     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 23                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 24                             /X/

                            ------------------------

                     DEAN WITTER VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                                 Post-Effective
                          Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
        _X_ on May 1, 1998 pursuant to paragraph (b)
        ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     DEAN WITTER VARIABLE INVESTMENT SERIES

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                           CAPTION
----------------------------------------------  ---------------------------------------------------------------------
PART A                                                                       PROSPECTUS
 1.  .........................................  Cover Page
 2.  .........................................  Prospectus Summary
 3.  .........................................  Financial Highlights
 4.  .........................................  Investment Objectives and Policies; The Fund and its Management;
                                                 Cover Page; Investment Restrictions; Prospectus Summary
 5.  .........................................  The Fund and Its Management; Investment Objectives and Policies
 6.  .........................................  Dividends, Distributions and Taxes; Additional Information
 7.  .........................................  Purchase of Fund Shares; Prospectus Summary
 8.  .........................................  Redemption of Fund Shares
 9.  .........................................  Not Applicable

PART B                                                           STATEMENT OF ADDITIONAL INFORMATION
10.  .........................................  Cover Page
11.  .........................................  Table of Contents
12.  .........................................  The Fund and its Management
13.  .........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                 Transactions and Brokerage
14.  .........................................  The Fund and its Management; Trustees and Officers
15.  .........................................  The Fund and its Management; Trustees and Officers
16.  .........................................  The Fund and its Management; Custodian and Transfer Agent;
                                                 Independent Accountants
17.  .........................................  Portfolio Transactions and Brokerage
18.  .........................................  Description of Shares of the Fund
19.  .........................................  Purchase and Redemption of Fund Shares; Financial Statements
20.  .........................................  Dividends, Distributions and Taxes; Financial Statements
21.  .........................................  Purchase and Redemption of Fund Shares
22.  .........................................  Performance Information
23.  .........................................  Experts; Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                DEAN WITTER
                        VARIABLE INVESTMENT SERIES




                                PROSPECTUS
                            DATED MAY 1, 1998

                                PROSPECTUS DATED
                                  MAY 1, 1998
                     DEAN WITTER VARIABLE INVESTMENT SERIES
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                        (212) 392-2550 OR (800) 869-NEWS

Dean Witter Variable Investment Series (the "Fund") is an open-end diversified management investment company which is intended to provide a broad range of investment alternatives with its fifteen separate Portfolios, each of which has distinct investment objectives and policies.

    - THE MONEY MARKET PORTFOLIO
    - THE QUALITY INCOME PLUS PORTFOLIO
    - THE HIGH YIELD PORTFOLIO
    - THE UTILITIES PORTFOLIO
    - THE INCOME BUILDER PORTFOLIO
    - THE DIVIDEND GROWTH PORTFOLIO
    - THE CAPITAL GROWTH PORTFOLIO
    - THE GLOBAL DIVIDEND GROWTH PORTFOLIO
    - THE EUROPEAN GROWTH PORTFOLIO
    - THE PACIFIC GROWTH PORTFOLIO
    - THE CAPITAL APPRECIATION PORTFOLIO
    - THE EQUITY PORTFOLIO
    - THE S&P 500 INDEX PORTFOLIO
    - THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO
    - THE STRATEGIST PORTFOLIO

There can be no assurance that the investment objectives of the Portfolios will be achieved. SEE "Prospectus Summary" and "Investment Objectives and Policies."

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

INVESTORS IN THE HIGH YIELD PORTFOLIO SHOULD CAREFULLY CONSIDER THE RELATIVE RISKS OF INVESTING IN HIGH YIELD SECURITIES, WHICH ARE COMMONLY KNOWN AS JUNK BONDS. BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS IN THE HIGH YIELD PORTFOLIO SHOULD ALSO BE COGNIZANT OF THE FACT THAT SUCH SECURITIES ARE NOT GENERALLY MEANT FOR SHORT-TERM INVESTING AND SHOULD ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD PORTFOLIO.

SHARES OF THE PORTFOLIOS OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


Currently, the shares of the Fund will be sold only to (1) Northbrook Life Insurance Company ("Northbrook") to fund the benefits under certain flexible premium variable annuity contracts and certain flexible premium variable life insurance contracts it issues, to (2) Allstate Life Insurance Company of New York ("Allstate New York") to fund the benefits under certain flexible premium deferred variable annuity contracts it issues, to (3) Glenbrook Life and Annuity Company ("Glenbrook") to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts it issues, and to (4) Paragon Life Insurance Company ("Paragon") to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co., the parent company of the Fund's Investment Manager. The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts," the variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts," and the Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the "Contracts." Northbrook, Allstate New York, Glenbrook and Paragon are sometimes referred to as the "Companies." In the future, shares may be sold to affiliated and/or non-affiliated entities of the Companies. The Companies will invest in shares of the Fund in accordance with allocation instructions received from Contract Owners, which allocation rights are further described in the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts. The Companies will redeem shares to the extent necessary to provide benefits under the Contracts.


This Prospectus sets forth concisely the information you should know before allocating your investment under your Contract to the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated May 1, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed above. The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                            ------------------------

              DEAN WITTER INTERCAPITAL INC. -- Investment Manager

This Prospectus must be accompanied by a current Prospectus for the Variable Annuity Contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or by a current Prospectus for the Variable Life Contracts issued by Northbrook Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company. Both Prospectuses should be read and retained for future reference.

NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                               TABLE OF CONTENTS


Prospectus Summary..................................................................................          3
Financial Highlights................................................................................          8
The Fund and its Management.........................................................................         12
Investment Objectives and Policies..................................................................         13
  The Money Market Portfolio........................................................................         13
  The Quality Income Plus Portfolio.................................................................         14
  The High Yield Portfolio..........................................................................         16
  The Utilities Portfolio...........................................................................         17
  The Income Builder Portfolio......................................................................         18
  The Dividend Growth Portfolio.....................................................................         20
  The Capital Growth Portfolio......................................................................         21
  The Global Dividend Growth Portfolio..............................................................         22
  The European Growth Portfolio.....................................................................         22
  The Pacific Growth Portfolio......................................................................         23
  The Capital Appreciation Portfolio................................................................         25
  The Equity Portfolio..............................................................................         26
  The S&P 500 Index Portfolio.......................................................................         27
  The Competitive Edge "Best Ideas" Portfolio.......................................................         28
  The Strategist Portfolio..........................................................................         30
  General Portfolio Techniques......................................................................         31
Investment Restrictions.............................................................................         41
Determination of Net Asset Value....................................................................         42
Purchase of Fund Shares.............................................................................         43
Redemption of Fund Shares...........................................................................         44
Dividends, Distributions and Taxes..................................................................         44
Performance Information.............................................................................         45
Additional Information..............................................................................         46
Appendix -- Ratings of Corporate Debt
   Instruments Investments..........................................................................         48

PROSPECTUS SUMMARY
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
THE FUND                The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end diversified management investment company. The Fund is comprised of fifteen separate Portfolios: the MONEY MARKET PORTFOLIO, the QUALITY
                        INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the
                        INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH
                        PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO,
                        the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY
                        PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS"
                        PORTFOLIO and the STRATEGIST PORTFOLIO (see pages 13 through 41). The Trustees of the Fund may establish additional Portfolios at any time. To the extent that shares are sold to the Companies in order to fund the benefits under Contracts, the structure of the Fund permits Contract Owners, within the limitations described in the Contracts, to allocate the investments underlying the Contracts in response to or in anticipation of changes in market or economic conditions. See the accompanying Prospectus for either the Variable Annuity Contracts or the
                        Variable Life Contracts for a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and benefits provided under a Contract.
                        Each Portfolio is managed for investment purposes as if it were a separate fund issuing a separate class of shares of beneficial interest, with $.01 par value.
                        The assets of each Portfolio are segregated, so that an interest in the Fund is limited to the assets of the Portfolio in which shares are held and shareholders, such as the Companies, are each entitled to a pro rata share of all dividends and distributions arising from the net investment income and capital gains, if any, of such Portfolio (see pages 44 and 46).
----------------------------------------------------------------------------------------------------------
INVESTMENT              Each Portfolio has distinct investment objectives and policies, and is subject to
OBJECTIVES,             various investment restrictions, some of which apply to all the Portfolios. The
POLICIES,               MONEY MARKET PORTFOLIO seeks high current income, preservation of capital and
RESTRICTIONS            liquidity by investing in short-term money market instruments (see pages 13-14).
AND RISKS               The QUALITY INCOME PLUS PORTFOLIO seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S.
                        Government securities and higher-rated fixed-income securities and by writing covered options on such securities (see pages 14-15). The HIGH YIELD PORTFOLIO seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, seeks capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed-income securities, which are commonly known as junk bonds (see pages 16-17). The UTILITIES PORTFOLIO seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry (see pages 17-18). The INCOME BUILDER PORTFOLIO seeks, as its primary objective, reasonable income and, as its secondary objective, growth of capital, by investing primarily in income-producing equity securities (see pages 18-20). The DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends (see pages 20-21). The CAPITAL GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in common stocks (see page
                        21). The GLOBAL DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends (see page 22). The EUROPEAN GROWTH
                        PORTFOLIO seeks to maximize the capital

                        appreciation of its investments by investing primarily in securities issued by issuers located in Europe (see pages 22-23). The PACIFIC GROWTH PORTFOLIO seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand (see pages
                        23-25). The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued (see pages 25-26). The EQUITY PORTFOLIO seeks, as a primary objective, capital growth through investments in common stock and, as a secondary objective, income but only when consistent with its primary objective (see pages 26-27). The S&P 500 INDEX
                        PORTFOLIO seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the
                        Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index (the "S&P
                        500 Index") by investing, under normal circumstances, at least 80% of the value of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index (see pages 27-28). The COMPETITIVE EDGE "BEST
                        IDEAS" PORTFOLIO seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the common stock of U.S. and
                        non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The
                        Competitive Edge," a research compilation assembled and maintained by Morgan
                        Stanley Dean Witter Equity Research, and such Supplemental Securities chosen by the Investment Manager (see pages 28-30). The STRATEGIST PORTFOLIO seeks a high total investment return through a fully managed investment policy utilizing equity securities, investment grade fixed-income securities and money market securities, and the writing of covered options on such securities and the collateralized sale of stock index options (see pages 30-31).
                                                            ---------
                        Although the MONEY MARKET PORTFOLIO will attempt to maintain a constant net asset value per share of $1.00, there can be no assurance that the $1.00 net asset value can be maintained. The net asset value of shares of each Portfolio other than the
                        MONEY MARKET PORTFOLIO will fluctuate with changes in the market value of its portfolio holdings. The market value of the Portfolios' securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. A decline in prevailing interest rates generally increases the value of fixed-income securities, while an increase in rates generally reduces the value of those securities. Dividends payable by each Portfolio will vary in relation to the amounts of dividends and/or interest paid by its securities holdings.
                        The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH
                        PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO,
                        the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE
                        EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase put and call options and may enter into transactions involving interest rate futures contracts and bond index futures contracts and options thereon as a means of hedging against changes in the market value of the Portfolio's investments. The UTILITIES
                        PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the
                        EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION
                        PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST
                        PORTFOLIO may also hedge against such changes by entering into transactions involving stock index futures contracts and options thereon, and (except for the
                        EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) options on stock indexes. The S&P 500 INDEX PORTFOLIO may enter into stock index futures contracts to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. Each Portfolio may invest, to a different extent, in foreign securities. Foreign securities markets pose different and generally greater risks than those customarily associated with domestic securities and markets including fluctuations in foreign currency exchange rates, foreign tax rates and foreign securities exchange controls.
                        Investment in the QUALITY INCOME PLUS PORTFOLIO, the
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                                       4
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
                        HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the
                        DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND
                        GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, THE PACIFIC GROWTH PORTFOLIO, THE
                        CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO,
                        the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO involve more risk than investment in the MONEY MARKET PORTFOLIO. The high yield, high risk fixed-income securities in which the HIGH YIELD PORTFOLIO will invest, and the
                        INCOME BUILDER PORTFOLIO may invest, are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. Investors in these Portfolios should carefully consider the relative risks of investing in high yield securities and should be cognizant of the fact that such securities are not generally meant for short-term investing (see the discussion of lower-rated securities beginning on page 34). Investors in the
                        CAPITAL APPRECIATION PORTFOLIO should be aware that the Portfolio is intended for long-term investors who can accept the risks involved in seeking long-term appreciation through the investment primarily in securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued (see the discussion of such securities beginning on page 25). In selecting investments for the CAPITAL APPRECIATION PORTFOLIO, the Investment
                        Manager has no general criteria as to a company's asset size, earnings or industry type. Investors in the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO should be aware that there can be no assurance that the securities contained in the Competitive
                        Edge "Best Ideas" List, which currently consists of only 40 companies, will perform as anticipated. Past performance of securities and issuers included in the
                        Competitive Edge "Best Ideas" List cannot be used to predict future results of the
                        Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best
                        Ideas" List.
                        Contract Owners are also directed to the discussion of options and futures transactions (page 37), repurchase agreements (page 35), foreign securities (page
                        31), forward foreign currency exchange contracts (page 32), public utilities securities (page 18), convertible securities (page 34), warrants (page 36), zero coupon securities (page 36), when-issued and delayed delivery securities and forward commitments (page 35) and "when, as and if issued" securities (page 36), concerning risks associated with such securities and management techniques. The
                        Fund is a single diversified investment company, consisting of fifteen Portfolios, and each Portfolio itself is diversified. Diversification does not eliminate investment risk. Contract Owners should review the investment objectives and policies of the Portfolios carefully and consider their ability to assume the risks involved in allocating the investments underlying the Contracts (see pages
                        13-41).
----------------------------------------------------------------------------------------------------------
INVESTMENT              Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the
MANAGER                 Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately
                        $113.6 billion at March 31, 1998. For its services as Investment Manager,
                        InterCapital receives a monthly advisory fee at an annual rate of 0.40% of the daily net assets of the S&P 500 INDEX PORTFOLIO; at an annual rate of 0.50% of the daily net assets of the HIGH YIELD PORTFOLIO up to $500 million and 0.425% of the daily net assets of that Portfolio exceeding $500 million; at an annual rate of
                        0.50% of the daily net assets of the QUALITY INCOME PLUS PORTFOLIO up to $500 million and 0.45% of the daily net assets of that Portfolio exceeding $500 million; at an annual rate of 0.50% of the daily net assets of the EQUITY
                        PORTFOLIO up to $1 billion and 0.475% of the daily net assets of that Portfolio exceeding $1 billion; at an annual rate of 0.50% of the daily net assets of each of the MONEY MARKET PORTFOLIO and the STRATEGIST
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                                       5

                        PORTFOLIO; at an annual rate of 0.625% of the daily net assets of the DIVIDEND
                        GROWTH PORTFOLIO up to $500 million, scaled down at various asset levels to 0.45%
                        on the daily net assets of that Portfolio exceeding $2 billion; at an annual rate of 0.65% of the daily net assets of the UTILITIES PORTFOLIO up to $500 million and
                        0.55% of the daily net assets of that Portfolio exceeding $500 million; at an annual rate of 0.65% of the daily net assets of each of the CAPITAL GROWTH
                        PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO; at an annual rate of
                        0.75% of the daily net assets of each of the INCOME BUILDER PORTFOLIO, the GLOBAL
                        DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO; at an annual rate of 1.0% of the daily net assets of the EUROPEAN GROWTH PORTFOLIO up to $500 million and 0.95% of the daily net assets of the Portfolio exceeding $500 million;
                        and at an annual rate of 1.0% of the daily net assets of the PACIFIC GROWTH
                        PORTFOLIO. The Investment Manager has agreed to assume all expenses of the S&P 500
                        INDEX PORTFOLIO (except for any brokerage expenses) and to waive the compensation provided for that Portfolio in its Management Agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the S&P 500 INDEX PORTFOLIO (see page 12).
                        Morgan Grenfell Investment Services Limited has been retained by the Investment
                        Manager as Sub-Adviser to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH
                        PORTFOLIO to provide investment advice and manage the portfolios, subject to the overall supervision of the Investment Manager. Morgan Grenfell Investment Services
                        Limited currently manages assets in excess of $18 billion primarily for U.S.
                        corporate and public employee plans, endowments, investment companies and foundations. The Sub-Adviser receives a monthly fee from the Investment Manager equal to 40% of the Investment Manager's monthly fee in respect of each of the
                        EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO (see page 12).
----------------------------------------------------------------------------------------------------------
SHAREHOLDERS            Currently, shares of the Fund are sold only to (1) Northbrook Life Insurance
                        Company ("Northbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by
                        Northbrook, to (2) Allstate Life Insurance Company of New York ("Allstate New
                        York") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts issued by Allstate New York, to (3) Glenbrook Life and Annuity Company ("Glenbrook") for
                        allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Glenbrook, and to (4) Paragon
                        Life Insurance Company ("Paragon") for allocation to a separate account established to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co., the parent company of the Fund's Investment Manager. The separate accounts are sometimes referred to individually as an "Account" and collectively as the
                        "Accounts." The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts," the variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts," and the Variable Annuity
                        Contracts and the Variable Life Contracts are sometimes referred to as the
                        "Contracts." Northbrook, Allstate New York, Glenbrook and Paragon are sometimes referred to as the "Companies." Accordingly, the interest of the Contract Owner with respect to the Fund is subject to the terms of the Contract and is described in the accompanying Prospectus for the Variable Annuity Contracts or the Variable
                        Life Contracts, which should be reviewed carefully by a person considering the purchase of a Contract. The accompanying Prospectus for the Variable Annuity
                        Contracts or the Variable Life Contracts describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the
                        Companies as shareholders of the Fund should be distinguished from the rights of a Contract Owner which are described in the Contract. In the future, shares may be allocated to certain other separate accounts or sold to affiliated and/or non-affiliated entities of the Companies in connection with variable annuity contracts or variable life insurance contracts. As long as shares of the Fund are sold only to the Companies, the terms "shareholder" or "shareholders" in this
                        Prospectus shall refer to the Companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund (see pages 43 and 46).
----------------------------------------------------------------------------------------------------------
PURCHASES               Dean Witter Distributors Inc. is the distributor of the Fund's shares. Shares of
AND                     the Fund are sold and redeemed at net asset value, I.E., without sales charge (see
REDEMPTIONS             pages 43 and 44).
----------------------------------------------------------------------------------------------------------
                        THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                        ELSEWHERE IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, AND THE
                        ACCOMPANYING PROSPECTUS FOR EITHER THE VARIABLE ANNUITY CONTRACTS OR THE VARIABLE
                        LIFE CONTRACTS.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period for each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information


                      NET ASSET
                        VALUE        NET        NET REALIZED    TOTAL FROM                                          TOTAL
                      BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS TO   DIVIDENDS AND
 YEAR ENDED DEC. 31   OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS      SHAREHOLDERS     DISTRIBUTIONS
     ----------       ---------   ----------   --------------   ----------   -------------   ----------------   -------------
MONEY MARKET
1988                   $ 1.00       $0.070         --            $ 0.070       $(0.070)          --               $(0.070)
1989                     1.00        0.086         --              0.086        (0.086)          --                (0.086)
1990                     1.00        0.076         --              0.076        (0.076)          --                (0.076)
1991                     1.00        0.056         --              0.056        (0.056)          --                (0.056)
1992                     1.00        0.034         --              0.034        (0.034)          --                (0.034)
1993                     1.00        0.027         --              0.027        (0.027)          --                (0.027)
1994                     1.00        0.037         --              0.037        (0.037)          --                (0.037)
1995                     1.00        0.055         --              0.055        (0.055)          --                (0.055)
1996                     1.00        0.050         --              0.050        (0.050)          --                (0.050)
1997                     1.00        0.051         --              0.051        (0.051)          --                (0.051)
QUALITY INCOME PLUS
1988                     9.61        0.85          $(0.16)         0.69         (0.85)           --                (0.85)
1989                     9.45        0.88            0.28          1.16         (0.88)           --                (0.88)
1990                     9.73        0.86           (0.24)         0.62         (0.86)           --                (0.86)
1991                     9.49        0.85            0.85          1.70         (0.85)           --                (0.85)
1992                    10.34        0.77            0.05          0.82         (0.77)           --                (0.77)
1993                    10.39        0.69            0.64          1.33         (0.69)           --                (0.69)
1994                    11.03        0.69           (1.40)        (0.71)        (0.69)           $ (0.18)          (0.87)
1995                     9.45        0.72            1.50          2.22         (0.71)           --                (0.71)
1996                    10.96        0.71           (0.58)         0.13         (0.72)           --                (0.72)
1997                    10.37        0.70            0.40          1.10         (0.70)           --                (0.70)
HIGH YIELD
1988                     9.97        1.14           (0.05)         1.09         (1.14)           --                (1.14)
1989                     9.92        1.30           (2.40)        (1.10)        (1.30)           --                (1.30)
1990                     7.52        1.13           (2.91)        (1.78)        (1.13)             (0.06)*         (1.19)
1991                     4.55        0.70            1.81          2.51         (0.70)             (0.11)*         (0.81)
1992                     6.25        0.96            0.18          1.14         (0.96)           --                (0.96)
1993                     6.43        0.81            0.68          1.49         (0.81)           --                (0.81)
1994                     7.11        0.79           (0.95)        (0.16)        (0.79)           --                (0.79)
1995                     6.16        0.80            0.08          0.88         (0.78)           --                (0.78)
1996                     6.26        0.77           (0.06)         0.71         (0.79)           --                (0.79)
1997                     6.18        0.75           (0.06)         0.69         (0.75)           --                (0.75)
UTILITIES
1990(a)                 10.00        0.47           (0.04)         0.43         (0.41)           --                (0.41)
1991                    10.02        0.54            1.45          1.99         (0.54)           --                (0.54)
1992                    11.47        0.51            0.88          1.39         (0.52)           --                (0.52)
1993                    12.34        0.49            1.43          1.92         (0.50)             (0.02)          (0.52)
1994                    13.74        0.53           (1.75)        (1.22)        (0.52)             (0.08)          (0.60)
1995                    11.92        0.53            2.81          3.34         (0.58)           --                (0.58)
1996                    14.68        0.55            0.70          1.25         (0.55)             (0.04)          (0.59)
1997                    15.34        0.57            3.46          4.03         (0.57)             (0.21)          (0.78)
INCOME BUILDER
1997(d)                 10.00        0.44            1.76          2.20         (0.44)           --                (0.44)
DIVIDEND GROWTH
1990(a)                 10.00        0.33           (1.10)        (0.77)        (0.30)           --                (0.30)
1991                     8.93        0.36            2.08          2.44         (0.37)           --                (0.37)
1992                    11.00        0.37            0.51          0.88         (0.37)           --                (0.37)
1993                    11.51        0.36            1.27          1.63         (0.36)           --                (0.36)
1994                    12.78        0.38           (0.80)        (0.42)        (0.37)           --                (0.37)
1995                    11.99        0.38            3.89          4.27         (0.41)             (0.26)          (0.67)
1996                    15.59        0.41            3.22          3.63         (0.41)             (0.41)          (0.82)
1997                    18.40        0.41            4.20          4.61         (0.41)             (1.00)          (1.41)
CAPITAL GROWTH
1991(b)                 10.00        0.15            2.67          2.82         (0.13)           --                (0.13)
1992                    12.69        0.07            0.13          0.20         (0.08)             (0.02)          (0.10)
1993                    12.79        0.08           (0.98)        (0.90)        (0.08)           --                (0.08)
1994                    11.81        0.10           (0.26)        (0.16)        (0.10)             (0.03)          (0.13)
1995                    11.52        0.10            3.68          3.78         (0.08)           --                (0.08)
1996                    15.22        0.08            1.65          1.73         (0.03)             (0.27)          (0.30)
1997                    16.65        0.01            3.90          3.91         (0.08)             (2.19)          (2.27)

----------------------------------------------------------

about the performance of the Portfolios of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts for a description of charges which may be imposed on the Contracts by the applicable Account. Any such charges are not reflected in the financial highlights below. Inclusion of any such charges would reduce the total return figures for all periods shown. The S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO did not commence operations before December 31, 1997.


                                                     RATIOS TO
                                                AVERAGE NET ASSETS
     NET                                    ---------------------------
    ASSET                     NET ASSETS                        NET
    VALUE        TOTAL         AT END OF                     INVESTMENT       PORTFOLIO     AVERAGE
   END OF      INVESTMENT       PERIOD                         INCOME         TURNOVER     COMMISSION
   PERIOD       RETURN+         (000'S)      EXPENSES          (LOSS)           RATE       RATE PAID
   -------   --------------   -----------   ----------       ----------       --------     ----------
   $ 1.00           7.23%     $    77,304      0.62%            7.04%           N/A             N/A
     1.00           9.05           76,701      0.58             8.67            N/A             N/A
     1.00           7.89          118,058      0.57             7.60            N/A             N/A
     1.00           5.75          104,277      0.57             5.62            N/A             N/A
     1.00           3.43           96,151      0.59             3.38            N/A             N/A
     1.00           2.75          129,925      0.57             2.71            N/A             N/A
     1.00           3.81          268,624      0.55             3.93            N/A             N/A
     1.00           5.66          249,787      0.53             5.52            N/A             N/A
     1.00           5.11          340,238      0.52             4.97            N/A             N/A
     1.00           5.23          335,578      0.52             5.10            N/A             N/A
     9.45           7.32           28,037      0.73             8.87            277%            N/A
     9.73          12.78           48,784      0.70             9.09            242             N/A
     9.49           6.84           57,407      0.66             9.09            166             N/A
    10.34          18.75           81,918      0.60             8.39            105             N/A
    10.39           8.26          163,368      0.58             7.41            148             N/A
    11.03          12.99          487,647      0.56             6.17            219             N/A
     9.45          (6.63)         414,905      0.54             6.88            254             N/A
    10.96          24.30          520,579      0.54             7.07            162             N/A
    10.37           1.56          474,660      0.53             6.84            182             N/A
    10.77          11.09          474,990      0.53             6.71            171             N/A
     9.92          10.83          192,290      0.56            11.06            140             N/A
     7.52         (12.44)          96,359      0.55            13.94             54             N/A
     4.55         (25.54)          27,078      0.69            17.98             42             N/A
     6.25          58.14           34,603      1.01            12.29            300             N/A
     6.43          18.35           40,042      0.74            14.05            204             N/A
     7.11          24.08           90,200      0.60            11.80            177             N/A
     6.16          (2.47)         111,934      0.59            11.71            105             N/A
     6.26          14.93          154,310      0.54            12.67             58             N/A
     6.18          11.98          259,549      0.51            12.59             57             N/A
     6.12          11.87          368,061      0.53            12.44             95             N/A
    10.02           4.52(1)        37,597      0.40(2)(3)       6.38(2)          46(1)        --
    11.47          20.56           68,449      0.80             5.23             25           --
    12.34          12.64          153,748      0.73             4.63             26           --
    13.74          15.69          490,934      0.71             3.75             11           --
    11.92          (9.02)         382,412      0.68             4.21             15           --
    14.68          28.65          479,070      0.68             4.00             13           --
    15.34           8.68          440,662      0.67             3.61              9         $0.0543
    18.59          27.15          458,134      0.67             3.48             13          0.0555
    11.76          22.38(1)        55,423      0.15(2)(6)       5.73(2)(6)       41(1)       0.0529
     8.93          (7.81)(1)       57,282      0.54(2)(3)       4.50(2)          19(1)        --
    11.00          27.76           98,023      0.73             3.61              6           --
    11.51           8.16          192,551      0.69             3.42              4           --
    12.78          14.34          483,145      0.68             3.01              6           --
    11.99          (3.27)         572,952      0.64             3.13             20           --
    15.59          36.38          865,417      0.61             2.75             24           --
    18.40          23.96        1,288,404      0.57             2.46             23          0.0553
    21.60          25.61        1,905,906      0.54             2.06             28          0.0552
    12.69          28.41(1)        18,400     --   (2)(4)       1.82(2)          32(1)        --
    12.79           1.64           45,105      0.86             0.62             22           --
    11.81          (6.99)          50,309      0.74             0.78             36           --
    11.52          (1.28)          45,715      0.77             0.90             37           --
    15.22          32.92           66,995      0.74             0.70             34           --
    16.65          11.55           86,862      0.73             0.52             98          0.0570
    18.29          24.54          127,100      0.71             0.01            139          0.0571

--------------------------------------------------------------------------------


                      NET ASSET
                        VALUE        NET        NET REALIZED    TOTAL FROM                                       TOTAL
                      BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO DIVIDENDS AND
 YEAR ENDED DEC. 31   OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS     SHAREHOLDERS   DISTRIBUTIONS
     ----------       ---------   ----------   --------------   ----------   ------------   ---------------- --------------
GLOBAL DIVIDEND GROWTH
1994(c)                $10.00       $ 0.23         $(0.20)       $   0.03      $ (0.21)          --               $ (0.21)
1995                     9.82         0.24           1.90            2.14        (0.26)           $(0.01)           (0.27)
1996                    11.69         0.24           1.75            1.99        (0.24)            (0.31)           (0.55)
1997                    13.13         0.22           1.37            1.59        (0.23)            (0.60)           (0.83)
EUROPEAN GROWTH
1991(b)                 10.00         0.25          (0.13)           0.12        (0.23)          --                 (0.23)
1992                     9.89         0.08           0.32            0.40        (0.10)            (0.01)           (0.11)
1993                    10.18         0.12           3.98            4.10        (0.12)            (0.13)           (0.25)
1994                    14.03         0.17           0.96            1.13        (0.16)            (0.44)           (0.60)
1995                    14.56         0.20           3.50            3.70        (0.19)**          (0.54)           (0.73)
1996                    17.53         0.17           4.91            5.08        (0.04)            (1.01)           (1.05)
1997                    21.56         0.21           3.19            3.40        (0.24)            (1.18)           (1.42)
PACIFIC GROWTH
1994(c)                 10.00         0.07          (0.74)          (0.67)      --                 (0.07)           (0.07)
1995                     9.26         0.12           0.41            0.53        (0.09)          --                 (0.09)
1996                     9.70         0.05           0.32            0.37        (0.11)          --                 (0.11)
1997                     9.96         0.12          (3.82)          (3.70)       (0.14)          --                 (0.14)
CAPITAL APPRECIATION
1997(d)                 10.00         0.07           1.25            1.32       --               --               --
EQUITY
1988                    12.49         0.39           0.83            1.22        (0.35)          --                 (0.35)
1989                    13.36         0.71           1.77            2.48        (0.70)          --                 (0.70)
1990                    15.14         0.48          (1.03)          (0.55)       (0.49)          --                 (0.49)
1991                    14.10         0.20           8.05            8.25        (0.21)          --                 (0.21)
1992                    22.14         0.23          (0.47)          (0.24)       (0.24)            (1.86)           (2.10)
1993                    19.80         0.15           3.63            3.78        (0.15)            (1.28)           (1.43)
1994                    22.15         0.23          (1.31)          (1.08)       (0.22)            (1.60)           (1.82)
1995                    19.25         0.22           7.92            8.14        (0.25)          --                 (0.25)
1996                    27.14         0.16           2.70            2.86        (0.16)            (3.45)           (3.61)
1997                    26.39         0.18           9.27            9.45        (0.18)            (2.08)           (2.26)
STRATEGIST
1988                     9.65         0.70           0.51            1.21        (0.64)          --                 (0.64)
1989                    10.22         0.84           0.20            1.04        (0.79)            (0.06)           (0.85)
1990                    10.41         0.61          (0.46)           0.15        (0.67)            (0.08)           (0.75)
1991                     9.81         0.47           2.24            2.71        (0.50)          --                 (0.50)
1992                    12.02         0.44           0.41            0.85        (0.45)            (0.13)           (0.58)
1993                    12.29         0.38           0.86            1.24        (0.38)            (0.47)           (0.85)
1994                    12.68         0.48           0.01            0.49        (0.46)            (0.26)           (0.72)
1995                    12.45         0.62           0.49            1.11        (0.67)            (0.44)           (1.11)
1996                    12.45         0.43           1.39            1.82        (0.43)            (0.12)           (0.55)
1997                    13.72         0.45           1.40            1.85        (0.45)            (0.32)           (0.77)


----------------------------------


Commencement of operations:
 (a)   March 1, 1990.
 (b)   March 1, 1991.
 (c)   February 23, 1994.
 (d)   January 21, 1997.
  + Calculated based on the net asset value as of the last business day of the period.
  *    Distributions from capital.
 **    Includes dividends in excess of net investment income of $0.02.
 (1)   Not annualized.
 (2)   Annualized.
 (3) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.
 (4) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratio of expenses to average net assets would have been 1.60% for Capital Growth and 4.12% for European Growth.
 (5) If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for Global Dividend Growth and February 23, 1994 through August 2, 1994 for Pacific Growth, the ratio of expenses to average net assets would have been 0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
 (6) If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for Income Builder and January 21, 1997 through December 31, 1997 for Capital Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.

----------------------------------------------------------


                                                           RATIOS TO
                                                      AVERAGE NET ASSETS
                                                  ---------------------------
                                                                       NET
   NET ASSET        TOTAL        NET ASSETS AT                      INVESTMENT   PORTFOLIO      AVERAGE
   VALUE END      INVESTMENT     END OF PERIOD                       INCOME      TURNOVER      COMMISSION
   OF PERIOD       RETURN+          (000'S)          EXPENSES        (LOSS)        RATE        RATE PAID
  -----------   --------------   --------------      -------        ---------    ---------    ------------
  $    9.82            0.27%(1)        $138,486      0.87%(2)(5)     2.62%(2)       20%(1)        --
      11.69           22.14             205,739      0.88            2.23           55            --
      13.13           17.49             334,821      0.85            1.94           39        $    0.0360
      13.89           12.04             481,613      0.84            1.61           48             0.0283
       9.89            1.34(1)            3.653     --   (2)(4)      3.18(2)        77(1)         --
      10.18            3.99              10,686      1.73            0.74           97            --
      14.03           40.88              79,052      1.28            0.97           77            --
      14.56            8.36             152,021      1.16            1.49           58            --
      17.53           25.89             188,119      1.17            1.25           69            --
      21.56           29.99             302,422      1.11            0.97           43             0.0453
      23.54           16.07             391,441      1.12            1.04           45             0.0530
       9.26           (6.73)(1)          75,425      1.00(2)(5)      0.56(2)        22(1)         --
       9.70            5.74              98,330      1.44            1.23           53            --
       9.96            3.89             144,536      1.37            1.01           50             0.0108
       6.12          (37.70)             68,904      1.44            1.09           58             0.0077
      11.32           13.20(1)           32,306     --   (6)         1.30(2)(6)     25(1)          0.0490
      13.36            9.84              39,857      0.65            2.77          162            --
      15.14           18.83              58,316      0.60            4.85           81            --
      14.10           (3.62)             41,234      0.62            3.38          130            --
      22.14           59.05              63,524      0.64            1.09          214            --
      19.80            0.05              77,527      0.62            1.22          286            --
      22.15           19.72             182,828      0.58            0.69          265            --
      19.25           (4.91)            225,289      0.57            1.19          299            --
      27.14           42.53             359,779      0.54            0.97          269            --
      26.39           12.36             521,908      0.54            0.58          279             0.0587
      33.58           37.43             823,090      0.52            0.61          145             0.0578
      10.22           12.79              61,947      0.66            7.29          310            --
      10.41           10.67              88,712      0.57            8.38          282            --
       9.81            1.56              68,447      0.58            6.10          163            --
      12.02           28.26              87,779      0.60            4.34           86            --
      12.29            7.24             136,741      0.58            3.74           87            --
      12.68           10.38             287,502      0.57            3.11           57            --
      12.45            3.94             392,760      0.54            3.93          125            --
      12.45            9.48             388,579      0.52            5.03          329            --
      13.72           15.02             423,768      0.52            3.30          153             0.0591
      14.80           13.71             497,028      0.52            3.09          159             0.0565

THE FUND AND ITS MANAGEMENT
----------------------------------------------------------

Dean Witter Variable Investment Series (the "Fund") is an open-end diversified management investment company. The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on February 25, 1983.


Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of approximately $109.5 billion at March 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.


The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.


With regard to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, under Sub-Advisory Agreements between Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the EUROPEAN GROWTH PORTFOLIO with investment advice and portfolio management relating to that Portfolio's investments in securities issued by issuers located in Europe and in other countries located elsewhere around the world, and provides the PACIFIC GROWTH PORTFOLIO with investment advice and portfolio management relating to that Portfolio's investments in securities issued by issuers located in Asia, Australia and New Zealand and in countries located elsewhere around the world, in each case subject to the overall supervision of the Investment Manager. The Sub-Adviser, whose address is 20 Finsbury Circus, London, England, currently manages assets in excess of $18 billion primarily for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations. The Sub-Adviser is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.


The Fund's Trustees review the various services provided by or under the direction of the Investment Manager (and, for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, by the Sub-Adviser) to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund currently pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.40% to the net assets of the S&P 500 INDEX PORTFOLIO, by applying the annual rate of 0.50% to the net assets of the HIGH YIELD PORTFOLIO up to $500 million and the annual rate of 0.425% to the net assets of that Portfolio exceeding $500 million, by applying the annual rate of 0.50% to the net assets of the QUALITY INCOME PLUS PORTFOLIO up to $500 million and the annual rate of 0.45% to the net assets of that Portfolio exceeding $500 million, by applying the annual rate of 0.50% to the net assets of the EQUITY PORTFOLIO up to $1 billion and 0.475% to the net assets of that Portfolio exceeding $1 billion, by applying the annual rate of 0.50% to the net assets of each of the MONEY MARKET PORTFOLIO and the STRATEGIST PORTFOLIO, by applying the annual rate of 0.625% to the net assets of the DIVIDEND GROWTH PORTFOLIO up to $500 million, the annual rate of 0.50% to the next $500 million, the annual rate of 0.475% to the next $1 billion, and the annual rate of 0.45% to the net assets of that Portfolio exceeding $2 billion, by applying the annual rate of 0.65% to the net assets of the UTILITIES PORTFOLIO up to $500 million and the annual rate of 0.55% to the net assets of that Portfolio exceeding $500 million, by applying the annual rate of 0.65% to the net assets of each of the CAPITAL GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, by applying the annual rate of 0.75% to the net assets of each of the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO, by applying the annual rate of 1.0% to the net assets of the EUROPEAN GROWTH PORTFOLIO up to $500 million and the annual rate of 0.95% to the net assets of that Portfolio exceeding $500 million, and by applying the annual rate of 1.0% to the net assets of the PACIFIC GROWTH PORTFOLIO, in each case determined as of the close of each business day. As compensation for its services provided to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO pursuant to the Sub-Advisory Agreements in respect of those Portfolios, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation in respect of each of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.



For the year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the average daily net assets of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 0.53% of the average daily net assets of the DIVIDEND GROWTH PORTFOLIO, 0.65% of the average daily net assets of each of the UTILITIES PORTFOLIO and the CAPITAL GROWTH PORTFOLIO, 0.75% of the average daily net assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, and 1.0% of the average daily net assets of each of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. The total expenses of the MONEY MARKET PORTFOLIO amounted to 0.52% of its average daily net assets, the total expenses of the QUALITY INCOME PLUS PORTFOLIO amounted to 0.53% of the average daily net assets, the total expenses of the HIGH YIELD PORTFOLIO amounted to 0.53% of its average daily net assets, the total expenses of the EQUITY PORTFOLIO amounted to 0.52% of its average daily net assets, the total expenses of the STRATEGIST PORTFOLIO amounted to 0.52% of its average daily net assets, the total expenses of the DIVIDEND GROWTH PORTFOLIO amounted to 0.54% of its average daily net assets, the total expenses of the UTILITIES PORTFOLIO amounted to 0.67% of its average daily net assets, the total expenses of the CAPITAL GROWTH PORTFOLIO amounted to 0.71% of its average daily net assets, the total expenses of the GLOBAL DIVIDEND GROWTH PORTFOLIO amounted to 0.84% of its average daily net assets, the total expenses of the EUROPEAN GROWTH PORTFOLIO amounted to 1.12% of its average daily net assets, and the total expenses of the PACIFIC GROWTH PORTFOLIO amounted to 1.44% of its average daily net assets.


The INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first. The INCOME BUILDER PORTFOLIO attained $50 million of net assets on December 3, 1997.

The S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO did not commence operations prior to the date of this Prospectus. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first. Thereafter, the Investment Manager has agreed to assume all expenses of the S&P 500 INDEX PORTFOLIO (except for any brokerage fees) and to waive the compensation provided for that Portfolio in its Management Agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the S&P 500 INDEX PORTFOLIO.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------------

THE MONEY MARKET PORTFOLIO

The investment objectives of the MONEY MARKET PORTFOLIO are high current income, preservation of capital and liquidity. The MONEY MARKET PORTFOLIO seeks to achieve those objectives by investing in the following money market instruments:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;

BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (see the discussion of foreign securities under "General Portfolio Techniques" below);

OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's;

CORPORATE OBLIGATIONS. Corporate obligations, rated at least A by S&P or Moody's, maturing in one year or less.

See the Appendix for an explanation of S&P and Moody's ratings.

VARIABLE RATE OBLIGATIONS. The interest rates payable on certain securities in which the MONEY MARKET PORTFOLIO may invest are not fixed and may fluctuate based upon changes in market rates. Obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

The MONEY MARKET PORTFOLIO may enter into repurchase agreements, may lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis, in each case in accordance with the description of those techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The investment objectives and policies stated above may not be changed without the approval of the shareholders of the MONEY MARKET PORTFOLIO. The MONEY MARKET PORTFOLIO may not invest in securities other than the types of securities listed above and is subject to other specific investment restrictions as detailed under "Investment Restrictions" below and in the Statement of Additional Information.

Although the MONEY MARKET PORTFOLIO will not generally be managed with a policy of active short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, the Investment Manager believes such disposition advisable.

The MONEY MARKET PORTFOLIO is expected to have a high portfolio turnover due to the short maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments.

The MONEY MARKET PORTFOLIO will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The MONEY MARKET PORTFOLIO will not, however, invest in securities that mature in more than one year from the date of purchase (see "Determination of Net Asset Value"). The amounts invested in obligations of various maturities of one year or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the MONEY MARKET PORTFOLIO might have to borrow money and incur interest expenses. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in net asset value per share or the redemption by the MONEY MARKET PORTFOLIO of shares held in a shareholder's account. The MONEY MARKET PORTFOLIO will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the MONEY MARKET PORTFOLIO will be successful in achieving this or its other objectives.

THE QUALITY INCOME PLUS PORTFOLIO

The primary investment objective of the QUALITY INCOME PLUS PORTFOLIO is to earn a high level of current income, by investing primarily in U.S. Government securities and other fixed-income securities. As a secondary objective, the QUALITY INCOME PLUS PORTFOLIO will seek capital appreciation but only when consistent with its primary objective. There is no assurance that the objectives will be achieved. The objectives of the QUALITY INCOME PLUS PORTFOLIO are fundamental policies of the Portfolio and, as such, may not be changed without the approval of the shareholders of the QUALITY INCOME PLUS PORTFOLIO.

The QUALITY INCOME PLUS PORTFOLIO has also adopted the following investment policies which are not fundamental policies and may be changed by the Trustees of the Fund without shareholder approval.

In seeking to achieve its objectives, the QUALITY INCOME PLUS PORTFOLIO will normally invest at least 65% of its net assets in a combination of U.S. Government securities and debt securities (including straight debt securities and debt securities convertible into common stock) and "Yankee government bonds," which are U.S. dollar denominated debt securities issued by foreign governments or their respective instrumentalities or agencies which securities are either registered under the Securities Act of 1933 or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars, which have a rating at the time of purchase within the three highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or
A) or Standard & Poor's Corporation ("S&P") (AAA, AA or A) or which, if not rated, are deemed to be of comparable quality by the Fund's Trustees, with a maximum of 20% of the Portfolio's net assets in "Yankee government bonds." However, any security which subsequently receives a rating as low as Baa(3) by Moody's or BBB- by S&P (the lowest investment grade ratings) will be eliminated from the portfolio at such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the QUALITY INCOME PLUS PORTFOLIO. A description of corporate bond ratings is contained in the Appendix. See "General Portfolio Techniques" below for a discussion of convertible securities and foreign securities. Securities which may be purchased include zero coupon securities (see "General Portfolio Techniques" below).

Generally, as prevailing interest rates rise, the value of the U.S. Government and other debt securities held by the QUALITY INCOME

PLUS PORTFOLIO, and concomitantly, the net asset value of the Portfolio's shares, will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

U.S. Government securities include:

    (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

    (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

    (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

    (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

Certain of the U.S. Government securities in which the QUALITY INCOME PLUS PORTFOLIO may invest; E.G., certificates issued by GNMA, FNMA and FHLMC, are "mortgage-backed securities," which evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "pass-through" instruments, wherein the issuing agency guarantees the timely payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The average life of such certificates varies with the maturities of the underlying mortgage instruments, which may be up to thirty years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. For example, during periods of declining interest rates, mortgage prepayments can be expected to accelerate. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. The net asset value of shares of the QUALITY INCOME PLUS PORTFOLIO and the Portfolio's ability to achieve its investment objectives may be adversely affected by mortgage prepayments.

While the QUALITY INCOME PLUS PORTFOLIO will invest primarily in U.S. Government and other debt securities, it may invest up to 35% of its portfolio (including options on debt instruments, options on futures contracts and futures contracts) in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, and, within this portion of the portfolio, up to 15% of its net assets in "Yankee corporate bonds," which are U.S. dollar denominated debt securities issued by foreign corporations which securities are either registered under the Securities Act of 1933 or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars, and which have a rating at the time of purchase within the three highest grades as determined by Moody's or S&P or which, if not rated, are deemed to be of comparable quality by the Fund's Trustees (any security which subsequently receives a rating as low as Baa(3) by Moody's or BBB- by S&P will be eliminated from the portfolio at such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the QUALITY INCOME PLUS PORTFOLIO) (see "General Portfolio Techniques" below and in the Statement of Additional Information). Moreover, and notwithstanding any of the above, the QUALITY INCOME PLUS PORTFOLIO may invest in money market instruments without limitation when market conditions dictate a "defensive" investment strategy.

The QUALITY INCOME PLUS PORTFOLIO may enter into repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

    BORROWING. The QUALITY INCOME PLUS PORTFOLIO may borrow money, but only from a bank and in an amount up to 25% of the Portfolio's gross assets taken at the lower of market value or cost, not including the amount borrowed. When the Portfolio borrows it will be because it seeks additional income by leveraging its investments through purchasing securities with the borrowed funds. The QUALITY INCOME PLUS PORTFOLIO will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Act").

THE HIGH YIELD PORTFOLIO

The primary investment objective of the HIGH YIELD PORTFOLIO is to earn a high level of current income by investing in a professionally managed diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective, the HIGH YIELD PORTFOLIO will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the portfolio of the HIGH YIELD PORTFOLIO or from a general decline in interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. There is no assurance that the objectives will be achieved.

The objectives of the HIGH YIELD PORTFOLIO may not be changed without the approval of the shareholders of the HIGH YIELD PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The higher yields sought by the HIGH YIELD PORTFOLIO are generally obtainable from securities rated in the lower categories by recognized rating services. The HIGH YIELD PORTFOLIO seeks high current income by investing principally in fixed-income securities, as described above, which are rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly-rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the HIGH YIELD PORTFOLIO does not have any minimum quality rating standard for its investments. As such, the High Yield Portfolio may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest bond rating, are no longer making interest payments. For a further discussion of the characteristics and risks associated with high yield securities, and for a discussion of convertible securities, see "General Portfolio Techniques" below. A description of corporate bond ratings is contained in the Appendix.

Non-rated securities will also be considered for investment by the HIGH YIELD PORTFOLIO when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the HIGH YIELD PORTFOLIO.

All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fact that there are fluctuations in net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities generally decline, and when interest rates fall, prices generally rise.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of the issuers of higher-rated fixed-income securities, the achievements of the HIGH YIELD PORTFOLIO's investment objectives will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the HIGH YIELD PORTFOLIO or potentially purchasable by the Portfolio.

In determining which securities to purchase or hold for the portfolio of the HIGH YIELD PORTFOLIO and in seeking to reduce the credit and interest rate risks, the Investment Manager will rely on information from various sources, including: the rating of the security; research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc.; the views of the Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The extent to which the Investment Manager is successful in reducing depreciation or losses arising from either interest rate or credit risks depends in part on the Investment Manager's portfolio management skills and judgment in evaluating the factors affecting the value of securities. No assurance can be given regarding the degree of success that will be achieved.

Consistent with its primary investment objective, the HIGH YIELD PORTFOLIO anticipates that, under normal conditions, at least 65% of the value of its total assets will be invested in the lower-rated and non-rated fixed-income securities (including zero coupon securities) previously described. However, when the yields derived from such securities and those derived from higher-rated issues are relatively narrow, the HIGH YIELD PORTFOLIO may invest in the higher-rated issues since they may provide similar yields with somewhat less risk.

Pending investment of proceeds of sale of shares of the HIGH YIELD PORTFOLIO or of its portfolio securities or at other times when market conditions dictate a more "defensive" investment strategy, the HIGH YIELD PORTFOLIO may invest without limit in money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies. The yield on these securities will generally tend to be lower than the yield on other securities that can be purchased by the HIGH YIELD PORTFOLIO.

The HIGH YIELD PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information. The HIGH YIELD PORTFOLIO may purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof) (see the discussion of warrants under "General Portfolio Techniques" below).

PUBLIC UTILITIES. The HIGH YIELD PORTFOLIO's investments in public utilities, if any, may be subject to certain risks (see the description of the risks associated with investment in public utilities set forth below under "The Utilities Portfolio").

SPECIAL INVESTMENT CONSIDERATIONS. Because of the special nature of the HIGH YIELD PORTFOLIO's investment in high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Investors should carefully consider the risks of investing in high yield securities (see "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of the risks of investments in high yield securities).


During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the HIGH YIELD PORTFOLIO, expressed as a percentage of the Portfolio's total investments in debt obligations, were as follows:



                                                 PERCENTAGE OF
RATINGS                                        TOTAL INVESTMENTS
---------------------------------------------  -----------------
AAA/Aaa......................................            3.3%
AA/Aa........................................             --
A/A..........................................           12.1
BBB/Baa......................................             --
BB/Ba........................................            6.1
B/B..........................................           59.4
CCC/Caa......................................            2.3
CC/Ca........................................             --
C/C..........................................             --
D............................................             --
Unrated......................................           16.8
                                                       -----
                                                       100.0%


THE UTILITIES PORTFOLIO

The investment objective of the UTILITIES PORTFOLIO is to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The objective of the UTILITIES PORTFOLIO may not be changed without the approval of the shareholders of the UTILITIES PORTFOLIO. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the UTILITIES PORTFOLIO, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the public utilities industry. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

In seeking to achieve its objective, the UTILITIES PORTFOLIO will normally invest at least 65% of its total assets in securities of companies in the public utilities industry. The Investment Manager believes the UTILITIES PORTFOLIO's investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the UTILITIES PORTFOLIO, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance. There can be no assurance that the investment objective of the UTILITIES PORTFOLIO will be achieved.

The UTILITIES PORTFOLIO will invest in both equity securities (common stocks and securities convertible into common stock) and fixed income securities (bonds and preferred stock) in the public utilities industry. The UTILITIES PORTFOLIO does not have any set policies to concentrate within any particular segment of the utilities industry. The UTILITIES PORTFOLIO will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the UTILITIES PORTFOLIO's investment objective in light of prevailing market, economic and financial conditions. For example, at a particular time the Investment Manager may choose to allocate up to 100% of the UTILITIES PORTFOLIO's assets in a particular type of security (for example, equity securities) or in a specific utility industry segment (for example, electric utilities). See "General Portfolio Techniques" below for a discussion of convertible securities.

Criteria to be utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models in connection with stock allocation in the equity portion of the portfolio. In keeping with the UTILITIES PORTFOLIO's objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the UTILITIES PORTFOLIO may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

The UTILITIES PORTFOLIO may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the UTILITIES PORTFOLIO may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB). Under normal circumstances the average weighted maturity of the debt portion of the portfolio is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix.

While the UTILITIES PORTFOLIO will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, options and futures (see "General Portfolio Techniques" below and in the Statement of Additional Information). U.S. Government securities are described above and in the Statement of Additional Information under the caption "The Quality Income Plus Portfolio." The UTILITIES PORTFOLIO may acquire warrants attached to other securities purchased by the Portfolio (see "General Portfolio Techniques" below).

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the UTILITIES PORTFOLIO's securities holdings. During such periods, the UTILITIES PORTFOLIO may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

The UTILITIES PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

PUBLIC UTILITIES INDUSTRY. The public utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects of profits on recent increased competition within the telecommunications, electric and natural gas industries and the uncertainties resulting from companies within these industries diversifying into new domestic and international businesses, as well as from agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

THE INCOME BUILDER PORTFOLIO

The primary investment objective of the INCOME BUILDER PORTFOLIO is to seek reasonable income. Growth of capital is a secondary objective. There can be no assurance that the objectives will be achieved. The objectives of the INCOME BUILDER PORTFOLIO may not be changed without the approval of the shareholders of the INCOME BUILDER PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The INCOME BUILDER PORTFOLIO seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Portfolio's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Portfolio's ability to meet its investment objectives.

The INCOME BUILDER PORTFOLIO will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. See "General Portfolio Techniques" below for a discussion of convertible securities, including a discussion of "enhanced," "synthetic" and "exchangeable" convertible securities in which the INCOME BUILDER PORTFOLIO may invest. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the portfolio of the INCOME BUILDER PORTFOLIO.

The INCOME BUILDER PORTFOLIO also may invest up to 20% of its total assets in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). See "General Portfolio Techniques" below for a discussion of investments in securities rated BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded to have an adequate capacity to pay interest and repay principal, have speculative characteristics. However, the INCOME BUILDER PORTFOLIO will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, are determined to be of comparable quality by the Investment Manager. The INCOME BUILDER PORTFOLIO will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the INCOME BUILDER PORTFOLIO may invest does not include securities convertible into common stock. A description of fixed-income security ratings is contained in the Appendix. See "General Portfolio Techniques" below for a discussion of the risks of investments in lower rated, high yield securities.

A portion of the INCOME BUILDER PORTFOLIO's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

The non-governmental debt securities in which the INCOME BUILDER PORTFOLIO will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the Appendix.

Payments of interest and principal on U.S. Government securities are guaranteed by the U.S. Government; however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the INCOME BUILDER PORTFOLIO are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Portfolio will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The INCOME BUILDER PORTFOLIO is not limited as to the maturities of the debt securities in which it may invest.

The Investment Manager intends to follow a "bottom-up" approach in the selection of convertible securities for the INCOME BUILDER PORTFOLIO. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

Money market instruments in which the INCOME BUILDER PORTFOLIO may invest include securities issued or guaranteed by the U.S.

Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances. There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Portfolio's securities holdings. During such periods, the INCOME BUILDER PORTFOLIO may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

The INCOME BUILDER PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in warrants, zero coupon securities and real estate investment trusts, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The INCOME BUILDER PORTFOLIO is authorized to engage in transactions involving options and futures contracts that would be eligible for use by the STRATEGIST PORTFOLIO, as described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The INCOME BUILDER PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus has been revised to reflect this.

SPECIAL INVESTMENT CONSIDERATIONS. Because of the special nature of the INCOME BUILDER PORTFOLIO's investments in high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Investors should carefully consider the risks of investing in high yield securities (see "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of the risks of investments in high yield securities).


During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the INCOME BUILDER PORTFOLIO, expressed as a percentage of the Portfolio's total investments in debt obligations, were as follows:



                                                 PERCENTAGE OF
RATINGS                                        TOTAL INVESTMENTS
---------------------------------------------  -----------------
AAA/Aaa......................................            4.0%
AA/Aa........................................             --
A/A..........................................            3.5
BBB/Baa......................................           12.3
BB/Ba........................................           24.3
B/B..........................................           34.8
CCC/Caa......................................             --
CC/Ca........................................             --
C/C..........................................             --
D............................................             --
Unrated......................................           21.1
                                                       -----
                                                       100.0%


THE DIVIDEND GROWTH PORTFOLIO

The investment objective of the DIVIDEND GROWTH PORTFOLIO is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The DIVIDEND GROWTH PORTFOLIO seeks to achieve its investment objective primarily through investments in common stock of companies with a record of paying dividends and the potential for increasing dividends. Net asset value of the DIVIDEND GROWTH PORTFOLIO's shares will fluctuate with changes in market values of portfolio securities. The DIVIDEND GROWTH PORTFOLIO will attempt to avoid speculative securities or those with speculative characteristics.

The investment objective of the DIVIDEND GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the DIVIDEND GROWTH PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

    (1) Up to 30% of the value of the DIVIDEND GROWTH PORTFOLIO's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, warrants (see "General Portfolio Techniques" below), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB) and/or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio") when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the DIVIDEND GROWTH PORTFOLIO's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

    (2) Notwithstanding any of the foregoing limitations, the DIVIDEND GROWTH PORTFOLIO may invest more than 30% of the value of its total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

The DIVIDEND GROWTH PORTFOLIO may enter into repurchase agreements, invest in American Depository Receipts, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The DIVIDEND GROWTH PORTFOLIO is authorized to engage in transactions involving options and futures contracts which would be eligible for use by the STRATEGIST PORTFOLIO. These transactions are described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The DIVIDEND GROWTH PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus were revised to reflect this.

THE CAPITAL GROWTH PORTFOLIO

The investment objective of the CAPITAL GROWTH PORTFOLIO is long-term capital growth. There is no assurance that the objective will be achieved. The investment objective of the CAPITAL GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the CAPITAL GROWTH PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The CAPITAL GROWTH PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the Portfolio, the Investment Manager will utilize a screening process designed to find companies which have demonstrated a history of consistent growth in earnings and revenues for the past several years. Additionally, screened companies will have solid future earnings growth characteristics and attractive valuations. Companies meeting these requirements will be potential candidates for investment by the CAPITAL GROWTH PORTFOLIO. Subject to the Portfolio's investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/ or may utilize additional or different screening processes in connection with the investment of the Portfolio's assets. Dividend income will not be a consideration in the selection of stocks for purchase.

Although the CAPITAL GROWTH PORTFOLIO will invest primarily in common stocks, the Portfolio may invest up to 35% of its total assets (taken at current value and subject to restrictions appearing elsewhere in this Prospectus), in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies or instrumentalities), and corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB), convertible securities, money market instruments, repurchase agreements, options and futures (see "General Portfolio Techniques" below and in the Statement of Additional Information). The CAPITAL GROWTH PORTFOLIO may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof) (see the discussion of warrants under "General Portfolio Techniques" below). U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the CAPITAL GROWTH PORTFOLIO's securities holdings. During such periods, the CAPITAL GROWTH PORTFOLIO may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

The CAPITAL GROWTH PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

The investment objective of the GLOBAL DIVIDEND GROWTH PORTFOLIO is to provide reasonable current income and long-term growth of income and capital. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The GLOBAL DIVIDEND GROWTH PORTFOLIO seeks to achieve its investment objective primarily through investments in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The GLOBAL DIVIDEND GROWTH PORTFOLIO will invest at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries around the world. The Portfolio's investment portfolio will also be invested in at least three separate countries.

The GLOBAL DIVIDEND GROWTH PORTFOLIO will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies located throughout the world. The Investment Manager will seek those companies with what, in its opinion, is a strong record of earnings. The percentage of the GLOBAL DIVIDEND GROWTH PORTFOLIO's assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.

Up to 35% of the value of the GLOBAL DIVIDEND GROWTH PORTFOLIO's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, warrants (see "General Portfolio Techniques" below), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received) and forward foreign currency exchange contracts, futures contracts and options (see "General Portfolio Techniques" below and in the Statement of Additional Information); or (b) money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the Portfolio's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Investment Manager (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB). U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

The GLOBAL DIVIDEND GROWTH PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers, invest in zero coupon securities, purchase equity and fixed-income securities which are issued in private placements and invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

Notwithstanding the GLOBAL DIVIDEND GROWTH PORTFOLIO's investment objective of seeking total return, the Portfolio may, for "defensive" purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; and money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

The GLOBAL DIVIDEND GROWTH PORTFOLIO may enter into repurchase agreements, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE EUROPEAN GROWTH PORTFOLIO

The investment objective of the EUROPEAN GROWTH PORTFOLIO is to maximize the capital appreciation of its investments. There is no assurance that the objective will be achieved. The investment objective of the EUROPEAN GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the EUROPEAN GROWTH PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The EUROPEAN GROWTH PORTFOLIO seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in countries located in Europe. Such issuers will include companies (i) which are organized under the laws of a European country and have a principal office in a

European country, or (ii) which derive 50% or more of their total revenues from business in Europe, or (iii) the equity securities of which are traded principally on a stock exchange in Europe.

The principal countries in which such issuers will be located are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio's investment portfolio will be invested in at least three separate countries.

The securities invested in will primarily consist of equity securities issued by companies based in European countries, but may also include fixed-income securities issued or guaranteed by European governments, when it is deemed that such investments are consistent with the EUROPEAN GROWTH PORTFOLIO's investment objective. For example, there may be times when the Investment Manager or the Sub-Adviser determines that the prices of government securities are more likely to appreciate than those of equity securities. Such an occasion might arise when inflation concerns have led to general increases in interest rates. Such fixed-income securities which will be purchased by the Portfolio are likely to be obligations of the treasuries of one of the major European nations. In addition, the EUROPEAN GROWTH PORTFOLIO may invest in fixed-income securities which are, either alone or in combination with a warrant, option or other right, convertible into the common stock of a European issuer, when the Investment Manager or the Sub-Adviser determines that such securities are more likely to appreciate in value than the common stock of such issuers or when the Investment Manager or the Sub-Adviser wishes to hedge the risk inherent in the direct purchase of the equity of a given issuer. The EUROPEAN GROWTH PORTFOLIO will select convertible securities of issuers whose common stock has, in the opinion of the Investment Manager or the Sub-Adviser, a superior investment potential (see "General Portfolio Techniques" below). The EUROPEAN GROWTH PORTFOLIO may also purchase equity and fixed-income securities which are issued in private placements and warrants or other securities conveying the right to purchase common stock, and may invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

The remainder of the assets of the EUROPEAN GROWTH PORTFOLIO, equalling, at times, up to 35% of the Portfolio's total assets, may be invested in equity and/or governmental and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the Portfolio's investment objective. In addition, this portion of the portfolio will consist of various other financial instruments such as forward foreign currency exchange contracts, futures contracts and options (see "General Portfolio Techniques" below and in the Statement of Additional Information). U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

It is anticipated that the securities held by the EUROPEAN GROWTH PORTFOLIO in its portfolio will be denominated, principally, in liquid European currencies. Such currencies include the German mark, French franc, British pound, Dutch guilder, Swiss franc, Swedish krona, Italian lira, and Spanish peseta. In addition, the Portfolio may hold securities denominated in the European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

The EUROPEAN GROWTH PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers (see the discussion of these securities under "General Portfolio Techniques" below).

There may be periods during which market conditions warrant reduction of some or all of the EUROPEAN GROWTH PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

The EUROPEAN GROWTH PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE PACIFIC GROWTH PORTFOLIO

The investment objective of the PACIFIC GROWTH PORTFOLIO is to maximize the capital appreciation of its investments. There is no assurance that the objective will be achieved. The investment objective of the PACIFIC GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the PACIFIC GROWTH PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The PACIFIC GROWTH PORTFOLIO seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in Asia, Australia and New Zealand. Such issuers will include companies which are organized under the laws of an Asian country, Australia or New Zealand and have a principal office in an Asian country, Australia or New Zealand, or which derive 50% or more of their total revenues from business in an Asian country, Australia or New Zealand.

The principal countries in which such issuers will be located are Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan and South Korea. The Portfolio's investment portfolio will be invested in at least three separate countries.

The PACIFIC GROWTH PORTFOLIO may invest more than 25% of its total assets in Japan, reflecting the dominance of the Japanese stock market in the Pacific basin. The concentration of the Portfolio's assets in Japanese issuers will subject the PACIFIC GROWTH PORTFOLIO to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

The PACIFIC GROWTH PORTFOLIO also may invest over 25% of its total assets in securities issued by issuers located in Hong Kong. In common with the other stock markets of the Pacific Basin, the Hong Kong stock market is more volatile, as measured by standard deviation, than the major equity markets of North America and Europe. On July 1, 1997, Hong Kong became part of the People's Republic of China, and forms a Special Administrative Region within that country. The Government of China has indicated that it will not seek to alter the free market-oriented economic system of Hong Kong for at least fifty years following 1997.

The PACIFIC GROWTH PORTFOLIO may also invest over 25% of its total assets in securities issued by issuers located in Malaysia. The Malaysian stock market may also be more volatile than many other markets and, as in the case of other international equity markets, the value of equities can be impacted by unforeseen, adverse developments in the macro-economy or currency, political and/or social instability, government regulatory changes or individual corporate developments.

The securities invested in will primarily consist of equity securities issued by companies based in Asian countries, Australia and New Zealand which the Investment Manager and/or Sub-Adviser believe are most likely to help the PACIFIC GROWTH PORTFOLIO meet its investment objective, but may also include fixed-income securities issued or guaranteed by (I.E., are the direct obligations of) the governments of such countries, when it is deemed by the Investment Manager or Sub-Adviser that such investments are consistent with the Portfolio's investment objective. For example, there may be times when the Investment Manager or Sub-Adviser determines that the prices of government securities are more likely to appreciate than those of equity securities. Such an occasion might arise when inflation concerns have led to general increases in interest rates. Such fixed-income securities which will be purchased by the Portfolio are likely to be obligations of the treasuries of Australia or Japan. In addition, the PACIFIC GROWTH PORTFOLIO may invest in fixed-income securities which are, either alone or in combination with a warrant, option or other right, convertible into the common stock of an issuer, when the Investment Manager or the Sub-Adviser determines that such securities are more likely to appreciate in value than the common stock of such issuers or when the Investment Manager or Sub-Adviser wishes to hedge the risk inherent in the direct purchase of the equity of a given issuer, by receiving a steady stream of interest payments. The PACIFIC GROWTH PORTFOLIO will select convertible securities of issuers whose common stock has, in the opinion of the Investment Manager or Sub-Adviser, a potential to appreciate in price (see "General Portfolio Techniques" below). The PACIFIC GROWTH PORTFOLIO may also purchase equity and fixed-income securities which are issued in private placements and warrants or other securities conveying the right to purchase common stock, and may invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

The decisions of the Investment Manager and Sub-Adviser to invest in securities for the PACIFIC GROWTH PORTFOLIO will be based on a general strategy of selecting those issuers which they believe have shown a high rate of growth in earnings. Moreover, securities will primarily be selected which possess, on both an absolute basis and as compared with other securities in their region and around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remainder of the assets of the PACIFIC GROWTH PORTFOLIO, equalling, at times, up to 35% of the Portfolio's total assets, may be invested in equity and/or fixed-income and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the Fund's investment objective. In addition, this portion of the portfolio will consist of various other financial instruments such as forward foreign currency exchange contracts, futures contracts and options (see "General Portfolio Techniques" below and in the Statement of Additional Information). U.S. government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

It is anticipated that the securities held by the PACIFIC GROWTH PORTFOLIO in its portfolio will be denominated, principally, in the liquid Asian currencies and the Australian dollar. Such currencies include the Japanese yen, Malaysian ringgit, Singapore dollar, Hong Kong dollar, Thai baht, Philippine peso, Indonesia rupiah, Taiwan dollar and South Korean won. Securities of issuers within a given country may be denominated in the currency of a different country.

The PACIFIC GROWTH PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers (see the discussion of these securities under "General Portfolio Techniques" below).

There may be periods during which market conditions warrant reduction of some or all of the PACIFIC GROWTH PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments that would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities). In particular, the foreign securities in which the PACIFIC GROWTH PORTFOLIO will be investing may be issued by issuers located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices on these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

The PACIFIC GROWTH PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE CAPITAL APPRECIATION PORTFOLIO

The investment objective of the CAPITAL APPRECIATION PORTFOLIO is long-term capital appreciation. There is no assurance that the objective will be achieved. The investment objective of the CAPITAL APPRECIATION PORTFOLIO may not be changed without the approval of the shareholders of the CAPITAL APPRECIATION PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The CAPITAL APPRECIATION PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued.

The Investment Manager will base the selection of stocks for the portfolio of the CAPITAL APPRECIATION PORTFOLIO on research and analysis, taking into account, among other factors, a company's price/earnings ratio (that is, whether the current stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share; or the price-to-earnings ratio is attractive relative to the company's underlying earnings growth rate), growth in sales, market-to-book ratio, the quality of a company's balance sheet, sales-per-share and profitability in order to determine whether the current market valuation is less than the Investment Manager's view of a company's intrinsic value. Also, when reviewing investments for selection, the Investment Manager will consider the following characteristics of a company: capable management; attractive business niches; pricing flexibility; sound financial and accounting practices and a demonstrated ability or prospects to consistently grow revenues, earnings and cash flow. Stocks may also be selected on the basis of whether the Investment Manager believes that the potential exists for some catalyst (such as increased investor attention, asset sales, a new product/innovation, or a change in management) to cause the stock's price to rise. Such factors are part of the Investment Manager's overall investment selection process.

The Investment Manager has no general criteria as to asset size, earnings or industry type which would make an investment unsuitable for purchase by the CAPITAL APPRECIATION PORTFOLIO. In addition, since the Investment Manager is seeking investments in companies whose securities may appear to be undervalued, there is no limitation on the stock price of any particular investment. However, as a result of the selection process, which focuses on fundamentals in relation to prices, such review of investments will include companies with low-priced stocks. In this category are large companies with low-priced stocks (so-called "fallen angels") which, in the opinion of the Investment Manager, may appear to be undervalued because they are overlooked by many investors, may not be closely followed through investment research and/or their prices may reflect pessimism about the companies' (and/or their industries') outlook. Such companies, by virtue of their stock price, may be takeover candidates. Low-priced stocks are also associated with smaller companies whose securities' value may reflect a discount because of smaller size and lack of research coverage, emerging growth companies and private companies undergoing their initial public offering. The CAPITAL APPRECIATION PORTFOLIO will invest in companies of all sizes. For a discussion of the risks of investing in the securities of such companies, see below.

Consequently, the CAPITAL APPRECIATION PORTFOLIO looks for quality businesses with an investment outlook based upon a mix of growth potential, financial strength and fundamental value. The focus on price and fundamentals sets the Portfolio apart from pure "growth" or pure "value" funds. The CAPITAL APPRECIATION PORTFOLIO's holdings will be widely diversified by industry and company and under most circumstances, at the time of initial purchase, the average position will be less than 1.5% of the Portfolio's net assets.

In addition to U.S. common stock, up to 35% of the CAPITAL APPRECIATION PORTFOLIO's total assets may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities, rights and warrants, when considered by the Investment Manager to be consistent with the Portfolio's investment objective. (For a discussion of each of these types of securities, see "General Portfolio Techniques" below.)

The CAPITAL APPRECIATION PORTFOLIO may also invest in other debt securities without regard to quality or rating, if in the opinion of the Investment Manager such securities meet the investment criteria of the CAPITAL APPRECIATION PORTFOLIO. However, the CAPITAL APPRECIATION PORTFOLIO will not purchase a non-investment grade debt security (or junk bond) if, immediately after such purchase, the Portfolio would have more than 5% of its total assets invested in such securities. See "General Portfolio Techniques" below for a discussion of investment in securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation (the lowest credit ratings designated "investment grade") and a discussion of investments in securities rated lower than investment grade.

The securities in which the CAPITAL APPRECIATION PORTFOLIO invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market.

Given the investment risks described below, an investment in shares of the CAPITAL APPRECIATION PORTFOLIO should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the CAPITAL APPRECIATION PORTFOLIO.

The net asset value of the shares of the CAPITAL APPRECIATION PORTFOLIO will fluctuate with changes in the market value of its portfolio securities. The market value of the portfolio securities of the CAPITAL APPRECIATION PORTFOLIO will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The CAPITAL APPRECIATION PORTFOLIO is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment primarily in the securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued. In selecting investments for the CAPITAL APPRECIATION PORTFOLIO, the Investment Manager has no general criteria as to a company's asset size, earnings or industry type. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

The CAPITAL APPRECIATION PORTFOLIO may invest in securities of companies that are not well known to the investing public or followed by many securities analysts, with the result that there may be less publicly available information concerning such securities. Also, these securities may be more volatile in price and have lower trading volumes. In addition, while companies in which the CAPITAL APPRECIATION PORTFOLIO may invest often have sales and earnings growth rates which may exceed those of large companies and may be reflected in more rapid share price appreciation, such companies may have limited operating histories, product lines, markets or financial resources and they may be dependent upon one-person management. These companies may be subject to intense competition from larger companies. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or in the market averages in general. In the case of securities of large companies with lower-priced stock (the so-called "fallen angels"), the risk associated with such investment is that the price may continue to fall.

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the CAPITAL APPRECIATION PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in cash or money market instruments, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

The CAPITAL APPRECIATION PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts), zero coupon securities and real estate investment trusts, invest up to 10% of its total assets in securities issued by other investment companies, engage in futures contracts and options transactions, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE EQUITY PORTFOLIO

The portfolio of the EQUITY PORTFOLIO will be actively managed by the Investment Manager with a view to achieving the EQUITY PORTFOLIO's primary investment objective of growth of capital through investments in common stock of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective, the EQUITY PORTFOLIO will seek income, but only when consistent with its primary objective. There can be no assurance that the objectives will be achieved.

The investment objectives of the EQUITY PORTFOLIO may not be changed without the approval of the shareholders of the EQUITY PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

Consistent with its primary investment objective, the EQUITY PORTFOLIO will invest principally in common stocks, under most conditions, but may also invest in corporate debt securities which are rated at the time of purchase Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Corporation (the Portfolio may continue to hold a security even if its quality rating is reduced by a rating service below those specified; see "General Portfolio Techniques" below for a discussion of the risks of holding lower-rated securities), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities), preferred stocks, securities convertible into common stock, including convertible debt obligations and convertible preferred stocks, and warrants (see the discussion of convertible securities and warrants under "General Portfolio Techniques" below). The EQUITY PORTFOLIO will invest at least 65% of its net assets at all times, except for temporary and defensive purposes, in equity securities and securities convertible into equity securities. In determining the percentage of the EQUITY PORTFOLIO's assets to be invested in equity securities, the Investment Manager may employ valuation models based on various economic and market indicators. Equity assets will be distributed among high-quality, large-capitalization, dividend-oriented stocks, stocks of small-and medium-sized growth-oriented companies, and stocks which it believes to be undervalued regardless of capitalization size. Funds will be allocated among these different approaches based on the Investment Manager's evaluation of economic and market trends and on valuation parameters such as price/earnings ("P/E") ratios, price/book ratios, dividend yields, P/E to growth rate ratios, and/or dividend discount models. While the EQUITY PORTFOLIO may not invest in securities of foreign issuers, it may invest in (a) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (b) American Depository Receipts ("ADRs") (see the discussion of ADRs under "General Portfolio Techniques" below).

In order to maintain a liquid position or in periods in which general market conditions warrant, in the opinion of the Investment Manager, the adoption of a temporary "defensive" posture, part of the assets of the EQUITY PORTFOLIO may be invested in money market instruments, including obligations issued or guaranteed as to principal or interest by the United States, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

The EQUITY PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those techniques (and subject to the same risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE S&P 500 INDEX PORTFOLIO

The investment objective of the S&P 500 INDEX PORTFOLIO is to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard &
Poor's-Registered Trademark- 500 Composite Stock Price Index (the "S&P 500 Index"). This is a fundamental policy and cannot be changed without the approval of the shareholders of the S&P 500 INDEX PORTFOLIO. There is no assurance that the investment objective of the S&P 500 INDEX PORTFOLIO will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The S&P 500 INDEX PORTFOLIO seeks to achieve its objective by investing, under normal circumstances (including the attainment by the Portfolio of sufficient asset size), at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index. The Portfolio intends to invest in substantially all of the stocks that comprise the S&P 500 Index in approximately the same weightings as they are represented in the Index. The Portfolio operates as a "straight" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the portfolio of the S&P 500 INDEX PORTFOLIO. The Portfolio will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions, or as may be necessary to satisfy redemption requests. Because of the difficulty and expense of executing relatively small stock transactions, until the S&P 500 INDEX PORTFOLIO attains a sufficient level of assets (approximately $10 million), the Portfolio may have its portfolio weighted differently from the S&P 500 Index and may not invest in all 500 stocks represented in the Index.

Over the long term, the Investment Manager seeks a correlation between the performance of the S&P 500 INDEX PORTFOLIO, before expenses, and that of the S&P 500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and redemptions. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the portfolio of the S&P 500 INDEX PORTFOLIO and the size of cash flows into and out of the Portfolio. To accommodate these cash flows, investment changes may be made to maintain the similarity of the Portfolio's portfolio to the S&P 500 Index to the maximum practicable extent. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts, for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index (see the discussion of stock index futures under "General Portfolio Techniques" below and in the Statement of Additional Information).

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (I.E., the number of shares outstanding multiplied by the stock's current price). The Investment Manager believes that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.


"Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 INDEX PORTFOLIO. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the S&P 500 INDEX PORTFOLIO. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf on S&P.)


CASH FLOWS; EXPENSES. The ability of the S&P 500 INDEX PORTFOLIO to meet its investment objective depends to some extent on the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Portfolio's portfolio investments). Generally, the Investment Manager will employ stock index futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. In addition, if considered appropriate, a portion of the Portfolio's assets not exceeding 20% of its total assets may be invested in money market instruments. The Investment Manager will also made investment changes to the portfolio of the S&P 500 INDEX PORTFOLIO to accommodate cash flows while continuing to seek to replicate the total return of the S&P 500 Index. Investors should also be aware that the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, which will be borne by the Fund, and any incremental operating costs (E.G., transfer agency, accounting) borne by the Portfolio. Finally, since the Portfolio seeks to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index, the Investment Manager will generally not attempt to judge the merits of any particular security as an investment.

TEMPORARY INVESTMENTS. A portion of the S&P 500 INDEX PORTFOLIO's assets, not exceeding 20% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Portfolio, (b) pending settlement of purchases of portfolio securities, or (c) to maintain liquidity for the purpose of meeting anticipated redemptions. The money market instruments in which the Portfolio may invest are: certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. Government and U.S. Government agency securities, and commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc. or which, if not rated, are of comparable quality as determined by the Fund's Trustees, and which mature within one year from the date of purchase.


STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). The S&P 500 INDEX PORTFOLIO may purchase interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs and up to 5% of its total assets in SPDRs issued by a single unit investment trust. As a holder of interest in a unit investment trust, the Portfolio would indirectly bear its ratable share of that unit investment trust's expenses. At the same time the Portfolio would continue to pay its own management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts. The liquidity of small holdings of SPDRs will depend upon the existence and liquidity of a secondary market.


The S&P 500 INDEX PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities and foreign securities (including American Depository Receipts) of foreign corporations represented in the S&P 500 Index, and lend its portfolio securities, in each case in accordance with the description of those techniques (and subject to the same risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

The investment objective of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO is long-term capital growth. This is a fundamental policy and cannot be changed without the approval of the shareholders of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO. There is no assurance that the investment objective of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the common stock (including depository receipts, such as American Depository Receipts or European Depository Receipts)(see "General Portfolio Techniques" below) of U.S. and non-U.S. companies included in the

"Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research") and such Supplemental Securities (as defined below) chosen by the Investment Manager.

MSDW EQUITY RESEARCH. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.


Specifically, MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,000 companies in 21 industry sectors worldwide (the "MSDW Covered Securities"). An initial comprehensive review was conducted in October 1996 and identified 238 companies from the MSDW Covered Securities (then nearly 1,650) as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated annually. From the Competitive Edge List, MSDW Equity Research then assembled a subgroup of 40 companies which it considered at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). MSDW Equity Research's Competitive Edge List and Competitive Edge "Best Ideas" List are not compiled with any particular client or product in mind and are not, and will not be, compiled with the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO in mind. When selecting the companies for its Competitive Edge "Best Ideas" List, MSDW Equity Research does not take into account country or currency risk, and country or industry sector diversification concerns. MSDW publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDW could at any time cease publishing the Competitive Edge List and the Competitive Edge "Best Ideas" List. In that event the Trustees of the Fund will make a determination of how to proceed in the best interests of shareholders of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO consistent with the Portfolio's investment objective. A list of the companies contained on the Competitive Edge "Best Ideas" List as of March 31, 1998 is set forth in the Statement of Additional Information. The Competitive Edge "Best Ideas" List is currently updated by MSDW Equity Research quarterly.


In accordance with the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO's investment restrictions described below, the Portfolio will not invest 25% or more of the value of its total assets in any one industry. In addition, as the Portfolio principally invests in the securities of companies on the Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, the Portfolio will invest in a relatively small universe of securities. Accordingly, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may be highly invested in any one industry or country. It is the intention of the Investment Manager that at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List, determined at the time of investment and subject to the specific investment policies and restrictions described below. However, the Investment Manager may eliminate or reduce its investment in any company on the Competitive Edge "Best Ideas" List below 1% of the Portfolio's net assets, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) in the view of the Investment Manager, there is a material adverse development with respect to a company, including but not limited to the downgrading of the company's rating by MSDW Equity Research; (c) concerns that, in view of the price of the company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of that company or making additional purchases would be inadvisable because of liquidity concerns; or (d) the diversification and other requirements that apply to registered investment companies. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and may increase the Portfolio's holdings in such company's shares when and if those conditions cease to exist. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will purchase any security which is added to the Competitive Edge "Best Ideas" List, and will sell a security which is eliminated from the Competitive Edge "Best Ideas" List and any related Supplemental Security (as defined below), as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research, unless the Investment Manager decides to hold such security as a Supplemental Security. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria. The Investment Manager will not have access to the Competitive Edge "Best Ideas" List prior to its quarterly update by MSDW Equity Research.

While the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO intends to invest in securities on the Competitive Edge "Best Ideas" List, the Portfolio may purchase one or more supplemental securities ("Supplemental Securities") that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event no suitable securities are on the Competitive Edge List, such other securities deemed suitable by the Investment Manager. Supplemental Securities will generally be selected by the Investment Manager from the same or similar industry sector as the security which they are supplementing or replacing. Accordingly, the Portfolio's holdings may not be limited to those on the Competitive Edge "Best Ideas" List. While there is no limit on the total number of Supplemental Securities that the Portfolio may hold, Supplemental Securities and all other securities that are not on the Competitive Edge

"Best Ideas" List generally will not exceed 35% of the Portfolio's total assets. In addition, each security on the Competitive Edge "Best Ideas" List which is supplemented or replaced, together with its corresponding Supplemental Securities, will have a combined weighting of no more than 5% of the Portfolio's net assets, determined at the time of investment.

The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 20% of its total assets in money market instruments or cash. The money market instruments in which the Portfolio may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds (including zero coupon securities) (see "General Portfolio Techniques" below), obligations of American banks and savings institutions having total assets of $1 billion or more, Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more, fully insured certificates of deposit, and commercial paper of American issuers rated within the two highest grades by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

There may be periods during which market conditions warrant reduction of some or all of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which up to 100% of the Portfolio's net assets are invested in cash or money market instruments.

COMPETITIVE EDGE "BEST IDEAS" SELECTION. The net asset value of the Portfolio will fluctuate depending upon, among other things, the performance of the securities included on the Competitive Edge "Best Ideas" List, which currently consists of 40 companies and which is only updated quarterly. The Portfolio is subject to all the risks associated with investing in a small universe of securities. There can be no assurance that the securities contained in the Competitive Edge "Best Ideas" List will perform as anticipated. The selection of companies on the Competitive Edge "Best Ideas" List is a subjective determination by MSDW Equity Research. Past performance of the securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best Ideas" List.


POTENTIAL INVESTMENT RESTRICTIONS AND CONSIDERATIONS. The activities of an affiliate of the Investment Manager, including but not limited to Dean Witter Reynolds Inc. ("DWR") or Morgan Stanley & Co. Incorporated ("Morgan Stanley"), may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. For instance, when DWR or Morgan Stanley or one of their affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Investment Manager may be prohibited from purchasing the stock of that issuer for the Portfolio. In addition, the Competitive Edge "Best Ideas" List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The lists are also subject to restrictions related to MSDW's other businesses and particular securities may or may not be on the lists due to other business concerns of, or legal restrictions applicable to, MSDW.



MSDW BUSINESSES. As a diversified financial services firm, with three primary businesses--securities, asset management and credit services, MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.


The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may enter into repurchase agreements, invest in foreign securities, forward foreign currency exchange contracts, rights and warrants, private placements and futures contracts and options, and lend its portfolio securities, in each case in accordance with the description of those techniques (and subject to the same risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE STRATEGIST PORTFOLIO

The investment objective of the STRATEGIST PORTFOLIO is to seek a high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities, and the writing of covered call and put options. This is a fundamental policy and cannot be changed without the approval of the shareholders of the STRATEGIST PORTFOLIO. In seeking to achieve its objective, the STRATEGIST PORTFOLIO actively allocates assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total investment return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accretion) and capital appreciation. There can be no assurance that the investment objective of the STRATEGIST PORTFOLIO will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The achievement of the STRATEGIST PORTFOLIO's investment objective depends on the ability of the Investment Manager to assess the effect of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at a lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

Within the equity sector, the Investment Manager actively allocates funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The STRATEGIST PORTFOLIO may purchase equity securities (including warrants, convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. See the discussion of convertible securities and warrants under " General Portfolio Techniques" below.

Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the STRATEGIST PORTFOLIO may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investor Service, Inc. or BBB or better by Standard & Poor's Corporation, or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix). Fixed-income securities which may be purchased include zero coupon securities. See the discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB and zero coupon securities under "General Portfolio Techniques" below.

Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments. The STRATEGIST PORTFOLIO may invest in money market securities which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

The STRATEGIST PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in real estate investment trusts, lend its portfolio securities, invest in futures contracts and options, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

GENERAL PORTFOLIO TECHNIQUES

FOREIGN SECURITIES. The EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO will invest primarily in foreign securities. The GLOBAL DIVIDEND GROWTH PORTFOLIO will invest a substantial portion of its assets in foreign securities. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest a substantial portion of its assets in foreign securities. Each of the INCOME BUILDER PORTFOLIO and the CAPITAL GROWTH PORTFOLIO may invest up to 25% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts ("ADRs") (described below), on which there is no such limit; investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations). The CAPITAL GROWTH PORTFOLIO's investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities (see "Investment Restrictions"). Each of the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 20% of its total assets in securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but not more than 10% of its total assets in such securities, whether issued by a foreign or a domestic issuer, which are denominated in foreign currency. The QUALITY INCOME PLUS PORTFOLIO may invest up to 20% of its net assets in "Yankee government bonds," and up to 15% of its net assets in "Yankee corporate bonds," which are U.S. dollar denominated debt securities issued, respectively, by foreign governments or their respective instrumentalities or agencies or by foreign corporations, which securities in each case are either registered under the Securities Act of 1933, or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars. The UTILITIES PORTFOLIO may invest up to 20% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers, with a maximum of 10% of the value of its total assets, at the time of purchase, invested in such securities that are not ADRs. The CAPITAL APPRECIATION PORTFOLIO may invest up to 10% of the value of its total assets in foreign securities. The S&P 500 INDEX PORTFOLIO may purchase common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). The QUALITY INCOME PLUS PORTFOLIO and the HIGH YIELD PORTFOLIO may invest in money market obligations of domestic branches of foreign banks, or foreign branches of domestic banks, including Eurodollar Certificates of Deposit, as set forth above under the description of these Portfolios. The MONEY MARKET PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC

GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more.

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Portfolio's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets.

Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Portfolio will be conducted on a spot basis or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, through forward foreign currency exchange contracts (described below) or, in the case of those four Portfolios and the CAPITAL APPRECIATION PORTFOLIO, futures contracts (described below under "Options and Futures Transactions"). A Portfolio will incur certain costs in connection with these currency transactions.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, in particular. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held by a Portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments. To the extent a Portfolio purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may engage in transactions involving forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

The Portfolios will enter into forward contracts under various circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

At other times, when, for example, it is believed that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities (or securities which the Portfolio has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

In addition, when a Portfolio anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Portfolio may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

Lastly, the Portfolios are permitted to enter into forward contracts with respect to currencies in which certain of their portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions" below and in the Statement of Additional Information).

In all of the above circumstances, if the currency in which portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Portfolio will have realized fewer gains than had the Portfolio not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser. The Portfolios generally will not enter into a forward contract with a term of greater than one year, although they may enter into forward contracts for periods of up to five years. The Portfolios may be limited in their ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS. The HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. In addition, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORFOLIO, the EQUITY PORTFOLIO and the S&P 500 INDEX PORTFOLIO may invest in ADRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.


SECURITIES OF OTHER INVESTMENT COMPANIES. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in shares of any one investment company. A Portfolio may not own more than 3% of the outstanding voting stock of any investment company. Such investments may be the sole or most practical means by which the Portfolio may participate in certain foreign securities markets. The Portfolio will incur any indirect expenses incurred through investment in an investment company, such as the payment of a management fee (which may result in the payment of an additional advisory fee). Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies. The S&P 500 INDEX PORTFOLIO may invest up to 10% of its total assets in the aggregate in unit investment trusts holding a portfolio of securities linked to the S&P 500 Index ("Standard & Poor's Depositary Receipts").


INVESTMENTS IN SECURITIES RATED BAA BY MOODY'S OR BBB BY S&P. The UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by a Portfolio other than the CAPITAL APPRECIATION PORTFOLIO is downgraded by a rating agency to a rating of below Baa or BBB, the Portfolio will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Portfolio. In the case of the CAPITAL APPRECIATION PORTFOLIO, the Portfolio may continue to hold downgraded securities but will not purchase a non-investment grade debt security if, immediately after such purchase, the Portfolio would have more than 5% of its total assets invested in such securities. The risks of holding lower-rated securities are described below.

SPECIAL CONSIDERATIONS FOR INVESTMENTS IN HIGH YIELD SECURITIES. Because of the special nature of the HIGH YIELD PORTFOLIO's, the INCOME BUILDER PORTFOLIO's and the CAPITAL APPRECIATION PORTFOLIO's investments in lower rated, high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Portfolios, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Portfolio. Moreover, the market prices of certain of the securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Portfolios to sell certain securities.

New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, present legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO.

CONVERTIBLE SECURITIES. Each Portfolio (other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO) may acquire through purchase, and each Portfolio (other than the MONEY MARKET PORTFOLIO) may acquire through a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

A portion of the convertible securities in which each of these Portfolios may invest are not rated. With the exception of securities purchased by the QUALITY INCOME PLUS PORTFOLIO (which may not invest in securities rated lower than A by Moody's or S&P at the time of purchase), when such securities are rated, such ratings will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." However, with the exception of the HIGH YIELD PORTFOLIO (which invests primarily in lower-rated securities), no Portfolio will invest in convertible securities that are in default in payment of principal or interest and each Portfolio other than the HIGH YIELD PORTFOLIO and the INCOME BUILDER PORTFOLIO has no current intention of investing in excess of 10% of its net assets in unrated or lower-rated convertible securities. The risks of holding lower-rated securities are described above.

The INCOME BUILDER PORTFOLIO may invest up to 25% of its total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

The INCOME BUILDER PORTFOLIO also may invest up to 10% of its total assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

"Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the ability of the INCOME BUILDER PORTFOLIO to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the portfolio securities of the INCOME BUILDER PORTFOLIO.

The INCOME BUILDER PORTFOLIO may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Portfolios to invest in the real estate industry (the Portfolios are prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

REPURCHASE AGREEMENTS. Each Portfolio of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, each Portfolio of the Fund other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Portfolio will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio (other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PRIVATE PLACEMENTS. As a fundamental policy, which may be changed only by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

As a non-fundamental policy, which may be changed by the Trustees of the Fund, each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO may invest up to 5%, the EUROPEAN GROWTH PORTFOLIO may invest up to 10%, and each of the HIGH YIELD PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 15%, of its total assets in private placements or restricted securities. (With regard to these nine Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.)

The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the thirteen Portfolios named above to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by any of these Portfolios. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the total assets of each of these Portfolios other than the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and which under current policy is limited to 15% of the net assets of each of the five Portfolios named above.

ZERO COUPON SECURITIES. A portion of the fixed-income purchased by each Portfolio may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Portfolio invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

WARRANTS. Each Portfolio (other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO) may acquire warrants attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in warrants not attached to other securities, provided that each of the DIVIDEND GROWTH PORTFOLIO and the EQUITY PORTFOLIO may only invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. In addition, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Portfolio's investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

OPTIONS AND FUTURES TRANSACTIONS

As noted above, each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also write covered put and call options on stock indexes) and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and bond index futures contracts and options on such contracts. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also hedge against such changes by entering into transactions involving stock index futures contracts and options thereon, and (except for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) options on stock indexes. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may also hedge against potential changes in the market value of the currencies in which their investments (or anticipated investments) are denominated by writing and/or purchasing put and call options on currencies and engaging in transactions involving currencies futures contracts and options on such contracts. The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index.

Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currency) underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

COVERED CALL WRITING. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO are permitted to write covered call options on portfolio securities, without limit, in order to aid them in achieving their investment objectives. In the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST

IDEAS" PORTFOLIO, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Portfolio has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Portfolio will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Portfolio will be exercisable by the purchaser only on a specific date). The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Portfolio's management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Portfolio will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Portfolio's net assets.

PURCHASING CALL AND PUT OPTIONS. The QUALITY INCOME PLUS PORTFOLIO may purchase listed and OTC call and put options in amounts equalling up to 10% of its total assets. Each of the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase such call and put options in amounts equalling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO may purchase such call and put options and options on stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of its total assets invested in the purchase of stock index options. These Portfolios may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Portfolio anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Portfolio may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Portfolios may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Portfolios to purchase call and put options.

STOCK INDEX OPTIONS. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. See "Risks of Options on Indexes," in the Statement of Additional Information.

FUTURES CONTRACTS. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also purchase and sell stock index futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index. The S&P 500 INDEX PORTFOLIO may invest in stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on such indexes of foreign equity and fixed-income securities as may exist or come into being, such as the Financial Times Equity Index. As a futures contract purchaser, a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the UTILITIES PORTFOLIO and the STRATEGIST PORTFOLIO, to facilitate asset reallocations into and out of the fixed-income area. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices or, in the case of the UTILITIES PORTFOLIO and the STRATEGIST PORTFOLIO, to facilitate asset reallocations into and out of the equity area. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will purchase or sell currency futures on currencies in which their portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index, for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contracts is priced more attractively than stocks comprising the S&P 500 Index.

OPTIONS ON FUTURES CONTRACTS. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. A Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

While the futures contracts and options transactions to be engaged in by the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO for the purpose of hedging their portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Portfolio's management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Portfolio sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale.

Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."

New options and futures contracts and other financial products and various combinations thereof continue to be developed. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in any such options, futures and products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and the Fund will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, there are no limitations on the ability of any of these Portfolios to invest in options, futures and options on futures.

PORTFOLIO TRADING

Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Portfolios, each Portfolio may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager (or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser) strengthen the Portfolio's position and contribute to its investment objectives. In determining which securities to purchase for the Portfolios or hold in a Portfolio, the Investment Manager and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser's own analysis of factors they deem relevant.

Personnel of the Investment Manager and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), the principal underwriter of certain of the Variable Annuity Contracts and the Variable Life Contracts, Morgan Stanley & Co. Incorporated ("Morgan Stanley") and other broker-dealer affiliates of InterCapital, and certain affiliated broker-dealers of Morgan Grenfell Investment Services Limited, the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley and other affiliated broker-dealers of InterCapital and affiliated broker-dealers of the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. Substantially all of the orders for transactions in portfolio securities and commodities listed on exchanges are expected to be placed for the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO with broker-dealers affiliated with InterCapital, including DWR and Morgan Stanley. Transactions effected through such affiliated broker-dealers are effected pursuant to procedures adopted by the Fund's Board of Trustees that are designed to ensure that the commissions paid to such affiliated broker-dealers are not more than the commissions expected to be paid to unaffiliated brokers or dealers in a commensurate arms-length transaction.

The Money Market Portfolio is expected to have a high portfolio turnover due to the short maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Portfolios will exceed the following percentages in any year: QUALITY INCOME PLUS PORTFOLIO: 300%; HIGH YIELD PORTFOLIO: 300%; UTILITIES PORTFOLIO: 100%; DIVIDEND GROWTH PORTFOLIO: 90%; INCOME BUILDER
PORTFOLIO: 90%; CAPITAL GROWTH PORTFOLIO: 200%; GLOBAL DIVIDEND GROWTH
PORTFOLIO: 100%; EUROPEAN GROWTH PORTFOLIO: 100%; PACIFIC GROWTH PORTFOLIO:
100%; CAPITAL APPRECIATION PORTFOLIO: 300%; EQUITY PORTFOLIO: 300%; S&P 500 INDEX PORTFOLIO: 100%; COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO: 100%; and STRATEGIST PORTFOLIO: 400%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Portfolio of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. The expenses of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO relating to their portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Portfolios' trading policies. A more extensive discussion of the Portfolios' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT


The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years: Paula LaCosta, Vice President of InterCapital, is the primary portfolio manager of the QUALITY INCOME PLUS PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Peter M. Avelar, Senior Vice President of InterCapital, is the primary portfolio manager of the HIGH YIELD PORTFOLIO and has been assisted by James Kastberg since May 1998. Messrs. Avelar and Kastberg have been portfolio managers with InterCapital for over five years. Edward F. Gaylor, Senior Vice President of InterCapital, is the primary portfolio manager of the UTILITIES PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Paul D. Vance, Senior Vice President of InterCapital, and Mr. Avelar have been the primary portfolio co-managers of the INCOME BUILDER PORTFOLIO since its inception and since January 1998, respectively. Mr. Vance has been a portfolio manager with InterCapital for over five years. Mr. Vance is also the primary portfolio manager of the DIVIDEND GROWTH PORTFOLIO. Mr. Vance and Matthew Haynes, Vice President of InterCapital, have been the primary portfolio co-managers of the GLOBAL DIVIDEND GROWTH PORTFOLIO since its inception and since May 1997, respectively. Mr. Haynes has been a portfolio manager with InterCapital for over five years. Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the CAPITAL GROWTH PORTFOLIO since May 1996. Prior to joining InterCapital in March 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Jeremy G. Lodwick, a Director of the Sub-Adviser, has been the primary portfolio manager of the EUROPEAN GROWTH PORTFOLIO since April 1994 and has been a portfolio manager with the Sub-Adviser for over five years. Graham D. Bamping, a Director of the Sub-Adviser, is the primary portfolio manager of the PACIFIC GROWTH PORTFOLIO and has been a portfolio manager with the Sub-Adviser for over five years. Ronald J. Worobel, Senior Vice President of InterCapital, is the primary portfolio manager of the CAPITAL APPRECIATION PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Michelle Kaufman, Vice President of InterCapital, has been a primary portfolio manager of the EQUITY PORTFOLIO since May 1996, and has been the sole primary portfolio manager of that Portfolio since December 1996. Prior to joining InterCapital in September 1993, Ms. Kaufman was a securities analyst with Woodward and Associates. Kenton J. Hinchliffe, Senior Vice President of InterCapital, has been designated the primary portfolio manager of the S&P 500 INDEX PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Mark Bavoso, Senior Vice President of InterCapital, has been designated the primary portfolio manager of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, has been the primary portfolio manager of the STRATEGIST PORTFOLIO since September 1995 and has been a portfolio manager with InterCapital for over five years.


INVESTMENT RESTRICTIONS
----------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies of each Portfolio. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Portfolio without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Act.

Each Portfolio of the Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.

    2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks) or, in the case of the UTILITIES PORTFOLIO, to the utilities industry, in which industry the Portfolio will concentrate.

    3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

    4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon, (ii) the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC

GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

    5. Borrow money (except insofar as the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Portfolio's total assets), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

    6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)

    7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    8. In the case of each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO, in accordance with the provisions of
Section 12(d) of the Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company).

Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO's net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, these Portfolios are permitted to treat the securities they use as cover for written OTC options as liquid provided they follow a procedure whereby they will sell OTC options only to qualified dealers who agree that the Portfolio may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The HIGH YIELD PORTFOLIO may not acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. However, the HIGH YIELD PORTFOLIO may retain common stocks so acquired but not in excess of 10% of its total assets. While the EQUITY PORTFOLIO may not invest in securities of foreign issuers, it may invest in (a) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (b) American Depository Receipts.

All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

DETERMINATION OF NET ASSET VALUE
----------------------------------------------------------

The net asset value per share is calculated separately for each Portfolio. In general, the net asset value per share is computed by taking the value of all the assets of the Portfolio, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Portfolio once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on days the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other Federal and non-Federal holidays as are observed by the New York Stock Exchange.

The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

In the calculation of the net asset value of the Portfolios other than the MONEY MARKET PORTFOLIO: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price) (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, by the Sub-Adviser) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


Certain of the portfolio securities of each Portfolio other than the MONEY MARKET PORTFOLIO may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

PURCHASE OF FUND SHARES
----------------------------------------------------------

Investments in the Fund may be made only by (1) Northbrook Life Insurance Company ("Northbrook") for allocation to certain separate accounts established and maintained by Northbrook for the purpose of funding variable annuity contracts and variable life insurance contracts it issues, by (2) Allstate Life Insurance Company of New York ("Allstate New York") for allocation to certain separate accounts established and maintained by Allstate New York for the purpose of funding variable annuity contracts it issues, by (3) Glenbrook Life and Annuity Company ("Glenbrook") for allocation to certain separate accounts established and maintained by Glenbrook for the purpose of funding variable annuity contracts and variable life insurance contracts it issues, and by (4) Paragon Life Insurance Company ("Paragon") for allocation to a separate account established and maintained by Paragon for the purpose of funding variable life insurance contracts it issues, in connection with an employer-sponsored insurance program offered only to certain employees of MSDW, the parent company of the Fund's Investment Manager. The separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." Persons desiring to purchase annuity or life insurance contracts funded by any Portfolio of the Fund should read this Prospectus in conjunction with the Prospectus of the flexible premium deferred annuity contracts issued by Northbrook, Allstate New York or Glenbrook (the "Variable Annuity Contracts") or in conjunction with the Prospectus of the flexible premium variable life insurance contracts issued by Northbrook, Glenbrook or Paragon (the "Variable Life Contracts").


In the future, shares of the Portfolios of the Fund may be allocated to certain other separate accounts or sold to affiliated and/or non-affiliated entities of Northbrook, Allstate New York, Glenbrook and Paragon (the "Companies") in connection with variable annuity contracts or variable life insurance contracts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund. Although neither the Companies nor the Fund currently foresee any such disadvantage, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflict between the interests of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.


Shares of each Portfolio of the Fund are offered to the Companies for allocation to the Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." In the interest of economy and convenience, certificates representing the Fund's shares will not be physically issued. Dean Witter Distributors Inc. (the "Distributor") acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. (The Distributor is a wholly-owned subsidiary of MSDW and an affiliate of Dean Witter Reynolds Inc., which is the principal underwriter of certain of the Variable Annuity Contracts and the Variable Life Contracts.) The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


REDEMPTION OF FUND SHARES
----------------------------------------------------------

Shares of any Portfolio of the Fund can be redeemed by the Companies at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. (For information regarding charges which may be imposed upon the Contracts by the applicable Account, see the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts.)

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption of the shares of any Portfolio for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on that Exchange is restricted, or during which an emergency exists (as determined by the Securities and Exchange Commission) as a result of which disposal of the portfolio securities owned by the Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute substantially all of the net investment income and net realized capital gains, if any, of each Portfolio. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account.


MONEY MARKET PORTFOLIO. Dividends from net income on the MONEY MARKET PORTFOLIO will be declared, payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and accretion of acquisition, original issue and market discount, less the amortization of market premium and the estimated expenses of the MONEY MARKET PORTFOLIO. The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the MONEY MARKET PORTFOLIO's net investment income. Dividends are automatically reinvested daily in additional shares of the MONEY MARKET PORTFOLIO at the net asset value per share at the close of business that day. Any net realized capital gains will be declared and paid at least once per calendar year; net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

QUALITY INCOME PLUS PORTFOLIO AND HIGH YIELD PORTFOLIO. Dividends from net investment income on the QUALITY INCOME PLUS PORTFOLIO and the HIGH YIELD PORTFOLIO will be declared and paid monthly, and any net realized capital gains will be declared and paid at least once per calendar year.

UTILITIES PORTFOLIO, INCOME BUILDER PORTFOLIO, DIVIDEND GROWTH PORTFOLIO, GLOBAL DIVIDEND GROWTH PORTFOLIO, EQUITY PORTFOLIO AND STRATEGIST PORTFOLIO. Dividends from net investment income, if any, on the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO will be declared and paid quarterly, and any net realized capital gains will be declared and paid at least once per calendar year.

CAPITAL GROWTH PORTFOLIO, EUROPEAN GROWTH PORTFOLIO, PACIFIC GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, S&P 500 INDEX PORTFOLIO AND COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO. Dividends from net investment income and net realized capital gains, if any, on the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will be declared and paid at least once per calendar year.

TAXES. Because the Fund intends to distribute substantially all of the net investment income and capital gains of each Portfolio and otherwise continue to qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), it is not expected that any Portfolio of the Fund will be required to pay any Federal income tax on such income and capital gains.

Gains or losses on a Portfolio's transactions in certain listed options and on futures and options on futures generally are treated as 60% long-term and 40% short-term. When a Portfolio engages in options and futures transactions, various tax regulations applicable to the Portfolio may have the effect of causing the Portfolio to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the realized net short-term gains of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO being available for distribution. These Portfolios intend to make certain elections which may minimize the impact of these rules but which could also result in a higher portion of the Portfolio's gains being treated as short-term capital gains.

With respect to investments by a Portfolio in zero coupon bonds and investment by the HIGH YIELD PORTFOLIO in payment-in-kind bonds, the Portfolios accrue income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on their income and capital gains, each Portfolio must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, a Portfolio may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

Dividends, interest and capital gains received by a Portfolio on investments in foreign issuers or which are denominated in foreign currency may give rise to withholding and other taxes imposed by foreign countries, which may or may not be refunded to the Portfolio.

Since the Companies are the only shareholders of the Fund, no discussion is stated herein as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of variable annuity or variable life insurance contracts, see the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts.

PERFORMANCE INFORMATION
----------------------------------------------------------

From time to time the Fund advertises the "yield" and "effective yield" of the MONEY MARKET PORTFOLIO. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the MONEY MARKET PORTFOLIO refers to the income generated by an investment in the Portfolio over a given period (which period will be stated in the advertisement). This income is then annualized. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the MONEY MARKET PORTFOLIO is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The MONEY MARKET PORTFOLIO's "yield" and "effective yield" do not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account and are therefore not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts).

From time to time the Fund advertises the "yield" of each of the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO. The yield of a Portfolio is based on historical earnings and is not intended to indicate future performance. The yield of a Portfolio is computed by dividing the Portfolio's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Portfolio's yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account and is therefore not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts).

From time to time the Fund may quote the "total return" of each Portfolio in advertisements and sales literature. The total return of a Portfolio is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of a Portfolio refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Portfolio of $1,000 over periods of one, five and ten years, as well as over the life of the Portfolio, if shorter than any of these periods. Average annual total return reflects all income earned by the Portfolio, any appreciation or depreciation of the Portfolio's assets and all expenses incurred by the Portfolio for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Portfolio. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if reflected, would reduce the performance quoted.

In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio. The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by independent organizations, such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
----------------------------------------------------------

The shares of beneficial interest of the Fund, with $0.01 par value, are divided into fifteen separate Portfolios, and the shares of each Portfolio are equal as to earnings, assets and voting privileges with all other shares of that Portfolio. There are no conversion, pre-emptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

Additional Portfolios (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Portfolios.

On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account in accordance with instructions from Contract Owners, as more fully described under the caption "Voting Rights" in the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts. The Trustees of the Fund have been elected by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company, pursuant to the instructions of Contract Owners.

The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Morgan Stanley Dean Witter Trust FSB, an affiliate of InterCapital and the Distributor, whose address is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payments of dividends and distributions on Fund shares.


CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

The Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO also has a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the Sub-Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Sub-Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.


INITIAL SHAREHOLDER--S&P 500 INDEX PORTFOLIO. Northbrook Life Insurance Company has undertaken to purchase 200,000 shares of the S&P 500 INDEX PORTFOLIO, for a purchase price of $2 million, prior to the commencement of that Portfolio's operations. Northbrook may redeem such shares at any time after the net assets of the S&P 500 INDEX PORTFOLIO have attained a sufficient level so that such redemption will not cause disruption of the operations of the Portfolio.

APPENDIX -- RATINGS OF CORPORATE DEBT
INSTRUMENTS INVESTMENTS
----------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards.
           Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba         Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
           Uncertainty of position characterizes bonds in this class.

B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's.
           Capacity to pay interest and repay principal is extremely strong.

AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-
           income securities in higher-rated categories.

           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB         Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B          Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC         The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C          The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI         The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

           Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB"
           indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.

A-2        indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

                                  BOND RATINGS

The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care
and municipal               .

In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

AAA        rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA         rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A          rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB        rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB         rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B          rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC        rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

CC         rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C          rated bonds are in imminent default in payment of interest and/or principal.

                               SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

Fitch-1+   (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1    (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2    (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3    (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S    (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D          (Default) Issues assigned this rating are in actual or imminent payment default.

LOC        This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

 RATING
  SCALE    DEFINITION
---------  -------------------------------------------------------------------------------------------------------------------------
AAA        Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA+        High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of
AA         economic conditions.
AA-

A+         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic
A          stress.
A-

BBB+       Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk
BBB        during economic cycles.
BBB-

BB+        Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection
BB         factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently
BB-        within this category.

B+         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will
B          fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent
B-         changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC        Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP         Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default

Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

DEAN WITTER
VARIABLE INVESTMENT SERIES
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

BOARD OF TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Thomas F. Caloia
Treasurer

CUSTODIANS
The Bank of New York
90 Washington Street
New York, New York 10286

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
(European Growth and Pacific Growth Portfolios)
Morgan Grenfell Investment Services Limited



                                                   5/98                 #40239

                                                                     DEAN WITTER
                                                                        VARIABLE

STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT

MAY 1, 1998                                                               SERIES

----------------------------------------------------------------------------

    THE DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") is an open-end diversified management investment company which is intended to provide a broad range of investment alternatives with its fifteen separate Portfolios, each of which has distinct investment objectives and policies:

    -THE MONEY MARKET PORTFOLIO

    -THE QUALITY INCOME PLUS PORTFOLIO

    -THE HIGH YIELD PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE INCOME BUILDER PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE CAPITAL GROWTH PORTFOLIO

    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO

    -THE EUROPEAN GROWTH PORTFOLIO

    -THE PACIFIC GROWTH PORTFOLIO

    -THE CAPITAL APPRECIATION PORTFOLIO

    -THE EQUITY PORTFOLIO

    -THE S&P 500 INDEX PORTFOLIO

    -THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

    -THE STRATEGIST PORTFOLIO

    There can be no assurance that the investment objectives of the Portfolios will be achieved. See "Investment Practices and Policies."

    A Prospectus for the Fund dated May 1, 1998, which provides the basic information you should know before allocating your investment under your Variable Annuity Contract or your Variable Life Contract to the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus for the Fund. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectuses for the Fund and for the Variable Annuity Contracts or the Variable Life Contracts.

Dean Witter
Variable Investment Series
Two World Trade Center
New York, New York 10048
(212) 392-2550 or (800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management...........................................................          3
Trustees and Officers.................................................................          9
Investment Practices and Policies.....................................................         16
Investment Restrictions...............................................................         39
Portfolio Transactions and Brokerage..................................................         41
Purchase and Redemption of Fund Shares................................................         45
Dividends, Distributions and Taxes....................................................         49
Performance Information...............................................................         51
Description of Shares of the Fund.....................................................         54
Custodians and Transfer Agent.........................................................         55
Independent Accountants...............................................................         56
Reports to Shareholders...............................................................         56
Legal Counsel.........................................................................         56
Experts...............................................................................         56
Registration Statement................................................................         56
Financial Statements -- December 31, 1997.............................................         57
Report of Independent Accountants.....................................................        136


                            ------------------------


    Currently, the shares of the Fund will be sold only to (1) Northbrook Life Insurance Company ("Northbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Northbrook, to (2) Allstate Life Insurance Company of New York ("Allstate New York") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts issued by Allstate New York, to (3) Glenbrook Life and Annuity Company ("Glenbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Glenbrook, and to (4) Paragon Life Insurance Company ("Paragon") for allocation to a separate account established to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co., the parent company of the Fund's Investment Manager. The separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts." The Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the "Contracts." Northbrook, Allstate New York, Glenbrook and Paragon are sometimes referred to as the "Companies." In the future, shares may be allocated to certain other separate accounts or sold to affiliated and/or non-affiliated entities of the Companies in connection with variable annuity contracts or variable life insurance contracts. The Companies will invest in shares of the Fund in accordance with allocation instructions received from Contract Owners, which allocation rights are further described in the Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts, which accompanies the Prospectus for the Fund. The Companies will redeem shares to the extent necessary to provide benefits under the Contracts. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying fund. Although neither the Companies nor the Fund currently foresee any such disadvantage, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflict between the interests of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly known as a "Massachusetts business trust." On February 23, 1988, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Dean Witter Variable Investment Series. On August 24, 1995, the Trustees of the Fund adopted an amendment to the Declaration of Trust of the Fund changing the name of the MANAGED ASSETS PORTFOLIO of the Fund to the STRATEGIST PORTFOLIO, effective September 1, 1995.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolios are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to periodic review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption, "Trustees and Officers."


    Northbrook Life Insurance Company, an Illinois corporation, Allstate Life Insurance Company of New York, a New York corporation, and Glenbrook Life and Annuity Company, an Illinois corporation, which, with Paragon Life Insurance Company, are the only shareholders of the Fund, are wholly-owned subsidiaries of Allstate Life Insurance Company, an Illinois corporation, which in turn is a wholly-owned subsidiary of Allstate Insurance Company, an Illinois corporation. With the exception of directors' qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation, which is a majority-owned subsidiary of Allstate Holdings Inc., which is a wholly-owned subsidiary of Sears, Roebuck and Co. Paragon Life Insurance Company, a Missouri corporation, is a wholly-owned subsidiary of General American Life Insurance Company, a Missouri corporation.

    The Investment Manager is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Hawaii Municipal Trust,

Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" PORTFOLIO, Morgan Stanley Dean Witter Growth Fund, Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities, InterCapital Income Securities Inc., High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.



    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the assets of each Portfolio (other than the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, discussed below), including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of these Portfolios of the Fund in a manner consistent with their investment objectives and policies.

    Pursuant to the Management Agreement with the Investment Manager, the Fund has retained the Investment Manager to supervise the investment of the assets of each of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. The Investment Manager, through consultation with Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and through its own portfolio management staff, obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO in a manner consistent with their investment objectives.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO pursuant to the Sub-Advisory Agreements (see below), or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), (see "Purchase and Redemption of Fund Shares -- The Distributor") will be paid by the Fund. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that are borne directly by a Portfolio include, but are not limited to: charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Portfolio and its shares under federal and state securities laws; shareholder servicing costs; charges and expenses of any outside service used for pricing of the shares of the Portfolio; interest on borrowings by the Portfolio; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Adviser) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Adviser)) and independent accountants; and all other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Adviser) or any corporate affiliate of the Investment Manager (or the Sub-Adviser); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of (a) 0.40% to the net assets of the S&P 500 INDEX PORTFOLIO, (b) 0.50% to the net assets of the HIGH YIELD PORTFOLIO up to $500 million and 0.425% to the net assets of that Portfolio exceeding $500 million; (c) 0.50% to the net assets of the QUALITY INCOME PLUS PORTFOLIO up to $500 million and 0.45% to the net assets of that Portfolio exceeding $500 million; (d) 0.50% to the net assets of the EQUITY PORTFOLIO up to $1 billion and 0.475% to the net assets of that Portfolio exceeding $1 billion; (e) 0.50% to the net assets of each of the MONEY MARKET PORTFOLIO and the STRATEGIST PORTFOLIO; (f) 0.625% to the net assets of the DIVIDEND GROWTH PORTFOLIO up to $500 million, 0.50% to the net assets of that Portfolio exceeding $500 million but not exceeding $1 billion, 0.475% to the net assets of that Portfolio exceeding $1 billion but not exceeding $2 billion, and 0.45% to the net assets of that Portfolio exceeding $2 billion; (g) 0.65% to the net assets of the UTILITIES PORTFOLIO up to $500 million and 0.55% to the net assets of that Portfolio exceeding $500 million; (h) 0.65% to the net assets of each of the CAPITAL GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO; (i) 0.75% to the net assets of each of the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO; (j) 1.0% to the net assets of the EUROPEAN GROWTH PORTFOLIO up to $500 million and 0.95% to the net assets of that Portfolio exceeding $500 million; and (k) 1.0% to the net assets of the PACIFIC GROWTH PORTFOLIO, in each case determined as of the close of each business day. The Management Agreement also provides that if the total operating expenses of certain of the Portfolios, exclusive of taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Management Agreement, for the fiscal year exceed either 1.5% of the first $30,000,000 of average daily net assets of the Portfolio and 1% of any excess over $30,000,000 (in the case of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO) or 2.5% of the first $30,000,000 of average daily net assets of the Portfolio, 2% of the next $70,000,000 and 1.5% of any excess over $100,000,000 (in the case of the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO), the Investment Manager will reimburse the Portfolio for the amount of such excess, up to the amount of the management fee for such Portfolio for that year. Such amount, if any, will be calculated daily and credited on a monthly basis. For the fiscal years ended December 31, 1995, 1996 and 1997, the amount of compensation accrued to the Investment Manager under the Management Agreements in effect for the then-existing Portfolios was as follows:



                                                           MANAGEMENT FEE     MANAGEMENT FEE     MANAGEMENT FEE
                                                           FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
                   NAME OF PORTFOLIO                       ENDED 12/31/95     ENDED 12/31/96     ENDED 12/31/97
--------------------------------------------------------  -----------------  -----------------  -----------------
Money Market Portfolio..................................    $   1,243,727      $   1,454,423      $   1,764,304
Quality Income Plus Portfolio...........................        2,323,329          2,407,993          2,301,725
High Yield Portfolio....................................          673,472          1,009,452          1,539,080
Utilities Portfolio.....................................        2,749,873          2,972,835          2,710,383
Income Builder Portfolio................................              N/A                N/A             30,071
Dividend Growth Portfolio...............................        4,179,067          5,902,896          8,563,208
Capital Growth Portfolio................................          362,068            509,004            698,171
Global Dividend Growth Portfolio........................        1,254,908          2,005,162          3,183,049
European Growth Portfolio...............................        1,686,856          2,332,742          3,589,371
Pacific Growth Portfolio................................          828,671          1,397,813          1,195,454
Capital Appreciation Portfolio..........................              N/A                N/A                  0
Equity Portfolio........................................        1,393,980          2,211,777          3,306,222
Strategist Portfolio....................................        1,952,642          1,994,396          2,361,054



    No Portfolio exceeded the applicable expense limitation during the fiscal years ended December 31, 1995, 1996 and 1997. The Investment Manager assumed all expenses of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO and waived the compensation provided for in the Management Agreement in respect of these Portfolios for the period from their commencement of operations on February 23, 1994 through May 12, 1994, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, and August 2, 1994, in the case of the PACIFIC GROWTH PORTFOLIO. The INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in the Management Agreement until such time as the pertinent Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first. The INCOME BUILDER PORTFOLIO attained $50 million of net assets on December 3, 1997. The S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO did not commence operations prior to the date of this Statement of Additional Information. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in the Management Agreement until such time as the pertinent Portfolio has $50 million of net assets or until six months from the date of the

Portfolio's commencement of operations, whichever occurs first. Thereafter, the Investment Manager has agreed to assume all expenses of the S&P 500 INDEX PORTFOLIO (except for any brokerage fees) and to waive the compensation provided for that Portfolio in the Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the S&P 500 INDEX PORTFOLIO.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    Pursuant to Sub-Advisory Agreements between the Investment Manager and Morgan Grenfell Investment Services Limited (the "Sub-Adviser"), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, (a) to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Europe and to manage the portion of the assets of the EUROPEAN GROWTH PORTFOLIO invested in securities issued by issuers located in Europe, subject to the supervision of the Investment Manager, and (b) to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Pacific basin issuers and to manage the portion of the assets of the PACIFIC GROWTH PORTFOLIO invested in securities issued by issuers located in Asia, Australia and New Zealand, subject to the supervision of the Investment Manager. On occasion, the Sub-Adviser will also provide the Investment Manager with investment advice concerning potential investment opportunities for the Fund which are available outside of Europe, Asia, Australia and New Zealand.


    Morgan Grenfell Investment Services Limited ("MGIS") was organized as a British corporation in 1972 and currently manages assets of approximately $18 billion primarily for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations. MGIS' principal office is located at 20 Finsbury Circus, London, England. MGIS is a subsidiary of London-based Morgan Grenfell Asset Management Limited which is itself a subsidiary of London-based Morgan Grenfell Group plc (which is owned by Deutsche Bank AG, an international commercial and investment banking group) and is registered as an investment adviser under the Investment Advisers Act of 1940. In 1838 Morgan Grenfell was founded to provide merchant banking services, primarily trade financing between Great Britain and the United States. In 1958, its investment management arm began operations. In recent years Morgan Grenfell Group plc has achieved a prominent position in the securities industry by providing investment and commercial banking services, financial services, and discretionary management and advisory services covering all of the world's leading securities markets. Morgan Grenfell Asset Management Limited, through its various investment management subsidiaries, which have extensive experience in global investment management, is currently managing in excess of $150 billion worldwide.


    Both the Investment Manager and the Sub-Adviser have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO by the Investment Manager and the Sub-Adviser may be furnished by directors, officers and employees of the Investment Manager and the Sub-Adviser. In connection with the services rendered by the Sub-Adviser, the Sub-Adviser bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Adviser, as described above.

    As full compensation for the services and facilities furnished to the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the Investment Manager and expenses of these Portfolios and the Investment Manager assumed by the Sub-Adviser, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of the Investment Manager's monthly compensation payable under the Management Agreement in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

Pursuant to the Sub-Advisory Agreements, if any reimbursement is made by the Investment Manager to the EUROPEAN GROWTH PORTFOLIO or the PACIFIC GROWTH PORTFOLIO as a result of the Portfolio exceeding the expense limitation, the Investment Manager will be reimbursed for 40% of such payment by the Sub-Adviser.


    The present Management Agreement and the present Sub-Advisory Agreement in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO were initially approved in respect of the then-existing Portfolios by the Board of Trustees on February 21, 1997 and by Northbrook, Allstate New York and Paragon, pursuant to the instructions of Contract Owners, at a Special Meeting of Shareholders held on May 20, 1997, and took effect on May 31, 1997 upon the merger of Dean Witter, Discover & Co. ("DWDC") with Morgan Stanley Group Inc. The present Management Agreement was approved with respect to the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO by the Board of Trustees on January 29, 1998 and by Northbrook as the then sole shareholder of each Portfolio on February 4, 1998. These Agreements are substantially identical to the prior Investment Management Agreement in respect of all then-existing Portfolios and the prior Sub-Advisory Agreement that had been initially approved by the Board of Trustees in respect of the EUROPEAN GROWTH PORTFOLIO on October 30, 1992 and by Northbrook and Allstate New York, pursuant to the instructions of Contract Owners, at a Special Meeting of Shareholders held on January 13, 1993, and which took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC, as such Investment Management Agreement had been amended by the Board of Trustees to lower the management fees charged to certain Portfolios, as follows: At their meeting held on April 8, 1994, the Fund's Board of Trustees, including all of the Independent Trustees, amended the terms of the prior Investment Management Agreement to lower management fees charged on average daily net assets of the DIVIDEND GROWTH PORTFOLIO and the UTILITIES PORTFOLIO in excess of $500 million to 0.50% and 0.55%, respectively. At their meeting held on April 20, 1995, the Fund's Board of Trustees, including all of the Independent Trustees, amended the terms of the prior Investment Management Agreement to lower management fees charged on average daily net assets of the QUALITY INCOME PLUS PORTFOLIO in excess of $500 million to 0.45%. At their meeting held on April 17, 1996, the Fund's Board of Trustees, including all of the Independent Trustees, amended the terms of the prior Investment Management Agreement to lower management fees charged on average daily net assets of each of the EQUITY PORTFOLIO and the DIVIDEND GROWTH PORTFOLIO in excess of $1 billion to 0.475%. Such prior Investment Management Agreement had been initially approved with respect to the GLOBAL DIVIDEND GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO by the Board of Trustees on January 28, 1994 and such prior Sub-Advisory Agreement had been initially approved with respect to the PACIFIC GROWTH PORTFOLIO by the Board of Trustees on January 28, 1994 and by Northbrook as the then sole shareholder of the Portfolio on February 8, 1994. Such prior Investment Management Agreement had been initially approved with respect to the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO by the Board of Trustees on October 25, 1996 and by Northbrook as the then sole shareholder of each Portfolio on October 29, 1996. At their meeting held on April 30, 1998, the Fund's Board of Trustees, including all of the Independent Trustees, amended the terms of the Management Agreement to lower management fees charged on average daily net assets of the DIVIDEND GROWTH PORTFOLIO in excess of $2 billion to 0.45%, on average daily net assets of the EUROPEAN GROWTH PORTFOLIO in excess of $500 million to 0.95%, and on average daily net assets of the HIGH YIELD PORTFOLIO in excess of $500 million to 0.425%.


    The Management and Sub-Advisory Agreements may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. Each Agreement will automatically terminate in the event of its assignment (as defined in the Act). Under its terms, each Agreement has an initial term ending April 30, 1999, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of each Portfolio (or, in the case of the Sub-Advisory Agreement, the outstanding shares of each sub-advised Portfolio), or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the

Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. If the question of continuance of the Management Agreement (or adoption of any new Management Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Management Agreement, the Investment Manager may nonetheless serve as Investment Manager with respect to any Portfolio whose shareholders approved the Management Agreement.

    To the extent required by law, Northbrook, Allstate New York, Glenbrook and Paragon, which are the only shareholders of the Fund, will vote the shares of the Fund held by them in the Accounts in accordance with instructions from Contract Owners, as more fully described under the caption "Voting Rights" in the Prospectuses for the Contracts.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Management Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 86 Dean Witter Funds and the 11 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Michael Bozic (57)                         Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                    (since November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation           formerly President and Chief Executive Officer of Hills Department
7887 N. Federal Highway                    Stores (May, 1991-July, 1995); formerly variously Chairman, Chief
Boca Raton, Florida                        Executive Officer, President and Chief Operating Officer (1987-1991) of
                                           the Sears Merchandise Group of Sears, Roebuck and Co.; Director of
                                           Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)               Chairman, Chief Executive Officer and Director of InterCapital,
Chairman of the Board,                     Distributors and DWSC; Executive Vice President and Director of DWR;
President, Chief Executive Officer         Chairman, Director or Trustee, President and Chief Executive Officer of
 and Trustee                               the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of
Two World Trade Center                     the TCW/DW Funds; Chairman and Director of Morgan Stanley Dean Witter
New York, New York                         Trust FSB ("MSDW Trust"); Director and/or officer of various MSDW subsidiaries.

Edwin J. Garn (65)                         Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                    Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Corporation                   (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974);
500 Huntsman Way                           formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice
Salt Lake City, Utah                       Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance)
                                           United Space Alliance (joint venture between Lockheed Martin and the
                                           Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
John R. Haire (73)                         Chairman of the Audit Committee and Chairman of the Committee of the
Trustee                                    Independent Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                     Witter Funds; Chairman of the Audit Committee and Chairman of the
New York, New York                         Committee of the Independent Trustees and Trustee of the TCW/DW Funds;
                                           formerly President, Council for Aid to Education (1978-1989) and
                                           Chairman and Chief Executive Officer of Anchor Corporation, an
                                           Investment Adviser (1964-1978).

Wayne E. Hedien (64)                       Retired; Director or Trustee of the Dean Witter Funds; Director of The
Trustee                                    PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman
c/o Gordon Altman Butowsky                 of The Field Museum of Natural History; formerly associated with the
 Weitzen Shalov & Wein                     Allstate Companies (1966-1994), most recently as Chairman of The
Counsel to the Independent                 Allstate Corporation (March, 1993-December 1994) and Chairman and Chief
 Trustees                                  Executive Officer of its wholly-owned subsidiary, Allstate Insurance
114 West 47th Street                       Company (July, 1989-December, 1994); director of various other busi-
New York, New York                         ness and charitable organizations.

Dr. Manuel H. Johnson (49)                 Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                    Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick International,           international economic commission; Director or Trustee of the Dean
 Inc.                                      Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since
1133 Connecticut Avenue, N.W.              June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer)
Washington, DC                             and NVR, Inc. (home construction); Chairman and Trustee of the
                                           Financial Accounting Foundation (oversight organization for the
                                           Financial Accounting Standards Board); formerly Vice Chairman of the
                                           Board of Governors of the Federal Reserve System (1986-1990) and
                                           Assistant Secretary of the U.S. Treasury (1982-1988).

Michael E. Nugent (61)                     General Partner, Triumph Capital, L.P., a private investment part-
Trustee                                    nership; Director or Trustee of the Dean Witter Funds; Trustee of the
c/o Triumph Capital, L.P.                  TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT
237 Park Avenue                            Capital Corporation (1984-1988); Director of various business
New York, New York                         organizations.

Philip J. Purcell* (53)                    Chairman of the Board of Directors and Chief Executive Officer of MSDW,
Trustee                                    DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and
1585 Broadway                              Distributors; Director or Trustee of the Dean Witter Funds; Director
New York, New York                         and/or officer of various MSDW subsidiaries.

John L. Schroeder (67)                     Retired; Director or Trustee of the Dean Witter Funds; Trustee of the
Trustee                                    TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                 Executive Vice President and Chief Investment Officer of the Home
 Weitzen Shalov & Wein                     Insurance Company (August, 1991-September, 1995).
Counsel to the Independent
 Trustees
114 West 47th Street
New York, New York

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Barry Fink (43)                            Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary and              Counsel (since February, 1997) of InterCapital and DWSC; Senior Vice
 General Counsel                           President (since March, 1997) and Assistant Secretary and Assistant
Two World Trade Center                     General Counsel (since February, 1997) of Distributors; Assistant
New York, New York                         Secretary of DWR (since August, 1996); Vice President, Secretary and
                                           General Counsel of the Dean Witter Funds and the TCW/DW Funds (since
                                           February, 1997); previously First Vice President (June, 1993-February,
                                           1997), Vice President (until June, 1993) and Assistant Secretary and
                                           Assistant General Counsel of InterCapital and DWSC and Assistant
                                           Secretary of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar (39)                       Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

Mark Bavoso (37)                           Senior Vice President of InterCapital (since June, 1993); Vice
Vice President                             President of various Dean Witter Funds; previously Vice President of
Two World Trade Center                     InterCapital.
New York, New York

Edward F. Gaylor (56)                      Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

Matthew Haynes (32)                        Vice President of InterCapital (since June, 1997) and portfolio manager
Vice President                             with InterCapital (since April, 1993); previously Assistant Vice
Two World Trade Center                     President of InterCapital (May, 1995-June, 1997).
New York, New York

Peter Hermann (38)                         Vice President of InterCapital (since May, 1995) and portfolio manager
Vice President                             with InterCapital (since March, 1994); Vice President of various Dean
Two World Trade Center                     Witter Funds; previously portfolio manager with The Bank of New York
New York, New York                         (August, 1987-February, 1994).

Kenton J. Hinchliffe (53)                  Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

Michelle Kaufman (33)                      Vice President of InterCapital (since June, 1997) and portfolio manager
Vice President                             with InterCapital (since September, 1993); previously Assistant Vice
Two World Trade Center                     President of InterCapital (May, 1995-June, 1997) and, prior to joining
New York, New York                         InterCapital, security analyst with Woodward and Associates.

Anita H. Kolleeny (42)                     Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Paula LaCosta (46)                         Vice President of InterCapital; Vice President of various Dean Witter
Vice President                             Funds.
Two World Trade Center
New York, New York

Jonathan R. Page (51)                      Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

Rochelle G. Siegel (49)                    Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

Paul D. Vance (62)                         Senior Vice President of InterCapital; Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

Ronald J. Worobel (55)                     Senior Vice President of InterCapital (since June, 1993); Vice
Vice President                             President of various Dean Witter Funds; formerly Vice President of
Two World Trade Center                     InterCapital.
New York, New York.

James Kastberg (34)                        Vice President of InterCapital (since April, 1996); formerly Assistant
Assistant Vice President                   Vice President of InterCapital.
Two World Trade Center
New York, New York

Thomas F. Caloia (52)                      First Vice President and Assistant Treasurer of InterCapital and DWSC;
Treasurer                                  Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York


---------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and MSDW Trust and Director of MSDW Trust, Kevin Hurley, Senior Vice President of InterCapital, and Jayne Stevlingson, Vice President of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, LouAnne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Dean Witter Funds, comprised of

130 portfolios. As of March 31, 1998, the Dean Witter Funds had total net assets of approximately $105.3 billion and more than six million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by Inter-
Capital's parent company, MSDW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997.

                               FUND COMPENSATION
                                                                   AGGREGATE
                                                                 COMPENSATION
                                                                 FROM THE FUND
                                                                ---------------
NAME OF INDEPENDENT TRUSTEE
--------------------------------------------------------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,800
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427


    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


---------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                            FOR ALL FUNDS
                                     ---------------------------
                                      ESTIMATED                            RETIREMENT                 ESTIMATED ANNUAL
                                       CREDITED                             BENEFITS                      BENEFITS
                                        YEARS        ESTIMATED             ACCRUED AS                UPON RETIREMENT(2)
                                      OF SERVICE     PERCENTAGE             EXPENSES               ----------------------
                                          AT             OF        --------------------------       FROM
NAME OF                               RETIREMENT      ELIGIBLE     BY THE          BY ALL           THE       FROM ALL
INDEPENDENT TRUSTEE                  (MAXIMUM 10)   COMPENSATION    FUND       ADOPTING FUNDS       FUND   ADOPTING FUNDS
-----------------------------------  ------------   ------------   ------      --------------      ------  --------------
Michael Bozic......................       10           58.82%      $ 370          $ 20,499         $  925     $ 55,026
Edwin J. Garn......................       10           58.82         530            30,878            925       55,026
John R. Haire......................       10           58.82        (857)(3)       (19,823)(3)      2,246      132,002
Wayne E. Hedien....................        9           50.00           0                 0            786       46,772
Dr. Manuel H. Johnson..............       10           58.82         224            12,832            925       55,026
Michael E. Nugent..................       10           58.82         380            22,546            925       55,026
John L. Schroeder..................        8           49.02         709            39,350            771       46,123


---------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


    As of the date of this Statement of Additional Information, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company owned all of the outstanding shares of the Fund for allocation to the Accounts, none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding shares.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    The Fund is an open-end diversified management investment company which is intended to provide a broad range of investment alternatives with its fifteen separate Portfolios, each of which has distinct investment objectives and policies, as set forth below and in the Prospectus:

    -THE MONEY MARKET PORTFOLIO seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.

    -THE QUALITY INCOME PLUS PORTFOLIO seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in debt securities issued by the U.S. Government, its agencies and instrumentalities and in fixed-income securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or non-rated securities of comparable quality.

    -THE HIGH YIELD PORTFOLIO seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing principally in fixed-income securities which are rated in the lower categories by established rating services [Baa or lower by Moody's or BBB or lower by S&P] or non-rated securities of comparable quality.

    -THE UTILITIES PORTFOLIO seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry.

    -THE INCOME BUILDER PORTFOLIO seeks, as its primary investment objective, reasonable income and, as its secondary objective, growth of capital, by investing primarily in income producing common stocks and preferred stocks and in securities convertible into common stock.

    -THE DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

    -THE CAPITAL GROWTH PORTFOLIO seeks to provide long-term capital growth by investing principally in common stocks.

    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

    -THE EUROPEAN GROWTH PORTFOLIO seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Europe.

    -THE PACIFIC GROWTH PORTFOLIO seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.

    -THE CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.

    -THE EQUITY PORTFOLIO seeks, as its primary objective, capital growth through investments in common stock and, as a secondary objective, income but only when consistent with its primary objective.

    -THE S&P 500 INDEX PORTFOLIO seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark-500 Composite Stock Price Index (the "S&P 500 Index") by investing, under normal circumstances, at least 80% of the value of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index.

    -THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the common stock of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research.

    -THE STRATEGIST PORTFOLIO seeks a high total investment return through a fully managed investment policy utilizing equity securities, fixed-income securities rated Baa or higher by Moody's or BBB or higher by S&P (or non-rated securities of comparable quality), and money market securities.

    There can be no assurance that the Portfolios' investment objectives will be achieved.

    Each Portfolio of the Fund is subject to the diversification requirements of
Section 817(h) of the Internal Revenue Code relating to the favorable tax treatment of variable annuity contracts. Regulations issued under such section require each Portfolio to invest no more than 55% of its assets in any one investment; no more than 70% of its assets in any two investments; no more than 80% of its total assets in any three investments; and no more than 90% of its total assets in any four investments. For purposes of the regulations, all securities of the same issuer are treated as a single investment. In addition, the

Portfolios are subject to the diversification requirements of the Act, as described under the heading "Investment Restrictions" below and in the Prospectus.

    The investment objectives and policies of each Portfolio are set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Portfolios' investment objectives will be achieved.

QUALITY INCOME PLUS PORTFOLIO
    As discussed in the Prospectus, certain of the U.S. Government securities purchased by the QUALITY INCOME PLUS PORTFOLIO are "mortgaged-backed securities," which evidence an interest in a specific pool of mortgages. Such securities are issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

    GNMA CERTIFICATES. GNMA Certificates evidence an interest in a specific pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the QUALITY INCOME PLUS PORTFOLIO will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

    The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by such factors as the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

    The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately .50 of 1%.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the Quality Income Plus Portfolio of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly, rather than semiannually, as is the case with traditional bonds.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgages participation certificates ("PCs") and guaranteed mortgages certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PC's and the full return of principal when due. PC's have an assumed average life similar to GNMA Certificates.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. FNMA Certificates have an assumed average life similar to GNMA Certificates.

    LEVERAGING. As discussed in the Prospectus, the QUALITY INCOME PLUS PORTFOLIO may borrow money, but only from a bank and in an amount up to 25% of the Portfolio's gross assets taken at the lower of market value or cost, not including the amount borrowed, to seek additional income by leveraging its investments through purchasing securities with the borrowed funds. Such borrowings will be subject to current margin requirements of the Federal Reserve Board and where necessary the Portfolio may use any or all of its securities as collateral for such borrowings. Any investment gains (and/ or investment income) made with the additional monies in excess of interest paid will cause the net asset value of the Portfolio's shares (and/or the Portfolio's net income per share) to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Portfolio, net asset value (and/or net income per share) will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage.

    The QUALITY INCOME PLUS PORTFOLIO will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Act. If due to market fluctuations or other reasons, the value of the Portfolio's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Portfolio, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In restoring the 300% asset coverage, the Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    The investment policy provides that the Portfolio may not purchase or sell a security on margin. The margin and bank borrowing restrictions will prevent the ordinary purchase of a security which involves a cash borrowing from a broker of any part of the purchase price of a security.

    In addition to borrowings for leverage, the Portfolio may also borrow from banks an additional amount as a temporary measure for extraordinary or emergency purposes, and for these purposes, in no event an amount greater than 5% of gross assets taken at the lower of market value or cost.

S&P 500 INDEX PORTFOLIO
    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. As set forth above, the investment objective of the S&P 500 INDEX PORTFOLIO is to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index.

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    The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by
Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Portfolio, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs listed on the American Stock Exchange.

    The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.

    SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the S&P 500 INDEX PORTFOLIO must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

    The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolio could result in losses on SPDRs.

COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

    "BEST IDEAS" LIST. As of March 31, 1998, the companies in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge" were as follows: AES Corp., American Express, Asia Pulp & Paper, AT&T Corp., AXA-UAP, BMW, Boeing, Chevron, Cisco, Citicorp, Coca-Cola Enterprises, Diageo, Dresser Industries, DuPont, Emerson Electric, Federal Express, Fuji Photo Film, General Electric, Holderbank, HSBC, Intel, Lilly (Eli), MAN, Manpower, Mattel, Medtronic, Michelin, Microsoft, News Corp., Proctor & Gamble, Quintiles, Sandvik, Schlumberger, Sealed Air, SGS-Thompson, Siebe, Time Warner, Total, Unilever plc, United Bank of Switzerland (UBS) and UPM-Kymmene. The "Best Ideas" List is updated quarterly.


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GENERAL PORTFOLIO TECHNIQUES
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    As discussed in the Prospectus, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. Each of these Portfolios will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Management believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. The Portfolio's custodian bank will place cash, U.S. Government securities or other liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

    Where, for example, the Portfolio is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

    If the Portfolio retains the portfolio securities and engages in an offsetting transaction, the Portfolio will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting

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contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Portfolio purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Portfolio has written a call option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call currency option has been written declining in value to a greater extent than the value of the premium received for the options. The Portfolio will maintain with its Custodian, at all times, cash, U.S. Government securities, or other high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although each Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Portfolio will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HIGH YIELD SECURITIES

    As discussed in the Prospectus, the HIGH YIELD PORTFOLIO will invest principally in fixed-income securities rated Baa or lower by Moody's Investor's Service Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"), and the INCOME BUILDER PORTFOLIO may invest up to 20% of its total assets in fixed-income securities rated below investment grade. Investment grade is generally considered to be debt securities rated Baa or higher by Moody's or BBB or higher by S&P. Lower-rated securities involve a higher degree of risk than those securities with higher ratings. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint.

    Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Investment Manager will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

    While the ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating the interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the shares of the Portfolios. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Investment Manager will evaluate those factors it considers relevant and will make portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value Portfolios. However, in seeking to achieve the Portfolio's primary objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium and lower-rated securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yield and market values than higher-rated securities. Such fluctuations after a security is

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acquired do not affect the cash income received from that security but are reflected in the net asset value of the portfolio of the HIGH YIELD PORTFOLIO and the INCOME BUILDER PORTFOLIO.

REPURCHASE AGREEMENTS

    As discussed in the Prospectus, when cash may be available to a Portfolio for only a few days, it may be invested by the Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Portfolio's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial conditions will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price, which consists of the purchase price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (see "Purchase and Redemption of Fund Shares--Determination of Net Asset Value"). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the right by a Portfolio to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets (in the case of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO), or 15% of its net assets (in the case of the other Portfolios). The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

REVERSE REPURCHASE AGREEMENTS

    Each of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the

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cash otherwise. Opportunities to achieve this advantage may not always be available, and the Portfolio intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Portfolio will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities (i.e., U.S. Government securities) equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Portfolio and for purposes other than meeting redemptions may not exceed 10% of the Portfolio's total assets.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements and subject to Investment Restriction (1) below, each Portfolio of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend portfolio securities having a value of more than 10% of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Portfolio on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made of firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in such loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

    As discussed in the Prospectus, from time to time, in the ordinary course of business, each Portfolio of the Fund other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Portfolio will also establish a segregated account with its custodian bank in which it will continually maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward

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commitment basis; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.


WHEN, AS AND IF ISSUED SECURITIES


    As discussed in the Prospectus, each Portfolio other than the MONEY MARKET Portfolio, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Portfolio until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining the net asset value of the Portfolio, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions" in the Prospectus). Subject to the foregoing restrictions, these Portfolios may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. These Portfolios may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of the sale.


OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also write covered put and call options on stock indexes) and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving interest rate futures contracts and bond index futures contracts and options on such contracts. In addition, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also hedge against such changes by entering into transactions involving stock index futures contracts and options thereon, and (except for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) options on stock indexes. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may also hedge against potential changes in the market value of the currencies in which their investments (or anticipated investments) are denominated by writing and/or purchasing put and call options on currencies and engaging in transactions involving currencies futures contracts and options on such contracts. The S&P 500 INDEX PORTFOLIO may invest in stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options

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trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Portfolio, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Portfolio closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

    OPTIONS ON FOREIGN CURRENCIES. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Portfolio may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Portfolio would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, these Portfolios may purchase call options on foreign currencies in which securities they anticipate purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. These Portfolios may also purchase call and put options to close out written option positions.

    The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Portfolio occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Portfolio gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The European Growth Portfolio may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the ability of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION

PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Portfolio will not purchase or write such options unless and until, in the opinion of the management of the Portfolio, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    COVERED CALL WRITING. As stated in the Prospectus, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO are permitted to write covered call options on portfolio securities, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO are permitted to write covered call options on the U.S. dollar and foreign currencies, in each case without limit, in order to aid in achieving their investment objectives. Generally, a call option is "covered" if the Portfolio owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Portfolio by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Portfolio holds a call on the same security (currency) as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Portfolio in cash, U.S. Government securities or other liquid portfolio obligations which the Portfolio holds in a segregated account maintained with the Portfolio's Custodian.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO to achieve a high current income return for their shareholders and the STRATEGIST PORTFOLIO to achieve a more consistent average total return than would be realized from holding the underlying securities (and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS"

PORTFOLIO, currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Portfolio at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currencies in which they are denominated) upon which call options have been written increases, the Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Portfolio may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Portfolio to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Portfolio realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received when the option was written, less the commission paid.

    Options written by a Portfolio normally have expiration dates of up to to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As stated in the Prospectus, as a writer of a covered put option, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Portfolio will be exercisable by the purchaser only on a specific date). A put is "covered" if the Portfolio maintains, in a segregated account maintained on its behalf at its Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Portfolio by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Portfolio in cash, U.S. Government securities or other liquid portfolio securities which the Portfolio holds in a segregated account maintained at its Custodian. In writing puts, the Portfolio assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Portfolio may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager (or, for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser) wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Portfolio will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the QUALITY INCOME PLUS PORTFOLIO may purchase listed and OTC call and put options in amounts equalling up to 10% of its total assets. Each of the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase such call and put options in amounts equalling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO may purchase such call and put options and options on stock indexes in amounts equalling 10% of its total assets, with a maximum of 5% of its total assets invested in the purchase of stock index options. These Portfolios may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Portfolio.

    Each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase put options on securities (and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, on currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Portfolio would incur no additional loss. These Portfolios may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Portfolio may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Portfolio expired without being sold or exercised, the Portfolio would realize a loss.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the value of the security's denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the value of the security's denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered writer would be unable to utilize the amount held in cash or U.S. Government securities or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, a Portfolio may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Portfolio is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Portfolio's management.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Portfolio may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. As stated in the Prospectus, options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on, among other indexes, the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on broad-based stock indexes provide the Portfolio with a means of protecting the Portfolio against the risk of market-wide price movements. If the Investment Manager anticipates a market decline, the Portfolio could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Portfolio's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Portfolio may purchase a stock index call option to enable the Portfolio to participate in such rise until completion of anticipated common stock purchases by the Portfolio. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in a Portfolio's equity positions.

    The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Portfolio, which cover is held for the Portfolio in a segregated account maintained for it by its Custodian. All call options on stock indexes written by a Portfolio will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Portfolio.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. As stated in the Prospectus, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate futures contracts that are traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and bond index futures contracts that are traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index. These Portfolios may also purchase and sell stock index futures contracts that are traded on U.S. commodity exchanges on such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on such indexes of foreign equity and fixed-income securities as may exist or come into being, such as the Financial Times Equity Index.

The S&P 500 INDEX PORTFOLIO may invest in stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index.

    As a futures contract purchaser, a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will purchase or sell interest rate futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the UTILITIES PORTFOLIO and the STRATEGIST PORTFOLIO, to alter the Portfolio's asset allocation in fixed-income securities. If it is anticipated that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, a Portfolio may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, or if the Investment Manager wishes to increase the UTILITIES PORTFOLIO's, or the STRATEGIST PORTFOLIO's, allocation of fixed-income securities, a Portfolio may purchase an interest rate futures contract or a bond index futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by a Portfolio may fall or wishes to decrease the UTILITIES PORTFOLIO's, or the STRATEGIST PORTFOLIO's, asset allocation in equity securities, the Portfolio may sell a stock index futures contract. Conversely, if the Investment Manager wishes to increase the assets of the UTILITIES PORTFOLIO or the STRATEGIST PORTFOLIO which are invested in stocks or as a hedge against anticipated prices rises in those stocks which the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO OR THE STRATEGIST PORTFOLIO intends to purchase, the Portfolio may purchase stock index futures contracts. This allows the Portfolio to purchase equities, in accordance with the asset allocations of the Portfolio's management, in an orderly and efficacious manner.

    The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index, for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contracts is priced more attractively than stocks comprising the S&P 500 Index.

    The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will purchase or sell currency futures on currencies in which their portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. These Portfolios will enter into currency futures contracts for the same reasons as set forth under the heading "Forward Foreign Currency Exchange Contracts" above for entering into forward foreign currency exchange contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

    In addition to the above, interest rate and bond index and stock index (and currency) futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO enters into a futures contract it is initially required to deposit with its Custodian, in an account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin", with the Portfolio's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in bond index futures contracts, and the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in stock index futures contracts. An index futures contract sale creates an obligation by the Portfolio, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Portfolio is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures.

In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Portfolio may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

    CURRENCY FUTURES. As noted above, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in foreign currency futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Portfolio's management will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolios will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Portfolio's management, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

    OPTIONS ON FUTURES CONTRACTS. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon the exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager (or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser) wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of a Portfolio's fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Portfolio's management seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the income of the Portfolio and thereby provide a further hedge against losses resulting from price declines in portions of its portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, these Portfolios may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of the Portfolio's portfolio. If the CFTC changes its regulations so that a Portfolio would be permitted to write options on futures contracts for income purposes without CFTC registration, these Portfolios may engage in such transactions for those purposes. The S&P 500 INDEX PORTFOLIO may enter into stock index futures contracts provided that not more than 5% of its assets are required as an initial margin deposit and provided that the contract prices of the stock index futures contracts do not exceed 20% of its total assets. Except as described above, there are no other limitations on the use of futures and options thereon by these Portfolios.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may sell a futures contract to protect against the decline in the value of securities (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currency in which securities are denominated) held by the Portfolio. However, it is possible that the futures market may advance and the value of securities (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currency in which they are denominated) held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, or the STRATEGIST PORTFOLIO purchases a futures contract to hedge against the increase in value of securities it intends to buy (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currency in which they are denominated), and the value of such securities (currency) decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and the STRATEGIST PORTFOLIO are utilizing futures transactions for hedging purposes as such is defined by the Commodity Futures Trading Commission either: (1) a substantial majority (i.e. approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts or call options thereon will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of: (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

    With regard to the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the ability of these Portfolios to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Portfolio's management.

    While the futures contracts and options transactions to be engaged in by a Portfolio for the purpose of hedging the Portfolio's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and, for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the

STRATEGIST PORTFOLIO may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Portfolio from closing out a contract which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause these Portfolios to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

    PORTFOLIO TURNOVER. Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Portfolios, each Portfolio may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Portfolio's position and contribute to its investment objectives. A 100% turnover rate would occur, for example, if all the portfolio securities of a Portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, it is anticipated that the Money Market Portfolio's policy of investing in securities with remaining maturities of less than one year will not result in a quantifiable portfolio turnover rate. It is not anticipated that the portfolio turnover rates of the Portfolios will exceed the following percentages in any one year: QUALITY INCOME PLUS PORTFOLIO: 300%; HIGH YIELD PORTFOLIO: 300%; UTILITIES PORTFOLIO: 100%; INCOME BUILDER PORTFOLIO: 90%; DIVIDEND GROWTH PORTFOLIO: 90%; CAPITAL GROWTH
PORTFOLIO: 200%; GLOBAL DIVIDEND GROWTH PORTFOLIO: 100%; EUROPEAN GROWTH
PORTFOLIO: 100%; PACIFIC GROWTH PORTFOLIO: 100%; CAPITAL APPRECIATION PORTFOLIO:
300%; EQUITY PORTFOLIO: 300%; S&P 500 INDEX PORTFOLIO: 100%; COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO: 100%; and STRATEGIST PORTFOLIO: 400%.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios, except as otherwise indicated. Under the Act, a fundamental policy may not be changed with respect to a Portfolio without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio of the Fund may not:

        1. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO.

        2. In the case of each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        3. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including Real Estate Investment Trusts (REIT's), and securities which are secured by real estate or interests therein.

        4. Engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        5. Invest for the purposes of exercising control or management of another company.

        6. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of InterCapital) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

        7. Issue senior securities as defined in the Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, a reverse repurchase agreement); (b) borrowing money in accordance with restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

        1. Invest in securities other than those listed in the description of its investment objectives and policies above and in the Prospectus.

        2. Invest in securities maturing more than one year from the date of purchase, except that where securities are held subject to repurchase agreements having a term of one year or less from the date of delivery, the securities subject to the agreement may have maturity dates in excess of one year from the date of delivery.

        3. Purchase securities for which there are legal or contractual restrictions on resale [i.e., restricted securities].

        4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTION APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

    The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

    The HIGH YIELD PORTFOLIO may not:

        1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. THE HIGH YIELD PORTFOLIO may retain common stocks so acquired but not in excess of 10% of its total assets.

        2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTION APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

    The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

    The EQUITY PORTFOLIO may not:

        1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

        2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

        3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Manager and, for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser are responsible for decisions to buy and sell securities for each Portfolio of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. For the fiscal years ended December 31, 1995, 1996 and 1997, the Portfolios of the Fund paid brokerage commissions as follows:


                                                         BROKERAGE            BROKERAGE            BROKERAGE
                                                        COMMISSIONS          COMMISSIONS          COMMISSIONS
                                                      PAID FOR FISCAL      PAID FOR FISCAL      PAID FOR FISCAL
                                                           YEAR                 YEAR                 YEAR
NAME OF PORTFOLIO                                     ENDED 12/31/95       ENDED 12/31/96       ENDED 12/31/97
--------------------------------------------------  -------------------  -------------------  -------------------
High Yield Portfolio..............................     $      98,275        $      10,013             --
Utilities Portfolio...............................            29,800              120,935        $     110,773
Income Builder Portfolio..........................               N/A                  N/A               39,789
Dividend Growth Portfolio.........................           565,780              796,688            1,267,591
Capital Growth Portfolio..........................            53,746              176,767              265,450
Global Dividend Growth Portfolio..................           604,355              762,353            1,244,001
European Growth Portfolio.........................           437,643              575,660              783,716
Pacific Growth Portfolio..........................           581,012              878,874              670,101
Capital Appreciation Portfolio....................               N/A                  N/A               24,723
Equity Portfolio..................................         1,091,067            1,825,817            1,573,295
Strategist Portfolio..............................           435,379              429,659              455,450


    Purchases of money market instruments are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur brokerage commission expense on such transactions. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.


    The Investment Manager and, for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager or the Sub-Adviser to cause purchase and sale transactions to be allocated among the Portfolios of the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios of the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager or the Sub-Adviser may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering. These procedures may, under certain circumstances, have an adverse effect on the Fund.


    The policy of the Fund regarding purchases and sales of securities for the various Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or the Sub-Adviser) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or the Sub-Adviser) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the policies of the Portfolios of the Fund, the Investment Manager or the Sub-Adviser effects transactions with those brokers and dealers who the Investment Manager or the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager or the Sub-Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Investment Manager or the Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager and the Sub-Adviser are from brokers and dealers may be of benefit to the Investment Manager or the Sub-Adviser in the management of accounts of some of its other clients and may not in all cases benefit a Portfolio of the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager or the Sub-Adviser and thus reduce its expenses, it is of indeterminable value and the fees paid to the Investment Manager and the Sub-Adviser are not reduced by any amount that may be attributable to the value of such services. For its fiscal year ended December 31, 1997, the Fund paid commissions in connection with transactions in the following aggregate amounts to brokers because of research services provided, as follows:



                                        BROKERAGE COMMISSIONS
                                       DIRECTED IN CONNECTION   AGGREGATE DOLLAR AMOUNT
                                       WITH RESEARCH SERVICES     OF TRANSACTIONS FOR
                                              PROVIDED          WHICH SUCH COMMISSIONS
                                           FOR FISCAL YEAR       WERE PAID FOR FISCAL
NAME OF PORTFOLIO                          ENDED 12/31/97         YEAR ENDED 12/31/97
-------------------------------------  -----------------------  -----------------------
Utilities Portfolio..................  $            71,523      $         42,500,937
Income Builder Portfolio.............               13,717                 7,184,066
Dividend Growth Portfolio............              935,993               797,400,739
Capital Growth Portfolio.............              201,576               127,513,701
Global Dividend Growth Portfolio.....            1,063,894               399,962,861
Capital Appreciation Portfolio.......                3,270                 1,601,119
Equity Portfolio.....................            1,305,670               962,633,186
Strategist Portfolio.................              327,726               263,604,055


    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During its fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and/or certain affiliated broker-dealers of the Investment Manager or of Morgan Grenfell Investment Services Limited, the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to these brokers are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    For its fiscal years ended December 31, 1995 and 1996, the Fund paid a total of $578,933 ($6,500 for the UTILITIES PORTFOLIO, $216,308 for the DIVIDEND GROWTH PORTFOLIO, $32,841 for the CAPITAL GROWTH PORTFOLIO, $50,294 for the GLOBAL DIVIDEND GROWTH PORTFOLIO, $192,565 for the EQUITY PORTFOLIO, and $80,425 for the STRATEGIST PORTFOLIO) and $558,707 ($49,500 for the UTILITIES PORTFOLIO, $181,121 for the DIVIDEND GROWTH PORTFOLIO, $38,010 for the CAPITAL GROWTH PORTFOLIO, $35,401 for the GLOBAL DIVIDEND GROWTH PORTFOLIO, $220,150 for the EQUITY PORTFOLIO and $34,525 for the STRATEGIST PORTFOLIO), respectively, in brokerage commissions to DWR. For its fiscal year ended December 31, 1997 the Fund paid a total of $639,713 in brokerage commissions to DWR for transactions as follows:



                                                                                                     PERCENTAGE OF AGGREGATE
                                                                                                    DOLLAR AMOUNT OF EXECUTED
                                          BROKERAGE COMMISSIONS PAID    PERCENTAGE OF AGGREGATE     TRADES ON WHICH BROKERAGE
                                            TO DWR FOR FISCAL YEAR     BROKERAGE COMMISSIONS FOR    COMMISSIONS WERE PAID FOR
NAME OF PORTFOLIO                               ENDED 12/31/97         FISCAL YEAR ENDED 12/31/97   FISCAL YEAR ENDED 12/31/97
----------------------------------------  --------------------------   --------------------------   --------------------------
Utilities Portfolio.....................           $ 35,250                      31.82%                       36.57%
Income Builder Portfolio................             24,982                      62.79                        70.86
Dividend Growth Portfolio...............            229,890                      18.14                        21.33
Capital Growth Portfolio................             45,335                      17.08                        21.72
Global Dividend Growth Portfolio........             54,004                       4.34                        12.94
Capital Appreciation Portfolio..........             17,785                      71.94                        72.45
Equity Portfolio........................            158,587                      10.08                        11.72
Strategist Portfolio....................             73,880                      16.22                        18.24



    During the period June 1 through December 31, 1997, the Fund paid a total of $332,416 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. These commissions were paid for transactions as follows:



                                                                                                     PERCENTAGE OF AGGREGATE
                                          BROKERAGE COMMISSIONS PAID                                DOLLAR AMOUNT OF EXECUTED
                                            TO MS & CO. FOR FISCAL      PERCENTAGE OF AGGREGATE     TRADES ON WHICH BROKERAGE
                                                     YEAR              BROKERAGE COMMISSIONS FOR    COMMISSIONS WERE PAID FOR
NAME OF PORTFOLIO                               ENDED 12/31/97         FISCAL YEAR ENDED 12/31/97   FISCAL YEAR ENDED 12/31/97
----------------------------------------  --------------------------   --------------------------   --------------------------
Utilities Portfolio.....................           $  1,000                       0.90%                        0.79%
Income Builder Portfolio................                710                       1.78                         0.99
Dividend Growth Portfolio...............             73,920                       5.83                         6.40
Capital Growth Portfolio................             10,305                       3.88                         5.60
Global Dividend Growth Portfolio........            123,860                       9.96                         7.63
European Growth Portfolio...............              4,655                       0.59                         1.09
Pacific Growth Portfolio................             13,927                       2.08                         2.24
Equity Portfolio........................             69,900                       4.44                         5.77
Strategist Portfolio....................             34,140                       7.50                         6.29



    For the fiscal year ended December 31, 1995, the PACIFIC GROWTH PORTFOLIO paid a total of $19,846 in brokerage commissions to Deutsche Morgan Grenfell & Partners Securities Pte Ltd. and a total of $19,058 to Deutsche Morgan Grenfell Securities Hong Kong Limited, affiliated brokers of the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. For the fiscal year ended December 31, 1996, the PACIFIC GROWTH PORTFOLIO paid a total of $ 2,146 in brokerage commissions to Deutsche Morgan Grenfell & Partners Securities Pte Ltd. and a total of $14,787 in brokerage commissions to Deutsche Morgan Grenfell Securities Hong Kong Limited. For the fiscal year ended Decem-ber 31, 1997, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO paid brokerage commissions to affiliated brokers of the Sub-Adviser for transactions as follows:


                                                          BROKERAGE
                                                     COMMISSIONS PAID TO                           PERCENTAGE OF
                                                      AFFILIATED BROKER                          AGGREGATE DOLLAR
                                                     OF MORGAN GRENFELL      PERCENTAGE OF           AMOUNT OF
                                                     INVESTMENT SERVICES  AGGREGATE BROKERAGE     EXECUTED TRADES
                                                       LTD. FOR FISCAL      COMMISSIONS FOR     ON WHICH BROKERAGE
                                                            YEAR              FISCAL YEAR      COMMISSIONS WERE PAID
                                                            ENDED                ENDED         FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO           NAME OF BROKER                12/31/97             12/31/97              12/31/97
------------------  -------------------------------  -------------------  -------------------  ---------------------
European Growth
 Portfolio........  Deutsche Bank AG, London              $   1,849                0.24%                 0.33%
                    Deutsche Morgan Grenfell,                 2,624                0.33                  0.25
                     London

Pacific Growth
 Portfolio........  Deutsche Morgan Grenfell &                3,263                0.49                  0.41
                     Partners Securities Pte Ltd.
                    Deutsche Morgan Grenfell                  7,569                1.13                  1.25
                     Securities Hong Kong Limited



    During the fiscal year ended December 31, 1997, the QUALITY INCOME PLUS PORTFOLIO purchased bonds issued by Bear, Stearns & Co. Inc., Donaldson Lufkin & Jenrette, Inc., Lehman Brothers and Merrill Lynch & Co. Inc., the INCOME BUILDER PORTFOLIO purchased convertible preferred stock issued by Merrill Lynch & Co. Inc., the DIVIDEND GROWTH PORTFOLIO purchased common stock issued by Bank America Corp., the GLOBAL DIVIDEND GROWTH PORTFOLIO purchased common stock issued by Bank America Corp., the EQUITY PORTFOLIO purchased common stock issued by Lehman Brothers, Inc. and Merrill Lynch & Co. Inc., and the STRATEGIST PORTFOLIO purchased bonds issued by Donaldson Lufkin & Jenrette, Inc. and PaineWebber Group, which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund or the applicable Portfolio in the largest dollar amounts during the year. At December 31, 1997, the QUALITY INCOME PLUS PORTFOLIO held bonds issued by Bear, Stearns & Co. Inc., Lehman Brothers Inc., Donaldson Lufkin & Jenrette, Inc. and Merrill Lynch & Co. Inc. with market values of $2,219,060, $7,909,750, $5,073,550 and $2,012,220, respectively, the INCOME BUILDER PORTFOLIO held convertible preferred stock issued by Merrill Lynch & Co. Inc. with a market value of $1,065,180, the DIVIDEND GROWTH PORTFOLIO held common stock issued by Bank America Corp. with a market value of $35,770,000, the GLOBAL DIVIDEND GROWTH PORTFOLIO held common stock issued by Bank America Corp. with a market value of $6,898,500, the EQUITY PORTFOLIO held common stock issued by Merrill Lynch & Co. Inc. with a market value of $3,646,875, and the STRATEGIST PORTFOLIO held a bond issued by PaineWebber Group with a market value of $2,029,940.


PURCHASE AND REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------


    As discussed in the Prospectus, investments in the Fund may be made only by
(1) Northbrook Life Insurance Company ("Northbrook"), for allocation to certain separate accounts established and maintained by Northbrook for the purpose of funding variable annuity contracts and variable life insurance contracts it issues, by (2) Allstate Life Insurance Company of New York ("Allstate New York") for allocation to certain separate accounts established and maintained by Allstate New York for the purpose of funding variable annuity contracts it issues, by (3) Glenbrook Life and Annuity Company ("Glenbrook"), for allocation to certain separate accounts established and maintained by Glenbrook for the purpose of funding variable annuity contracts and variable life insurance contracts it issues, and by (4) Paragon Life Insurance Company ("Paragon") for allocation to a separate account established and maintained by Paragon for the purpose of funding variable life insurance contracts it issues, in connection with an employer-sponsored insurance program offered only to certain employees of MSDW, the parent company of the Fund's Investment Manager. (The separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts.") Shares of each Portfolio of the Fund are offered to Northbrook, Allstate New York, Glenbrook and Paragon (the "Companies") without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth under the caption "Determination of Net Asset Value" below and in the Prospectus. Shares of any Portfolio of the Fund can be redeemed by the Companies at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange, as discussed in the Prospectus. (For information regarding charges which may be imposed upon the Contracts by the applicable Account, see the Prospectus for the Variable Annuity Contracts or the Variable Life Contracts which accompanies the Prospectus of the Fund.)

THE DISTRIBUTOR


    As discussed in the Prospectus, Dean Witter Distributors Inc. (the "Distributor"), a Delaware corporation, acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares, pursuant to a Distribution Agreement entered into by the Fund and the Distributor on June 30, 1993. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act, (the "Independent Trustees") approved, at their meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc., and is identical to the Fund's previous Distribution Agreement except for its dates of effectiveness and termination. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the present Distribution Agreement until April 30, 1999.


    The Distributor pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

DETERMINATION OF NET ASSET VALUE

    As discussed in the Prospectus, the net asset value of the shares of the each Portfolio is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    As discussed in the Prospectus, the MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

    A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    A "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligation within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the money market fund's board of directors. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's, as set forth in the prospectus.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. (An Investment Restriction of the Fund further precludes the Portfolio from investing in securities maturing more than one year from the date of purchase.) Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

    If the Board determines that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

    As stated in the Prospectus, in the calculation of the net asset value of the Portfolios other than the MONEY MARKET PORTFOLIO, short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    MONEY MARKET PORTFOLIO. As discussed in the Prospectus, dividends from net income on the MONEY MARKET PORTFOLIO will be declared payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and accretion of acquisition, original issue and market discount, less the amortization of market premium and the estimated expenses of the MONEY MARKET PORTFOLIO. Net income will be calculated immediately prior to the determination of net asset value per share of the MONEY MARKET PORTFOLIO (see "Determination of Net Asset Value" above and in the Prospectus). The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the MONEY MARKET PORTFOLIO's net investment income. The Trustees may revise the above dividend policy, or postpone the payment of dividends, if the MONEY MARKET PORTFOLIO should have or anticipate any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Trustees might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares of the MONEY MARKET PORTFOLIO be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated. Any net realized capital gains will be declared and paid at least once per calendar year, except that net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.


    OTHER PORTFOLIOS. The dividend policies of the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO are discussed in the Prospectus. In computing interest income, these Portfolios will not accrete any discount or amortize any premium resulting from the purchase of debt securities except those original issue discounts for which accretion is required for federal income tax purposes. Additionally, with respect to market discount on bonds, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code (the "Code"). Dividends, interest and capital gains received by the Portfolios on investments in foreign issuers or which are denominated in foreign currency may give rise to withholding and other taxes imposed by foreign countries. Realized gains and losses on security transactions are determined on the identified cost method.

    Gains or losses on sales of securities by the Fund will be long-term gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and certain listed options are classified as "Section 1256" contracts under the Code. Unless the Portfolio makes an election as discussed below, the character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts would generally be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof and such Section 1256 contracts would also be required to be marked-to-market at the end of the Fund's fiscal year, for purposes of federal income tax calculations.

    Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market or 60 percent-40 percent taxation rules. When call options written by a Portfolio, or put options purchased by a Portfolio, are exercised, the gain or loss realized on the sales of the underlying securities may be either short-term or long-term, depending upon the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

    If a Portfolio holds a security which is offset by a Section 1256 contract, the Portfolio would be deemed to hold a "mixed straddle" position, as such is defined in the Code. A Portfolio may elect to identify its mixed straddle positions pursuant to Section 1256(d) of the Code and thereby avoid application of both the mark-to-market and 60 percent-40 percent taxation rules. The Portfolio may also make certain other elections with respect to mixed straddles which could avoid or limit the application of certain rules which could, in certain circumstances, cause deferral or disallowance of losses, change long-term capital gains into short-term capital gains, or change short-term capital losses into long-term capital losses.

    Entering into a mixed straddle could result in the recognition of unrealized gain or loss which would be taken into account in determining the amount of income available for the Portfolio's distributions, and can result in an amount which is greater or less than the Portfolio's net realized gains being available for distribution. If an amount which is less than the Portfolio's net realized gains is available for distribution, the Portfolio may elect to distribute more than such available amount, up to the full amount of such net realized gains. Such a distribution may, in part, constitute a return of capital to the shareholders. If the Portfolio does not elect to identify a mixed straddle, no recognition of gain or loss on the securities in its portfolio will result when the mixed straddle is entered into. However, any losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, or change short-term losses into long-term losses. A deferral or disallowance of recognition of a realized loss may result in an amount being available for the Portfolio's distributions which is greater than the Portfolio's net realized gains.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS (GLOBAL DIVIDEND GROWTH PORTFOLIO, EUROPEAN GROWTH PORTFOLIO, PACIFIC GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO AND COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO). In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Portfolio. Until such time as these uncertainties are resolved, the

Fund will utilize the more conservative, or limiting, definition or approach with respect to determining permissible investments of these Portfolios.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the affected Portfolio would not be able to make any ordinary dividend distributions.

    The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may be subject to taxes in foreign countries in which they invest. In addition, if the EUROPEAN GROWTH PORTFOLIO were deemed to be a resident of the United Kingdom for United Kingdom tax purposes or if the Portfolio were treated as being engaged in a trading activity through an agent in the United Kingdom, there is a risk that the United Kingdom would attempt to tax all or a portion of the Portfolio's gains or income. In light of the terms and conditions of the Investment Management and Sub-Advisory Agreements, it is believed that any such risk is minimal.

    If any of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. The Taxpayer Relief Act of 1997 establishes a mark-to-market regime which allows taxpayers investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the MONEY MARKET PORTFOLIO'S yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts which accompanies the Prospectus for the
Fund).


    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 1997 was 5.24%. The effective annual yield on 5.24% is 5.38%, assuming daily compounding.



    As discussed in the Prospectus, from time to time the Fund may quote the "yield" of each of the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 1997, the yield of the QUALITY INCOME PLUS PORTFOLIO, calculated pursuant to this formula, was 6.41%, the yield of the HIGH YIELD PORTFOLIO, calculated pursuant to this formula, was 11.24%, and the yield of the UTILITIES PORTFOLIO, calculated pursuant to this formula, was 3.25%.


    As discussed in the Prospectus, from time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total returns of the MONEY MARKET PORTFOLIO, the HIGH YIELD PORTFOLIO and the EQUITY PORTFOLIO for the one, five and ten year periods ended December 31, 1997 were 5.23%, 4.51% and 5.58%, respectively, for the MONEY MARKET PORTFOLIO; 11.09%, 8.15% and 9.42%, respectively, for the QUALITY INCOME PLUS PORTFOLIO; 11.87%, 11.75% and 8.95%, respectively, for the HIGH YIELD PORTFOLIO; 37.43%, 20.17% and 17.50%, respectively, for the EQUITY PORTFOLIO; and 13.71%, 10.42% and 11.09%, respectively, for the STRATEGIST PORTFOLIO. The average annual total returns of the UTILITIES PORTFOLIO and the DIVIDEND GROWTH PORTFOLIO for the one and five year periods ended December 31, 1997 and for the period from March 1, 1990 (commencement of these Portfolios' operations) through December 31, 1997 were 27.15% 13.35% and 13.28%, respectively, for the UTILITIES PORTFOLIO and 25.61%, 18.62% and 15.01%,
respectively, for the DIVIDEND GROWTH PORTFOLIO. The average annual total returns of the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO for one and five year periods ended December 31, 1997 and for the period from March 1, 1991 (commencement of these Portfolios' operations) through December 31, 1997 were 24.54%, 11.14% and 12.32%, respectively, for the CAPITAL GROWTH PORTFOLIO and 16.07%, 23.73% and 17.75%, respectively, for the EUROPEAN GROWTH PORTFOLIO. The average annual total returns of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO for the one year period ended December 31, 1997 and for the period from February 23, 1994 (commencement of these Portfolios' operations) through December 31, 1997 were 12.04% and 13.20%, respectively, for the GLOBAL DIVIDEND GROWTH PORTFOLIO and -37.70% and -11.00%, respectively, for the PACIFIC GROWTH PORTFOLIO.



    The Fund quotes the "total return" of a Portfolio that has been in operation for less than one year on a non-annualized basis. The Fund may compute the aggregate total return of each of the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO, which commenced operations on January 21, 1997, for specified periods by determining the aggregate percentage rate that will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO for the period January 21, 1997 through December 31, 1997 were 22.38% and 13.20%, respectively. The Investment Manager has undertaken to assume all operating expenses of the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO until the earlier of July 31, 1998 or the attainment by the Portfolio of $50 million of net assets. The INCOME BUILDER PORTFOLIO attained $50 million of net assets on December 3, 1997. Without the waiver of fees and assumption of expenses by the Investment Manager, the total returns of the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO for the period January 21, 1997 through December 31, 1997 would have been 21.97% and 12.60%, respectively.



    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO for the one, five and ten year periods ended December 31, 1997 were 5.23%, 24.67% and 72.08%, respectively, for the MONEY MARKET PORTFOLIO, 11.09%, 47.96% and 145.97%, respectively, for the QUALITY INCOME PLUS PORTFOLIO; 11.87%, 74.30% and 135.71%, respectively, for the HIGH YIELD PORTFOLIO, 37.43%, 150.56% and 401.59%, respectively, for the EQUITY PORTFOLIO; and 13.71%, 64.16% and 186.24%, respectively, for the STRATEGIST PORTFOLIO, the total returns of the UTILITIES PORTFOLIO and the DIVIDEND GROWTH PORTFOLIO for the one and five year periods ended December 31, 1997 and for the period from March 1, 1990 through December 31, 1997 were 27.15%, 87.12% and 165.61%, respectively, for the UTILITIES PORTFOLIO and 25.61%, 134.87% and 199.21%, respectively, for the DIVIDEND GROWTH PORTFOLIO, the total returns of the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO for the one and five year periods ended December 31, 1997 and for the period from March 1, 1991 through December 31, 1997 were 24.54%, 69.55% and 121.28%, respectively, for the CAPITAL GROWTH PORTFOLIO and 16.07%, 189.98% and 205.61%, respectively, for the EUROPEAN GROWTH PORTFOLIO, and the total returns of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO for the one year period ended December 31, 1997 and for the period from February 23, 1994 through December 31, 1997 were 12.04% and 61.21%, respectively, for the GLOBAL DIVIDEND GROWTH PORTFOLIO and -37.70% and -36.17%, respectively, for the PACIFIC GROWTH PORTFOLIO.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Portfolio of the Fund at inception of the Portfolio would have grown (or declined) to the following amounts at December 31, 1997:


                                                                                 INVESTMENT AT COMMENCEMENT OF
                                                                                         OPERATIONS OF
                                                                              -----------------------------------
PORTFOLIO                                                                      $10,000     $50,000     $100,000
----------------------------------------------------------------------------  ---------  -----------  -----------
Money Market Portfolio......................................................  $  22,582  $   112,910  $   225,820
Quality Income Plus Portfolio...............................................     25,242      126,210      252,420
High Yield Portfolio........................................................     38,534      192,670      385,340
Utilities Portfolio.........................................................     26,561      132,805      265,610
Income Builder Portfolio....................................................     12,238       61,190      122,380
Dividend Growth Portfolio...................................................     29,921      149,605      299,210
Capital Growth Portfolio....................................................     22,128      110,640      221,280
Global Dividend Growth Portfolio............................................     16,121       80,605      161,210
European Growth Portfolio...................................................     30,561      152,805      305,610
Pacific Growth Portfolio....................................................      6,383       31,915       63,830
Capital Appreciation Portfolio..............................................     11,320       56,600      113,200
Equity Portfolio............................................................     75,621      378,105      756,210
Strategist Portfolio........................................................     28,977      144,885      289,770


    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of separate Portfolios and to divide or combine the shares of any Portfolio into a greater or lesser number of shares of that Portfolio without thereby changing the proportionate beneficial interests in that Portfolio. As discussed in the Prospectus, the shares of beneficial interest of the Fund are divided into fifteen separate Portfolios, and the shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio. Each share of a Portfolio represents an equal proportional interest in that Portfolio with each other share. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders. Shares have no preemptive or conversion rights. The right of redemption is described above and in the Prospectus. Shares of each Portfolio are fully paid and non-assessable by the Fund. The Trustees are authorized to classify unissued shares of the Fund by assigning them to a Portfolio for issuance.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares and additional classes of shares within any series, as described in the Prospectus. Such additional offerings would not affect the interests of the current shareholders in the existing Portfolios. All consideration received by the Fund for shares of any additional Portfolios, and all assets in which such consideration is invested, would belong to that Portfolio (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the Act, shareholders of any additional Portfolio would normally have to approve the adoption of any management contract relating to such Portfolio and of any changes in the investment policies related thereto.

    Shares of each Portfolio entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account in accordance with instructions from Contract Owners, as more fully described under the caption "Voting Rights" in the Prospectus for the Variable Annuity Contracts or the Variable Life Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees of the Fund have been elected by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company, pursuant to the instructions of Contract Owners, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. Under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIANS AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the assets of each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the assets of the Global Dividend Growth Portfolio, the European Growth Portfolio and the Pacific Growth Portfolio in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositories to hold portfolio securities of non-U.S. issuers on behalf of those Portfolios. All of a Portfolio's cash balances with the Custodians in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.


    Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares. MSDW Trust is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's

Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts; reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; tabulating proxies; and maintaining shareholder records and lists. For these services MSDW Trust receives a fee from each Portfolio of the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    Statements showing the portfolio of each Portfolio and other information will be furnished, at least semi-annually, to Contract Owners, and annually such statements will be audited by independent accountants whose selection must be approved annually by the Fund's Trustees. The Fund's fiscal year ends on December 31.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The annual financial statements of the Fund for the year ended December 31, 1997, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (79.0%)
           AUTOMOTIVE - FINANCE (13.3%)
$ 15,685   Chrysler Financial Corp...........................  5.66-5.80 % 01/27/98-03/10/98 $ 15,551,184
   8,370   Ford Motor Credit Co..............................  5.59-5.75   01/05/98-01/15/98    8,358,720
  16,000   General Motors Acceptance Corp....................  5.73-5.82   01/20/98-05/22/98   15,781,179
   5,000   Toyota Motor Credit Corp..........................    5.76          04/27/98         4,908,972
                                                                                             ------------
                                                                                               44,600,055
                                                                                             ------------
           BANK HOLDING COMPANIES (8.9%)
   7,125   BankAmerica Corp..................................  5.68-5.71   01/13/98-02/10/98    7,096,603
  13,225   Bankers Trust New York Corp.......................  5.74-5.83   01/29/98-06/30/98   12,968,960
   5,000   NationsBank Corp..................................    5.64          01/28/98         4,979,150
   5,000   PNC Funding Corp..................................    5.84          03/30/98         4,929,722
                                                                                             ------------
                                                                                               29,974,435
                                                                                             ------------
           BANKS - COMMERCIAL (17.8%)
  13,975   Abbey National North America Corp.................  5.67-5.71   02/02/98-03/03/98   13,871,712
   3,425   ABN-AMRO North America Finance Inc................    5.69          02/05/98         3,406,586
   5,000   Barclays U.S. Funding Corp........................    5.81          03/12/98         4,944,486
   5,000   Dresdner U.S. Finance Inc.........................    5.63          01/08/98         4,994,633
   4,700   KfW International Finance Inc.....................    5.69          01/12/98         4,692,058
  10,000   National Australia Funding (DE) Inc...............  5.72-5.81   03/11/98-06/01/98    9,828,433
   5,000   Rabobank USA Financial Corp.......................    5.76          04/30/98         4,907,114
   3,500   Societe Generale N.A., Inc........................    5.65          04/06/98         3,449,248
   5,000   Toronto-Dominion Holdings U.S.A. Inc..............    5.83          06/10/98         4,874,222
   5,000   WestPac Capital Corp..............................    5.79          04/20/98         4,914,465
                                                                                             ------------
                                                                                               59,882,957
                                                                                             ------------
           ENERGY (1.6%)
   5,430   Chevron U.S.A., Inc...............................    6.75          01/02/98         5,428,982
                                                                                             ------------
           FINANCE - COMMERCIAL (4.1%)
  13,950   CIT Group Holdings, Inc...........................  5.65-5.79   02/13/98-05/29/98   13,755,593
                                                                                             ------------
           FINANCE - CONSUMER (15.0%)
   3,750   American Express Credit Corp......................    5.64          01/22/98         3,737,991
  10,000   American General Finance Corp.....................  5.68-5.81   02/06/98-04/14/98    9,890,508
   9,425   Avco Financial Services Inc.......................  5.66-5.67   01/26/98-02/19/98    9,372,242
  10,000   Beneficial Corp...................................  5.70-5.77   03/05/98-03/31/98    9,880,912

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
$ 13,050   Household Finance Corp............................  5.61-5.67 % 01/30/98-02/24/98 $ 12,971,743
   4,450   Norwest Financial Inc.............................    5.67          03/17/98         4,398,732
                                                                                             ------------
                                                                                               50,252,128
                                                                                             ------------
           FINANCE - CORPORATE (3.5%)
  11,775   Ciesco, L.P.......................................  5.63-5.79   01/14/98-04/08/98   11,693,904
                                                                                             ------------
           FINANCE - DIVERSIFIED (5.0%)
  17,100   General Electric Capital Corp.....................  5.67-5.77   01/09/98-03/19/98   16,992,637
                                                                                             ------------
           INDUSTRIALS (0.7%)
   2,375   Caterpillar Financial Services Corp...............    5.64          01/20/98         2,368,093
                                                                                             ------------
           OFFICE EQUIPMENT (1.5%)
   4,950   IBM Credit Corp...................................    5.71          02/11/98         4,918,599
                                                                                             ------------
           RETAIL (3.5%)
  11,815   Sears Roebuck Acceptance Corp.....................  5.62-5.77   01/06/98-02/18/98   11,771,837
                                                                                             ------------
           UTILITIES - FINANCE (4.1%)
  13,825   National Rural Utilities Cooperative Finance
             Corp............................................  5.66-5.81   01/23/98-04/28/98   13,664,035
                                                                                             ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $265,303,255)...................................................   265,303,255
                                                                                             ------------

           SHORT-TERM BANK NOTES (12.6%)
  13,950   BankBoston, N.A...................................  5.66-5.72   01/16/98-04/15/98   13,950,000
  15,000   F. C.C. National Bank.............................  5.79-5.82   05/08/98-06/17/98   15,000,000
  13,500   La Salle National Bank............................  5.68-5.71   02/20/98-03/09/98   13,500,000
                                                                                             ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $42,450,000)....................................................    42,450,000
                                                                                             ------------

           CERTIFICATES OF DEPOSIT (4.5%)
  10,000   Chase Manhattan Bank (USA)........................    5.75      02/09/98-02/12/98   10,000,000
   5,000   Regions Bank of Alabama...........................    5.67          03/04/98         5,000,000
                                                                                             ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $15,000,000)....................................................    15,000,000
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           BANKERS' ACCEPTANCES (2.4%)
$  3,000   BankBoston, N.A...................................    5.73    %     01/07/98      $  2,997,215
   5,000   Union Bank of California, N.A.....................    5.78          04/09/98         4,923,097
                                                                                             ------------

           TOTAL BANKERS' ACCEPTANCES
           (AMORTIZED COST $7,920,312).....................................................     7,920,312
                                                                                             ------------

           U.S. GOVERNMENT AGENCY (1.4%)
   4,754   Federal National Mortgage Assoc.
             (AMORTIZED COST $4,719,926).....................  5.52-5.56   01/21/98-03/20/98    4,719,926
                                                                                             ------------

TOTAL INVESTMENTS
(AMORTIZED COST $335,393,493) (a)........................................        99.9%         335,393,493

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................         0.1              184,656
                                                                                -----         ------------

NET ASSETS...............................................................       100.0%        $335,578,149
                                                                                -----         ------------
                                                                                -----         ------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (64.0%)
             BANKS AND BANK HOLDING COMPANIES (8.9%)
$  5,000     Banco Central Hispanoamericano (Cayman Islands)........     7.50 %        06/15/05         $  5,215,750
   5,000     First Bank N.A.........................................     8.35          11/01/04            5,524,200
   5,000     First Bank System......................................     7.625         05/01/05            5,331,050
   3,000     Mellon Bank N.A........................................     7.625         09/15/07            3,233,880
   3,000     Old Kent Financial Corp................................     6.625         11/15/05            3,011,790
   3,145     PNC Funding Corp.......................................     9.875         03/01/01            3,470,004
   5,000     Republic New York Corp.................................     7.20          07/15/97            5,227,700
   2,000     Santander Financial Issuances (Cayman Islands).........     7.75          05/15/05            2,122,300
   5,000     State Street Boston Corp...............................     5.95          09/15/03            4,921,500
   2,000     Swiss Bank Corp........................................     7.375         07/15/15            2,132,420
   2,000     Wachovia Corp..........................................     6.375         04/15/03            2,014,640
                                                                                                        ------------
                                                                                                          42,205,234
                                                                                                        ------------
             BEVERAGES (0.5%)
   2,000     Coca-Cola Enterprises Inc..............................     8.50          02/01/22            2,400,960
                                                                                                        ------------
             BROKERAGE (3.6%)
   2,000     Bear Stearns Companies, Inc............................     8.75          03/15/04            2,219,060
   5,000     Donaldson Lufkin & Jenrette, Inc.......................     6.875         11/01/05            5,073,550
   2,000     Lehman Brothers Holdings, Inc..........................     8.75          03/15/05            2,227,800
   5,000     Lehman Brothers Holdings, Inc..........................     8.50          08/01/15            5,681,950
   2,000     Merrill Lynch & Co.....................................     6.56          12/16/07            2,012,220
                                                                                                        ------------
                                                                                                          17,214,580
                                                                                                        ------------
             CONSUMER PRODUCTS (3.4%)
   4,000     Becton Dickinson & Co..................................     8.70          01/15/25            4,537,880
   5,000     CPC International, Inc.................................     7.25          12/15/26            5,365,400
   1,000     Maytag Corp............................................     9.75          05/15/02            1,129,590
   5,000     Philip Morris Companies, Inc...........................     7.125         10/01/04            5,136,950
                                                                                                        ------------
                                                                                                          16,169,820
                                                                                                        ------------
             DEFENSE (1.8%)
   3,000     Lockheed Martin Corp.+.................................     7.70          06/15/08            3,278,010
   5,000     Lockheed Martin Corp...................................     7.20          05/01/36            5,319,500
                                                                                                        ------------
                                                                                                           8,597,510
                                                                                                        ------------
             ENERGY (3.1%)
   2,000     Anadarko Petroleum Corp................................     7.73          09/15/96            2,180,380
   5,000     Dresser Industries, Inc................................     7.60          08/15/96            5,541,450
     390     Mobil Corp.............................................     9.17          02/29/00              404,469

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$  2,000     Petroliam Nasional Berhad - 144A* (Malaysia)...........     7.75 %        08/15/15         $  1,842,520
   1,000     Texaco Capital, Inc....................................     9.75          03/15/20            1,358,870
   3,000     Transocean Offshore Inc................................     8.00          04/15/27            3,401,370
                                                                                                        ------------
                                                                                                          14,729,059
                                                                                                        ------------
             FINANCIAL SERVICES (3.5%)
   3,000     Ford Capital BV........................................     9.50          06/01/10            3,730,170
   5,000     Ford Motor Credit Corp.................................     7.75          03/15/05            5,379,500
   3,000     General Motors Acceptance Corp.........................     9.00          10/15/02            3,336,150
   4,000     Norwest Financial Inc..................................     7.875         02/15/02            4,239,960
                                                                                                        ------------
                                                                                                          16,685,780
                                                                                                        ------------
             HEALTHCARE - DIVERSIFIED (0.2%)
   1,000     Kaiser Foundation Health Plan, Inc.....................     9.55          07/15/05            1,189,660
                                                                                                        ------------
             INDUSTRIALS (8.5%)
   5,000     Barrick Gold Corp......................................     7.50          05/01/07            5,275,050
   5,000     Boeing Co..............................................     7.95          08/15/24            5,885,850
   4,786     Burlington Northern Santa Fe Corp......................     7.33          06/23/10            5,025,853
   4,759     Burlington Northern Santa Fe Corp......................     7.97          01/01/15            5,221,139
   1,000     Caterpillar, Inc.......................................     9.375         07/15/01            1,099,590
   3,000     Caterpillar, Inc.......................................     9.375         08/15/11            3,788,190
   1,000     Hutchison Whampoa Ltd. (Series B) - 144A* (Hong
               Kong)................................................     7.45          08/01/17              902,720
   5,000     ICI Wilmington, Inc....................................     6.95          09/15/04            5,133,350
   3,000     Ikon Office Solutions, Inc.............................     7.30          11/01/27            3,082,590
   5,000     Kerr McGee Corp........................................     7.125         10/15/27            5,254,700
                                                                                                        ------------
                                                                                                          40,669,032
                                                                                                        ------------
             INSURANCE (5.3%)
   5,000     Cigna Corp.............................................     7.875         05/15/27            5,424,950
   3,000     Jackson National Life Insurance Co. - 144A*............     8.15          03/15/27            3,323,010
   5,000     Liberty Mutual Insurance Co. - 144A*...................     7.875         10/15/26            5,441,650
   5,000     Lumbermens Mutual Casualty - 144A*.....................     9.15          07/01/26            5,847,700
   5,000     Nationwide Financial Service...........................     8.00          03/01/27            5,358,500
                                                                                                        ------------
                                                                                                          25,395,810
                                                                                                        ------------
             PHARMACEUTICALS (2.6%)
   3,500     Amgen, Inc.............................................     6.50          12/01/07            3,526,390
   2,000     Bristol-Myers Squibb...................................     6.80          11/15/26            2,081,280

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$  5,000     Johnson & Johnson......................................     8.72 %        11/01/24         $  5,784,100
     665     Marion Merrell Corp....................................     9.11          08/01/05              735,107
                                                                                                        ------------
                                                                                                          12,126,877
                                                                                                        ------------
             PUBLISHING (1.8%)
   5,000     Times Mirror Co........................................     7.25          11/15/96            5,286,450
   3,000     Times Mirror Co........................................     6.61          09/15/27            3,072,630
                                                                                                        ------------
                                                                                                           8,359,080
                                                                                                        ------------
             REAL ESTATE INVESTMENT TRUST (1.1%)
   5,000     Kimco Realty Corp......................................     6.50          10/01/03            4,991,900
                                                                                                        ------------
             RESTAURANTS (0.3%)
   1,000     McDonald's Corp........................................     8.875         04/01/11            1,224,140
                                                                                                        ------------
             RETAIL (3.8%)
   5,000     May Department Stores Co...............................     6.875         11/01/05            5,125,600
   5,000     May Department Stores Co...............................     7.625         08/15/13            5,450,150
   1,000     Penney (J.C.) Co., Inc.................................     9.75          06/15/21            1,126,580
   3,000     Sears Roebuck Acceptance Corp..........................     6.875         10/15/17            3,008,880
   3,000     Wal-Mart Stores, Inc...................................     7.49          06/21/07            3,166,170
                                                                                                        ------------
                                                                                                          17,877,380
                                                                                                        ------------
             TELECOMMUNICATIONS (4.3%)
   5,000     AT&T Corp..............................................     8.35          01/15/25            5,473,000
   4,000     Frontier Corp..........................................     7.25          05/15/04            4,181,160
   5,000     GTE Corp...............................................     7.90          02/01/27            5,249,650
   5,000     Lucent Technologies Inc................................     7.25          07/15/06            5,325,300
                                                                                                        ------------
                                                                                                          20,229,110
                                                                                                        ------------
             TRANSPORTATION (1.1%)
   4,952     America West Airlines..................................     6.85          07/02/09            5,027,931
                                                                                                        ------------
             UTILITIES - ELECTRIC (10.2%)
   1,000     Chugach Electric Co....................................     9.14          03/15/22            1,149,960
   2,200     Consolidated Edison Co. of New York, Inc...............     8.05          12/15/27            2,311,848
   5,000     Florida Power & Light Co...............................     7.05          12/01/26            5,064,050
   3,000     Oglethorpe Power Co. 144A*.............................     6.974         06/30/11            3,037,560
   3,500     Oklahoma Gas & Electric Co.............................     6.50          07/15/17            3,596,040
   5,000     Pennsylvania Power & Light Co..........................     7.70          10/01/09            5,467,200
   5,000     Potomac Electric Power Co..............................     7.25          07/01/23            5,131,950
   4,000     Public Service Electric & Gas Co.......................     7.375         03/01/14            4,180,440
   4,000     Puget Sound Energy Co..................................     7.02          12/01/27            4,052,840
   5,000     South Carolina Electric & Gas Co.......................     7.625         06/01/23            5,308,900
   3,000     Southern California Edison Co..........................     7.25          03/01/26            3,070,410
   1,000     Tampa Electric Co......................................     7.75          11/01/22            1,084,340

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$  5,000     Virginia Electric Power Co.............................     7.25 %        02/01/23         $  5,101,150
                                                                                                        ------------
                                                                                                          48,556,688
                                                                                                        ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $286,250,665).........................................................     303,650,551
                                                                                                        ------------

             TAXABLE MUNICIPAL BOND (0.2%)
   4,000     New Jersey Development Authority
               (IDENTIFIED COST $962,408)...........................     0.00          02/15/17            1,146,200
                                                                                                        ------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (32.0%)
      18     Federal Home Loan Mortgage Corp........................    11.50      06/01/11-05/01/19          19,644
   9,902     Federal Home Loan Mortgage Corp. PC Gold...............     6.00      10/01/23-11/01/27       9,549,071
   2,907     Federal Home Loan Mortgage Corp. PC Gold...............     8.50      01/01/22-12/01/24       3,036,732
  10,000     Federal National Mortgage Assoc........................     0.00          10/09/19            2,607,200
  11,061     Federal National Mortgage Assoc........................     6.00      01/01/26-10/01/27      10,659,794
   4,988     Federal National Mortgage Assoc........................     6.50      02/01/26-09/01/27       4,924,204
   7,335     Federal National Mortgage Assoc........................     7.00          10/01/27            7,388,022
     415     Federal National Mortgage Assoc........................     7.50          05/01/27              424,782
   1,225     Federal National Mortgage Assoc........................     9.00      06/01/21-02/01/25       1,301,345
   2,000     Government National Mortgage Assoc. (a)................     6.50          01/15/28            1,979,375
  27,214     Government National Mortgage Assoc.....................     7.00      09/15/27-12/15/27      27,434,655
  30,953     Government National Mortgage Assoc.....................     7.50      04/15/24-09/15/27      31,716,959
  17,783     Government National Mortgage Assoc.....................     8.00      10/15/24-09/15/26      18,439,161
   4,353     Government National Mortgage Assoc.....................     8.50      01/15/17-07/15/26       4,572,054
   2,715     Government National Mortgage Assoc.....................     9.00      07/15/24-12/15/24       2,903,533
     182     Government National Mortgage Assoc.....................    10.00      05/15/16-04/15/19         198,557
   5,000     Tennessee Valley Authority.............................     7.85          06/15/44            5,328,400
   5,000     U.S. Treasury Bond.....................................     6.125         11/15/27            5,137,400

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$  8,000     U.S. Treasury Bond.....................................     6.375%        08/15/27         $  8,440,240
   1,000     U.S. Treasury Note.....................................     6.875         05/15/06            1,070,130
   5,000     U.S. Treasury Note.....................................     7.25          02/15/98            5,008,800
                                                                                                        ------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $148,980,451).........................................................     152,140,058
                                                                                                        ------------

             CANADIAN GOVERNMENT OBLIGATIONS (2.5%)
   5,000     Hydro-Quebec...........................................     9.50          11/15/30            6,642,700
   5,000     Province of New Brunswick..............................     7.625         06/29/04            5,382,550
                                                                                                        ------------

             TOTAL CANADIAN GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $10,380,050)..........................................................      12,025,250
                                                                                                        ------------

             SHORT-TERM INVESTMENT (0.3%)
             REPURCHASE AGREEMENT
             The Bank of New York
               (dated 12/31/97; proceeds $1,377,838) (b)
               (IDENTIFIED COST $1,377,542).........................     3.875         01/02/98            1,377,542
                                                                                                        ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $447,951,116) (c)........................................................   99.0 %   470,339,601

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.0       4,649,907
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 474,989,508
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
+ Securities segregated as collateral for securities purchased on a forward committment basis.
PC  Participation Certificate.
(a) Securities purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Collateralized by $1,356,763 U.S. Treasury Note 6.125% due 07/31/00 valued at $1,405,093.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,816,874 and the aggregate gross unrealized depreciation is $428,389, resulting in net unrealized appreciation of $22,388,485.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (95.9%)
           AEROSPACE (0.9%)
$  3,200   Sabreliner Corp. (Series B)....................................................  12.50 %    04/15/03  $  3,352,000
                                                                                                                 ------------
           AUTOMOTIVE (4.6%)
   4,175   APS, Inc. (a)..................................................................  11.875     01/15/06     2,212,750
   6,000   General Motors Acceptance Corp.................................................  15.00      03/17/98     6,105,540
   8,000   Toyota Motor Credit Corp.......................................................  15.00      09/25/98     8,514,560
                                                                                                                 ------------
                                                                                                                   16,832,850
                                                                                                                 ------------
           BROADCAST MEDIA (7.8%)
   3,750   Australis Holdings Ltd. (Australia)............................................  15.00++    11/01/02     2,062,500
  10,000   Brill Media Co. LLC (Units)++ - 144A*..........................................   7.50      12/15/07     9,325,000
   3,000   Echostar DBS Corp..............................................................  12.50      07/01/02     3,255,000
   5,500   Echostar Satellite Broadcasting................................................  13.125++   03/15/04     4,620,000
   2,000   Paxson Communications Corp.....................................................  11.625     10/01/02     2,145,000
   2,005   Spanish Broadcasting System, Inc...............................................  12.50      06/15/02     2,305,750
   7,500   TCI Satellite Entertainment Corp. - 144A*......................................  12.25++    02/15/07     5,043,750
                                                                                                                 ------------
                                                                                                                   28,757,000
                                                                                                                 ------------
           BUSINESS SERVICES (5.7%)
   5,000   Anacomp, Inc. (Series B).......................................................  10.875     04/01/04     5,250,000
   5,000   Comforce Corp. (Units)++ - 144A*...............................................  15.00+     12/01/09     5,025,000
   2,250   Comforce Operating Inc. - 144A*................................................  12.00      12/01/07     2,278,125
   5,000   Xerox Credit Corp..............................................................  15.00      06/26/98     5,217,350
   3,000   Xerox Credit Corp..............................................................  15.00      10/07/98     3,202,800
                                                                                                                 ------------
                                                                                                                   20,973,275
                                                                                                                 ------------
           CABLE & TELECOMMUNICATIONS (22.0%)
   3,000   Adelphia Communications, Inc. (Series B).......................................   9.875     03/01/07     3,165,000
   3,000   Advanced Radio Telecommunication (Units)++.....................................  14.00      02/15/07     2,880,000
   3,100   American Communications Services, Inc..........................................  12.75++    04/01/06     2,387,000
   5,000   American Communications Services, Inc. - 144A*.................................  13.75      07/15/07     5,950,000
   2,350   Cablevision Systems Corp.......................................................  10.50      05/15/16     2,726,000
   7,000   Clearnet Communications Inc. (Canada)..........................................  14.75++    12/15/05     5,573,750
   2,000   Esprit Telecom Group PLC (United Kingdom)......................................  11.50      12/15/07     2,065,000
   3,000   FrontierVision Operating Partners, L.P.........................................  11.00      10/15/06     3,330,000
   3,000   GST Equipment Funding, Inc. - 144A*............................................  13.25      05/01/07     3,420,000
   8,000   Hyperion Telecommunication, Inc. (Series B)....................................  13.00++    04/15/03     5,800,000
   2,000   Hyperion Telecommunication, Inc. (Series B)....................................  12.25      09/01/04     2,220,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$ 28,500   In-Flight Phone Corp. (Series B) (a)...........................................  14.00++%   05/15/02  $  3,990,000
   2,000   IXC Communications, Inc. (Series B)............................................  12.50      10/01/05     2,300,000
   2,000   James Cable Partners L.P. (Series B)...........................................  10.75      08/15/04     2,110,000
   8,000   McCaw International Ltd........................................................  13.00++    04/15/07     4,640,000
   4,000   Nextel Communications, Inc. - 144A*............................................  10.65++    09/15/07     2,505,000
   1,500   Paging Network, Inc............................................................  10.125     08/01/07     1,560,000
   3,000   Paging Network, Inc............................................................  10.00      10/15/08     3,112,500
   2,000   Peoples Telephone Co., Inc.....................................................  12.25      07/15/02     2,100,000
  10,000   Price Communications Cellular Holdings (Units)++ - 144A*.......................  13.50++    08/01/07     6,300,000
   7,000   Star Choice Communications (Units)++ (Canada)..................................  13.00      12/15/05     7,210,000
   4,000   Transtel Pass-Thru Trust - 144A*...............................................  12.50      11/01/07     3,780,000
   2,250   Winstar Communications, Inc....................................................  14.00++    10/15/05     1,800,000
                                                                                                                 ------------
                                                                                                                   80,924,250
                                                                                                                 ------------
           COMPUTER EQUIPMENT (1.7%)
   6,000   IBM Credit Corp................................................................  15.00      03/04/98     6,087,300
                                                                                                                 ------------
           CONSUMER PRODUCTS (2.5%)
   3,000   IHF Holdings Inc. (Series B)...................................................  15.00      11/15/04     2,580,000
   3,000   J.B. Williams Holdings, Inc....................................................  12.00      03/01/04     3,090,000
   4,000   Renaissance Cosmetics, Inc.....................................................  11.75      02/15/04     3,680,000
                                                                                                                 ------------
                                                                                                                    9,350,000
                                                                                                                 ------------
           CONTAINERS (1.4%)
   2,000   Mail-Well Corp.................................................................  10.50      02/15/04     2,145,000
   3,000   Packaging Resources, Inc.......................................................  11.625     05/01/03     3,180,000
                                                                                                                 ------------
                                                                                                                    5,325,000
                                                                                                                 ------------
           ELECTRICAL & ALARM SYSTEMS (1.4%)
   6,500   Mosler, Inc....................................................................  11.00      04/15/03     5,005,000
                                                                                                                 ------------
           ENTERTAINMENT/GAMING & LODGING (12.6%)
   2,000   AMF Group Inc. (Series B)......................................................  10.875     03/15/06     2,190,000
   2,000   Argosy Gaming Co...............................................................  13.25      06/01/04     2,085,000
   7,000   Fitzgerald Gaming Corp. - 144A*................................................  12.25      12/15/04     7,105,000
   5,325   Lady Luck Gaming Finance Corp..................................................  11.875     03/01/01     5,458,125
   8,000   Motels of America, Inc. (Series B).............................................  12.00      04/15/04     7,780,000
   3,000   Players International, Inc.....................................................  10.875     04/15/05     3,232,500
   3,400   Plitt Theaters, Inc. (Canada)..................................................  10.875     06/15/04     3,672,000
  10,000   Resort At Summer Co. (Units)++ - 144A*.........................................  13.00+     12/15/07    10,000,000
   5,950   Stuart Entertainment, Inc. (Series B)..........................................  12.50      11/15/04     4,879,000
                                                                                                                 ------------
                                                                                                                   46,401,625
                                                                                                                 ------------
           FINANCE (4.5%)
   5,000   Commercial Credit Co...........................................................  15.00      07/10/98     5,235,300
   3,000   General Electric Capital Corp..................................................  13.50      01/20/98     3,008,850

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$  8,000   Household Finance Corp.........................................................  15.00 %    09/25/98  $  8,499,760
                                                                                                                 ------------
                                                                                                                   16,743,910
                                                                                                                 ------------
           FOODS & BEVERAGES (9.1%)
   5,330   Envirodyne Industries, Inc.....................................................  10.25      12/01/01     5,250,050
   2,500   Fleming Companies, Inc.........................................................  10.625     12/15/01     2,653,125
   2,000   General Mills, Inc.............................................................  13.50      01/21/98     2,006,260
  10,250   PepsiCo, Inc...................................................................  15.00      08/06/98    10,798,272
   4,000   Specialty Foods Acquisition Corp. (Series B)...................................  11.25      08/15/03     3,800,000
  20,250   Specialty Foods Acquisition Corp. (Series B)...................................  13.00++    08/15/05     9,011,250
                                                                                                                 ------------
                                                                                                                   33,518,957
                                                                                                                 ------------
           HEALTHCARE (3.6%)
   3,500   Unilab Corp....................................................................  11.00      04/01/06     3,570,000
   3,750   Unison Healthcare Corp. - 144A*................................................  13.00      12/01/99     3,787,500
   6,500   Unison Healthcare Corp. - 144A*................................................  12.25      11/01/06     5,850,000
                                                                                                                 ------------
                                                                                                                   13,207,500
                                                                                                                 ------------
           MANUFACTURING (2.6%)
   2,000   Berry Plastics Corp............................................................  12.25      04/15/04     2,180,000
   2,500   Deere John Capital Corp........................................................  15.00      02/24/98     2,530,225
   2,000   International Wire Group, Inc..................................................  11.75      06/01/05     2,190,000
   2,500   Uniroyal Technology Corp.......................................................  11.75      06/01/03     2,600,000
                                                                                                                 ------------
                                                                                                                    9,500,225
                                                                                                                 ------------
           MANUFACTURING - DIVERSIFIED (5.1%)
   3,000   Interlake Corp.................................................................  12.00      11/15/01     3,322,500
   3,000   Interlake Corp.................................................................  12.125     03/01/02     3,105,000
   3,000   J.B. Poindexter & Co., Inc.....................................................  12.50      05/15/04     3,060,000
   5,000   Jordan Industries, Inc. (Series B).............................................  10.375     08/01/07     5,075,000
   7,200   Jordan Industries, Inc. (Series B).............................................  11.75++    04/01/09     4,320,000
                                                                                                                 ------------
                                                                                                                   18,882,500
                                                                                                                 ------------
           METALS & MINING (2.3%)
   3,500   Centaur Mining & Exploration Ltd. - 144A* (Australia)..........................  11.00      12/01/07     3,517,500
   5,000   Murrin Murrin Holdings - 144A* (Australia).....................................   9.375     08/31/07     4,925,000
                                                                                                                 ------------
                                                                                                                    8,442,500
                                                                                                                 ------------
           OIL & GAS (0.6%)
   2,500   Key Energy Group Inc. - 144A* (Conv.)..........................................   5.00      09/15/04     2,135,950
                                                                                                                 ------------
           PUBLISHING (0.8%)
   2,975   United States Banknote Corp....................................................  10.375     06/01/02     2,945,250
                                                                                                                 ------------
           RESTAURANTS (3.8%)
   7,750   American Restaurant Group Holdings, Inc........................................  14.00++    12/15/05     2,402,500
   6,000   Boston Chicken, Inc. (Conv.)...................................................   0.00      06/01/15       877,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$  4,000   Carrols Corp...................................................................  11.50 %    08/15/03  $  4,240,000
   5,975   FRD Acquisition Corp. (Series B)...............................................  12.50      07/15/04     6,512,750
                                                                                                                 ------------
                                                                                                                   14,032,750
                                                                                                                 ------------
           RETAIL (1.6%)
  10,450   County Seat Stores, Inc. (a)...................................................  12.00      10/01/02     5,747,500
                                                                                                                 ------------
           RETAIL - FOOD CHAINS (0.8%)
   2,875   Pantry Inc. - 144A*............................................................  10.25      10/15/07     2,954,063
                                                                                                                 ------------
           TEXTILES - APPAREL MANUFACTURERS (0.5%)
   4,000   U.S. Leather, Inc. (b).........................................................  10.25      07/31/03     1,880,000
                                                                                                                 ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $366,330,449)......................................................................   352,999,405
                                                                                                                 ------------

NUMBER OF
 SHARES
---------
           COMMON STOCKS (c) (0.7%)
           AUTOMOTIVE (0.0%)
      87   Northern Holdings Industrial Corp. *(d)................................................       --
                                                                                                    ------------
           ENTERTAINMENT/GAMING & LODGING (0.0%)
   2,000   Motels of America, Inc. - 144A*........................................................        80,072
  71,890   Vagabond Inns, Inc. (Class D) (a)......................................................       --
                                                                                                    ------------
                                                                                                          80,072
                                                                                                    ------------
           FOODS & BEVERAGES (0.0%)
 120,000   Specialty Foods Acquisition Corp. - 144A*..............................................       120,000
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (0.7%)
  84,072   Thermadyne Holdings Corp. (d)..........................................................     2,375,034
                                                                                                    ------------
           RESTAURANTS (0.0%)
   7,750   American Restaurant Group Holdings, Inc. - 144A*.......................................         7,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $8,566,039)...........................................................     2,582,856
                                                                                                    ------------

                                                                                        EXPIRATION
                                                                                           DATE
                                                                                        ----------
           WARRANTS (c) (0.1%)
           AEROSPACE (0.0%)
   1,500   Sabreliner Corp. - 144A*...................................................   04/15/03         15,000
                                                                                                    ------------
           BROADCAST MEDIA (0.0%)
   3,750   Australis Holdings Ltd. - 144A* (Australia)................................   10/30/01        --
                                                                                                    ------------
           CABLE & TELECOMMUNICATIONS (0.1%)
   2,000   Hyperion Telecommunication, Inc. (Series B) - 144A*........................   04/01/01        180,059
  34,400   Price Communications Corp. - 144A*.........................................   08/01/07            344
                                                                                                    ------------
                                                                                                         180,403
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF                                                                               EXPIRATION
 SHARES                                                                                    DATE        VALUE
----------------------------------------------------------------------------------------------------------------
           CONTAINERS (0.0%)
   2,000   Crown Packaging Holdings Ltd. - 144A*......................................   11/01/03        --
                                                                                                    ------------
           ENTERTAINMENT/GAMING & LODGING (0.0%)
   1,000   Boomtown, Inc. - 144A*.....................................................   11/01/98        --
   2,000   Fitzgeralds Gaming Corp....................................................   12/19/98   $      9,045
   3,500   Fitzgeralds South Inc. - 144A*.............................................   03/15/99        --
                                                                                                    ------------
                                                                                                           9,045
                                                                                                    ------------
           MANUFACTURING (0.0%)
  15,000   Uniroyal Technology Corp...................................................   06/01/03         54,375
                                                                                                    ------------
           RETAIL (0.0%)
   2,000   County Seat Holdings Co. (a)...............................................   10/15/98        --
                                                                                                    ------------

           TOTAL WARRANTS
           (IDENTIFIED COST $270,736).............................................................       258,823
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.2%)
           REPURCHASE AGREEMENT
$ 11,715   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $11,717,888) (e)
             (IDENTIFIED COST $11,715,366)........................................................    11,715,366
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $386,882,590) (f)........................................................   99.9 %   367,556,450

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         504,821
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 368,061,271
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; bonds or preferred stocks with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond which will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Non-income producing securities.
(d)  Acquired through exchange offer.
(e) Collateralized by $11,373,869 U.S. Treasury Note 6.125% due 08/15/07 valued at $11,949,673.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,619,049 and the aggregate gross unrealized depreciation is $33,945,189, resulting in net unrealized depreciation of $19,326,140.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

 NUMBER
   OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
          COMMON STOCKS (87.8%)
          NATURAL GAS (9.5%)
163,625   Burlington Resources, Inc...................................  $  7,332,445
209,930   EEX Corp.*..................................................     1,902,491
110,230   El Paso Natural Gas Co......................................     7,330,295
198,250   Enron Corp..................................................     8,239,766
125,000   Questar Corp................................................     5,578,125
145,000   Seagull Energy Corp.*.......................................     2,990,625
360,000   Williams Companies, Inc.....................................    10,215,000
                                                                        ------------
                                                                          43,588,747
                                                                        ------------
          TELECOMMUNICATIONS (30.7%)
 71,666   360 DEG. Communications Co.*................................     1,446,757
120,000   Airtouch Communications, Inc.*..............................     4,987,500
195,000   Alltel Corp.................................................     8,007,187
120,000   AT&T Corp...................................................     7,350,000
200,000   BCE, Inc. (Canada)..........................................     6,662,500
 82,160   Bell Atlantic Corp..........................................     7,476,560
195,000   Cable & Wireless PLC (ADR) (United Kingdom).................     5,301,562
155,000   Century Telephone Enterprises, Inc..........................     7,720,937
135,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)......     5,037,187
 91,100   Esat Telecom Group PLC (ADR)*...............................     1,224,156
150,000   Frontier Corp...............................................     3,609,375
150,000   GTE Corp....................................................     7,837,500
125,000   LCI International, Inc.*....................................     3,843,750
 16,992   Lucent Technologies, Inc....................................     1,357,236
105,000   MCI Communications Corp.....................................     4,495,312
142,173   SBC Communications, Inc.....................................    10,414,172
150,000   Southern New England Telecommunications Corp................     7,546,875
120,000   Sprint Corp.................................................     7,035,000
 65,000   Tele Danmark AS (ADR) (Denmark).............................     2,002,812
120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand).......     4,650,000
 80,000   Telefonos de Mexico S.A. de C.V. (Series L) (ADR)...........     4,485,000
130,000   Telephone & Data Systems, Inc...............................     6,053,125
 45,300   Teleport Communications Group Inc.*.........................     2,485,837
 51,500   Telstra Corp., Ltd. (ADR)*..................................     2,150,125
110,000   U.S. West Communications Group, Inc.........................     4,963,750
115,000   U.S. West Media Group, Inc.*................................     3,320,625

 NUMBER
   OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
304,500   WorldCom, Inc.*.............................................  $  9,211,125
                                                                        ------------
                                                                         140,675,965
                                                                        ------------
          UTILITIES - ELECTRIC (47.6%)
 50,000   AES Corp.*..................................................     2,331,250
210,000   Baltimore Gas & Electric Co.................................     7,153,125
135,000   Carolina Power & Light Co...................................     5,729,062
135,000   Central & South West Corp...................................     3,653,437
215,865   CINergy Corp................................................     8,270,328
225,000   CMS Energy Corp.............................................     9,914,062
130,000   Consolidated Edison Co. of New York, Inc....................     5,330,000
225,000   DPL, Inc....................................................     6,468,750
212,500   DQE, Inc....................................................     7,464,063
135,000   DTE Energy Co...............................................     4,682,813
141,216   Duke Energy Corp............................................     7,819,836
130,000   Edison International........................................     3,534,375
140,000   Enova Corp..................................................     3,788,750
215,000   Entergy Corp................................................     6,436,563
140,000   FPL Group, Inc..............................................     8,286,250
175,000   GPU, Inc....................................................     7,371,875
125,000   Hawaiian Electric Industries, Inc...........................     5,109,375
200,000   Houston Industries, Inc.....................................     5,337,500
215,000   Illinova Corp...............................................     5,791,563
225,000   IPALCO Enterprises, Inc.....................................     9,435,938
125,000   Kansas City Power & Light Co................................     3,695,313
 75,000   Montana Power Co............................................     2,385,938
200,000   New Century Energies, Inc...................................     9,587,500
110,000   New England Electric System.................................     4,702,500
110,000   New York State Electric & Gas Corp..........................     3,905,000
170,000   NIPSCO Industries, Inc......................................     8,404,375
285,000   PacifiCorp..................................................     7,784,063
220,000   Pinnacle West Capital Corp..................................     9,322,500
 60,000   Potomac Electric Power Co...................................     1,548,750
215,000   Public Service Company of New Mexico........................     5,092,813
115,000   Public Service Enterprise Group, Inc........................     3,644,063
215,000   SCANA Corp..................................................     6,436,563
275,000   Southern Co.................................................     7,115,625
161,500   Texas Utilities Co..........................................     6,712,344
190,000   Western Resources, Inc......................................     8,170,000
200,000   Wisconsin Energy Corp.......................................     5,750,000
                                                                        ------------
                                                                         218,166,262
                                                                        ------------

          TOTAL COMMON STOCKS
          (IDENTIFIED COST $264,700,665)..............................   402,430,974
                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (9.1%)
           NATURAL GAS (1.2%)
$  3,000   Coastal Corp.
             7.75% due 10/15/35...............................................................  $  3,264,630
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..............................................................     2,227,600
                                                                                                ------------
                                                                                                   5,492,230
                                                                                                ------------
           TELECOMMUNICATIONS (1.9%)
   2,000   GTE Corp.
             7.90% due 02/01/27...............................................................     2,099,860
   2,000   Southwestern Bell Telephone Co.
             7.20% due 10/15/26...............................................................     2,049,980
   2,000   Sprint Corp.
             9.25% due 04/15/22...............................................................     2,556,360
   2,000   WorldCom, Inc.
             7.75% due 04/01/07...............................................................     2,136,200
                                                                                                ------------
                                                                                                   8,842,400
                                                                                                ------------
           UTILITIES - ELECTRIC (6.0%)
   1,500   Consolidated Edison Co. of New York, Inc.
             8.05% due 12/15/27...............................................................     1,576,260
   2,000   Empresa Nacional de Electricidad Chile
             8.125% due 02/01/97..............................................................     2,089,560
   2,250   Florida Power & Light Co.
             7.05% due 12/01/26...............................................................     2,278,822
   3,000   Illinois Power Co.
             8.75% due 07/01/21...............................................................     3,199,530
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...............................................................     2,990,610
   1,500   Long Island Lighting Co.
             9.625% due 07/01/24..............................................................     1,530,000
   3,000   Public Service Electric & Gas Co.
             7.00% due 09/01/24...............................................................     2,965,380
   2,000   South Carolina Electric & Gas Co.
             7.625% due 06/01/23..............................................................     2,123,560
   1,000   Southern California Edison Co.
             7.25% due 03/01/26...............................................................     1,023,470
   2,000   Southwestern Public Service
             8.50% due 02/15/25...............................................................     2,295,640
   5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..............................................................     5,127,500
                                                                                                ------------
                                                                                                  27,200,332
                                                                                                ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $38,986,990)......................................................    41,534,962
                                                                                                ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
------------------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCY (0.3%)
$  1,250   Tennessee Valley Authority 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).....................................................  $  1,321,875
                                                                                                ------------

           SHORT-TERM INVESTMENTS (2.4%)
           U.S. GOVERNMENT AGENCY (a) (2.4%)
  11,000   Federal Home Loan Banks 5.75% due 01/02/98
             (AMORITZED COST $10,998,243).....................................................    10,998,243
                                                                                                ------------

           REPURCHASE AGREEMENT (0.0%)
     189   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97, proceeds $188,930) (b)
             (IDENTIFIED COST $188,889).......................................................       188,889
                                                                                                ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $11,187,132)......................................................    11,187,132
                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $316,124,787) (c)........................................................   99.6 %   456,474,943

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4       1,659,313
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 458,134,256
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $52,218 U.S. Treasury Bond 9.25% due 02/15/16 valued at $72,633 and by $88,147 U.S. Treasury Bond 9.00% due 11/15/18 valued at $120,034.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $141,249,536 and the aggregate gross unrealized depreciation is $899,380, resulting in net unrealized appreciation of $140,350,156.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (44.8%)
           AEROSPACE (0.0%)
     433   Raytheon Co. (Class A)..................................................................  $    21,384
                                                                                                     -----------
           APPAREL (0.9%)
  16,700   Kellwood Co.............................................................................      501,000
                                                                                                     -----------
           AUTO PARTS (0.9%)
  10,200   Dana Corp...............................................................................      484,500
                                                                                                     -----------
           AUTOMOTIVE (2.5%)
  12,800   Chrysler Corp...........................................................................      450,400
   9,400   Ford Motor Co...........................................................................      457,662
   7,400   General Motors Corp.....................................................................      448,625
                                                                                                     -----------
                                                                                                       1,356,687
                                                                                                     -----------
           BANKS (4.2%)
  11,900   First Security Corp.....................................................................      498,312
   6,800   First Tennessee National Corp...........................................................      453,900
   6,500   KeyCorp.................................................................................      460,281
  14,500   Washington Federal, Inc.................................................................      455,844
   7,100   Wilmington Trust Corp...................................................................      438,425
                                                                                                     -----------
                                                                                                       2,306,762
                                                                                                     -----------
           BANKS - THRIFT INSTITUTIONS (0.8%)
   7,300   Washington Mutual, Inc..................................................................      465,375
                                                                                                     -----------
           BUILDING MATERIALS (0.8%)
   4,600   Vulcan Materials Co.....................................................................      469,775
                                                                                                     -----------
           CHEMICALS (3.3%)
   4,500   Dow Chemical Co.........................................................................      456,750
   9,100   Hercules, Inc...........................................................................      455,569
   7,800   PPG Industries, Inc.....................................................................      445,575
   5,000   Rohm & Haas Co..........................................................................      478,750
                                                                                                     -----------
                                                                                                       1,836,644
                                                                                                     -----------
           CONGLOMERATES (0.9%)
  12,000   Tenneco, Inc............................................................................      474,000
                                                                                                     -----------
           CONTAINERS - METAL & GLASS (0.8%)
   9,100   Crown Cork & Seal Co., Inc..............................................................      456,137
                                                                                                     -----------
           FINANCIAL (1.0%)
   2,400   Providian Financial Corp................................................................      108,450
  13,600   TCF Financial Corp......................................................................      461,550
                                                                                                     -----------
                                                                                                         570,000
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (1.6%)
   8,100   Fannie Mae..............................................................................      462,206
   3,200   SLM Holding Corp........................................................................      445,200
                                                                                                     -----------
                                                                                                         907,406
                                                                                                     -----------
           FOOD PROCESSING (0.9%)
  14,400   Hormel Foods Corp.......................................................................      471,600
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE - DRUGS (0.8%)
   7,400   Schering-Plough Corp....................................................................  $   459,725
                                                                                                     -----------
           INSURANCE (2.5%)
   5,900   Jefferson-Pilot Corp....................................................................      459,462
   5,800   Lincoln National Corp...................................................................      453,125
  11,300   Torchmark Corp..........................................................................      475,306
                                                                                                     -----------
                                                                                                       1,387,893
                                                                                                     -----------
           LIFE INSURANCE (0.2%)
   1,042   Aegon N.V. (ARS) (Netherlands)..........................................................       93,389
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (0.8%)
   9,800   Johnson Controls, Inc...................................................................      467,950
                                                                                                     -----------
           MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (0.8%)
   8,300   Whirlpool Corp..........................................................................      456,500
                                                                                                     -----------
           METALS & MINING (0.8%)
  30,000   Cyprus Amax Minerals Co.................................................................      461,250
                                                                                                     -----------
           MISCELLANEOUS (0.9%)
  12,500   American Greetings Corp. (Class A)......................................................      489,062
                                                                                                     -----------
           MOBIL HOME & RECREATION (0.8%)
  11,000   Fleetwood Enterprises, Inc..............................................................      466,813
                                                                                                     -----------
           OIL & GAS (0.9%)
   9,100   Ashland, Inc............................................................................      488,556
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (5.9%)
   8,000   American General Hospitality Corp.......................................................      214,000
   2,700   Boston Properties, Inc..................................................................       89,269
   9,800   Excel Realty Trust, Inc.................................................................      308,700
  15,700   Glenborough Realty Trust Inc............................................................      465,113
   3,750   Healthcare Realty Trust, Inc............................................................      108,516
  19,000   Liberty Property Trust..................................................................      542,688
  27,500   LTC Properties, Inc.....................................................................      570,625
  15,000   Reckson Associates Realty Corp..........................................................      380,625
  34,200   Sunstone Hotel Investors, Inc...........................................................      589,950
                                                                                                     -----------
                                                                                                       3,269,486
                                                                                                     -----------
           RESTAURANTS (0.8%)
  17,000   Sbarro, Inc.............................................................................      447,313
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL (0.9%)
  18,600   Limited (The), Inc......................................................................      474,300
                                                                                                     -----------
           STEEL (0.9%)
  16,000   USX-U.S. Steel Group, Inc...............................................................      500,000
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (1.6%)
   4,900   Bell Atlantic Corp......................................................................  $   445,900
  10,200   U.S. West Communications Group, Inc.....................................................      460,275
                                                                                                     -----------
                                                                                                         906,175
                                                                                                     -----------
           TELEPHONES (0.8%)
   7,400   AT&T Corp...............................................................................      453,250
                                                                                                     -----------
           TOBACCO (1.7%)
  10,000   Philip Morris Companies, Inc............................................................      453,125
  12,700   UST, Inc................................................................................      469,106
                                                                                                     -----------
                                                                                                         922,231
                                                                                                     -----------
           UTILITIES - ELECTRIC (3.4%)
  11,300   Consolidated Edison Co. of New York, Inc................................................      463,300
  10,900   New England Electric System.............................................................      465,975
  19,000   PECO Energy Co..........................................................................      460,750
  15,000   Public Service Enterprise Group, Inc....................................................      475,313
                                                                                                     -----------
                                                                                                       1,865,338
                                                                                                     -----------
           UTILITIES - TELEPHONE (0.9%)
   9,000   GTE Corp................................................................................      470,250
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.8%)
  10,800   Supervalu, Inc..........................................................................      452,250
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $21,750,845)...........................................................   24,853,001
                                                                                                     -----------

           CONVERTIBLE PREFERRED STOCKS (13.9%)
           AUTO PARTS (1.2%)
  12,000   BTI Capital Trust $3.25 - 144A*.........................................................      583,500
   3,700   Walbro Capital Trust $2.00..............................................................       85,562
                                                                                                     -----------
                                                                                                         669,062
                                                                                                     -----------
           BANKS-INTERNATIONAL (1.5%)
  15,500   National Australia Bank, Ltd. $1.969 (Australia) (Units)++..............................      440,781
  12,500   Westpak Banking Corp. (STRYPES) $3.135..................................................      418,750
                                                                                                     -----------
                                                                                                         859,531
                                                                                                     -----------
           BROADCAST MEDIA (1.0%)
  11,500   Metromedia International Group $3.625...................................................      520,375
   4,000   Triathlon Broadcasting Co. $0.945.......................................................       40,500
                                                                                                     -----------
                                                                                                         560,875
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE & TELECOMMUNICATIONS (0.9%)
  10,250   Echostar Communications Corp. (Series C) $3.375.........................................  $   476,625
                                                                                                     -----------
           FINANCE (2.6%)
   6,890   Insignia Financing, Inc. $3.25..........................................................      360,864
  10,440   Merrill Lynch & Co., Inc. (STRYPES) $2.39 (1)...........................................      360,180
  10,000   Merrill Lynch & Co., Inc. (STRYPES) $4.087 (2)..........................................      705,000
                                                                                                     -----------
                                                                                                       1,426,044
                                                                                                     -----------
           HEALTHCARE (0.7%)
  12,600   Kapson Senior Quarters $2.00 - 144A*....................................................      377,219
                                                                                                     -----------
           INSURANCE (0.2%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................      142,500
                                                                                                     -----------
           PUBLISHING (0.7%)
  29,090   Hollinger International, Inc. $0.951....................................................      374,534
                                                                                                     -----------
           REAL ESTATE (0.6%)
   7,000   Rouse Co. (Series B) $3.00..............................................................      350,000
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (2.3%)
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      258,750
  22,560   FelCor Suite Hotels, Inc. (Series A) $1.95..............................................      645,780
   1,085   Merry Land & Investment Co., Inc. (Series C) $2.15......................................       30,312
  13,700   Oasis Residential, Inc. (Series A) $2.25................................................      351,063
                                                                                                     -----------
                                                                                                       1,285,905
                                                                                                     -----------
           TELECOMMUNICATIONS (1.4%)
  12,330   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)............................      759,836
                                                                                                     -----------
           TEXTILES & APPAREL (0.8%)
  10,000   Warnaco Group, Inc. $3.00...............................................................      430,000
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $7,457,545)............................................................    7,712,131
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (35.5%)
           CONVERTIBLE BONDS (14.4%)
           AUTO PARTS (1.1%)
$    350   MascoTech, Inc.
             4.50% due 12/15/03....................................................................  $   306,908
     300   Tower Automotive, Inc. - 144A*
             5.00% due 08/01/04....................................................................      310,875
                                                                                                     -----------
                                                                                                         617,783
                                                                                                     -----------
           CABLE/CELLULAR (0.3%)
     400   U.S. Cellular Corp.
             0.00% due 06/15/15....................................................................      144,948
                                                                                                     -----------
           HEALTHCARE (2.2%)
     280   Emeritus Corp. - 144A*
             6.25% due 01/01/06....................................................................      240,898
     650   Phymatrix Corp.
             6.75% due 06/15/03....................................................................      586,625
     600   Physicians Resource Group, Inc. - 144A*
             6.00% due 12/01/01....................................................................      402,054
                                                                                                     -----------
                                                                                                       1,229,577
                                                                                                     -----------
           HEALTHCARE - MISCELLANEOUS (0.3%)
     225   Pharmaceutical Marketing Services, Inc. (Eurobond)
             6.25% due 02/01/03....................................................................      189,000
                                                                                                     -----------
           HOTELS/MOTELS (1.0%)
     560   Capstar Hotel Corp.
             4.75% due 10/15/04....................................................................      561,993
                                                                                                     -----------
           MACHINERY (0.4%)
     200   Thermo Fibertek, Inc. - 144A*
             4.50% due 07/15/04....................................................................      213,828
                                                                                                     -----------
           MANUFACTURING - DIVERSIFIED (0.7%)
     400   Mark IV Industries, Inc. - 144A*
             4.75% due 11/01/04....................................................................      371,876
                                                                                                     -----------
           MEDICAL EQUIPMENT (0.7%)
     400   ThermoTrex Corp.
             3.25% due 11/01/07....................................................................      394,980
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (3.0%)
     550   Danka Business Systems (United Kingdom)
             6.75% due 04/01/02....................................................................      490,171
   1,275   U.S. Office Products Co.
             5.50% due 05/15/03....................................................................    1,182,639
                                                                                                     -----------
                                                                                                       1,672,810
                                                                                                     -----------
           PUBLISHING (0.5%)
     300   Nelson (Thomas), Inc.
             5.75% due 11/30/99....................................................................      296,904
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUST (1.0%)
$    575   Capstone Capital Corp.
             6.55% due 03/14/02....................................................................  $   550,085
                                                                                                     -----------
           RESTAURANTS (0.3%)
     160   Boston Chicken, Inc.
             4.50% due 02/01/04....................................................................       77,600
     500   Boston Chicken, Inc.
             0.00% due 06/01/15....................................................................       73,125
                                                                                                     -----------
                                                                                                         150,725
                                                                                                     -----------
           RETAIL (1.2%)
     400   Petsmart, Inc. - 144A*
             6.75% due 11/01/04....................................................................      404,792
     300   Saks Holdings, Inc.
             5.50% due 09/15/06....................................................................      258,642
                                                                                                     -----------
                                                                                                         663,434
                                                                                                     -----------
           SHOES (1.1%)
     405   Nine West Group, Inc.
             5.50% due 07/15/03....................................................................      326,151
     350   Nine West Group, Inc. - 144A*
             5.50% due 07/15/03....................................................................      281,858
                                                                                                     -----------
                                                                                                         608,009
                                                                                                     -----------
           TELECOMMUNICATIONS (0.6%)
     300   SmarTalk TeleServices, Inc. - 144A*
             5.75% due 09/15/04....................................................................      317,991
                                                                                                     -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $8,184,404)............................................................    7,983,943
                                                                                                     -----------

           NONCONVERTIBLE BONDS (21.1%)
           BROADCAST MEDIA (0.4%)
     195   Outlet Broadcasting, Inc.
             10.875% due 07/15/03..................................................................      207,925
                                                                                                     -----------
           BUILDING & CONSTRUCTION (1.2%)
     600   Johns Manville International Group
             10.875% due 12/15/04..................................................................      664,500
                                                                                                     -----------
           BUSINESS SERVICES (3.2%)
   1,650   Neodata Services, Inc. (Series B)
             12.00% due 05/01/03...................................................................    1,776,208
                                                                                                     -----------
           CABLE/CELLULAR (3.2%)
   1,600   Continental Cablevision, Inc.
             11.00% due 06/01/07...................................................................    1,768,288
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE (1.5%)
$    750   Magellan Health Services, Inc. (Series A)
             11.25% due 04/15/04...................................................................  $   832,500
                                                                                                     -----------
           INDUSTRIALS (2.7%)
   1,500   American Standard Companies, Inc.
             10.50%+ due 06/01/05..................................................................    1,522,500
                                                                                                     -----------
           PUBLISHING (1.5%)
     800   Big Flower Press Holdings, Inc.
             8.875% due 07/01/07...................................................................      806,000
                                                                                                     -----------
           RETAIL (5.9%)
   1,600   Barnes & Noble, Inc. (Series B)
             11.875% due 01/15/03..................................................................    1,700,160
   1,500   Orchard Supply Hardware Corp.
             9.375% due 02/15/02...................................................................    1,550,895
                                                                                                     -----------
                                                                                                       3,251,055
                                                                                                     -----------
           SUPERMARKETS (1.5%)
     800   Kroger Co.
             9.25% due 01/01/05....................................................................      838,576
                                                                                                     -----------

           TOTAL NONCONVERTIBLE BONDS
           (IDENTIFIED COST $11,753,278)...........................................................   11,667,552
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $19,937,682)...........................................................   19,651,495
                                                                                                     -----------

           SHORT-TERM INVESTMENTS (6.1%)
           U.S. GOVERNMENT AGENCIES (a) (5.4%)
   3,000   Federal Home Loan Mortgage Corp. 5.78-6.00% due 01/02/98-01/09/98
             (AMORTIZED COST $2,998,383)...........................................................    2,998,383
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.7%)
$    357   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $357,495) (b)
             (IDENTIFIED COST $357,418)............................................................  $   357,418
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,355,801)............................................................    3,355,801
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $52,501,873) (c)..........................................................  100.3 %   55,572,428

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.3)      (149,595)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 55,422,833
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

  ARS    American Regulatory Share.
STRYPES  Structured yield product exchangeable for stock.
   *     Resale is restricted to qualified institutional investors.
   + Currently a zero coupon bond which will pay interest at the rate shown at a future specified date.
  ++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
  (1)    Convertible into IMC Global, Inc. common stock.
  (2)    Convertible into SunAmerica, Inc. common stock.
  (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
  (b) Collateralized by $355,274 U.S. Treasury Note 6.25% due 04/30/01 valued at $364,567.
  (c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,812,018 and the aggregate gross unrealized depreciation is $741,463, resulting in net unrealized appreciation of $3,070,555.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (95.9%)
            AEROSPACE (3.7%)
    35,392  Raytheon Co. (Class A)..............................................................  $    1,745,285
   686,000  Raytheon Co. (Class B)..............................................................      34,643,000
   483,000  United Technologies Corp............................................................      35,168,437
                                                                                                  --------------
                                                                                                      71,556,722
                                                                                                  --------------
            ALUMINUM (1.9%)
   505,000  Aluminum Co. of America.............................................................      35,539,375
                                                                                                  --------------
            AUTO PARTS (1.8%)
   657,000  TRW, Inc............................................................................      35,067,375
                                                                                                  --------------
            AUTOMOTIVE (3.7%)
   745,000  Ford Motor Co.......................................................................      36,272,187
   570,000  General Motors Corp.................................................................      34,556,250
                                                                                                  --------------
                                                                                                      70,828,437
                                                                                                  --------------
            BANKS (5.6%)
   664,000  Banc One Corp.......................................................................      36,063,500
   490,000  BankAmerica Corp....................................................................      35,770,000
   499,000  KeyCorp.............................................................................      35,335,437
                                                                                                  --------------
                                                                                                     107,168,937
                                                                                                  --------------
            BEVERAGES - SOFT DRINKS (1.9%)
   984,000  PepsiCo Inc.........................................................................      35,854,500
                                                                                                  --------------
            BROADCASTING (0.2%)
   122,800  CBS Corp............................................................................       3,614,925
                                                                                                  --------------
            CHEMICALS (5.6%)
   365,000  Dow Chemical Co.....................................................................      37,047,500
   594,000  Eastman Chemical Co.................................................................      35,380,125
   606,000  PPG Industries, Inc.................................................................      34,617,750
                                                                                                  --------------
                                                                                                     107,045,375
                                                                                                  --------------
            COMPUTERS (1.9%)
   339,000  International Business Machines Corp................................................      35,446,687
                                                                                                  --------------
            CONGLOMERATES (3.7%)
   411,000  Minnesota Mining & Manufacturing Co.................................................      33,727,687
   932,000  Tenneco, Inc........................................................................      36,814,000
                                                                                                  --------------
                                                                                                      70,541,687
                                                                                                  --------------
            COSMETICS (1.9%)
   359,000  Gillette Co.........................................................................      36,057,062
                                                                                                  --------------
            DRUGS (5.5%)
   527,000  Abbott Laboratories.................................................................      34,551,437
   458,000  American Home Products Corp.........................................................      35,037,000
   373,000  Bristol-Myers Squibb Co.............................................................      35,295,125
                                                                                                  --------------
                                                                                                     104,883,562
                                                                                                  --------------
            ELECTRIC - MAJOR (1.9%)
   485,000  General Electric Co.................................................................      35,586,875
                                                                                                  --------------

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            FINANCIAL - MISCELLANEOUS (1.9%)
   282,000  Household International, Inc........................................................  $   35,972,625
                                                                                                  --------------
            FOODS (3.7%)
   668,000  Quaker Oats Company (The)...........................................................      35,237,000
   623,000  Sara Lee Corp.......................................................................      35,082,687
                                                                                                  --------------
                                                                                                      70,319,687
                                                                                                  --------------
            HOUSEHOLD PRODUCTS (1.8%)
   443,000  Procter & Gamble Co.................................................................      35,356,938
                                                                                                  --------------
            INSURANCE (1.9%)
   507,500  Aetna Inc...........................................................................      35,810,469
                                                                                                  --------------
            MACHINERY - CONSTRUCTION & MATERIALS (1.8%)
   720,000  Caterpillar, Inc....................................................................      34,965,000
                                                                                                  --------------
            METALS & MINING (1.8%)
   560,000  Phelps Dodge Corp...................................................................      34,860,000
                                                                                                  --------------
            NATURAL GAS (3.8%)
   795,000  Burlington Resources, Inc...........................................................      35,625,938
   564,000  El Paso Natural Gas Co..............................................................      37,506,000
                                                                                                  --------------
                                                                                                      73,131,938
                                                                                                  --------------
            OFFICE EQUIPMENT (1.9%)
   412,000  Pitney Bowes, Inc...................................................................      37,054,250
                                                                                                  --------------
            OIL - DOMESTIC (3.9%)
   704,000  Ashland, Inc........................................................................      37,796,000
   453,000  Atlantic Richfield Co...............................................................      36,296,625
                                                                                                  --------------
                                                                                                      74,092,625
                                                                                                  --------------
            OIL INTEGRATED - INTERNATIONAL (5.6%)
   584,000  Exxon Corp..........................................................................      35,733,500
   488,000  Mobil Corp..........................................................................      35,227,500
   655,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................      35,492,813
                                                                                                  --------------
                                                                                                     106,453,813
                                                                                                  --------------
            PAPER & FOREST PRODUCTS (3.8%)
   830,000  International Paper Co..............................................................      35,793,750
   742,000  Weyerhaeuser Co.....................................................................      36,404,375
                                                                                                  --------------
                                                                                                      72,198,125
                                                                                                  --------------
            PHOTOGRAPHY (2.0%)
   613,000  Eastman Kodak Co....................................................................      37,278,063
                                                                                                  --------------
            RAILROADS (1.8%)
   374,000  Burlington Northern Santa Fe Corp...................................................      34,758,625
                                                                                                  --------------
            RESTAURANTS (0.1%)
    91,400  Tricon Global Restaurants, Inc.*....................................................       2,656,313
                                                                                                  --------------
            RETAIL - DEPARTMENT STORES (1.9%)
   702,000  May Department Stores Co............................................................      36,986,625
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            RETAIL - FOOD CHAINS (1.9%)
 1,728,000  American Stores Co..................................................................  $   35,532,000
                                                                                                  --------------
            STEEL (1.8%)
 1,005,000  Timken Co...........................................................................      34,546,875
                                                                                                  --------------
            TELECOMMUNICATIONS (5.7%)
   400,000  Bell Atlantic Corp..................................................................      36,400,000
   613,000  Sprint Corp.........................................................................      35,937,125
   786,000  U.S. West Communications Group, Inc.................................................      35,468,250
                                                                                                  --------------
                                                                                                     107,805,375
                                                                                                  --------------
            TOBACCO (1.9%)
   783,000  Philip Morris Companies, Inc........................................................      35,479,688
                                                                                                  --------------
            TRANSPORTATION (1.9%)
 1,091,000  Ryder System, Inc...................................................................      35,730,250
                                                                                                  --------------
            UTILITIES - ELECTRIC (3.8%)
   603,000  FPL Group, Inc......................................................................      35,690,063
 1,180,000  Unicom Corp.........................................................................      36,285,000
                                                                                                  --------------
                                                                                                      71,975,063
                                                                                                  --------------
            UTILITIES - GAS (1.9%)
   596,900  Consolidated Natural Gas Co.........................................................      36,112,450
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,400,630,192)....................................................   1,828,268,316
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            U.S. GOVERNMENT OBLIGATIONS (2.1%)
$    4,000  U.S. Treasrury Bond
              8.00% due 11/15/21........................................................       4,989,000
     5,000  U.S. Treasury Bond
              7.125% due 02/15/23.......................................................       5,707,250
    17,000  U.S. Treasury Bond
              6.25% due 08/15/23........................................................      17,522,920
     7,000  U.S. Treasury Bond
              6.00% due 02/15/26........................................................       6,993,070
     5,000  U.S. Treasury Note
              6.375% due 01/15/99.......................................................       5,037,550
                                                                                          --------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (IDENTIFIED COST $36,992,101)...............................................      40,249,790
                                                                                          --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS (1.6%)
            U.S. GOVERNMENT AGENCY (a) (1.5%)
$   29,600  Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
              (AMORTIZED COST $29,595,067)..............................................  $   29,595,067
                                                                                          --------------

            REPURCHASE AGREEMENT (0.1%)
       155  The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $154,557)
              (b)
              (IDENTIFIED COST $154,524)................................................         154,524
                                                                                          --------------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $29,749,591)...............................................      29,749,591
                                                                                          --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,467,371,884) (c)....................................................   99.6 %   1,898,267,697

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    0.4         7,638,061
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 1,905,905,758
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $113,315 U.S. Treasury Bond 9.25% due 02/15/16 valued at $157,614.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $451,254,905 and the aggregate gross unrealized depreciation is $20,359,092, resulting in net unrealized appreciation of $430,895,813.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.2%)
           BANKING (1.5%)
  33,000   State Street Corp......................................................................  $  1,920,187
                                                                                                    ------------
           BUILDING MATERIALS (1.6%)
  35,000   Southdown, Inc.........................................................................     2,065,000
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (4.1%)
  50,000   ADC Telecommunications, Inc.*..........................................................     2,087,500
  60,000   Tellabs, Inc.*.........................................................................     3,161,250
                                                                                                    ------------
                                                                                                       5,248,750
                                                                                                    ------------
           COMPUTER SOFTWARE (2.5%)
  60,000   Computer Associates International, Inc.................................................     3,172,500
                                                                                                    ------------
           COMPUTERS - SYSTEMS (1.6%)
  75,000   EMC Corp.*.............................................................................     2,057,812
                                                                                                    ------------
           CONSUMER SERVICES (1.9%)
 105,000   AccuStaff, Inc.*.......................................................................     2,415,000
                                                                                                    ------------
           DRUGS (2.8%)
  70,000   Elan Corp. PLC (ADR) (Ireland)*........................................................     3,583,125
                                                                                                    ------------
           ELECTRONICS (0.9%)
  30,000   Jabil Circuit, Inc.*...................................................................     1,185,000
                                                                                                    ------------
           ENVIRONMENTAL CONTROL (1.8%)
 130,000   Newpark Resources, Inc.*...............................................................     2,275,000
                                                                                                    ------------
           FINANCIAL - MISCELLANEOUS (9.9%)
  22,000   Household International, Inc...........................................................     2,806,375
 110,000   MBNA Corp..............................................................................     3,004,375
  48,000   MGIC Investment Corp...................................................................     3,192,000
  80,000   Providian Financial Corp...............................................................     3,615,000
                                                                                                    ------------
                                                                                                      12,617,750
                                                                                                    ------------
           FINANCIAL SERVICES (5.3%)
  80,000   SunAmerica, Inc........................................................................     3,420,000
  62,000   Travelers Group, Inc...................................................................     3,340,250
                                                                                                    ------------
                                                                                                       6,760,250
                                                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES (2.5%)
  53,000   Express Scripts, Inc. (Class A)*.......................................................     3,180,000
                                                                                                    ------------
           HOSPITAL MANAGEMENT (4.0%)
  62,000   Quorum Health Group, Inc.*.............................................................     1,619,750
  70,000   Universal Health Services, Inc. (Class B)*.............................................     3,526,250
                                                                                                    ------------
                                                                                                       5,146,000
                                                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES (1.1%)
  35,000   Ethan Allen Interiors, Inc.............................................................     1,349,687
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (2.7%)
  75,000   Conseco, Inc...........................................................................  $  3,407,813
                                                                                                    ------------
           MACHINERY - DIVERSIFIED (2.0%)
  44,000   Deere & Co.............................................................................     2,565,750
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.9%)
  80,000   Tyco International Ltd.................................................................     3,605,000
                                                                                                    ------------
           MEDIA GROUP (3.1%)
  50,000   Clear Channel Communications, Inc.*....................................................     3,971,875
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (6.1%)
 125,000   Corporate Express, Inc.*...............................................................     1,609,375
 115,000   Staples, Inc.*.........................................................................     3,191,250
 150,000   U.S. Office Products Co.*..............................................................     2,906,250
                                                                                                    ------------
                                                                                                       7,706,875
                                                                                                    ------------
           OIL DRILLING & SERVICES (3.4%)
 130,000   Global Industries Ltd.*................................................................     2,210,000
  30,000   Pride International, Inc.*.............................................................       757,500
  25,000   Tidewater, Inc.........................................................................     1,378,125
                                                                                                    ------------
                                                                                                       4,345,625
                                                                                                    ------------
           OIL EQUIPMENT & SERVICES (2.4%)
  30,000   Falcon Drilling Company, Inc.*.........................................................     1,051,875
  90,000   Varco International, Inc.*.............................................................     1,929,375
                                                                                                    ------------
                                                                                                       2,981,250
                                                                                                    ------------
           PHARMACEUTICALS (5.3%)
  85,000   Medicis Pharmaceutical Corp. (Class A)*................................................     4,356,250
  70,000   Watson Pharmaceuticals, Inc.*..........................................................     2,270,625
                                                                                                    ------------
                                                                                                       6,626,875
                                                                                                    ------------
           RESTAURANTS (1.5%)
  50,000   Starbucks Corp.*.......................................................................     1,918,750
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (5.5%)
  55,000   Dollar General Corp....................................................................     1,993,750
  95,000   Proffitt's, Inc.*......................................................................     2,701,563
  60,000   Stage Stores, Inc.*....................................................................     2,242,500
                                                                                                    ------------
                                                                                                       6,937,813
                                                                                                    ------------
           RETAIL - DRUG STORES (0.7%)
  30,000   Walgreen Co............................................................................       941,250
                                                                                                    ------------
           RETAIL - FOOD CHAINS (6.2%)
 110,000   Kroger Co.*............................................................................     4,063,125
  60,000   Safeway, Inc.*.........................................................................     3,795,000
                                                                                                    ------------
                                                                                                       7,858,125
                                                                                                    ------------
           RETAIL - SPECIALTY (5.2%)
  40,000   CompUSA, Inc.*.........................................................................     1,240,000
  45,000   Consolidated Stores Corp.*.............................................................     1,977,188

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 100,000   General Nutrition Companies, Inc.*.....................................................  $  3,387,500
                                                                                                    ------------
                                                                                                       6,604,688
                                                                                                    ------------
           SAVINGS & LOAN COMPANIES (1.5%)
  30,000   Washington Mutual, Inc.................................................................     1,912,500
                                                                                                    ------------
           TELECOMMUNICATIONS (6.3%)
 100,000   Airtouch Communications, Inc.*.........................................................     4,156,250
 125,000   LCI International, Inc.*...............................................................     3,843,750
                                                                                                    ------------
                                                                                                       8,000,000
                                                                                                    ------------
           UTILITIES - ELECTRIC (2.9%)
  80,000   AES Corp.*.............................................................................     3,730,000
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $104,597,246).........................................................   126,090,250
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (8.7%)
           U.S. GOVERNMENT AGENCY (a) (8.6%)
$ 10,900   Federal Home Loan Banks 5.75% due 01/02/98
             (AMORTIZED COST $10,898,259).........................................................    10,898,259
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$    191   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $191,148) (b)
             (IDENTIFIED COST $191,107)...........................................................  $    191,107
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $11,089,366)..........................................................    11,089,366
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $115,686,612) (c)........................................................  107.9 %   137,179,616

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (7.9)    (10,079,540)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 127,100,076
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $143,146 U.S. Treasury Note 9.00% due 11/15/18 valued at $194,929.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $23,512,288 and the aggregate gross unrealized depreciation is $2,019,284, resulting in net unrealized appreciation of $21,493,004.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            COMMON & PREFERRED STOCKS (99.4%)
            AUSTRALIA (2.0%)
            BANKING
   275,000  Australia & New Zealand Banking Group Ltd.........................  $  1,813,919
                                                                                ------------
            BUILDING & CONSTRUCTION
   718,000  Pioneer International Ltd.........................................     1,956,977
                                                                                ------------
            GOLD
 2,140,000  Normandy Mining Ltd...............................................     2,074,184
                                                                                ------------
            OIL RELATED
   440,000  Santos Ltd........................................................     1,808,911
                                                                                ------------
            PAPER & FOREST PRODUCTS
   420,000  Amcor Ltd.........................................................     1,844,168
                                                                                ------------

            TOTAL AUSTRALIA...................................................     9,498,159
                                                                                ------------

            CANADA (2.6%)
            BANKS - COMMERCIAL
    81,800  Toronto Dominion Bank.............................................     3,079,018
                                                                                ------------
            NATURAL GAS
    71,000  IPL Energy, Inc...................................................     3,248,723
   143,000  TransCanada Pipelines Ltd.........................................     3,191,562
                                                                                ------------
                                                                                   6,440,285
                                                                                ------------
            OIL RELATED
    50,000  Imperial Oil Ltd..................................................     3,218,359
                                                                                ------------
            TOTAL CANADA......................................................    12,737,662
                                                                                ------------
            FRANCE (6.6%)
            BANKING
    20,100  Societe Generale..................................................     2,736,510
                                                                                ------------
            BUILDING & CONSTRUCTION
    43,300  Lafarge S.A.......................................................     2,838,979
                                                                                ------------
            FINANCIAL SERVICES
    34,500  Compagnie Financiere de Paribas (A Shares)........................     2,995,766
     6,700  Societe Eurafrance S.A............................................     2,725,386
                                                                                ------------
                                                                                   5,721,152
                                                                                ------------
            FOODS & BEVERAGES
    18,000  Eridania Beghin-Say S.A...........................................     2,812,220
                                                                                ------------
            MISCELLANEOUS MATERIALS & COMMODITIES
    20,500  Compagnie de Saint Gobain.........................................     2,910,095
                                                                                ------------

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            MULTI-INDUSTRY
     8,901  Compagnie Generale d'Industrie et de Participations...............  $  3,192,123
                                                                                ------------
            OIL INTEGRATED - INTERNATIONAL
    24,400  Elf Aquitaine S.A.................................................     2,835,796
    27,500  Total S.A. (B Shares).............................................     2,990,619
                                                                                ------------
                                                                                   5,826,415
                                                                                ------------
            TELECOMMUNICATIONS
    23,000  Alcatel Alsthom...................................................     2,921,302
                                                                                ------------
            TELEVISION
    29,000  Societe Television Francaise 1....................................     2,961,149
                                                                                ------------

            TOTAL FRANCE......................................................    31,919,945
                                                                                ------------
            GERMANY (6.8%)
            BANKING
    61,600  Commerzbank AG....................................................     2,425,628
                                                                                ------------
            BUILDING & CONSTRUCTION
    78,000  Bilfinger & Berger Bau AG.........................................     2,420,690
                                                                                ------------
            CHEMICALS
    68,000  BASF AG...........................................................     2,411,012
    66,000  Bayer AG..........................................................     2,466,741
                                                                                ------------
                                                                                   4,877,753
                                                                                ------------
            ELECTRICAL EQUIPMENT
    39,000  Siemens AG........................................................     2,310,067
                                                                                ------------
            HEALTH & PERSONAL CARE
    70,000  Douglas Holding AG................................................     2,114,016
                                                                                ------------
            MACHINERY - DIVERSIFIED
     8,000  M.A.N. AG.........................................................     2,318,131
                                                                                ------------
            MULTI-INDUSTRY
     8,200  Preussag AG.......................................................     2,503,782
    48,000  RWE AG............................................................     2,576,196
     4,700  Viag AG...........................................................     2,532,981
                                                                                ------------
                                                                                   7,612,959
                                                                                ------------
            RETAIL - DEPARTMENT STORES
     7,100  Karstadt AG.......................................................     2,424,978
                                                                                ------------
            STEEL & IRON
    10,200  Thyssen AG........................................................     2,184,093
                                                                                ------------
            TEXTILES - APPAREL
     1,150  Hugo Boss AG (Pref.)..............................................     1,471,079
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            UTILITIES - ELECTRIC
    37,800  VEBA AG...........................................................  $  2,575,361
                                                                                ------------

            TOTAL GERMANY.....................................................    32,734,755
                                                                                ------------
            HONG KONG (5.0%)
            BANKING
   159,800  HSBC Holdings PLC.................................................     3,939,669
                                                                                ------------
            CONGLOMERATES
   735,000  Swire Pacific Ltd. (Class A)......................................     4,032,050
                                                                                ------------
            REAL ESTATE
   600,000  Cheung Kong (Holdings) Ltd........................................     3,930,402
   835,000  Henderson Land Development Co., Ltd...............................     3,933,951
                                                                                ------------
                                                                                   7,864,353
                                                                                ------------
            TELECOMMUNICATIONS
 1,971,800  Hong Kong Telecommunications Ltd..................................     4,059,506
                                                                                ------------
            UTILITIES - ELECTRIC
 1,100,000  Hong Kong Electric Holdings Ltd...................................     4,181,457
                                                                                ------------
            TOTAL HONG KONG...................................................    24,077,035
                                                                                ------------
            ITALY (4.1%)
            FINANCIAL SERVICES
   336,000  Istituto Mobiliare Italiano SpA...................................     3,989,709
                                                                                ------------
            OIL & GAS PRODUCTS
   680,000  Ente Nazionale Idrocarburi SpA....................................     3,856,493
                                                                                ------------
            TELECOMMUNICATIONS
   638,000  Sirti SpA.........................................................     3,859,998
   915,000  Telecom Italia SpA................................................     4,035,509
                                                                                ------------
                                                                                   7,895,507
                                                                                ------------
            TEXTILES - APPAREL
   243,000  Benetton Group SpA................................................     3,977,750
                                                                                ------------

            TOTAL ITALY.......................................................    19,719,459
                                                                                ------------
            JAPAN (23.5%)
            AUTOMOTIVE
   158,000  Honda Motor Co....................................................     5,799,387
   206,000  Toyota Motor Corp.................................................     5,903,755
                                                                                ------------
                                                                                  11,703,142
                                                                                ------------

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            BREWERS
   767,000  Kirin Brewery Co., Ltd............................................  $  5,583,525
                                                                                ------------
            BUILDING & CONSTRUCTION
   870,000  Sekisui House Ltd.................................................     5,593,333
                                                                                ------------
            COMPUTER SERVICES
   583,000  NCR Japan Limited.................................................     1,764,636
                                                                                ------------
            ELECTRONICS & ELECTRICAL
   790,000  Hitachi, Ltd......................................................     5,629,885
   129,000  Kyocera Corp......................................................     5,851,954
   412,000  Matsushita Electric Industrial Co., Ltd...........................     6,030,038
   705,000  Matsushita Electric Works.........................................     6,104,598
 2,400,000  Mitsubishi Electric Corp..........................................     6,142,529
   548,000  NEC Corp..........................................................     5,836,935
   880,000  Sharp Corp........................................................     6,055,479
    66,000  Sony Corp.........................................................     5,866,667
    78,000  TDK Corp..........................................................     5,881,379
                                                                                ------------
                                                                                  53,399,464
                                                                                ------------
            ENTERTAINMENT & LEISURE TIME
    60,000  Nintendo Co., Ltd.................................................     5,885,057
                                                                                ------------
            MACHINERY - DIVERSIFIED
 1,410,000  Mitsubishi Heavy Industries, Ltd..................................     5,877,701
                                                                                ------------
            PHARMACEUTICALS
   230,000  Taisho Pharmaceutical Co., Ltd....................................     5,868,966
   203,000  Takeda Chemical Industries........................................     5,786,667
                                                                                ------------
                                                                                  11,655,633
                                                                                ------------
            TOBACCO
       805  Japan Tobacco, Inc................................................     5,712,107
                                                                                ------------
            TRANSPORTATION
   438,000  Yamato Transport Co., Ltd.........................................     5,873,563
                                                                                ------------

            TOTAL JAPAN.......................................................   113,048,161
                                                                                ------------
            MALAYSIA (0.7%)
            BANKING
 1,351,000  AMMB Holdings Berhad..............................................       887,900
                                                                                ------------
            BUILDING & CONSTRUCTION
 1,185,000  United Engineers (Malaysia) Berhad................................       989,536
                                                                                ------------
            CONGLOMERATES
 1,595,000  Sime Darby Berhad.................................................     1,537,448
                                                                                ------------

            TOTAL MALAYSIA....................................................     3,414,884
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            NETHERLANDS (3.0%)
            APPLIANCES & HOUSEHOLD DURABLES
    29,000  Philips Electronics NV............................................  $  1,740,573
                                                                                ------------
            BANKING
    92,800  ABN-AMRO Holding NV...............................................     1,809,279
                                                                                ------------
            CHEMICALS
    19,500  DSM NV............................................................     1,782,527
                                                                                ------------
            INSURANCE
    41,950  Fortis Amev NV....................................................     1,830,395
                                                                                ------------
            OIL INTEGRATED - INTERNATIONAL
    33,400  Royal Dutch Petroleum Co..........................................     1,834,857
                                                                                ------------
            STEEL & IRON
    40,000  Koninklijke Hoogovens NV..........................................     1,640,671
                                                                                ------------
            TELECOMMUNICATIONS
    45,700  Koninklijke PTT Nederland NV......................................     1,908,302
                                                                                ------------
            TRANSPORTATION
    50,000  KLM Royal Dutch Air Lines NV......................................     1,850,938
                                                                                ------------

            TOTAL NETHERLANDS.................................................    14,397,542
                                                                                ------------
            SPAIN (1.5%)
            BANKING
    35,000  Banco Popular Espanol S.A.........................................     2,445,866
                                                                                ------------
            ELECTRIC
   130,000  Endesa S.A........................................................     2,307,415
                                                                                ------------
            OIL RELATED
    58,000  Repsol S.A........................................................     2,473,753
                                                                                ------------
            TOTAL SPAIN.......................................................     7,227,034
                                                                                ------------
            SWEDEN (1.5%)
            AUTOMOBILES
    89,000  Volvo AB (B Shares)...............................................     2,390,060
                                                                                ------------
            BANKING
   434,000  Nordbanken Holding AB*............................................     2,456,831
                                                                                ------------
            MACHINERY - DIVERSIFIED
    78,600  Sandvik AB (B Shares).............................................     2,249,508
                                                                                ------------
            TOTAL SWEDEN......................................................     7,096,399
                                                                                ------------
            SWITZERLAND (2.1%)
            BANKING
    10,500  Swiss Bank Corp...................................................     3,261,718
                                                                                ------------

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            FOODS & BEVERAGES
     2,220  Nestle S.A........................................................  $  3,325,063
                                                                                ------------
            PHARMACEUTICALS
     2,060  Novartis AG - Bearer..............................................     3,347,588
                                                                                ------------

            TOTAL SWITZERLAND.................................................     9,934,369
                                                                                ------------
            UNITED KINGDOM (9.9%)
            BANKING
   185,000  National Westminster Bank PLC.....................................     3,085,385
   250,000  Royal Bank of Scotland Group PLC..................................     3,184,760
                                                                                ------------
                                                                                   6,270,145
                                                                                ------------
            BREWERS
   199,000  Bass PLC..........................................................     3,097,507
                                                                                ------------
            ENERGY
   135,000  Energy Group PLC..................................................     1,495,066
                                                                                ------------
            FOODS & BEVERAGES
 1,200,000  Hillsdown Holdings PLC............................................     2,926,848
                                                                                ------------
            LEISURE
   521,000  Rank Group PLC....................................................     2,910,681
                                                                                ------------
            MULTI-INDUSTRY
   300,000  Hanson PLC........................................................     1,342,914
                                                                                ------------
            NATURAL GAS
   617,941  BG PLC............................................................     2,790,325
                                                                                ------------
            RETAIL - MERCHANDISING
   358,000  Tesco PLC.........................................................     2,920,421
                                                                                ------------
            STEEL & IRON
 1,300,000  British Steel PLC.................................................     2,795,832
                                                                                ------------
            TELECOMMUNICATIONS
   377,000  British Telecommunications PLC....................................     2,972,901
                                                                                ------------
            TOBACCO
   320,000  B.A.T. Industries PLC.............................................     2,921,574
                                                                                ------------
            UTILITIES - ELECTRIC
   596,000  National Grid Group PLC...........................................     2,838,581
   320,000  National Power PLC................................................     3,164,160
   385,000  Scottish Hydro-Electric PLC.......................................     3,185,090
                                                                                ------------
                                                                                   9,187,831
                                                                                ------------
            UTILITIES - WATER
   193,000  Hyder PLC.........................................................     3,078,859
   121,500  Hyder PLC (Pref.).................................................       238,777

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
   186,000  Severn Trent PLC..................................................  $  2,997,844
                                                                                ------------
                                                                                   6,315,480
                                                                                ------------

            TOTAL UNITED KINGDOM..............................................    47,947,525
                                                                                ------------

            UNITED STATES (30.1%)
            AEROSPACE & DEFENSE
    61,500  Northrop Grumman Corp.............................................     7,072,500
                                                                                ------------
            AUTOMOTIVE
   142,500  Ford Motor Co.....................................................     6,937,969
                                                                                ------------
            BANKS
    94,500  BankAmerica Corp..................................................     6,898,500
    95,500  KeyCorp...........................................................     6,762,594
                                                                                ------------
                                                                                  13,661,094
                                                                                ------------
            CHEMICALS
    69,000  Dow Chemical Co...................................................     7,003,500
                                                                                ------------
            COMPUTERS - SYSTEMS
    66,000  International Business Machines Corp..............................     6,901,125
                                                                                ------------
            CONGLOMERATES
    80,500  Minnesota Mining & Manufacturing Co...............................     6,606,031
   177,000  Tenneco, Inc......................................................     6,991,500
                                                                                ------------
                                                                                  13,597,531
                                                                                ------------
            CONTAINERS - METAL & GLASS
   136,000  Crown Cork & Seal Co., Inc........................................     6,817,000
                                                                                ------------
            ENGINEERING & CONSTRUCTION
   183,000  Fluor Corp........................................................     6,839,625
                                                                                ------------
            MACHINERY - DIVERSIFIED
   121,800  Deere & Co........................................................     7,102,462
                                                                                ------------
            METALS & MINING
   108,000  Phelps Dodge Corp.................................................     6,723,000
                                                                                ------------
            OIL - DOMESTIC
   132,500  Ashland, Inc......................................................     7,113,594
                                                                                ------------
            OIL INTEGRATED - INTERNATIONAL
    89,200  Chevron Corp......................................................     6,868,400
                                                                                ------------
            PAPER & FOREST PRODUCTS
   158,600  International Paper Co............................................     6,839,625
                                                                                ------------
            PHARMACEUTICALS
    73,000  Bristol-Myers Squibb Co...........................................     6,907,625
                                                                                ------------
            RETAIL
   101,500  Dayton-Hudson Corp................................................     6,851,250
                                                                                ------------

NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS
   118,500  Sprint Corp.......................................................  $  6,947,062
                                                                                ------------
            TIRE & RUBBER GOODS
   107,500  Goodyear Tire & Rubber Co.........................................     6,839,688
                                                                                ------------
            TOBACCO
   152,200  Philip Morris Companies, Inc......................................     6,896,563
                                                                                ------------
            UTILITIES - ELECTRIC
   164,400  GPU, Inc..........................................................     6,925,350
                                                                                ------------

            TOTAL UNITED STATES...............................................   144,844,963
                                                                                ------------

TOTAL COMMON AND PREFERRED STOCKS
(IDENTIFIED COST $450,139,081) (a)........................................................   99.4 %   478,597,892

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.6       3,015,568
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 481,613,460
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $72,556,822 and the aggregate gross unrealized depreciation is $44,098,011, resulting in net unrealized appreciation of $28,458,811.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1997:

                                           UNREALIZED
CONTRACTS TO        IN         DELIVERY   APPRECIATION
  RECEIVE      EXCHANGE FOR      DATE    (DEPRECIATION)
-------------------------------------------------------
$   137,568     DEM   247,484  01/02/98         (76)
$   121,537     DEM   218,596  01/06/98         (40)
$   137,442   L        83,712  01/07/98        (516)
$   787,598   Y   102,860,263  01/07/98        (603)
$   151,368   ITL 267,965,308  01/08/98        (149)
$   128,343    FRF    771,317  01/30/98         281
                                            -------
              Net unrealized
              depreciation.............     $(1,103)
                                            -------
                                            -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Aerospace & Defense.........................................  $  7,072,500      1.5%
Appliances & Household Durables.............................     1,740,573      0.4
Automobiles.................................................     2,390,060      0.5
Automotive..................................................    18,641,111      3.9
Banking.....................................................    28,047,465      5.8
Banks.......................................................    13,661,094      2.8
Banks - Commercial..........................................     3,079,018      0.6
Brewers.....................................................     8,681,032      1.8
Building & Construction.....................................    13,799,515      2.9
Chemicals...................................................    13,663,780      2.8
Computer Services...........................................     1,764,636      0.4
Computers - Systems.........................................     6,901,125      1.4
Conglomerates...............................................    19,167,029      4.0
Containers - Metal & Glass..................................     6,817,000      1.4
Electric....................................................     2,307,415      0.5
Electrical Equipment........................................     2,310,067      0.5
Electronics & Electrical....................................    53,399,464     11.1
Energy......................................................     1,495,066      0.3
Engineering & Construction..................................     6,839,625      1.4
Entertainment & Leisure Time................................     5,885,057      1.2
Financial Services..........................................     9,710,861      2.0
Foods & Beverages...........................................     9,064,131      1.9
Gold........................................................     2,074,184      0.4
Health & Personal Care......................................     2,114,016      0.4
Insurance...................................................     1,830,395      0.4
Leisure.....................................................     2,910,681      0.6
Machinery - Diversified.....................................    17,547,802      3.7
Metals & Mining.............................................     6,723,000      1.4
Miscellaneous Materials & Commodities.......................     2,910,095      0.6

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Multi-Industry..............................................  $ 12,147,996      2.5%
Natural Gas.................................................     9,230,610      1.9
Oil & Gas Products..........................................     3,856,493      0.8
Oil - Domestic..............................................     7,113,594      1.5
Oil Integrated - International..............................    14,529,672      3.0
Oil Related.................................................     7,501,023      1.6
Paper & Forest Products.....................................     8,683,793      1.8
Pharmaceuticals.............................................    21,910,846      4.6
Real Estate.................................................     7,864,353      1.6
Retail......................................................     6,851,250      1.4
Retail - Department Stores..................................     2,424,978      0.5
Retail - Merchandising......................................     2,920,421      0.6
Steel & Iron................................................     6,620,596      1.4
Telecommunications..........................................    26,704,580      5.5
Television..................................................     2,961,149      0.6
Textiles - Apparel..........................................     5,448,829      1.1
Tire & Rubber Goods.........................................     6,839,688      1.4
Tobacco.....................................................    15,530,244      3.2
Transportation..............................................     7,724,501      1.6
Utilities - Electric........................................    22,869,999      4.8
Utilities - Water...........................................     6,315,480      1.4
                                                              ------------    -----
                                                              $478,597,892     99.4%
                                                              ------------    -----
                                                              ------------    -----

                                                                            PERCENT OF
TYPE OF INVESTMENT                                               VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Common Stocks...............................................  $476,888,036     99.0%
Preferred Stocks............................................     1,709,856      0.4
                                                              ------------    -----
                                                              $478,597,892     99.4%
                                                              ------------    -----
                                                              ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (97.8%)
            DENMARK (2.7%)
            AIR TRANSPORT
    33,093  Kobenhavns Lufthavne AS...............................................................  $  3,986,293
                                                                                                    ------------
            PHARMACEUTICALS
    44,800  Novo-Nordisk AS (Series B)............................................................     6,410,373
                                                                                                    ------------

            TOTAL DENMARK.........................................................................    10,396,666
                                                                                                    ------------

            FINLAND (2.1%)
            INSURANCE
    51,602  Pohjola Insurance Co. "B".............................................................     1,914,274
                                                                                                    ------------
            PAPER PRODUCTS
   182,000  UPM-Kymmene Oy........................................................................     3,643,209
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    38,200  Nokia Oyj (A Shares)..................................................................     2,714,941
                                                                                                    ------------
            TOTAL FINLAND.........................................................................     8,272,424
                                                                                                    ------------

            FRANCE (14.8%)
            BANKING
    72,467  Banque Nationale de Paris.............................................................     3,848,945
                                                                                                    ------------
            BANKS - COMMERCIAL
    59,560  Credit Commercial de France...........................................................     4,079,114
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
    48,050  Alcatel Alsthom.......................................................................     6,102,980
                                                                                                    ------------
            ELECTRONICS - SEMICONDUCTORS
    62,300  SGS-Thomson Microelectronics N.V.*....................................................     3,853,022
                                                                                                    ------------
            HOTELS/MOTELS
    41,330  Accor S.A.............................................................................     7,678,610
                                                                                                    ------------
            HOUSEHOLD PRODUCTS
    50,940  Societe BIC S.A.......................................................................     3,715,415
                                                                                                    ------------
            INSURANCE
    99,400  AXA-UAP...............................................................................     7,685,635
                                                                                                    ------------
            OIL RELATED
    42,700  Elf Aquitaine S.A.....................................................................     4,962,643
    42,000  Total S.A. (B Shares).................................................................     4,567,491
                                                                                                    ------------
                                                                                                       9,530,134
                                                                                                    ------------
            PHARMACEUTICALS
    45,850  Sanofi S.A............................................................................     5,100,365
                                                                                                    ------------
            TELEVISION
    28,380  Canal Plus............................................................................     5,272,658
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TIRE & RUBBER GOODS
    20,430  Michelin (C.G.D.E.) (Class B).........................................................  $  1,027,775
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    57,894,653
                                                                                                    ------------

            GERMANY (6.5%)
            APPAREL MANUFACTURER
     1,490  Hugo Boss AG (Pref.)..................................................................     1,906,007
                                                                                                    ------------
            AUTOMOTIVE
     4,989  Bayerische Motoren Werke (BMW) AG.....................................................     3,732,038
                                                                                                    ------------
            CHEMICALS
   117,000  Hoechst AG............................................................................     4,099,555
                                                                                                    ------------
            HEALTH & PERSONAL CARE
        81  Rhoen-Klinikum AG.....................................................................         7,929
       103  Rhoen-Klinikum AG (Pref.).............................................................        10,025
                                                                                                    ------------
                                                                                                          17,954
                                                                                                    ------------
            STEEL & IRON
    33,490  SGL Carbon AG.........................................................................     4,321,290
    20,500  Thyssen AG............................................................................     4,389,600
                                                                                                    ------------
                                                                                                       8,710,890
                                                                                                    ------------
            UTILITIES
   101,050  VEBA AG...............................................................................     6,884,663
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    25,351,107
                                                                                                    ------------

            ITALY (3.5%)
            HOUSEHOLD FURNISHINGS & APPLIANCES
   116,400  Industrie Natuzzi SpA (ADR)...........................................................     2,400,750
                                                                                                    ------------
            TELECOMMUNICATIONS
   765,850  Telecom Italia Mobile SpA.............................................................     3,535,758
 1,203,500  Telecom Italia SpA....................................................................     7,689,661
                                                                                                    ------------
                                                                                                      11,225,419
                                                                                                    ------------

            TOTAL ITALY...........................................................................    13,626,169
                                                                                                    ------------

            NETHERLANDS (13.2%)
            CHEMICALS
    30,560  Akzo Nobel NV.........................................................................     5,273,335
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
   109,400  Philips Electronics NV................................................................     6,566,160
                                                                                                    ------------
            ELECTRONICS - SEMICONDUCTORS
    37,175  ASM Lithography Holding NV*...........................................................     2,440,412
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INSURANCE
    64,202  Aegon NV..............................................................................  $  5,719,872
   152,079  ING Groep NV..........................................................................     6,410,438
                                                                                                    ------------
                                                                                                      12,130,310
                                                                                                    ------------
            PUBLISHING
   272,000  Ver Ned Uitgev Ver Bezit NV...........................................................     7,679,368
    50,293  Wolters Kluwer NV.....................................................................     6,501,351
                                                                                                    ------------
                                                                                                      14,180,719
                                                                                                    ------------
            RECORD & TAPE DISTRIBUTION
    95,500  PolyGram NV...........................................................................     4,572,310
                                                                                                    ------------
            RETAIL
   188,137  Koninklijke Ahold NV..................................................................     4,912,363
                                                                                                    ------------
            STEEL & IRON
    37,250  Koninklijke Hoogovens NV..............................................................     1,527,875
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................    51,603,484
                                                                                                    ------------
            SPAIN (4.4%)
            BANKS
   192,283  Banco Bilbao Vizcaya S.A..............................................................     6,220,179
    96,252  Banco Popular Espanol S.A.............................................................     6,726,272
                                                                                                    ------------
                                                                                                      12,946,451
                                                                                                    ------------
            TELECOMMUNICATIONS
   151,370  Telefonica de Espana..................................................................     4,320,600
                                                                                                    ------------

            TOTAL SPAIN...........................................................................    17,267,051
                                                                                                    ------------

            SWEDEN (9.5%)
            AUTOMOBILES
   208,750  Volvo AB (B Shares)...................................................................     5,605,899
                                                                                                    ------------
            BANKS - COMMERCIAL
   200,000  Nordbanken Holding AB*................................................................     1,132,180
                                                                                                    ------------
            BUSINESS SERVICES
   110,000  Assa Abloy AB (Series B)..............................................................     2,912,401
   169,000  Securitas AB (Series "B" Free)........................................................     5,113,723
                                                                                                    ------------
                                                                                                       8,026,124
                                                                                                    ------------
            INSURANCE
   157,181  Skandia Forsakrings AB................................................................     7,421,489
                                                                                                    ------------
            PHARMACEUTICALS
   202,667  Astra AB (B Shares)...................................................................     3,411,171
   105,600  Astra AB (Series "A" Free)............................................................     1,830,652
                                                                                                    ------------
                                                                                                       5,241,823
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            RETAIL
    62,080  Hennes & Mauritz AB (B Shares)........................................................  $  2,739,422
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
   182,270  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................................     6,859,599
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................    37,026,536
                                                                                                    ------------

            SWITZERLAND (7.4%)
            BANKING
     2,350  UBS - Bearer..........................................................................     3,395,963
                                                                                                    ------------
            FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
     3,790  Nestle S.A............................................................................     5,676,572
                                                                                                    ------------
            PHARMACEUTICALS
     4,850  Novartis AG...........................................................................     7,864,865
     1,000  Novartis AG - Bearer..................................................................     1,625,043
       847  Roche Holdings AG.....................................................................     8,406,250
                                                                                                    ------------
                                                                                                      17,896,158
                                                                                                    ------------
            TRANSPORTATION
     1,500  Sairgroup*............................................................................     2,052,686
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    29,021,379
                                                                                                    ------------

            UNITED KINGDOM (33.7%)
            AEROSPACE & DEFENSE
   133,333  British Aerospace PLC.................................................................     3,812,364
   810,000  Rolls-Royce PLC*......................................................................     3,136,968
   104,000  Smiths Industries PLC.................................................................     1,453,404
                                                                                                    ------------
                                                                                                       8,402,736
                                                                                                    ------------
            AIR TRANSPORT
   235,500  British Airways PLC...................................................................     2,173,382
                                                                                                    ------------
            AUTOMOTIVE
   461,838  BBA Group PLC.........................................................................     3,090,103
                                                                                                    ------------
            BANKING
   339,000  Abbey National PLC....................................................................     6,095,111
   159,000  Barclays Bank PLC.....................................................................     4,239,678
   290,000  Lloyds TSB Group PLC..................................................................     3,761,230
                                                                                                    ------------
                                                                                                      14,096,019
                                                                                                    ------------
            BREWERS
   145,000  Scottish & Newcastle Breweries PLC....................................................     1,781,447
   171,958  Vaux Group PLC........................................................................       745,307
                                                                                                    ------------
                                                                                                       2,526,754
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            BROADCAST MEDIA
   160,000  Flextech PLC*.........................................................................  $  1,376,410
                                                                                                    ------------
            BUILDING & CONSTRUCTION
   313,000  Blue Circle Industries PLC............................................................     1,761,539
                                                                                                    ------------
            BUSINESS SERVICES
   196,000  Reuters Holdings PLC..................................................................     2,148,003
                                                                                                    ------------
            CHEMICALS
   306,000  Albright & Wilson PLC.................................................................       731,218
                                                                                                    ------------
            COMPUTER SOFTWARE & SERVICES
   200,000  Sage Group (The) PLC..................................................................     2,745,568
   153,454  SEMA Group PLC........................................................................     3,742,804
                                                                                                    ------------
                                                                                                       6,488,372
                                                                                                    ------------
            CONGLOMERATES
   749,000  BTR PLC...............................................................................     2,271,208
   415,000  Tomkins PLC...........................................................................     1,990,207
                                                                                                    ------------
                                                                                                       4,261,415
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
   306,363  BICC Group (The) PLC..................................................................       878,502
   210,000  General Electric Co. PLC..............................................................     1,365,286
                                                                                                    ------------
                                                                                                       2,243,788
                                                                                                    ------------
            FINANCIAL SERVICES
    20,694  HSBC Holdings PLC.....................................................................       532,018
   143,000  Northern Rock PLC*....................................................................     1,406,914
                                                                                                    ------------
                                                                                                       1,938,932
                                                                                                    ------------
            FOOD PROCESSING
   262,000  Associated British Foods PLC..........................................................     2,288,413
                                                                                                    ------------
            FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
   423,000  Guinness PLC..........................................................................     3,900,297
   177,500  Tate & Lyle PLC.......................................................................     1,465,525
                                                                                                    ------------
                                                                                                       5,365,822
                                                                                                    ------------
            HEALTH & PERSONAL CARE
   880,000  London International Group PLC........................................................     2,320,384
                                                                                                    ------------
            INSURANCE
    55,000  Britannic Assurance PLC...............................................................       992,508
    74,342  Commercial Union PLC..................................................................     1,040,157
   334,200  Prudential Corp. PLC..................................................................     4,042,590
   327,271  Royal & Sun Alliance Insurance Group PLC..............................................     3,306,170
                                                                                                    ------------
                                                                                                       9,381,425
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            LEISURE
   169,000  Granada Group PLC.....................................................................  $  2,590,162
   300,654  Ladbroke Group PLC....................................................................     1,308,061
   508,000  Rank Group PLC........................................................................     2,838,054
                                                                                                    ------------
                                                                                                       6,736,277
                                                                                                    ------------
            MISCELLANEOUS
   274,000  Vendome Luxury Group PLC (Units) ++...................................................     2,167,450
                                                                                                    ------------
            NATURAL GAS
   347,541  BG PLC*...............................................................................     1,569,328
                                                                                                    ------------
            OIL RELATED
   794,000  Lasmo PLC.............................................................................     3,611,493
 1,244,000  Shell Transport & Trading Co. PLC.....................................................     9,020,493
                                                                                                    ------------
                                                                                                      12,631,986
                                                                                                    ------------
            PHARMACEUTICALS
   115,993  British Biotech PLC*..................................................................       202,626
   319,100  Glaxo Wellcome PLC....................................................................     7,572,626
   340,344  SmithKline Beecham PLC................................................................     3,494,325
                                                                                                    ------------
                                                                                                      11,269,577
                                                                                                    ------------
            PUBLISHING - NEWSPAPER
   198,000  United News & Media PLC...............................................................     2,261,287
                                                                                                    ------------
            REAL ESTATE
   203,200  Hammerson PLC.........................................................................     1,573,069
                                                                                                    ------------
            RETAIL
   145,200  Great Universal Stores PLC............................................................     1,835,351
   247,000  Morrison (W.M.) Supermarkets PLC......................................................       936,229
   214,000  Next PLC..............................................................................     2,440,490
                                                                                                    ------------
                                                                                                       5,212,070
                                                                                                    ------------
            RETAIL - DEPARTMENT STORES
   201,000  Kingfisher PLC........................................................................     2,808,983
                                                                                                    ------------
            RETAIL - MERCHANDISING
   177,820  Tesco PLC.............................................................................     1,450,584
                                                                                                    ------------
            TELECOMMUNICATIONS
   829,000  British Telecommunications PLC........................................................     6,537,229
   474,000  General Cable PLC*....................................................................       648,356
   550,635  Securicor PLC.........................................................................     2,590,760
   180,000  Vodafone Group PLC....................................................................     1,302,250
                                                                                                    ------------
                                                                                                      11,078,595
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            UTILITIES - ELECTRIC
   281,000  National Power PLC....................................................................  $  2,778,528
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................   132,132,449
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $293,301,027)........................................................   382,591,918
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (2.0%)
            U.S. GOVERNMENT AGENCY
$    7,900  Federal Home Loan Bank 5.75% due 01/02/98
              (AMORTIZED COST $7,898,738).........................................................     7,898,738
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $301,199,765) (b)........................................................   99.8 %   390,490,656

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         950,597
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 391,441,253
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt
 *   Non-income producing security.
++ Consists of more than one class of securities traded together as a unit; stock with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $98,246,618 and the aggregate gross unrealized depreciation is $8,955,727, resulting in net unrealized appreciation of $89,290,891.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1997:

CONTRACTS TO       IN       DELIVERY   UNREALIZED
  RECEIVE     EXCHANGE FOR    DATE    DEPRECIATION
--------------------------------------------------
 L   91,143   $   152,811   01/02/98  $  (2,607)
                                      ------------
                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
-----------------------------------------------------------------------------
Aerospace & Defense...............................  $  8,402,736       2.1%
Air Transport.....................................     6,159,675       1.6
Apparel Manufacturer..............................     1,906,007       0.5
Automobiles.......................................     5,605,899       1.4
Automotive........................................     6,822,141       1.7
Banking...........................................    21,340,927       5.5
Banks.............................................    12,946,451       3.3
Banks - Commercial................................     5,211,294       1.3
Brewers...........................................     2,526,754       0.6
Broadcast Media...................................     1,376,410       0.4
Building & Construction...........................     1,761,539       0.5
Business Services.................................    10,174,127       2.6
Chemicals.........................................    10,104,108       2.6
Computer Software & Services......................     6,488,372       1.7
Conglomerates.....................................     4,261,415       1.1
Electrical Equipment..............................    14,912,928       3.8
Electronics - Semiconductors......................     6,293,434       1.6
Financial Services................................     1,938,932       0.5
Food Processing...................................     2,288,413       0.6
Food, Beverage, Tobacco & Household Products......    11,042,394       2.9
Health & Personal Care............................     2,338,338       0.6
Hotels/Motels.....................................     7,678,610       2.0
Household Furnishings & Appliances................     2,400,750       0.6
Household Products................................     3,715,415       0.9
Insurance.........................................    38,533,133       9.8
Leisure...........................................     6,736,277       1.7
Miscellaneous.....................................     2,167,450       0.6
Natural Gas.......................................     1,569,328       0.4

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
-----------------------------------------------------------------------------
Oil Related.......................................  $ 22,162,120       5.7%
Paper Products....................................     3,643,209       0.9
Pharmaceuticals...................................    45,918,296      11.7
Publishing........................................    14,180,719       3.6
Publishing - Newspaper............................     2,261,287       0.6
Real Estate.......................................     1,573,069       0.4
Record & Tape Distribution........................     4,572,310       1.2
Retail............................................    12,863,855       3.3
Retail - Department Stores........................     2,808,983       0.7
Retail - Merchandising............................     1,450,584       0.4
Steel & Iron......................................    10,238,765       2.6
Telecommunication Equipment.......................     9,574,540       2.4
Telecommunications................................    26,624,614       6.8
Television........................................     5,272,658       1.3
Tire & Rubber Goods...............................     1,027,775       0.3
Transportation....................................     2,052,686       0.5
U.S. Government Agency............................     7,898,738       2.0
Utilities.........................................     6,884,663       1.8
Utilities - Electric..............................     2,778,528       0.7
                                                    ------------   -----
                                                    $390,490,656      99.8%
                                                    ------------   -----
                                                    ------------   -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                     VALUE      NET ASSETS
-----------------------------------------------------------------------------
Common Stocks.....................................  $380,675,886      97.3%
Preferred Stocks..................................     1,916,032       0.5
Short-Term Investments............................     7,898,738       2.0
                                                    ------------   -----
                                                    $390,490,656      99.8%
                                                    ------------   -----
                                                    ------------   -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS, RIGHTS AND BONDS (92.3%)
                  AUSTRALIA (5.6%)
                  BANKING
        130,000   Westpac Banking Corp., Ltd.......................................................  $   830,090
                                                                                                     -----------
                  COMMERCIAL SERVICES
         13,000   Mayne Nickless Ltd...............................................................       68,582
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
        268,000   Fosters Brewing Group Ltd........................................................      509,055
        440,000   Goodman Fielder Ltd..............................................................      698,377
                                                                                                     -----------
                                                                                                       1,207,432
                                                                                                     -----------
                  METALS & MINING
         60,000   Broken Hill Proprietary Co., Ltd.................................................      556,177
                                                                                                     -----------
                  MULTI-INDUSTRY
        240,000   Pacific Dunlop Ltd...............................................................      507,390
                                                                                                     -----------
                  OIL - EXPLORATION & PRODUCTION
         94,000   Oil Search Ltd...................................................................      169,622
                                                                                                     -----------
                  RETAIL STORES
        100,000   Coles Myer Ltd...................................................................      479,419
                                                                                                     -----------

                  TOTAL AUSTRALIA..................................................................    3,818,712
                                                                                                     -----------
                  BERMUDA (0.3%)
                  RETAIL - FOOD CHAINS
        200,000   Dairy Farm International Holdings Ltd............................................      216,000
                                                                                                     -----------

                  CHINA (0.5%)
                  AUTOMOTIVE
        200,000   Qingling Motors Co...............................................................       98,099
                                                                                                     -----------
                  UTILITIES - ELECTRIC
        800,000   Zhejiang Southeast Electric Power Co., Ltd. (B Shares)...........................      257,600
                                                                                                     -----------
                  TOTAL CHINA......................................................................      355,699
                                                                                                     -----------
                  HONG KONG (33.8%)
                  APPLIANCES & HOUSEHOLD DURABLES
        135,000   Guangdong Kelon Elec Holding (Class H)...........................................      138,532
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  BANKING
        203,000   Dao Heng Bank Group Ltd..........................................................  $   507,022
         50,000   Guoco Group Ltd..................................................................      122,301
        127,500   Hang Seng Bank Ltd...............................................................    1,230,187
         28,000   HSBC Holdings PLC................................................................      690,305
                                                                                                     -----------
                                                                                                       2,549,815
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
         80,000   New World Infrastructure Ltd.*...................................................      180,192
                                                                                                     -----------
                  CONGLOMERATES
         43,000   Citic Pacific, Ltd...............................................................      170,950
        494,000   Hutchison Whampoa, Ltd...........................................................    3,098,938
         54,000   Jardine Matheson Holdings Ltd....................................................      275,400
         99,000   Shanghai Industrial Holdings Ltd.................................................      368,025
        160,000   Swire Pacific Ltd. (Class A).....................................................      877,725
                                                                                                     -----------
                                                                                                       4,791,038
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
        150,000   ASM Pacific Technology Ltd.......................................................       94,872
        450,000   Elec & Eltek International Holdings Ltd..........................................      111,523
         98,000   Johnson Electric Holdings, Ltd...................................................      282,085
                                                                                                     -----------
                                                                                                         488,480
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
         90,000   Cheung Kong Infrastructure Holdings..............................................      254,411
        150,000   Road King Infrastructure Ltd.*...................................................      137,467
                                                                                                     -----------
                                                                                                         391,878
                                                                                                     -----------
                  LEISURE
        731,000   CDL Hotels International, Ltd....................................................      221,735
                                                                                                     -----------
                  LIFE INSURANCE
        100,000   National Mutual Asia Ltd.........................................................       99,389
                                                                                                     -----------
                  PUBLISHING
        400,000   South China Morning Post (Holdings) Ltd..........................................      281,388
                                                                                                     -----------
                  REAL ESTATE
        180,000   Amoy Properties, Ltd.............................................................      157,991
        403,000   Cheung Kong (Holdings) Ltd.......................................................    2,639,920

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
        115,000   China Resources Enterprise Ltd...................................................  $   256,799
        153,000   Great Eagle Holdings Ltd.........................................................      214,275
         20,000   Great Eagle Holdings (Warrants due 11/30/98).....................................        2,582
        220,000   Hong Kong Land Holdings Ltd......................................................      422,400
         75,000   Hysan Development Co., Ltd.......................................................      149,568
          6,250   Hysan Development Co. Ltd. (Warrants due 04/30/98)*..............................           40
        530,000   New World Development Co., Ltd...................................................    1,833,413
        331,000   Sun Hung Kai Properties Ltd......................................................    2,307,126
        228,000   Wharf (Holdings) Ltd.............................................................      500,303
                                                                                                     -----------
                                                                                                       8,484,417
                                                                                                     -----------
                  RETAIL - SPECIALTY APPAREL
             60   Dickson Concepts International Ltd. (New)........................................           88
                                                                                                     -----------
                  TELECOMMUNICATIONS
      1,233,000   Hong Kong Telecommunications Ltd.................................................    2,538,478
                                                                                                     -----------
                  TRANSPORTATION
        291,000   Cosco Pacific Ltd................................................................      236,637
                                                                                                     -----------
                  UTILITIES
        197,500   China Light & Power Co., Ltd.....................................................    1,096,188
        589,539   Hong Kong & China Gas Co., Ltd...................................................    1,141,441
        163,000   Hong Kong Electric Holdings Ltd..................................................      619,616
                                                                                                     -----------
                                                                                                       2,857,245
                                                                                                     -----------
                  TOTAL HONG KONG..................................................................   23,259,312
                                                                                                     -----------

                  INDIA (1.5%)
                  ALUMINUM
          9,000   Hindalco Industries Ltd. (GDR)*..................................................      173,250
                                                                                                     -----------
                  BANKING
         18,000   State Bank of India (GDR)*.......................................................      318,600
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TELEPHONES
         13,500   Mahanagar Telephone Nigam (GDR)*.................................................  $   205,200
                                                                                                     -----------
                  TEXTILES
         38,000   Reliance Industries Ltd. (GDR)...................................................      307,800
                                                                                                     -----------

                  TOTAL INDIA......................................................................    1,004,850
                                                                                                     -----------

                  INDONESIA (3.6%)
                  AUTO PARTS
      2,300,000   PT Gajah Tunggal.................................................................      223,611
                                                                                                     -----------
                  BANKING
        302,000   PT Bank Negara Indonesia.........................................................       29,361
                                                                                                     -----------
                  BUILDING MATERIALS
        100,464   PT Mulia Industrindo*............................................................       11,628
                                                                                                     -----------
                  CONSTRUCTION EQUIPMENT
         92,200   PT United Tractors...............................................................       11,098
                                                                                                     -----------
                  CONSTRUCTION PLANT & EQUIPMENT
      1,000,000   PT Citra Marga Nusaphala Persada.................................................      111,111
                                                                                                     -----------
                  FOREST PRODUCTS, PAPER & PACKING
        259,380   PT Indah Kiat Pulp & Paper Corp..................................................       46,832
                                                                                                     -----------
                  INVESTMENT COMPANIES
        500,000   Peregrine Indonesia Fund Ltd.**..................................................      477,550
                                                                                                     -----------
                  METALS
        290,000   PT Tambang Timah.................................................................      316,852
                                                                                                     -----------
                  OIL & GAS EXPLORATION
         19,400   Gulf Indonesia Resources Ltd.*...................................................      426,800
                                                                                                     -----------
                  PHARMACEUTICALS
        400,000   PT Kalbe Farma...................................................................       72,222
                                                                                                     -----------
                  PLANTATION
        450,000   PT London Sumatra Indonesia......................................................      260,417
                                                                                                     -----------
                  RETAIL - DEPARTMENT STORES
        200,000   PT Ramayana Lestari Sentosa*.....................................................      191,667
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS
        520,000   PT Telekomunikasi Indonesia......................................................  $   281,667
                                                                                                     -----------
                  TOTAL INDONESIA..................................................................    2,460,816
                                                                                                     -----------
                  JAPAN (21.2%)
                  APPAREL
         17,000   Tokyo Style......................................................................      153,716
          4,000   World Co., Ltd...................................................................       88,889
                                                                                                     -----------
                                                                                                         242,605
                                                                                                     -----------
                  AUTO TRUCKS & PARTS
         20,000   NGK Spark Plug Co., Ltd..........................................................      113,410
          6,000   Yasunaga Corp....................................................................       38,161
                                                                                                     -----------
                                                                                                         151,571
                                                                                                     -----------
                  AUTOMOTIVE
          9,000   Honda Motor Co...................................................................      330,345
         10,000   Toyota Motor Corp................................................................      286,590
                                                                                                     -----------
                                                                                                         616,935
                                                                                                     -----------
                  BANKING
         33,000   Asahi Bank, Ltd..................................................................      134,023
         26,000   Bank of Tokyo-Mitsubishi Ltd.....................................................      358,621
         38,000   Mitsui Trust & Banking Co., Ltd..................................................       73,670
         20,000   Sanwa Bank, Ltd..................................................................      202,299
         20,000   Sumitomo Bank....................................................................      228,352
         17,000   Sumitomo Trust & Banking.........................................................       88,322
                                                                                                     -----------
                                                                                                       1,085,287
                                                                                                     -----------
                  BEVERAGES
          6,300   Itoen, Ltd.......................................................................      166,552
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
         36,000   Kajima Corp......................................................................       90,759
          8,000   Kaneshita Construction...........................................................       36,169
                                                                                                     -----------
                                                                                                         126,928
                                                                                                     -----------
                  BUILDING MATERIALS
         11,000   Ibiden Co., Ltd..................................................................      133,180
         18,000   Sanwa Shutter....................................................................       90,483
                                                                                                     -----------
                                                                                                         223,663
                                                                                                     -----------
                  BUSINESS SERVICES
          3,000   Secom Co.........................................................................      191,724
                                                                                                     -----------
                  CHEMICALS
         80,000   Mitsubishi Chemical Corp.........................................................      114,636
         46,000   Nippon Zeon Co., Ltd.............................................................       95,172

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
          9,000   Shin-Etsu Chemical Co............................................................  $   171,724
         20,000   Sumitomo Bakelite Co., Ltd.......................................................      118,774
                                                                                                     -----------
                                                                                                         500,306
                                                                                                     -----------
                  COMMERCIAL SERVICES
          3,000   Nichii Gakkan Co.................................................................      103,448
                                                                                                     -----------
                  COMPUTER SOFTWARE & SERVICES
          6,000   Hitachi Software Engineering Co., Ltd............................................      174,253
          5,000   Meitec Corp......................................................................      140,613
              5   NTT Data Communications Systems Corp.............................................      269,349
                                                                                                     -----------
                                                                                                         584,215
                                                                                                     -----------
                  COMPUTERS
          3,000   Nidec Corp.......................................................................      126,437
                                                                                                     -----------
                  ELECTRIC
          7,500   Tokyo Electric Power Co..........................................................      136,782
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
          2,800   Advantest Corp...................................................................      158,774
         11,000   Aiwa Co., Ltd....................................................................      277,318
          5,000   Canon, Inc.......................................................................      116,475
    Y     9,000 K Canon, Inc. 1.00% due 12/20/02 (Conv.)...........................................      137,931
         22,000   Fujitsu, Ltd.....................................................................      236,015
         16,000   Hitachi, Ltd.....................................................................      114,023
          6,000   Mitsui High-Tec..................................................................       97,471
          3,000   Murata Manufacturing Co., Ltd....................................................       75,402
          3,800   Sony Corp........................................................................      337,778
         14,000   Sumitomo Electric Industries.....................................................      190,958
          3,000   TDK Corp.........................................................................      226,207
                                                                                                     -----------
                                                                                                       1,968,352
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
          7,000   Mitsumi Electric Co., Ltd........................................................       99,770
                                                                                                     -----------
                  ELECTRONICS
          2,000   Rohm Co., Ltd....................................................................      203,831
          4,000   Tokyo Electron Ltd...............................................................      128,123
                                                                                                     -----------
                                                                                                         331,954
                                                                                                     -----------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          3,300   Shinko Electric Industries Co., Ltd..............................................      110,506
          3,000   Tokyo Seimitsu...................................................................       67,126

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
         10,000   Toshiba Ceramics Co., Ltd........................................................  $    40,230
                                                                                                     -----------
                                                                                                         217,862
                                                                                                     -----------
                  ENTERTAINMENT
          2,300   H.I.S. Company Ltd...............................................................       40,008
          2,000   Nintendo Co., Ltd................................................................      196,169
          4,000   Sony Music Entertainment Inc.....................................................      147,126
                                                                                                     -----------
                                                                                                         383,303
                                                                                                     -----------
                  FINANCIAL SERVICES
          1,900   Nichiei Co., Ltd. (Kyoto)........................................................      202,375
         13,000   Nomura Securities Co. Ltd........................................................      173,333
         10,700   Orix Corp........................................................................      746,130
                                                                                                     -----------
                                                                                                       1,121,838
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
         14,000   Nippon Meat Packers, Inc.........................................................      190,958
                                                                                                     -----------
                  HAND TOOLS
          4,000   Disco Corp.......................................................................       86,130
                                                                                                     -----------
                  INDUSTRIALS
    Y     5,000 K Nippon Densan Corp. 1.00% 09/30/03 (Conv.).......................................       57,088
                                                                                                     -----------
                  INSURANCE
         25,000   Tokio Marine & Fire Insurance Co.................................................      283,525
                                                                                                     -----------
                  MACHINERY
         18,000   Daifuku Co., Ltd.................................................................       87,586
         10,000   Fuji Machine Manufacturing Co., Ltd..............................................      241,379
          1,300   Keyence Corp.....................................................................      192,261
          9,000   Minebea Co., Ltd.................................................................       96,552
    Y    19,000 K Minebea Co. Ltd. 0.80% due 03/31/03 (Conv.)......................................      236,736
         43,000   Mitsubishi Heavy Industries, Ltd.................................................      179,249
         23,000   OSG Corp.........................................................................      121,609
          1,400   Shima Seiki Manufacturing Ltd....................................................       52,460
                                                                                                     -----------
                                                                                                       1,207,832
                                                                                                     -----------
                  MANUFACTURING
         14,000   Dainippon Screen Manufacturing Co., Ltd..........................................       64,368
          5,000   Nichiha Corp.....................................................................       30,575
                                                                                                     -----------
                                                                                                          94,943
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  MEDICAL SUPPLIES
          6,000   Terumo Corp......................................................................  $    88,276
                                                                                                     -----------
                  MERCHANDISING
          4,400   Misumi Corp......................................................................       71,816
                                                                                                     -----------
                  METALS
          2,900   Fujimi Inc.......................................................................      123,333
                                                                                                     -----------
                  METALS & MINING
        110,000   Nippon Steel Co..................................................................      162,682
          8,000   Sumitomo Sitix Corp..............................................................       85,211
          6,000   Sumitomo Special Metals..........................................................      120,460
                                                                                                     -----------
                                                                                                         368,353
                                                                                                     -----------
                  METALS NON-FERROUS
         30,000   Fujikura Ltd.....................................................................      198,621
         47,000   Mitsui Mining & Smelting.........................................................      188,720
                                                                                                     -----------
                                                                                                         387,341
                                                                                                     -----------
                  MULTI-INDUSTRY
         23,000   Mitsui & Co......................................................................      136,061
                                                                                                     -----------
                  NATURAL GAS
         61,000   Tokyo Gas Co., Ltd...............................................................      138,360
                                                                                                     -----------
                  OFFICE EQUIPMENT
         19,000   Ricoh Company, Ltd...............................................................      235,862
          2,000   Riso Kagaku......................................................................      114,483
                                                                                                     -----------
                                                                                                         350,345
                                                                                                     -----------
                  PAPER PRODUCTS
          2,000   Tomoegawa Paper Co. Ltd..........................................................        5,517
                                                                                                     -----------
                  PHARMACEUTICALS
          7,000   Eisai Co., Ltd...................................................................      106,743
          8,000   Takeda Chemical Industries.......................................................      228,046
                                                                                                     -----------
                                                                                                         334,789
                                                                                                     -----------
                  REAL ESTATE
         14,000   Mitsubishi Estate Co., Ltd.......................................................      152,337
         15,000   Mitsui Fudosan Co................................................................      144,828
                                                                                                     -----------
                                                                                                         297,165
                                                                                                     -----------
                  RETAIL
          4,000   Ministop Co., Ltd................................................................      103,295
          1,500   Otsuka Kagu Ltd..................................................................       51,724
                                                                                                     -----------
                                                                                                         155,019
                                                                                                     -----------
                  RETAIL - DEPARTMENT STORES
         21,000   Hankyu Department Stores.........................................................      116,667
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  RETAIL - GENERAL MERCHANDISE
          3,000   Circle K Japan Co., Ltd..........................................................  $   143,678
          3,000   Seven - Eleven Japan Co., Ltd....................................................      212,414
          6,000   Shimamura Co. Ltd................................................................      104,368
                                                                                                     -----------
                                                                                                         460,460
                                                                                                     -----------
                  RETAIL - SPECIALTY
          5,000   Aderans Co., Ltd.................................................................      120,690
                                                                                                     -----------
                  STEEL
         68,000   Sumitomo Metal Industries........................................................       87,019
         13,000   Yamato Kogyo Co., Ltd............................................................       78,199
                                                                                                     -----------
                                                                                                         165,218
                                                                                                     -----------
                  TELECOMMUNICATIONS
             35   DDI Corp.........................................................................       92,529
         15,000   Nippon Comsys Corp...............................................................      185,057
             34   Nippon Telegraph & Telephone Corp................................................      291,801
                                                                                                     -----------
                                                                                                         569,387
                                                                                                     -----------
                  TEXTILES
         57,000   Mitsubishi Rayon Co., Ltd........................................................      139,770
         21,000   Nitto Boseki Co., Ltd............................................................       52,621
                                                                                                     -----------
                                                                                                         192,391
                                                                                                     -----------
                  TIRE & RUBBER GOODS
          6,000   Bridgestone Corp.................................................................      130,115
                                                                                                     -----------
                  TRANSPORTATION
         32,000   Tokyu Corp.......................................................................      123,586
                                                                                                     -----------

                  TOTAL JAPAN......................................................................   14,634,897
                                                                                                     -----------

                  MALAYSIA (4.9%)
                  AUTOMOTIVE
         35,000   Edaran Otomobil Nasional Berhad..................................................       71,714
         87,680   Oriental Holdings Berhad.........................................................      107,566
                                                                                                     -----------
                                                                                                         179,280
                                                                                                     -----------
                  BANKING
        120,000   Commerce Asset Holdings Berhad...................................................       57,526
         60,600   Malayan Banking Berhad...........................................................      176,490
        163,999   Public Bank Berhad...............................................................       56,639
         27,333   Public Bank Berhad (Rights)*.....................................................        1,409
                                                                                                     -----------
                                                                                                         292,064
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  BUILDING & CONSTRUCTION
          8,000   Dialog Group Berhad..............................................................  $    13,814
         60,999   Gamuda Berhad....................................................................       33,958
         16,666   Gamuda Berhad (Warrants due 12/29/01)*...........................................          730
        135,000   Lingkaran Trans Kota Holdings Berhad*............................................       86,289
        105,000   United Engineers Malaysia Berhad.................................................       87,680
         30,250   YTL Corp. Berhad.................................................................       40,931
                                                                                                     -----------
                                                                                                         263,402
                                                                                                     -----------
                  ELECTRONICS
         42,000   Malaysian Pacific Industries Berhad..............................................      101,211
                                                                                                     -----------
                  INSURANCE
         39,400   Malaysian Assurance Alliance Berhad..............................................       45,290
                                                                                                     -----------
                  LEISURE
         40,000   Berjaya Sports Toto Berhad.......................................................      102,577
        350,000   Metroplex Berhad.................................................................       89,755
         80,000   Resorts World Berhad.............................................................      135,052
                                                                                                     -----------
                                                                                                         327,384
                                                                                                     -----------
                  MANUFACTURING
         19,375   O.Y.L. Industries Berhad.........................................................       45,441
                                                                                                     -----------
                  MULTI-INDUSTRY
        110,000   Hong Leong Industries Berhad.....................................................      112,268
                                                                                                     -----------
                  PLANTATION
        170,000   Highlands & Lowlands Berhad......................................................      174,381
        360,000   IOI Corporated Berhad............................................................      116,907
        105,500   Kuala Lumpur Kepong Berhad.......................................................      227,043
                                                                                                     -----------
                                                                                                         518,331
                                                                                                     -----------
                  PUBLISHING
         87,000   Star Publications................................................................       99,557
                                                                                                     -----------
                  TELECOMMUNICATIONS
        174,000   Telekom Malaysia Berhad..........................................................      515,722
                                                                                                     -----------
                  TOBACCO
         60,000   RJ Reynolds Berhad...............................................................       98,196
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES
         12,000   Prime Utilities Berhad (Warrants due 03/11/01)*..................................  $     2,041
         24,000   Prime Utilities Berhad 1.00% due 03/11/01 (Loan Stock)...........................        3,124
        240,000   Tenaga Nasional Berhad...........................................................      513,402
                                                                                                     -----------
                                                                                                         518,567
                                                                                                     -----------
                  WATER
        280,000   Puncak Niaga Holdings Berhad*....................................................      209,278
                                                                                                     -----------
                  WIRE & CABLE
        140,000   Leader Universal Holdings Berhad.................................................       43,299
                                                                                                     -----------

                  TOTAL MALAYSIA...................................................................    3,369,290
                                                                                                     -----------
                  PHILIPPINES (1.0%)
                  BANKING
          7,500   Far East Bank & Trust Co.***.....................................................        9,187
              7   Philippine National Bank.........................................................           16
                                                                                                     -----------
                                                                                                           9,203
                                                                                                     -----------
                  CONGLOMERATES
        245,000   First Philippine Holdings Corp. (B Shares).......................................      192,938
                                                                                                     -----------
                  TELECOMMUNICATIONS
         13,000   Philippine Long Distance Telephone Co. (ADR).....................................      292,500
                                                                                                     -----------
                  UTILITIES
         66,900   Manila Electric Co. (B Shares)...................................................      224,115
                                                                                                     -----------

                  TOTAL PHILIPPINES................................................................      718,756
                                                                                                     -----------
                  SINGAPORE (10.5%)
                  BANKING
         40,000   Development Bank of Singapore, Ltd...............................................      342,653
        169,520   Overseas Chinese Banking Corp., Ltd..............................................      988,278
        145,000   Overseas Union Bank, Ltd.........................................................      556,365

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
        120,000   United Overseas Bank, Ltd........................................................  $   667,460
                                                                                                     -----------
                                                                                                       2,554,756
                                                                                                     -----------
                  COMPUTERS - SYSTEMS
        499,471   Singapore Technologies Engineering Ltd.*.........................................      377,352
                                                                                                     -----------
                  CONGLOMERATES
         74,000   Jardine Strategic Holdings Ltd...................................................      195,360
        107,500   Keppel Corp., Ltd.*..............................................................      309,518
        200,000   Natsteel Ltd.....................................................................      271,267
         87,000   Sembawang Corp., Ltd.............................................................      186,318
                                                                                                     -----------
                                                                                                         962,463
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
         40,700   Elec & Eltek International Co., Ltd..............................................      186,406
        145,000   Venture Manufacturing Ltd........................................................      405,413
                                                                                                     -----------
                                                                                                         591,819
                                                                                                     -----------
                  ELECTRONICS
         30,000   GP Batteries International Ltd...................................................       78,168
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
            600   Fraser & Neave Ltd...............................................................        2,606
                                                                                                     -----------
                  METALS - MISCELLANEOUS
        168,000   Amtek Engineering Ltd............................................................      101,939
                                                                                                     -----------
                  PUBLISHING
         32,200   Singapore Press Holdings Ltd.....................................................      404,176
                                                                                                     -----------
                  REAL ESTATE
        102,000   City Developments, Ltd...........................................................      473,290
        151,000   DBS Land Ltd.....................................................................      231,755
        148,000   Straits Steamship Land...........................................................      204,259
        204,000   United Overseas Land, Ltd........................................................      172,326
                                                                                                     -----------
                                                                                                       1,081,630
                                                                                                     -----------
                  SHIPBUILDING
         85,000   Keppel Fels Ltd..................................................................      237,656
                                                                                                     -----------
                  TELECOMMUNICATIONS
        130,000   Singapore Telecommunications, Ltd................................................      242,832
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION
         95,000   Singapore Airlines Ltd...........................................................  $   621,654
                                                                                                     -----------

                  TOTAL SINGAPORE..................................................................    7,257,051
                                                                                                     -----------
                  SOUTH KOREA (0.7%)
                  COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
              1   LG Information & Communication Ltd...............................................           28
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
          3,000   Samsung Display Devices Co.......................................................       56,637
          4,605   Samsung Electronics Co. (GDR)....................................................      104,326
             74   Samsung Electronics Co. (Rights)*................................................        1,008
                                                                                                     -----------
                                                                                                         161,971
                                                                                                     -----------
                  INVESTMENT COMPANIES
         25,000   Atlantis Korean Smaller Companies*...............................................       87,500
                                                                                                     -----------
                  STEEL & IRON
          9,380   Pohang Iron & Steel Co., Ltd.....................................................      254,007
                                                                                                     -----------

                  TOTAL SOUTH KOREA................................................................      503,506
                                                                                                     -----------

                  TAIWAN (6.6%)
                  BUILDING MATERIALS
         45,532   Asia Cement Corp. (GDR)..........................................................      509,958
                                                                                                     -----------
                  CHEMICALS
$           205 K Nan Ya Plastics Corp. 1.75% due 07/19/01 (Conv.).................................      231,650
                                                                                                     -----------
                  COMPUTERS
$           185 K Compal Electronics 1.00% due 11/21/03 (Conv.)....................................      277,500
                                                                                                     -----------
                  ELECTRONICS - SEMICONDUCTOR/COMPONENTS
$           210 K Siliconware Precision Industries Co. 0.50% due 07/21/04 (Conv.)..................      199,500
$           180 K United Microelectronics Corp. 0.25% due 05/16/04 (Conv.).........................      203,400
                                                                                                     -----------
                                                                                                         402,900
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  INVESTMENT COMPANIES
            148   Taipei Fund*.....................................................................  $ 1,435,600
                                                                                                     -----------
                  RETAIL
$           330 K Far Eastern Department Stores - 144A** 3.00% due 07/06/01 (Conv.)................      293,700
                                                                                                     -----------
                  STEEL & IRON
         31,262   China Steel Corp. (GDR)..........................................................      437,668
                                                                                                     -----------
                  TRANSPORTATION
$           500 K U-Ming Marine Transport 1.50% due 02/07/01 (Conv.)...............................      420,000
$           504 K Yang Ming Marine Transportation - 144A** 2.00% due 10/06/01 (Conv.)..............      554,400
                                                                                                     -----------
                                                                                                         974,400
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    4,563,376
                                                                                                     -----------

                  THAILAND (2.1%)
                  BANKING
         32,000   Bangkok Bank PCL.................................................................       82,403
                                                                                                     -----------
                  ELECTRIC
         37,800   Electricity Generating Public Co. Ltd............................................       73,004
                                                                                                     -----------
                  ENERGY
         10,100   Ban Pu Coal Co., Ltd.............................................................       41,831
                                                                                                     -----------
                  ENTERTAINMENT
         15,000   Grammy Entertainment PLC.........................................................       67,597
                                                                                                     -----------
                  OIL RELATED
         52,000   PTT Exploration & Production PCL.................................................      618,197
                                                                                                     -----------
                  TELECOMMUNICATIONS
         20,000   Advanced Info Service Public Co., Ltd............................................       99,571
                                                                                                     -----------
                  TELEVISION
         25,000   BEC World Public Co., Ltd........................................................      103,004
                                                                                                     -----------
                  TRANSPORTATION
        375,000   Bangkok Expressway Public Co., Ltd.*.............................................      215,263
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES - ELECTRIC
        220,000   Cogeneration Public Co.*.........................................................  $   134,549
                                                                                                     -----------
                  TOTAL THAILAND...................................................................    1,435,419
                                                                                                     -----------

                  TOTAL COMMON STOCKS, WARRANTS, RIGHTS AND BONDS
                  (IDENTIFIED COST $86,796,856)....................................................   63,597,684
                                                                                                     -----------

    CURRENCY                                        DESCRIPTION,
   AMOUNT IN                                       EXPIRATION DATE
   THOUSANDS                                      AND STRIKE PRICE
----------------                        -------------------------------------
                  PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (1.5%)
     HKD 24,165   April 24, 1998/HKD 8.055.........................................................       29,400
     HKD 32,280   April 24, 1998/HKD 8.07..........................................................       37,800
    Y   603,600   February 10, 1998/
                    Y 120.72.......................................................................      345,000
    Y   718,084   February 10, 1998/
                    Y 115.82.......................................................................      653,170
                                                                                                     -----------

                  TOTAL PURCHASED PUT OPTIONS ON FOREIGN CURRENCY
                  (IDENTIFIED COST $524,740).......................................................    1,065,370
                                                                                                     -----------

                  SHORT-TERM INVESTMENT (a) (5.8%)
                  U.S. GOVERNMENT AGENCY
$         4,000   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
                    (IDENTIFIED COST $3,999,333)...................................................    3,999,333
                                                                                                     -----------

                  TOTAL INVESTMENTS
                  (IDENTIFIED COST $91,320,929)....................................................   68,662,387
                                                                                                     -----------
                                                                                                     -----------

    CURRENCY                                        DESCRIPTION,
     AMOUNT                                        EXPIRATION DATE
  IN THOUSANDS                                    AND STRIKE PRICE                                      VALUE
----------------------------------------------------------------------------------------------------------------
                  WRITTEN OPTIONS ON FOREIGN CURRENCY (-0.4%)
     HKD 32,280   April 24, 1998/HKD 8.07..........................................................  $  (154,000)
     HKD 24,165   April 24, 1998/HKD 8.055.........................................................     (111,000)
                                                                                                     -----------

                  TOTAL WRITTEN PUT OPTIONS ON FOREIGN CURRENCY
                  (PREMIUM RECEIVED $267,260)......................................................     (265,000)
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $91,320,929) (b)..........................................................   99.6 %   68,662,387

TOTAL WRITTEN OPTIONS OUTSTANDING..........................................................   (0.4)      (265,000)

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.8        506,150
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 68,903,537
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt
GDR  Global Depository Receipt
 K   In thousands
 *   Non-income producing security
**   Resale is restricted to qualified institutional investors.
***  Partially paid shares.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,237,069 and the aggregate gross unrealized depreciation is $25,895,611, resulting in net unrealized depreciation of $22,658,542.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
----------------------------------------------------------------------------
Aluminum..........................................  $    173,250       0.3%
Apparel...........................................       242,605       0.4
Appliances & Household Durables...................       138,532       0.2
Auto Trucks & Parts...............................       375,182       0.5
Automotive........................................       894,314       1.3
Banking...........................................     7,751,579      11.2
Beverages.........................................       166,552       0.2
Building & Construction...........................       570,522       0.8
Building Materials................................       745,249       1.1
Business Services.................................       191,724       0.3
Chemicals.........................................       731,956       1.1
Commercial Services...............................       172,030       0.2
Communications - Equipment/Manufacturers..........            28       0.0
Computer Software & Services......................       584,215       0.9
Computers.........................................       403,937       0.6
Computers - Systems...............................       377,352       0.6
Conglomerates.....................................     5,946,439       8.6
Construction Equipment............................        11,098       0.0
Construction Plant & Equipment....................       111,111       0.2
Currency Options..................................     1,065,370       1.5
Electric..........................................       209,786       0.3
Electronic & Electrical Equipment.................     3,210,622       4.7
Electronic Components.............................        99,770       0.1
Electronics.......................................       511,333       0.7
Electronics - Semiconductors/ Components..........       620,762       0.9
Energy............................................        41,831       0.1
Engineering & Construction........................       391,878       0.6
Entertainment.....................................       450,900       0.7
Financial Services................................     1,121,838       1.6
Food, Beverage, Tobacco & Household Products......     1,400,996       2.0
Forest Products, Paper Packaging..................        46,832       0.1
Hand Tools........................................        86,130       0.1
Industrials.......................................        57,088       0.1
Insurance.........................................       328,815       0.5
Investment Companies..............................     2,000,650       2.9
Leisure...........................................       549,119       0.8
Life Insurance....................................        99,389       0.1
Machinery.........................................     1,207,832       1.8
Manufacturing.....................................       140,384       0.2
Medical Supplies..................................        88,276       0.1
Merchandising.....................................        71,816       0.1

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
----------------------------------------------------------------------------
Metals............................................  $    440,185       0.6%
Metals & Mining...................................       924,530       1.3
Metals - Miscellaneous............................       101,939       0.2
Metals - Non-Ferrous..............................       387,341       0.6
Multi-Industry....................................       755,719       1.1
Natural Gas.......................................       138,360       0.2
Office Equipment..................................       350,345       0.5
Oil & Gas Exploration.............................       426,800       0.6
Oil - Exploration & Production....................       169,622       0.2
Oil Related.......................................       618,197       0.9
Paper Products....................................         5,517       0.0
Pharmaceuticals...................................       407,011       0.6
Plantation........................................       778,748       1.1
Publishing........................................       785,121       1.1
Real Estate.......................................     9,863,212      14.3
Retail............................................       448,719       0.7
Retail - Department Stores........................       308,334       0.5
Retail - Food Chains..............................       216,000       0.3
Retail - General Merchandising....................       460,460       0.7
Retail - Specialty................................       120,778       0.2
Retail Stores.....................................       479,419       0.7
Shipbuilding......................................       237,656       0.3
Steel.............................................       165,218       0.2
Steel & Iron......................................       691,675       1.0
Telecommunications................................     4,540,157       6.6
Telephones........................................       205,200       0.3
Television........................................       103,004       0.1
Textiles..........................................       500,191       0.7
Tire & Rubber Goods...............................       130,115       0.2
Tobacco...........................................        98,196       0.1
Transportation....................................     2,171,540       3.2
U.S. Government Agency............................     3,999,333       5.8
Utilities.........................................     3,599,927       5.2
Utilities - Electric..............................       392,149       0.6
Water.............................................       209,278       0.3
Wire & Cable......................................        43,299       0.1
                                                    ------------   -----
                                                    $ 68,662,387      99.6%
                                                    ------------   -----
                                                    ------------   -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                     VALUE      NET ASSETS
----------------------------------------------------------------------------
Common Stocks.....................................  $ 60,977,969      88.5%
Convertible Bonds.................................     2,611,905       3.8
Foreign Currency Put Options......................     1,065,370       1.5
Rights & Warrants.................................         7,810       0.0
Short-Term Investments............................     3,999,333       5.8
                                                    ------------   -----
                                                    $ 68,662,387      99.6%
                                                    ------------   -----
                                                    ------------   -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (78.5%)
           ADVERTISING (0.7%)
   6,100   Snyder Communications, Inc.*............................................................  $   222,650
                                                                                                     -----------
           AEROSPACE & DEFENSE (1.2%)
  15,100   Kellstrom Industries, Inc.*.............................................................      373,725
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT (0.6%)
   4,600   Tower Automotive, Inc.*.................................................................      193,487
                                                                                                     -----------
           BIOTECHNOLOGY (2.3%)
   6,500   Centocor, Inc.*.........................................................................      216,125
  10,000   ESC Medical Systems Ltd.................................................................      386,250
   7,200   Guilford Pharmaceuticals, Inc.*.........................................................      144,900
                                                                                                     -----------
                                                                                                         747,275
                                                                                                     -----------
           BUSINESS SERVICES (2.1%)
  17,000   AccuStaff, Inc.*........................................................................      391,000
   7,200   Metzler Group, Inc.*....................................................................      284,400
                                                                                                     -----------
                                                                                                         675,400
                                                                                                     -----------
           COMMERCIAL SERVICES (3.8%)
   7,200   Caribiner International, Inc.*..........................................................      320,400
  14,000   Primark Corp.*..........................................................................      569,625
   9,600   Whittman-Hart, Inc......................................................................      328,800
                                                                                                     -----------
                                                                                                       1,218,825
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE (0.3%)
   6,228   Excel Communications, Inc...............................................................       90,305
                                                                                                     -----------
           COMPUTER EQUIPMENT (1.0%)
   5,300   Storage Technology Corp.*...............................................................      328,269
                                                                                                     -----------
           COMPUTER SERVICES (0.2%)
   3,000   American Business Information, Inc. (A Shares)..........................................       29,250
   3,000   American Business Information, Inc. (B Shares)..........................................       30,000
                                                                                                     -----------
                                                                                                          59,250
                                                                                                     -----------
           COMPUTER SOFTWARE (3.2%)
   5,000   Alladin Knowledge Systems Ltd...........................................................       85,000
   8,000   American Software, Inc. (Class A).......................................................       74,000
   2,500   Avant! Corp.*...........................................................................       41,875
  10,400   Compuware Corp.*........................................................................      332,800
  10,400   Systems & Computer Technology Corp.*....................................................      516,100
                                                                                                     -----------
                                                                                                       1,049,775
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (7.5%)
  14,250   Analysts International Corp.............................................................      491,625
   8,300   Harbinger Corp.*........................................................................      231,362

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  13,400   ISG International Software Group Ltd.* (Israel).........................................  $   189,275
  10,300   Keane, Inc.*............................................................................      418,437
   7,800   Manugistics Group, Inc.*................................................................      346,125
   6,400   PRI Automation, Inc.*...................................................................      184,800
   9,200   Scopus Technology, Inc.*................................................................      110,400
  11,000   SMART Modular Technologies, Inc.*.......................................................      250,250
   9,300   STB Systems, Inc.*......................................................................      203,437
                                                                                                     -----------
                                                                                                       2,425,711
                                                                                                     -----------
           COMPUTERS (2.3%)
   9,000   Data General Corp.*.....................................................................      156,937
   8,200   Gulfstream Aerospace Corp.*.............................................................      239,850
  10,500   Micron Electronics, Inc.*...............................................................       95,156
   5,800   MICROS Systems, Inc.*...................................................................      261,000
                                                                                                     -----------
                                                                                                         752,943
                                                                                                     -----------
           CONSUMER SERVICES (0.8%)
  11,000   E*TRADE Group, Inc.*....................................................................      253,000
                                                                                                     -----------
           DRUGS (1.3%)
   8,500   Elan Corp. PLC (ADR)* (Ireland).........................................................      435,094
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (0.7%)
  10,200   JPM Co.*................................................................................      211,650
                                                                                                     -----------
           ELECTRONICS (3.1%)
   2,000   Analog Devices, Inc.*...................................................................       55,375
   6,600   Sawtek, Inc.*...........................................................................      173,250
  12,400   Sipex Corp.*............................................................................      375,100
   6,600   Teradyne, Inc.*.........................................................................      211,200
   5,000   Vitesse Semiconductor Corp.*............................................................      188,750
                                                                                                     -----------
                                                                                                       1,003,675
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.9%)
   6,200   CFM Technologies, Inc.*.................................................................       94,550
   5,300   Etec Systems, Inc.*.....................................................................      245,787
   6,900   Kulicke & Soffa Industries, Inc.*.......................................................      128,512
   6,500   TriQuint Semiconductor, Inc.*...........................................................      131,625
                                                                                                     -----------
                                                                                                         600,474
                                                                                                     -----------
           ENVIRONMENTAL CONTROL (1.5%)
   5,200   Culligan Water Technologies, Inc.*......................................................      261,300
   5,500   U.S.A Waste Services, Inc.*.............................................................      215,875
                                                                                                     -----------
                                                                                                         477,175
                                                                                                     -----------
           FINANCIAL SERVICES (1.5%)
   7,000   Arcadia Financial Ltd...................................................................       52,062
  12,000   HealthCare Financial Partners*..........................................................      420,000
                                                                                                     -----------
                                                                                                         472,062
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD PROCESSING (0.7%)
   8,100   International Multifoods Corp...........................................................  $   229,331
                                                                                                     -----------
           HEALTH SERVICES (1.2%)
  19,500   Assisted Living Concepts, Inc.*.........................................................      385,125
                                                                                                     -----------
           HEALTHCARE (1.6%)
  15,000   Allegiance Corp.........................................................................      531,562
                                                                                                     -----------
           HEALTHCARE - MISCELLANEOUS (1.1%)
  12,100   Superior Consultant Holdings Corp.*.....................................................      356,950
                                                                                                     -----------
           HOSPITAL RELATED (0.4%)
   5,200   Genesis Health Ventures, Inc.*..........................................................      137,150
                                                                                                     -----------
           INSURANCE (0.7%)
   7,400   Penn Treaty American Corp.*.............................................................      234,950
                                                                                                     -----------
           LEISURE (0.5%)
  12,000   Funco, Inc.*............................................................................      174,000
                                                                                                     -----------
           MACHINERY (1.1%)
  10,600   National-Oilwell, Inc.*.................................................................      362,387
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (0.3%)
   1,700   Ade Corp................................................................................       29,537
   2,500   Advanced Energy Industries, Inc.*.......................................................       36,563
   1,500   Asyst Technologies, Inc.*...............................................................       32,625
                                                                                                     -----------
                                                                                                          98,725
                                                                                                     -----------
           MANUFACTURING - DIVERSIFIED (0.1%)
   1,800   Safety Components International, Inc....................................................       21,150
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (1.0%)
  19,600   Graham-Field Health Products, Inc.......................................................      327,075
                                                                                                     -----------
           MISCELLANEOUS (5.5%)
   3,500   Advance Paradigm, Inc...................................................................      111,125
   7,000   Agribiotech, Inc.*......................................................................      119,000
  15,000   Brunswick Technologies, Inc.*...........................................................      215,625
   6,400   Immunex Corp.*..........................................................................      345,600
   4,700   Innovex, Inc............................................................................      107,806
  12,000   ITEQ, Inc.*.............................................................................      137,250
  12,500   Mail-Well, Inc.*........................................................................      506,250
   7,400   Scotts Company (The) (Class A)*.........................................................      223,850
                                                                                                     -----------
                                                                                                       1,766,506
                                                                                                     -----------
           OIL & GAS (1.5%)
  11,800   Lomak Petroleum, Inc....................................................................      191,750
   9,900   Noble Drilling Corp.*...................................................................      303,188
                                                                                                     -----------
                                                                                                         494,938
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           OIL & GAS DRILLING (0.9%)
   8,000   Patterson Energy, Inc.*.................................................................  $   309,500
                                                                                                     -----------
           OIL & GAS EXPLORATION (1.2%)
  11,000   St. Mary Land & Exploration Co..........................................................      378,125
                                                                                                     -----------
           OIL EQUIPMENT & SERVICES (2.0%)
  20,000   Core Laboratories N.V...................................................................      360,000
   8,200   ENSCO International, Inc................................................................      274,700
                                                                                                     -----------
                                                                                                         634,700
                                                                                                     -----------
           PHARMACEUTICALS (3.7%)
  10,100   Alkermes, Inc.*.........................................................................      198,213
   9,500   Dura Pharmaceuticals, Inc.*.............................................................      435,813
   9,700   North American Vaccine, Inc.............................................................      241,894
   7,600   SangStat Medical Corp.*.................................................................      306,850
                                                                                                     -----------
                                                                                                       1,182,770
                                                                                                     -----------
           POLLUTION CONTROL (1.3%)
  12,000   American Disposal Services, Inc.........................................................      436,500
                                                                                                     -----------
           PUBLISHING (0.9%)
   7,900   Valassis Communications, Inc.*..........................................................      292,300
                                                                                                     -----------
           RETAIL (3.3%)
  11,300   Claire's Stores, Inc....................................................................      219,644
  10,900   Michaels Stores, Inc.*..................................................................      318,825
   7,900   Ross Stores, Inc........................................................................      287,363
   8,700   Stein Mart, Inc.*.......................................................................      230,550
                                                                                                     -----------
                                                                                                       1,056,382
                                                                                                     -----------
           RETAIL - SPECIALTY (1.6%)
   6,500   Cole National Corp. (Class A)*..........................................................      194,594
   7,675   Consolidated Stores Corp.*..............................................................      337,220
                                                                                                     -----------
                                                                                                         531,814
                                                                                                     -----------
           SEMICONDUCTORS (0.8%)
   2,500   ATMI, Inc...............................................................................       59,688
   5,100   KLA-Tencor Corp.*.......................................................................      196,669
                                                                                                     -----------
                                                                                                         256,357
                                                                                                     -----------
           SPECIALIZED SERVICES (0.8%)
   7,100   Service Corp. International.............................................................      262,256
                                                                                                     -----------
           STEEL (1.7%)
  12,100   Maverick Tube Corp.*....................................................................      300,988
  15,000   Steel Dynamics, Inc.*...................................................................      240,000
                                                                                                     -----------
                                                                                                         540,988
                                                                                                     -----------
           STEEL & IRON (0.7%)
  10,000   Tubos de Acero de Mexico S.A. de C.V. (ADR)* (Mexico)...................................      216,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (3.7%)
   2,400   Associated Group, Inc. (Class B)........................................................  $    69,600
  14,400   Davox Corp.*............................................................................      464,400
  15,400   Digital Microwave Corp.*................................................................      223,300
   9,300   DSC Communications Corp.*...............................................................      222,038
  12,400   P-COM, Inc.*............................................................................      213,900
                                                                                                     -----------
                                                                                                       1,193,238
                                                                                                     -----------
           TELECOMMUNICATIONS (1.6%)
   2,000   Advanced Fibre Communications, Inc.*....................................................       58,250
   7,200   Aerial Communications, Inc.*............................................................       51,300
   8,000   ARC International Corp..................................................................       50,000
   2,900   QUALCOMM, Inc.*.........................................................................      146,450
  10,500   Tel-Save Holdings, Inc.*................................................................      207,375
                                                                                                     -----------
                                                                                                         513,375
                                                                                                     -----------
           TRANSPORTATION (0.8%)
   2,500   Air Express International Corp..........................................................       75,313
   6,100   Trico Marine Service, Inc.*.............................................................      179,188
                                                                                                     -----------
                                                                                                         254,501
                                                                                                     -----------
           TRUCKERS (1.1%)
   7,100   Caliber System, Inc.....................................................................      345,681
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.7%)
  15,200   ADFlex Solutions, Inc.*.................................................................      243,200
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $23,974,391)...........................................................   25,358,531
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (21.2%)
           U.S. GOVERNMENT AGENCY (a) (20.7%)
$  6,700   Federal Home Loan Bank 5.75% due 01/02/98 (AMORTIZED COST $6,698,930)...................    6,698,930
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.5%)
$    151   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $150,574) (b)
             (IDENTIFIED COST $150,541)............................................................  $   150,541
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $6,849,471)............................................................    6,849,471
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $30,823,862) (c)..........................................................   99.7 %   32,208,002

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.3         97,909
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 32,305,911
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $110,395 U.S. Treasury Bond 9.25% due 02/15/16 valued at $153,552.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,662,201 and the aggregate gross unrealized depreciation is $2,278,061, resulting in net unrealized appreciation of $1,384,140.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (88.9%)
           AGRICULTURE RELATED (2.1%)
 167,000   Archer-Daniels-Midland Co..............................................................  $  3,621,812
 150,000   Dekalb Genetics Corp. (Class B)........................................................     5,887,500
  66,666   Delta & Pine Land Co...................................................................     2,033,313
  50,000   Pioneer Hi-Bred International, Inc.....................................................     5,362,500
                                                                                                    ------------
                                                                                                      16,905,125
                                                                                                    ------------
           APPAREL (0.8%)
 200,000   Warnaco Group, Inc. (Class A)..........................................................     6,275,000
                                                                                                    ------------
           AUTO RELATED (0.4%)
  92,100   Budget Group, Inc. (Class A)*..........................................................     3,183,206
                                                                                                    ------------
           BANKS (8.8%)
  78,000   AmSouth Bancorporation.................................................................     4,236,375
  50,000   First Chicago NBD Corp.................................................................     4,175,000
 120,000   First of America Bank Corp.............................................................     9,255,000
 160,000   First Union Corp.......................................................................     8,200,000
 100,000   NationsBank Corp.......................................................................     6,081,250
 116,000   Norwest Corp...........................................................................     4,480,500
  34,000   State Street Corp......................................................................     1,978,375
 250,000   TCF Financial Corp.....................................................................     8,484,375
  74,000   U.S. Bancorp...........................................................................     8,283,375
  60,000   Union Planters Corp....................................................................     4,076,250
  26,000   Wells Fargo & Co.......................................................................     8,825,375
  40,000   Westamerica Bancorporation.............................................................     4,090,000
                                                                                                    ------------
                                                                                                      72,165,875
                                                                                                    ------------
           BIOTECHNOLOGY (2.8%)
  97,000   Alkermes, Inc.*........................................................................     1,903,625
 260,000   BioChem Pharma, Inc. (Canada)*.........................................................     5,411,250
 200,000   Centocor, Inc.*........................................................................     6,650,000
  19,000   Gilead Sciences, Inc.*.................................................................       726,750
 233,000   IDEC Pharmaceuticals Corp.*............................................................     8,009,375
                                                                                                    ------------
                                                                                                      22,701,000
                                                                                                    ------------
           CABLE & TELECOMMUNICATIONS (2.0%)
 220,000   Cox Communications, Inc. (Class A)*....................................................     8,813,750
 120,000   Time Warner, Inc.......................................................................     7,440,000
                                                                                                    ------------
                                                                                                      16,253,750
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (1.1%)
  60,000   CIENA Corp.*...........................................................................     3,667,500
 120,000   Newbridge Networks Corp. (Canada)*.....................................................     4,185,000
  40,000   Tekelec*...............................................................................     1,220,000
                                                                                                    ------------
                                                                                                       9,072,500
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE (8.2%)
 100,000   Arbor Software Corp.*..................................................................  $  4,037,500
 210,000   BEA Systems, Inc.*.....................................................................     3,635,625
 102,000   Citrix Systems, Inc.*..................................................................     7,752,000
 150,000   Computer Associates International, Inc.................................................     7,931,250
 230,000   Compuware Corp.*.......................................................................     7,360,000
  40,000   Great Plains Software, Inc.*...........................................................     1,090,000
 180,000   Legato Systems, Inc.*..................................................................     7,875,000
 225,000   Manugistics Group, Inc.*...............................................................     9,984,375
 240,000   PeopleSoft, Inc.*......................................................................     9,300,000
 171,000   Veritas Software Corp.*................................................................     8,656,875
                                                                                                    ------------
                                                                                                      67,622,625
                                                                                                    ------------
           CONSTRUCTION (1.1%)
 100,000   Kaufman & Broad Home Corp..............................................................     2,243,750
 240,000   Lafarge Corp...........................................................................     7,095,000
                                                                                                    ------------
                                                                                                       9,338,750
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (4.6%)
  86,000   Clorox Co..............................................................................     6,799,375
 100,000   Crown Cork & Seal Co., Inc.............................................................     5,012,500
 150,000   General Mills, Inc.....................................................................    10,743,750
 132,000   Kroger Co.*............................................................................     4,875,750
  78,000   Lance, Inc.............................................................................     2,047,500
  10,000   McCormick & Co., Inc. (Non Vtg)........................................................       280,000
 100,000   Procter & Gamble Co....................................................................     7,981,250
                                                                                                    ------------
                                                                                                      37,740,125
                                                                                                    ------------
           CONSUMER BUSINESS SERVICES (3.4%)
 240,310   Cendant Corp.*.........................................................................     8,260,656
 200,000   Corrections Corp. of America*..........................................................     7,412,500
 150,000   Interpublic Group of Companies, Inc....................................................     7,471,875
  82,800   Service Corp. International............................................................     3,058,425
  40,000   U.S.A. Waste Services, Inc.*...........................................................     1,570,000
                                                                                                    ------------
                                                                                                      27,773,456
                                                                                                    ------------
           CONSUMER PRODUCTS (3.0%)
  30,000   CVS Corp...............................................................................     1,921,875
 200,000   Dominick's Supermarkets, Inc.*.........................................................     7,300,000
 150,000   Great Atlantic & Pacific Tea Co., Inc..................................................     4,453,125
  80,000   Rite Aid Corp..........................................................................     4,695,000
 100,000   Safeway, Inc.*.........................................................................     6,325,000
                                                                                                    ------------
                                                                                                      24,695,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DRUGS (5.6%)
 100,000   ALZA Corp.*............................................................................  $  3,181,250
  90,000   Bristol-Myers Squibb Co................................................................     8,516,250
  59,000   Dura Pharmaceuticals, Inc.*............................................................     2,706,625
 120,000   Lilly (Eli) & Co.......................................................................     8,355,000
  70,000   Medicis Pharmaceutical Corp. (Class A)*................................................     3,587,500
 120,000   Pfizer, Inc............................................................................     8,947,500
  68,000   Schering-Plough Corp...................................................................     4,224,500
  50,000   Warner-Lambert Co......................................................................     6,200,000
                                                                                                    ------------
                                                                                                      45,718,625
                                                                                                    ------------
           ENTERTAINMENT (0.5%)
 100,000   Electronic Arts, Inc.*.................................................................     3,781,250
                                                                                                    ------------
           FINANCIAL - MISCELLANEOUS (2.5%)
  43,700   Affiliated Managers Group, Inc.*.......................................................     1,267,300
  30,000   American Express Co....................................................................     2,677,500
 110,000   Associates First Capital Corp. (Class A)...............................................     7,823,750
  78,000   Edwards (A.G.), Inc....................................................................     3,100,500
  56,100   Hambrecht & Quist Group*...............................................................     2,047,650
  50,000   Merrill Lynch & Co., Inc...............................................................     3,646,875
                                                                                                    ------------
                                                                                                      20,563,575
                                                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES (3.3%)
 217,500   Health Management Associates, Inc. (Class A)*..........................................     5,491,875
 220,000   Healthsouth Corp.*.....................................................................     6,105,000
 200,000   Renal Treatment Centers, Inc.*.........................................................     7,225,000
 250,000   Tenet Healthcare Corp.*................................................................     8,281,250
                                                                                                    ------------
                                                                                                      27,103,125
                                                                                                    ------------
           INSURANCE (4.2%)
 130,000   Equitable Companies, Inc...............................................................     6,467,500
  22,300   Executive Risk, Inc....................................................................     1,556,819
 109,800   Hartford Life, Inc. (Class A)..........................................................     4,975,312
  42,000   Marsh & McLennan Companies, Inc........................................................     3,131,625
  32,500   Nationwide Financial Services, Inc. (Class A)..........................................     1,174,062
 100,000   Provident Companies, Inc...............................................................     3,862,500
 100,000   Torchmark Corp.........................................................................     4,206,250
  94,500   Travelers Group, Inc...................................................................     5,091,187
  80,000   UNUM Corp..............................................................................     4,350,000
                                                                                                    ------------
                                                                                                      34,815,255
                                                                                                    ------------
           INTERNET (3.3%)
 100,000   America Online, Inc.*..................................................................     8,918,750
 165,000   Check Point Software Technologies Ltd.* (Israel).......................................     6,723,750

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 200,000   CheckFree Holdings Corp.*..............................................................  $  5,400,000
 250,000   Netscape Communications Corp.*.........................................................     6,062,500
                                                                                                    ------------
                                                                                                      27,105,000
                                                                                                    ------------
           MEDIA GROUP (9.7%)
 121,410   CBS Corp...............................................................................     3,574,007
  67,500   Chancellor Media Corp.*................................................................     5,037,188
  61,600   Clear Channel Communications, Inc.*....................................................     4,893,350
 200,000   Heftel Broadcasting Corp. (Class A)*...................................................     9,350,000
 160,000   Jacor Communications, Inc.*............................................................     8,500,000
  61,000   Lin Television Corp.*..................................................................     3,324,500
 500,000   News Corp., Ltd. (ADR) (Australia).....................................................    11,156,250
 181,687   Outdoor Systems, Inc.*.................................................................     6,972,239
 135,000   Tribune Co.............................................................................     8,403,750
  33,500   Universal Outdoor Holdings, Inc.*......................................................     1,742,000
  66,600   Univision Communications, Inc. (Class A)*..............................................     4,649,513
 300,000   Viacom, Inc. (Class B)*................................................................    12,431,250
                                                                                                    ------------
                                                                                                      80,034,047
                                                                                                    ------------
           MEDICAL SUPPLIES (1.1%)
  84,000   Guidant Corp...........................................................................     5,229,000
 100,000   Mentor Corp............................................................................     3,650,000
  24,000   Somnus Medical Technologies, Inc.*.....................................................       298,500
                                                                                                    ------------
                                                                                                       9,177,500
                                                                                                    ------------
           REAL ESTATE (0.0%)
   3,900   LaSalle Partners, Inc.*................................................................       138,938
   8,500   Trammell Crow Co.*.....................................................................       218,875
                                                                                                    ------------
                                                                                                         357,813
                                                                                                    ------------
           RETAIL (10.1%)
  53,200   Barnes & Noble, Inc.*..................................................................     1,775,550
 170,000   Costco Companies, Inc.*................................................................     7,575,625
 120,000   Dayton-Hudson Corp.....................................................................     8,100,000
 322,500   Family Dollar Stores, Inc..............................................................     9,453,281
 150,000   General Nutrition Companies*...........................................................     5,081,250
 225,000   Hasbro, Inc............................................................................     7,087,500
 112,500   Home Depot, Inc........................................................................     6,623,438
 550,000   Kmart Corp.*...........................................................................     6,359,375
 320,000   Limited (The), Inc.....................................................................     8,160,000
 120,000   Payless ShoeSource, Inc.*..............................................................     8,055,000
 240,000   Proffitt's, Inc.*......................................................................     6,825,000
 200,000   Wal-Mart Stores, Inc...................................................................     7,887,500
                                                                                                    ------------
                                                                                                      82,983,519
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (0.1%)
  40,000   Vitesse Semiconductor Corp.*...........................................................  $  1,510,000
                                                                                                    ------------
           TELECOMMUNICATIONS (2.4%)
 200,000   LCI International, Inc.*...............................................................     6,150,000
 150,000   Pacific Gateway Exchange, Inc.*........................................................     8,062,500
 100,000   Teleport Communications Group Inc.*....................................................     5,487,537
                                                                                                    ------------
                                                                                                      19,700,037
                                                                                                    ------------
           TRANSPORTATION (0.9%)
 125,000   US Airways Group Inc.*.................................................................     7,812,500
                                                                                                    ------------
           UTILITIES (6.9%)
 210,000   Consolidated Edison Co. of New York, Inc...............................................     8,610,000
 150,000   Dominion Resources, Inc................................................................     6,384,375
 160,000   GTE Corp...............................................................................     8,360,000
 265,000   New York State Electric & Gas Corp.....................................................     9,407,500
 280,000   SCANA Corp.............................................................................     8,382,500
 200,000   Texas Utilities Co.....................................................................     8,312,500
 180,000   U.S. West Communications Group, Inc....................................................     8,122,500
                                                                                                    ------------
                                                                                                      57,579,375
                                                                                                    ------------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $603,563,479).........................................................   731,968,033
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           U.S. GOVERNMENT OBLIGATIONS (8.4%)
$ 59,100   U.S. Treasury Bond 6.375% due 08/15/27.................................................    62,352,273
  23,500   U.S. Treasury Note 0.00% due 11/15/19..................................................     6,294,240
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $66,400,693)..........................................................    68,646,513
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (3.6%)
           U.S. GOVERNMENT AGENCY (a) (3.6%)
$ 29,300   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
             (AMORTIZED COST $29,295,117).........................................................  $ 29,295,117
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     274   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $274,232) (b)
             (IDENTIFIED COST $274,173)...........................................................       274,173
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $29,569,290)..........................................................    29,569,290
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $699,533,462) (c)........................................................  100.9 %   830,183,836

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.9)     (7,093,554)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 823,090,282
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $273,473 U.S. Treasury Note 5.875% due 02/28/99 valued at $279,657.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $142,629,367 and the aggregate gross unrealized depreciation is $11,978,993, resulting in net unrealized appreciation of $130,650,374.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (62.5%)
           AEROSPACE & DEFENSE (2.0%)
  62,000   General Motors Corp. (Class H)..................................................................  $  2,290,125
  60,500   Honeywell, Inc..................................................................................     4,144,250
  34,868   Raytheon Co. (Class A)..........................................................................     1,719,468
  63,300   Watkins-Johnson Co..............................................................................     1,641,844
                                                                                                             ------------
                                                                                                                9,795,687
                                                                                                             ------------
           AIRLINES (1.0%)
 100,000   Continental Airlines, Inc. (Class B)*...........................................................     4,812,500
                                                                                                             ------------
           ALUMINUM (0.7%)
  52,000   Aluminum Co. of America.........................................................................     3,659,500
                                                                                                             ------------
           APPLIANCES & HOUSEHOLD DURABLES (0.9%)
 125,000   Maytag Corp.....................................................................................     4,664,062
                                                                                                             ------------
           AUTOMOTIVE (1.7%)
 122,900   Chrysler Corp...................................................................................     4,324,544
  85,000   Ford Motor Co...................................................................................     4,138,437
                                                                                                             ------------
                                                                                                                8,462,981
                                                                                                             ------------
           BANKS (1.8%)
  64,000   NationsBank Corp................................................................................     3,892,000
  14,050   Wells Fargo & Co................................................................................     4,769,097
                                                                                                             ------------
                                                                                                                8,661,097
                                                                                                             ------------
           BANKS - MONEY CENTER (1.5%)
  33,300   Chase Manhattan Corp............................................................................     3,646,350
  30,000   Citicorp........................................................................................     3,793,125
                                                                                                             ------------
                                                                                                                7,439,475
                                                                                                             ------------
           BEVERAGES - SOFT DRINKS (0.8%)
 104,900   PepsiCo, Inc....................................................................................     3,822,294
                                                                                                             ------------
           CABLE & TELECOMMUNICATIONS (1.0%)
 170,000   U.S. West Media Group, Inc.*....................................................................     4,908,750
                                                                                                             ------------
           CHEMICALS (1.8%)
  45,800   Dow Chemical Co.................................................................................     4,648,700
 104,200   Monsanto Co.....................................................................................     4,376,400
                                                                                                             ------------
                                                                                                                9,025,100
                                                                                                             ------------
           COMMUNICATIONS EQUIPMENT (2.4%)
  76,650   Cisco Systems, Inc.*............................................................................     4,273,237
  46,400   Lucent Technologies, Inc........................................................................     3,706,200
  72,100   Tellabs, Inc.*..................................................................................     3,798,769
                                                                                                             ------------
                                                                                                               11,778,206
                                                                                                             ------------

NUMBER OF
 SHARES                                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
           COMPUTER EQUIPMENT (1.1%)
  42,500   Dell Computer Corp.*............................................................................  $  3,570,000
 104,200   Seagate Technology, Inc.*.......................................................................     2,005,850
                                                                                                             ------------
                                                                                                                5,575,850
                                                                                                             ------------
           COMPUTER SOFTWARE (0.8%)
  30,300   Microsoft Corp.*................................................................................     3,914,381
                                                                                                             ------------
           COMPUTERS (2.4%)
  91,600   Diebold, Inc....................................................................................     4,637,250
 114,000   Gateway 2000, Inc.*.............................................................................     3,719,250
  92,900   Sun Microsystems, Inc.*.........................................................................     3,704,387
                                                                                                             ------------
                                                                                                               12,060,887
                                                                                                             ------------
           ELECTRIC - MAJOR (0.9%)
  59,200   General Electric Co.............................................................................     4,343,800
                                                                                                             ------------
           ENTERTAINMENT/GAMING (0.7%)
 149,000   Mirage Resorts, Inc.*...........................................................................     3,389,750
                                                                                                             ------------
           FINANCIAL SERVICES (2.8%)
  50,000   American Express Co.............................................................................     4,462,500
  87,300   Fannie Mae......................................................................................     4,981,556
  83,850   Travelers Group, Inc............................................................................     4,517,419
                                                                                                             ------------
                                                                                                               13,961,475
                                                                                                             ------------
           FOODS (1.8%)
  60,300   General Mills, Inc..............................................................................     4,318,987
  95,000   Kellogg Co......................................................................................     4,714,375
                                                                                                             ------------
                                                                                                                9,033,362
                                                                                                             ------------
           HEALTHCARE - HMOS (0.7%)
 175,000   Humana, Inc.*...................................................................................     3,631,250
                                                                                                             ------------
           HOUSEHOLD PRODUCTS (0.9%)
  57,800   Colgate-Palmolive Co............................................................................     4,248,300
                                                                                                             ------------
           INSURANCE (2.6%)
  41,500   Ace, Ltd. (Bermuda).............................................................................     4,004,750
  38,500   American International Group, Inc...............................................................     4,186,875
  96,000   Equitable Companies, Inc........................................................................     4,776,000
                                                                                                             ------------
                                                                                                               12,967,625
                                                                                                             ------------
           INTERNET (0.9%)
  50,300   America Online, Inc.*...........................................................................     4,486,131
                                                                                                             ------------
           MEDIA GROUP (1.0%)
  64,500   Clear Channel Communications, Inc.*.............................................................     5,123,719
                                                                                                             ------------
           OIL - DOMESTIC (0.8%)
  48,300   Atlantic Richfield Co...........................................................................     3,870,037
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
           OIL INTEGRATED - DOMESTIC (1.5%)
  68,000   Amerada Hess Corp...............................................................................  $  3,731,500
 151,000   Union Pacific Resources Group, Inc..............................................................     3,661,750
                                                                                                             ------------
                                                                                                                7,393,250
                                                                                                             ------------
           OIL INTEGRATED - INTERNATIONAL (3.1%)
  64,200   Exxon Corp......................................................................................     3,928,237
  55,200   Mobil Corp......................................................................................     3,984,750
  72,300   Royal Dutch Petroleum Co. (ADR) (Netherlands)...................................................     3,917,756
  65,700   Texaco, Inc.....................................................................................     3,572,437
                                                                                                             ------------
                                                                                                               15,403,180
                                                                                                             ------------
           PAPER PRODUCTS (1.3%)
  82,400   Bowater, Inc....................................................................................     3,661,650
  64,200   Champion International Corp.....................................................................     2,909,062
                                                                                                             ------------
                                                                                                                6,570,712
                                                                                                             ------------
           PHARMACEUTICALS (4.3%)
  64,300   Abbott Laboratories.............................................................................     4,215,669
  56,300   American Home Products Corp.....................................................................     4,306,950
  68,400   Johnson & Johnson...............................................................................     4,505,850
  66,600   Lilly (Eli) & Co................................................................................     4,637,025
  29,100   Warner-Lambert Co...............................................................................     3,608,400
                                                                                                             ------------
                                                                                                               21,273,894
                                                                                                             ------------
           PROPERTY - CASUALTY INSURANCE (0.9%)
  58,000   Chubb Corp......................................................................................     4,386,250
                                                                                                             ------------
           RETAIL (0.8%)
  77,300   May Department Stores Co........................................................................     4,072,744
                                                                                                             ------------
           RETAIL - DEPARTMENT STORES (0.6%)
 265,000   Kmart Corp.*....................................................................................     3,064,062
                                                                                                             ------------
           RETAIL - SPECIALTY (4.5%)
 122,400   Bed Bath & Beyond, Inc.*........................................................................     4,697,100
 106,000   Costco Companies, Inc.*.........................................................................     4,723,625
 190,000   Eagle Hardware & Garden, Inc.*..................................................................     3,681,250
  76,300   Home Depot, Inc.................................................................................     4,492,163
  68,300   Payless ShoeSource, Inc.*.......................................................................     4,584,638
                                                                                                             ------------
                                                                                                               22,178,776
                                                                                                             ------------
           RETAIL - SPECIALTY APPAREL (2.7%)
 125,700   Gap, Inc........................................................................................     4,454,494
 170,000   Limited (The), Inc..............................................................................     4,335,000
 163,000   Wet Seal, Inc. (Class A)*.......................................................................     4,808,500
                                                                                                             ------------
                                                                                                               13,597,994
                                                                                                             ------------

NUMBER OF
 SHARES                                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
           SAVINGS & LOAN ASSOCIATIONS (1.7%)
  46,000   Golden West Financial Corp......................................................................  $  4,499,375
  60,300   Washington Mutual, Inc..........................................................................     3,844,125
                                                                                                             ------------
                                                                                                                8,343,500
                                                                                                             ------------
           SEMICONDUCTOR EQUIPMENT (1.9%)
  79,000   Altera Corp.*...................................................................................     2,616,875
  80,800   Applied Materials, Inc.*........................................................................     2,429,050
  56,500   KLA-Tencor Corp.*...............................................................................     2,178,781
  71,700   Teradyne, Inc.*.................................................................................     2,294,400
                                                                                                             ------------
                                                                                                                9,519,106
                                                                                                             ------------
           SEMICONDUCTORS (1.2%)
  45,000   Intel Corp......................................................................................     3,158,438
 113,000   Micron Technology, Inc.*........................................................................     2,938,000
                                                                                                             ------------
                                                                                                                6,096,438
                                                                                                             ------------
           SHOES (0.6%)
  79,500   Nike, Inc. (Class B)............................................................................     3,120,375
                                                                                                             ------------
           STEEL & IRON (0.8%)
  78,600   Nucor Corp......................................................................................     3,797,363
                                                                                                             ------------
           TELECOMMUNICATIONS (1.8%)
 175,000   Frontier Corp...................................................................................     4,210,938
 191,000   Winstar Communications, Inc.*...................................................................     4,763,063
                                                                                                             ------------
                                                                                                                8,974,001
                                                                                                             ------------
           TOBACCO (0.9%)
 100,000   Philip Morris Companies, Inc....................................................................     4,531,250
                                                                                                             ------------
           TRUCKERS (0.6%)
 126,600   Yellow Corp.*...................................................................................     3,172,913
                                                                                                             ------------
           WHOLESALE DISTRIBUTOR (0.3%)
  95,000   CHS Electronics, Inc.*..........................................................................     1,591,250
                                                                                                             ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $277,707,969)..................................................................   310,723,277
                                                                                                             ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (10.1%)
           AEROSPACE & DEFENSE (0.2%)
$  1,000   Raytheon Co.
             7.20% due 08/15/27....................................................................     1,045,880
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           BANKS (0.8%)
$  1,000   Central Fidelity Capital I, Inc. (Series A)
             6.758%+ due 04/15/27..................................................................  $  1,018,930
   1,000   Norwest Financial, Inc.
             6.20% due 02/15/01....................................................................     1,000,670
   2,000   St. Paul Bancorp, Inc.
             7.125% due 02/15/04...................................................................     2,047,580
                                                                                                     ------------
                                                                                                        4,067,180
                                                                                                     ------------
           BANKS - REGIONAL (0.4%)
   2,000   Firstar Bank Milwaukee
             6.25% due 12/01/02....................................................................     2,005,000
                                                                                                     ------------
           BROKERAGE (1.6%)
   2,000   Bear Stearns Co., Inc.
             6.75% due 12/15/07....................................................................     2,010,660
   2,000   Lehman Brothers Holdings, Inc. (Series E)
             6.50% due 07/18/00....................................................................     2,010,840
   2,000   Paine Webber Group, Inc.
             6.79% due 10/04/04....................................................................     2,029,940
   2,000   Salomon, Inc.
             6.65% due 07/15/01....................................................................     2,022,640
                                                                                                     ------------
                                                                                                        8,074,080
                                                                                                     ------------
           CABLE & TELECOMMUNICATIONS (0.2%)
   1,000   TCI Communications, Inc.
             8.75% due 08/01/15....................................................................     1,157,910
                                                                                                     ------------
           FINANCE - CONSUMER (0.3%)
   1,500   Commercial Credit Co.
             6.50% due 06/01/05....................................................................     1,503,180
                                                                                                     ------------
           FINANCIAL SERVICES (3.1%)
   3,000   Advanta National Bank
             5.98% due 02/10/98....................................................................     2,999,460
   2,000   Arkwright CSN Trust - 144A**
             9.625% due 08/15/26...................................................................     2,345,000
   3,000   Centura Capital Trust I - 144A**
             8.845% due 06/01/27...................................................................     3,333,750
   3,000   Markel Capital Trust I (Series B)
             8.71% due 01/01/46....................................................................     3,269,550
   1,000   MBIA Inc.
             7.15% due 07/15/27....................................................................     1,052,760
   2,000   Orion Capital Trust I
             8.73% due 01/01/37....................................................................     2,180,000
                                                                                                     ------------
                                                                                                       15,180,520
                                                                                                     ------------
           METALS & MINING (0.4%)
   2,000   Placer Dome, Inc. (Canada)
             8.50% due 12/31/45....................................................................     1,897,500
                                                                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           MISCELLANEOUS (0.4%)
$  1,000   Northrop-Grumman Corp.
             7.875% due 03/01/26...................................................................  $  1,116,740
   1,000   Solutia, Inc.
             7.375% due 10/15/27...................................................................     1,034,060
                                                                                                     ------------
                                                                                                        2,150,800
                                                                                                     ------------
           OIL & GAS (0.4%)
   2,000   Noble Affiliates, Inc.
             7.25% due 08/01/97....................................................................     2,006,520
                                                                                                     ------------
           OIL INTEGRATED - DOMESTIC (0.4%)
   1,950   Mitchell Energy & Development Corp.
             6.75% due 02/15/04....................................................................     1,956,845
                                                                                                     ------------
           REAL ESTATE (0.4%)
   2,000   Crescent Real Estate Equities Co. - 144A**
             6.625% due 09/15/02...................................................................     1,997,440
                                                                                                     ------------
           RETAIL - DEPARTMENT STORES (0.6%)
   2,500   Shopko Stores, Inc.
             8.50% due 03/15/02....................................................................     2,661,600
                                                                                                     ------------
           RETAIL - SPECIALTY (0.4%)
   2,000   Staples, Inc.
             7.125% due 08/15/07...................................................................     2,041,580
                                                                                                     ------------
           UTILITIES - TELEPHONE (0.3%)
   1,000   GTE Corp.
             8.75% due 11/01/21....................................................................     1,201,820
                                                                                                     ------------
           WASTE MANAGEMENT (0.2%)
   1,000   USA Waste Services, Inc.
             6.50% due 12/15/02....................................................................     1,000,000
                                                                                                     ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $48,709,691)...........................................................    49,947,855
                                                                                                     ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.7%)
   3,000   Federal Home Loan Mortgage Corp.
             6.943% due 03/21/07...................................................................     3,183,570
   1,000   U.S. Treasury Bond
             6.375% due 08/15/27...................................................................     1,055,030
   5,000   U.S. Treasury Bond
             6.625% due 02/15/27...................................................................     5,429,200
  10,000   U.S. Treasury Note
             5.00% due 01/31/98....................................................................     9,994,500
   3,000   U.S. Treasury Note
             5.125% due 02/28/98...................................................................     2,997,780

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
$  4,000   U.S. Treasury Note
             5.875% due 02/28/99...................................................................  $  4,011,040
   2,000   U.S. Treasury Note
             6.375% due 05/15/99...................................................................     2,018,440
     500   U.S. Treasury Note
             6.50% due 04/30/99....................................................................       505,470
   7,000   U.S. Treasury Note
             6.875% due 08/31/99...................................................................     7,131,670
   5,000   U.S. Treasury Note
             6.875% due 03/31/00...................................................................     5,124,500
  11,000   U.S. Treasury Note
             6.875% due 05/15/06...................................................................    11,771,430
                                                                                                     ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $52,998,860)...........................................................    53,222,630
                                                                                                     ------------

           SHORT-TERM INVESTMENTS (16.3%)
           U.S. GOVERNMENT AGENCIES (a) (16.2%)
  30,000   Federal Home Loan Banks 5.75-5.80% due 01/02/98-01/07/98................................    29,977,456
  50,825   Federal National Mortgage Association 5.72-5.73% due 01/08/98-01/13/98..................    50,743,012
                                                                                                     ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $80,720,468)............................................................    80,720,468
                                                                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$    461   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $460,749) (b)
             (IDENTIFIED COST $460,650)............................................................  $    460,650
                                                                                                     ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $81,181,118)...........................................................    81,181,118
                                                                                                     ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $460,597,638) (C)........................................................   99.6 %   495,074,880

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.4       1,953,265
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 497,028,145
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at December 31, 1997.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $459,575 U.S. Treasury Note 5.875% due 08/31/99 valued at $469,863.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $52,453,509 and the aggregate gross unrealized depreciation is $17,976,267, resulting in net unrealized appreciation of $34,477,242.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                   MONEY         QUALITY           HIGH                          INCOME
                                   MARKET      INCOME PLUS        YIELD         UTILITIES        BUILDER
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $335,393,493  $  470,339,601  $  367,556,450  $  456,474,943   $55,572,428
Cash..........................        11,373        --             2,298,669          25,000       --
Receivable for:
    Investments sold..........       --             --              --              --             --
    Shares of beneficial
      interest sold...........       264,484         108,023         366,216          85,475       223,206
    Dividends.................       --             --              --             1,065,120        91,817
    Interest..................       688,162       6,934,333       8,114,681         918,812       404,511
    Foreign withholding taxes
      reclaimed...............       --             --              --              --             --
Receivable from affiliate.....       --             --              --              --              16,403
Prepaid expenses and other
  assets......................         3,212           6,229           4,788           5,905       --
                                ------------  --------------  --------------  --------------   -----------
     TOTAL ASSETS.............   336,360,724     477,388,186     378,340,804     458,575,255    56,308,365
                                ------------  --------------  --------------  --------------   -----------
LIABILITIES:
Written call options
  outstanding, at value.......       --             --              --              --             --
Payable for:
    Investments purchased.....       --            1,989,458      10,000,000        --             831,962
    Shares of beneficial
      interest repurchased....       583,989         140,351          76,514         137,901         2,392
    Investment management
      fee.....................       154,313         213,451         162,642         259,020        30,070
Accrued expenses and other
  payables....................        44,273          55,418          40,377          44,078        21,108
                                ------------  --------------  --------------  --------------   -----------
     TOTAL LIABILITIES........       782,575       2,398,678      10,279,533         440,999       885,532
                                ------------  --------------  --------------  --------------   -----------
NET ASSETS:
Paid-in-capital...............   335,578,084     475,844,420     450,437,980     293,549,661    51,578,863
Accumulated undistributed net
  investment income (loss)....            65             148         294,896              53            41
Accumulated undistributed net
  realized gain (loss)........       --          (23,243,545)    (63,345,465)     24,234,386       773,374
Net unrealized appreciation
  (depreciation)..............       --           22,388,485     (19,326,140)    140,350,156     3,070,555
                                ------------  --------------  --------------  --------------   -----------
     NET ASSETS...............  $335,578,149  $  474,989,508  $  368,061,271  $  458,134,256   $55,422,833
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
     *IDENTIFIED COST.........  $335,393,493  $  447,951,116  $  386,882,590  $  316,124,787   $52,501,873
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   335,578,084      44,123,343      60,135,547      24,650,021     4,711,055
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $10.77           $6.12          $18.59        $11.76
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
------------------
**   Includes foreign cash of $86,512 and $21,164, respectively.
***  Premiums received $267,260.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
                                                                 GLOBAL
                                   DIVIDEND       CAPITAL       DIVIDEND      EUROPEAN        PACIFIC        CAPITAL
                                    GROWTH         GROWTH        GROWTH        GROWTH         GROWTH       APPRECIATION    EQUITY
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $1,898,267,697  $137,179,616  $478,597,892  $390,490,656    $68,662,387    $32,208,002  $830,183,836
Cash..........................        --             --            523,453       388,583**      633,493**      --            --
Receivable for:
    Investments sold..........       8,697,540        79,847     2,185,527       108,123         18,543        --          6,472,342
    Shares of beneficial
      interest sold...........         881,113        96,973       205,562        89,352         17,550         97,011       344,355
    Dividends.................       3,448,301        46,525       856,401       445,269         85,864          3,476       269,590
    Interest..................         883,340            22         3,856         6,509         37,726             16     1,423,127
    Foreign withholding taxes
      reclaimed...............        --             --            394,518       600,133        --             --            --
Receivable from affiliate.....        --             --            --            --             --              18,086       --
Prepaid expenses and other
  assets......................          12,994           948         4,229           506            762              6         4,430
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
     TOTAL ASSETS.............   1,912,190,985   137,403,931   482,771,438   392,129,131     69,456,325     32,326,597   838,697,680
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
LIABILITIES:
Written call options
  outstanding, at value.......        --             --            --            --             265,000***     --            --
Payable for:
    Investments purchased.....       3,699,280    10,102,470       503,943       150,204         26,579        --         14,981,760
    Shares of beneficial
      interest repurchased....       1,618,588        97,925       196,846        54,746         71,631          2,600       220,523
    Investment management
      fee.....................         885,557        73,534       323,656       350,605         64,413        --            357,209
Accrued expenses and other
  payables....................          81,802        29,926       133,533       132,323        125,165         18,086        47,906
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
     TOTAL LIABILITIES........       6,285,227    10,303,855     1,157,978       687,878        552,788         20,686    15,607,398
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
NET ASSETS:
Paid-in-capital...............   1,289,995,423    96,754,405   405,875,384   266,541,003    116,472,573     30,969,777   579,416,117
Accumulated undistributed net
  investment income (loss)....             141         9,662       (74,436)    5,394,724      2,054,796        209,858       --
Accumulated undistributed net
  realized gain (loss)........     185,014,381     8,843,005    47,370,806    30,237,204    (26,966,368)      (257,864)  113,023,791
Net unrealized appreciation
  (depreciation)..............     430,895,813    21,493,004    28,441,706    89,268,322    (22,657,464)     1,384,140   130,650,374
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
     NET ASSETS...............  $1,905,905,758  $127,100,076  $481,613,460  $391,441,253    $68,903,537    $32,305,911  $823,090,282
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
     *IDENTIFIED COST.........  $1,467,371,884  $115,686,612  $450,139,081  $301,199,765    $91,320,929    $30,823,862  $699,533,462
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....      88,256,107     6,947,418    34,680,608    16,628,832     11,264,299      2,854,685    24,511,800
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $21.60        $18.29        $13.89        $23.54          $6.12         $11.32        $33.58
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------
                                --------------  ------------  ------------  ------------    -----------    -----------  ------------


                                 STRATEGIST
------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $495,074,880
Cash..........................       --
Receivable for:
    Investments sold..........       --
    Shares of beneficial
      interest sold...........       107,575
    Dividends.................       267,318
    Interest..................     2,016,790
    Foreign withholding taxes
      reclaimed...............       --
Receivable from affiliate.....       --
Prepaid expenses and other
  assets......................         6,635
                                ------------
     TOTAL ASSETS.............   497,473,198
                                ------------
LIABILITIES:
Written call options
  outstanding, at value.......       --
Payable for:
    Investments purchased.....       --
    Shares of beneficial
      interest repurchased....       173,615
    Investment management
      fee.....................       222,817
Accrued expenses and other
  payables....................        48,621
                                ------------
     TOTAL LIABILITIES........       445,053
                                ------------
NET ASSETS:
Paid-in-capital...............   410,247,461
Accumulated undistributed net
  investment income (loss)....            62
Accumulated undistributed net
  realized gain (loss)........    52,303,380
Net unrealized appreciation
  (depreciation)..............    34,477,242
                                ------------
     NET ASSETS...............  $497,028,145
                                ------------
                                ------------
     *IDENTIFIED COST.........  $460,597,638
                                ------------
                                ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    33,589,395
                                ------------
                                ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $14.80
                                ------------
                                ------------

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FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997
                                                  QUALITY
                                    MONEY         INCOME           HIGH                          INCOME
                                   MARKET          PLUS            YIELD         UTILITIES      BUILDER*
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $  19,856,775  $  33,318,522   $  39,904,178   $   3,537,001   $   735,605
Dividends.....................       --             --              --            13,784,320**     600,057**
                                -------------  -------------   -------------   -------------   -----------
     TOTAL INCOME.............     19,856,775     33,318,522      39,904,178      17,321,321     1,335,662
                                -------------  -------------   -------------   -------------   -----------
EXPENSES
Investment management fee.....      1,764,304      2,301,725       1,539,080       2,710,383       170,282
Professional fees.............         28,271         31,458          29,468          30,153        18,848
Custodian fees................         20,977         53,009          26,126          28,366        26,715
Shareholder reports and
  notices.....................         23,726         25,683          19,691          26,668         5,343
Trustees' fees and expenses...          1,353          3,091             945           1,832            38
Transfer agent fees and
  expenses....................            500            500             500             500           500
Other.........................          4,373         12,525          10,618           7,024         2,107
                                -------------  -------------   -------------   -------------   -----------
     TOTAL EXPENSES...........      1,843,504      2,427,991       1,626,428       2,804,926       223,833
Less: amounts
  waived/assumed..............       --             --              --              --            (189,050)
                                -------------  -------------   -------------   -------------   -----------
     NET EXPENSES.............      1,843,504      2,427,991       1,626,428       2,804,926        34,783
                                -------------  -------------   -------------   -------------   -----------
     NET INVESTMENT INCOME....     18,013,271     30,890,531      38,277,750      14,516,395     1,300,879
                                -------------  -------------   -------------   -------------   -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............       --            4,211,639         184,126      24,274,209       773,374
    Options written...........       --             --              --              --             --
    Foreign exchange
      transactions............       --             --              --              --             --
                                -------------  -------------   -------------   -------------   -----------
     NET GAIN (LOSS)..........       --            4,211,639         184,126      24,274,209       773,374
                                -------------  -------------   -------------   -------------   -----------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............       --           12,724,498      (2,939,937)     61,888,240     3,070,555
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --              --              --             --
                                -------------  -------------   -------------   -------------   -----------
     NET APPRECIATION
     (DEPRECIATION)...........       --           12,724,498      (2,939,937)     61,888,240     3,070,555
                                -------------  -------------   -------------   -------------   -----------
     NET GAIN (LOSS)..........       --           16,936,137      (2,755,811)     86,162,449     3,843,929
                                -------------  -------------   -------------   -------------   -----------
NET INCREASE (DECREASE).......  $  18,013,271  $  47,826,668   $  35,521,939   $ 100,678,844   $ 5,144,808
                                -------------  -------------   -------------   -------------   -----------
                                -------------  -------------   -------------   -------------   -----------
------------------
 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.
**   Net of $129,452, $107, $139,529, $1,492, $1,056,020, $1,203,783, $205,546
     and $21,722 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                 GLOBAL
                                  DIVIDEND       CAPITAL        DIVIDEND      EUROPEAN       PACIFIC         CAPITAL
                                   GROWTH         GROWTH         GROWTH        GROWTH         GROWTH      APPRECIATION*
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $  3,324,923   $    434,870   $    451,996   $   571,504   $    180,552    $  196,097
Dividends.....................    38,767,567**      338,223**    9,977,541**   7,167,296**    2,839,959**      13,761
                                ------------   ------------   ------------   -----------   ------------   -------------
     TOTAL INCOME.............    42,092,490        773,093     10,429,537     7,738,800      3,020,511       209,858
                                ------------   ------------   ------------   -----------   ------------   -------------
EXPENSES
Investment management fee.....     8,563,208        698,171      3,183,049     3,589,371      1,195,454       120,968
Professional fees.............        29,499         27,933         32,299        33,728         32,670        20,713
Custodian fees................        79,729         26,653        323,336       352,078        453,370        11,870
Shareholder reports and
  notices.....................       108,128          5,935         29,232        25,051         12,722         2,911
Trustees' fees and expenses...         5,580            245          1,173           944            465             4
Transfer agent fees and
  expenses....................           500            500            500           500            500           500
Other.........................        10,993          3,674         10,349        19,319         22,168       --
                                ------------   ------------   ------------   -----------   ------------   -------------
     TOTAL EXPENSES...........     8,797,637        763,111      3,579,938     4,020,991      1,717,349       156,966
Less: amounts
  waived/assumed..............       --             --             --            --             --           (156,966)
                                ------------   ------------   ------------   -----------   ------------   -------------
     NET EXPENSES.............     8,797,637        763,111      3,579,938     4,020,991      1,717,349       --
                                ------------   ------------   ------------   -----------   ------------   -------------
     NET INVESTMENT INCOME....    33,294,853          9,982      6,849,599     3,717,809      1,303,162       209,858
                                ------------   ------------   ------------   -----------   ------------   -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   187,796,245      9,166,337     48,913,165    31,694,166    (18,184,858)     (257,864)
    Options written...........       --             --             --            --              67,380       --
    Foreign exchange
      transactions............       --             --             (68,992)    2,021,800       (272,769)      --
                                ------------   ------------   ------------   -----------   ------------   -------------
     NET GAIN (LOSS)..........   187,796,245      9,166,337     48,844,173    33,715,966    (18,390,247)     (257,864)
                                ------------   ------------   ------------   -----------   ------------   -------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............   131,882,494     11,601,734    (13,055,989)   15,515,742    (29,854,379)    1,384,140
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --             (27,162)      (28,740)           218       --
                                ------------   ------------   ------------   -----------   ------------   -------------
     NET APPRECIATION
     (DEPRECIATION)...........   131,882,494     11,601,734    (13,083,151)   15,487,002    (29,854,161)    1,384,140
                                ------------   ------------   ------------   -----------   ------------   -------------
     NET GAIN (LOSS)..........   319,678,739     20,768,071     35,761,022    49,202,968    (48,244,408)    1,126,276
                                ------------   ------------   ------------   -----------   ------------   -------------
NET INCREASE (DECREASE).......  $352,973,592   $ 20,778,053   $ 42,610,621   $52,920,777   $(46,941,246)   $1,336,134
                                ------------   ------------   ------------   -----------   ------------   -------------
                                ------------   ------------   ------------   -----------   ------------   -------------


                                   EQUITY       STRATEGIST
------------------------------
INVESTMENT INCOME:
INCOME
Interest......................  $  3,150,825    $13,603,014
Dividends.....................     4,283,552**    3,428,837
                                ------------    -----------
     TOTAL INCOME.............     7,434,377     17,031,851
                                ------------    -----------
EXPENSES
Investment management fee.....     3,306,222      2,361,054
Professional fees.............        25,700         28,272
Custodian fees................        50,311         32,189
Shareholder reports and
  notices.....................        42,469         25,720
Trustees' fees and expenses...         1,704          1,177
Transfer agent fees and
  expenses....................           500            500
Other.........................         6,838          7,410
                                ------------    -----------
     TOTAL EXPENSES...........     3,433,744      2,456,322
Less: amounts
  waived/assumed..............       --             --
                                ------------    -----------
     NET EXPENSES.............     3,433,744      2,456,322
                                ------------    -----------
     NET INVESTMENT INCOME....     4,000,633     14,575,529
                                ------------    -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   114,548,760     52,520,724
    Options written...........       --             --
    Foreign exchange
      transactions............       --             --
                                ------------    -----------
     NET GAIN (LOSS)..........   114,548,760     52,520,724
                                ------------    -----------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............    87,770,605     (8,667,550)
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --
                                ------------    -----------
     NET APPRECIATION
     (DEPRECIATION)...........    87,770,605     (8,667,550)
                                ------------    -----------
     NET GAIN (LOSS)..........   202,319,365     43,853,174
                                ------------    -----------
NET INCREASE (DECREASE).......  $206,319,998    $58,428,703
                                ------------    -----------
                                ------------    -----------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       QUALITY INCOME PLUS
                                         MONEY MARKET             ------------------------------
                                -------------------------------   FOR THE YEAR
                                 FOR THE YEAR     FOR THE YEAR        ENDED        FOR THE YEAR
                                ENDED DECEMBER   ENDED DECEMBER   DECEMBER 31,    ENDED DECEMBER
                                   31, 1997         31, 1996          1997           31, 1996
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $  18,013,271    $  14,442,540    $ 30,890,531    $  32,950,563
Net realized gain.............       --               --             4,211,639       (2,603,573)
Net change in unrealized
  appreciation/depreciation...       --               --            12,724,498      (24,916,368)
                                --------------   --------------   -------------   --------------
     NET INCREASE.............     18,013,271       14,442,540      47,826,668        5,430,622
                                --------------   --------------   -------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (18,013,450)     (14,442,318)    (30,957,912)     (33,491,200)
Net realized gain.............       --               --               --              --
                                --------------   --------------   -------------   --------------
     TOTAL....................    (18,013,450)     (14,442,318)    (30,957,912)     (33,491,200)
                                --------------   --------------   -------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    186,625,741      199,781,437      20,704,612       18,363,915
Reinvestment of dividends and
  distributions...............     18,013,450       14,442,318      30,957,912       33,491,200
Cost of shares repurchased....   (209,298,904)    (123,772,522)    (68,201,984)     (69,712,880)
                                --------------   --------------   -------------   --------------
     NET INCREASE
     (DECREASE)...............     (4,659,713)      90,451,233     (16,539,460)     (17,857,765)
                                --------------   --------------   -------------   --------------
     TOTAL INCREASE
     (DECREASE)...............     (4,659,892)      90,451,455         329,296      (45,918,343)
NET ASSETS:
Beginning of period...........    340,238,041      249,786,586     474,660,212      520,578,555
                                --------------   --------------   -------------   --------------
     END OF PERIOD............  $ 335,578,149    $ 340,238,041    $474,989,508    $ 474,660,212
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $          65    $         244    $        148    $      67,529
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    186,625,741      199,781,437       1,958,805        1,751,757
Issued in reinvestment of
  dividends and
  distributions...............     18,013,450       14,442,318       2,970,264        3,241,058
Repurchased...................   (209,298,904)    (123,772,522)     (6,558,494)      (6,752,796)
                                --------------   --------------   -------------   --------------
NET INCREASE (DECREASE).......     (4,659,713)      90,451,233      (1,629,425)      (1,759,981)
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
------------------
 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          INCOME
                                       HIGH YIELD                   UTILITIES            BUILDER*
                               --------------------------- --------------------------- -------------        DIVIDEND GROWTH
                               FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  ------------------------------
                                   ENDED         ENDED         ENDED         ENDED         ENDED      FOR THE YEAR    FOR THE YEAR
                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  ENDED DECEMBER  ENDED DECEMBER
                                   1997          1996          1997          1996          1997         31, 1997        31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $ 38,277,750  $ 25,415,550  $ 14,516,395  $ 16,513,033  $  1,300,879  $   33,294,853  $   26,113,139
Net realized gain.............      184,126    (5,282,128)   24,274,209     5,380,515       773,374     187,796,245      76,341,307
Net change in unrealized
  appreciation/depreciation...   (2,939,937)    2,235,871    61,888,240    14,769,561     3,070,555     131,882,494     126,566,513
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     NET INCREASE.............   35,521,939    22,369,293   100,678,844    36,663,109     5,144,808     352,973,592     229,020,959
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........  (37,998,064)  (25,894,730)  (14,516,342)  (16,518,454)   (1,300,838)    (33,294,817)    (26,130,248)
Net realized gain.............      --            --         (5,380,346)   (1,186,573)      --          (76,862,062)    (25,851,911)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     TOTAL....................  (37,998,064)  (25,894,730)  (19,896,688)  (17,705,027)   (1,300,838)   (110,156,879)    (51,982,159)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   94,751,829    97,281,752    10,084,184    10,173,470    51,206,002     315,154,387     216,135,874
Reinvestment of dividends and
  distributions...............   37,998,064    25,894,730    19,896,688    17,705,027     1,300,838     110,156,879      51,982,159
Cost of shares repurchased....  (21,761,038)  (14,412,089)  (93,290,638)  (85,244,858)     (927,977)    (50,626,648)    (22,169,232)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     NET INCREASE
     (DECREASE)...............  110,988,855   108,764,393   (63,309,766)  (57,366,361)   51,578,863     374,684,618     245,948,801
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     TOTAL INCREASE
     (DECREASE)...............  108,512,730   105,238,956    17,472,390   (38,408,279)   55,422,833     617,501,331     422,987,601
NET ASSETS:
Beginning of period...........  259,548,541   154,309,585   440,661,866   479,070,145       --        1,288,404,427     865,416,826
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     END OF PERIOD............ $368,061,271  $259,548,541  $458,134,256  $440,661,866  $ 55,422,833  $1,905,905,758  $1,288,404,427
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................ $    294,896  $     15,210  $         53  $    --       $         41  $          141  $          105
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................   15,438,103    15,513,116       586,036       688,255     4,681,304      15,299,661      12,705,268
Issued in reinvestment of
  dividends and
  distributions...............    6,235,666     4,153,525     1,234,020     1,195,247       114,240       5,383,295       3,121,829
Repurchased...................   (3,542,834)   (2,293,681)   (5,905,011)   (5,772,285)      (84,489)     (2,443,929)     (1,315,470)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
NET INCREASE (DECREASE).......   18,130,935    17,372,960    (4,084,955)   (3,888,783)    4,711,055      18,239,027      14,511,627
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                       CAPITAL GROWTH
                                -----------------------------         GLOBAL DIVIDEND GROWTH
                                FOR THE YEAR    FOR THE YEAR    ----------------------------------
                                    ENDED           ENDED        FOR THE YEAR      FOR THE YEAR
                                DECEMBER 31,    DECEMBER 31,    ENDED DECEMBER    ENDED DECEMBER
                                    1997            1996           31, 1997          31, 1996
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $      9,982    $    406,814    $   6,849,599       $   5,178,815
Net realized gain.............     9,166,337      11,957,509       48,844,173          17,454,295
Net change in unrealized
  appreciation/depreciation...    11,601,734      (4,318,064)     (13,083,151)         21,236,500
                                -------------   -------------   --------------   -----------------
     NET INCREASE
     (DECREASE)...............    20,778,053       8,046,259       42,610,621          43,869,610
                                -------------   -------------   --------------   -----------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (406,792)       (132,322)      (7,198,015)         (5,251,753)
Net realized gain.............   (11,642,832)     (1,337,440)     (17,705,621)         (6,985,312)
                                -------------   -------------   --------------   -----------------
     TOTAL....................   (12,049,624)     (1,469,762)     (24,903,636)        (12,237,065)
                                -------------   -------------   --------------   -----------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    33,654,933      21,627,226      124,800,012          90,625,831
Reinvestment of dividends and
  distributions...............    12,049,624       1,469,762       24,903,636          12,237,065
Cost of shares repurchased....   (14,195,060)     (9,806,505)     (20,618,115)         (5,413,023)
                                -------------   -------------   --------------   -----------------
     NET INCREASE
     (DECREASE)...............    31,509,497      13,290,483      129,085,533          97,449,873
                                -------------   -------------   --------------   -----------------
     TOTAL INCREASE
     (DECREASE)...............    40,237,926      19,866,980      146,792,518         129,082,418
NET ASSETS:
Beginning of period...........    86,862,150      66,995,170      334,820,942         205,738,524
                                -------------   -------------   --------------   -----------------
     END OF PERIOD............  $127,100,076    $ 86,862,150    $ 481,613,460       $ 334,820,942
                                -------------   -------------   --------------   -----------------
                                -------------   -------------   --------------   -----------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      9,662    $    406,472    $     (74,436)      $     348,453
                                -------------   -------------   --------------   -----------------
                                -------------   -------------   --------------   -----------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     1,796,050       1,329,674        8,901,084           7,330,384
Issued in reinvestment of
  dividends and
  distributions...............       710,054          96,568        1,756,694           1,008,262
Repurchased...................      (774,142)       (611,382)      (1,479,827)           (440,583)
                                -------------   -------------   --------------   -----------------
NET INCREASE (DECREASE).......     1,731,962         814,860        9,177,951           7,898,063
                                -------------   -------------   --------------   -----------------
                                -------------   -------------   --------------   -----------------
------------------
 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              CAPITAL
                                      EUROPEAN GROWTH                PACIFIC GROWTH         APPRECIATION*
                                ----------------------------  ----------------------------  ------------
                                FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                    ENDED          ENDED          ENDED          ENDED         ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1997           1996           1997           1996           1997
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $  3,717,809   $  2,264,492   $  1,303,162   $  1,412,599   $   209,858
Net realized gain.............    33,715,966     19,547,703    (18,390,247)    (2,475,077)     (257,864)
Net change in unrealized
  appreciation/depreciation...    15,487,002     41,074,663    (29,854,161)     3,540,345     1,384,140
                                -------------  -------------  -------------  -------------  ------------
     NET INCREASE
     (DECREASE)...............    52,920,777     62,886,858    (46,941,246)     2,477,867     1,336,134
                                -------------  -------------  -------------  -------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (3,760,260)      (531,371)    (1,891,258)    (1,651,362)      --
Net realized gain.............   (18,466,454)   (11,996,632)       --             --            --
                                -------------  -------------  -------------  -------------  ------------
     TOTAL....................   (22,226,714)   (12,528,003)    (1,891,258)    (1,651,362)      --
                                -------------  -------------  -------------  -------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    69,322,769     60,993,831     27,108,335     66,862,929    33,834,119
Reinvestment of dividends and
  distributions...............    22,226,714     12,528,003      1,891,258      1,651,362       --
Cost of shares repurchased....   (33,224,347)    (9,578,044)   (55,800,009)   (23,134,634)   (2,864,342)
                                -------------  -------------  -------------  -------------  ------------
     NET INCREASE
     (DECREASE)...............    58,325,136     63,943,790    (26,800,416)    45,379,657    30,969,777
                                -------------  -------------  -------------  -------------  ------------
     TOTAL INCREASE
     (DECREASE)...............    89,019,199    114,302,645    (75,632,920)    46,206,162    32,305,911
NET ASSETS:
Beginning of period...........   302,422,054    188,119,409    144,536,457     98,330,295       --
                                -------------  -------------  -------------  -------------  ------------
     END OF PERIOD............  $391,441,253   $302,422,054   $ 68,903,537   $144,536,457   $32,305,911
                                -------------  -------------  -------------  -------------  ------------
                                -------------  -------------  -------------  -------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $  5,394,724   $  2,259,627   $  2,054,796   $  1,663,988   $   209,858
                                -------------  -------------  -------------  -------------  ------------
                                -------------  -------------  -------------  -------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     3,070,886      3,131,701      3,373,487      6,522,537     3,118,030
Issued in reinvestment of
  dividends and
  distributions...............       983,918        677,922        188,937        173,462       --
Repurchased...................    (1,452,789)      (514,185)    (6,804,802)    (2,326,246)     (263,345)
                                -------------  -------------  -------------  -------------  ------------
NET INCREASE (DECREASE).......     2,602,015      3,295,438     (3,242,378)     4,369,753     2,854,685
                                -------------  -------------  -------------  -------------  ------------
                                -------------  -------------  -------------  -------------  ------------


                                           EQUITY
                                ----------------------------
                                FOR THE YEAR   FOR THE YEAR
                                    ENDED          ENDED
                                DECEMBER 31,   DECEMBER 31,
                                    1997           1996
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........  $  4,000,633   $  2,556,972
Net realized gain.............   114,548,760     42,116,968
Net change in unrealized
  appreciation/depreciation...    87,770,605      5,775,201
                                -------------  -------------
     NET INCREASE
     (DECREASE)...............   206,319,998     50,449,141
                                -------------  -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (4,001,396)    (2,577,952)
Net realized gain.............   (43,430,509)   (54,814,557)
                                -------------  -------------
     TOTAL....................   (47,431,905)   (57,392,509)
                                -------------  -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   150,537,439    132,116,853
Reinvestment of dividends and
  distributions...............    47,431,905     57,392,509
Cost of shares repurchased....   (55,675,579)   (20,436,940)
                                -------------  -------------
     NET INCREASE
     (DECREASE)...............   142,293,765    169,072,422
                                -------------  -------------
     TOTAL INCREASE
     (DECREASE)...............   301,181,858    162,129,054
NET ASSETS:
Beginning of period...........   521,908,424    359,779,370
                                -------------  -------------
     END OF PERIOD............  $823,090,282   $521,908,424
                                -------------  -------------
                                -------------  -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $    --        $        763
                                -------------  -------------
                                -------------  -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     4,895,346      4,838,072
Issued in reinvestment of
  dividends and
  distributions...............     1,670,194      2,452,920
Repurchased...................    (1,832,698)      (770,532)
                                -------------  -------------
NET INCREASE (DECREASE).......     4,732,842      6,520,460
                                -------------  -------------
                                -------------  -------------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                        STRATEGIST
                               ----------------------------
                               FOR THE YEAR   FOR THE YEAR
                                   ENDED          ENDED
                               DECEMBER 31,   DECEMBER 31,
                                   1997           1996
-----------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $ 14,575,529   $ 13,143,825
Net realized gain.............   52,520,724      9,836,251
Net change in unrealized
  appreciation/depreciation...   (8,667,550)    32,734,426
                               -------------  -------------
     NET INCREASE.............   58,428,703     55,714,502
                               -------------  -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........  (14,592,034)   (13,174,571)
Net realized gain.............  (10,026,602)    (3,569,367)
                               -------------  -------------
     TOTAL....................  (24,618,636)   (16,743,938)
                               -------------  -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   49,903,217     25,629,890
Reinvestment of dividends and
  distributions...............   24,618,636     16,743,938
Cost of shares repurchased....  (35,071,627)   (46,155,709)
                               -------------  -------------
     NET INCREASE
     (DECREASE)...............   39,450,226     (3,781,881)
                               -------------  -------------
     TOTAL INCREASE...........   73,260,293     35,188,683
NET ASSETS:
Beginning of period...........  423,767,852    388,579,169
                               -------------  -------------
     END OF PERIOD............ $497,028,145   $423,767,852
                               -------------  -------------
                               -------------  -------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................ $         62   $     16,567
                               -------------  -------------
                               -------------  -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    3,393,163      1,954,971
Issued in reinvestment of
  dividends and
  distributions...............    1,704,636      1,285,378
Repurchased...................   (2,398,648)    (3,573,439)
                               -------------  -------------
NET INCREASE (DECREASE).......    2,699,151       (333,090)
                               -------------  -------------
                               -------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley, Dean Witter, Discover & Co., the parent company of Dean Witter InterCapital Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of thirteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                    COMMENCEMENT OF
PORTFOLIO                          OPERATIONS      PORTFOLIO                          OPERATIONS
------------------------------  -----------------  ------------------------------  -----------------
Money Market..................      March 9, 1984  Global Dividend Growth........  February 23, 1994
Quality Income Plus...........      March 1, 1987  European Growth...............      March 1, 1991
High Yield....................      March 9, 1984  Pacific Growth................  February 23, 1994
Utilities.....................      March 1, 1990  Capital Appreciation..........   January 21, 1997
Income Builder................   January 21, 1997  Equity........................      March 9, 1984
Dividend Growth...............      March 1, 1990  Strategist....................      March 1, 1987
Capital Growth................      March 1, 1991

The investment objectives of each Portfolio are as follows:


     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
Utilities               Seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Capital Appreciation    Seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

European Growth and Pacific Growth, by Morgan Grenfell Investment Services Limited (the "Sub-Adviser")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS -- (1) Written options on debt obligations, equities and foreign currency: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

exercise of the option; and (2) purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money Market, High Yield and Strategist -- 0.50%; Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million; Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth -- 0.65%; Global Dividend Growth, Capital Appreciation and Income Builder -- 0.75%; European Growth and Pacific Growth -- 1.0%; Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million, 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Adviser, the Sub-Adviser provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Capital Appreciation and Income Builder until such time as the respective Portfolios have $50 million of net assets or July 31, 1998, whichever occurs first. Income Builder attained $50 million of net assets on December 3, 1997. At December 31, 1997, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for Money Market), for the period ended December 31, 1997 were as follows:

                                           U.S. GOVERNMENT SECURITIES                 OTHER
                                          ----------------------------   --------------------------------
                                           PURCHASES    SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          -----------   --------------   --------------  ----------------
Money Market............................  $19,206,653   $  14,842,160    $1,322,758,250  $  1,348,616,023
Quality Income Plus.....................  566,971,703     571,045,359       210,736,397       222,119,300
High Yield..............................      --             --             389,565,961       275,770,953
Utilities...............................      --             --              52,663,994       125,373,342
Income Builder..........................      801,583          40,381        57,136,711         9,551,777
Dividend Growth.........................      --            3,296,094       723,066,604       448,622,873
Capital Growth..........................      650,436       2,538,702       164,592,009       136,594,545
Global Dividend Growth..................      --             --             312,940,092       198,638,634
European Growth.........................      --             --             201,833,360       154,355,339
Pacific Growth..........................      --             --              66,481,393        92,660,527
Capital Appreciation....................      --             --              28,589,857         4,234,692
Equity..................................   74,242,691      23,113,718       913,474,791       873,139,301
Strategist..............................  122,501,744     147,959,220       478,265,005       487,919,364

Included in the payable for investments purchased at December 31, 1997 for Income Builder, Capital Growth and Global Dividend Growth, are $210,541, $2,889,990 and $214,463, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager. Included in the receivable for investments sold at December 31, 1997 for Dividend Growth, Equity and Global Dividend Growth are $1,726,318, $114,152 and $720,568, respectively, for unsettled trades with DWR.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

Included in the receivable for investments sold at December 31, 1997 for Dividend Growth and Global Dividend Growth are $3,795,231 and $622,932, respectively, for unsettled trades with Morgan Stanley & Co. Inc. ("Morgan Stanley"), an affiliate of the Investment Manager since May 31, 1997. Included in the payable for investments purchased at December 31, 1997 for Income Builder and Capital Growth are $123,823 and $1,110,355, respectively, for unsettled trades with Morgan Stanley.

For the period ended December 31, 1997, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                  GLOBAL
                   INCOME         DIVIDEND        CAPITAL        DIVIDEND       CAPITAL
   UTILITIES      BUILDER          GROWTH          GROWTH         GROWTH      APPRECIATION      EQUITY       STRATEGIST
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  $    35,250   $     24,982   $      229,890   $     45,335   $     54,004   $    17,785    $    158,587   $    73,880
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------

For the period May 31, 1997 through December 31, 1997, the following Portfolios incurred brokerage commisions with Morgan Stanley for portfolio transactions executed on behalf of the Portfolio:

                                           GLOBAL
            INCOME    DIVIDEND   CAPITAL  DIVIDEND  EUROPEAN   PACIFIC
UTILITIES   BUILDER    GROWTH    GROWTH    GROWTH    GROWTH    GROWTH   EQUITY   STRATEGIST
---------   -------   --------   -------  --------  --------   -------  -------  ----------
 $1,000      $710     $ 73,920   $10,305  $125,186   $4,655    $13,927  $69,900   $34,140
---------   -------   --------   -------  --------  --------   -------  -------  ----------
---------   -------   --------   -------  --------  --------   -------  -------  ----------

For the year ended December 31, 1997, European Growth and Pacific Growth incurred brokerage commissions of $4,473 and $10,285, respectively, with affiliates of the Sub-Adviser for portfolio transactions executed on behalf of the Portfolio.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                             AGGREGATE PENSION COST
            QUALITY                                           GLOBAL
   MONEY     INCOME    HIGH               DIVIDEND   CAPITAL DIVIDEND  EUROPEAN  PACIFIC
   MARKET     PLUS    YIELD   UTILITIES    GROWTH    GROWTH   GROWTH    GROWTH   GROWTH   EQUITY    STRATEGIST
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------
  $    401  $   712   $ 187   $    671   $   1,084   $  83   $   208   $   155   $ 103   $    441   $     587
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------

                                           ACCRUED PENSION LIABILITY
  $ 11,395  $ 7,626   $3,446  $  5,085   $   8,469   $ 346   $   538   $   725   $ 272   $  5,226   $   8,171
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

4. FEDERAL INCOME TAX STATUS

At December 31, 1997, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                    AMOUNTS IN THOUSANDS
           Available through              -------------------------------------------------------------------------
              December 31,                 1998     1999    2000    2001    2002     2003    2004    2005    TOTAL
----------------------------------------  -------  ------  ------  ------  -------  ------  ------  ------  -------
Quality Income Plus.....................    --       --      --      --    $20,752    --    $2,491    --    $23,243
High Yield..............................  $34,291  $7,336  $3,057  $4,736    3,256  $2,984   5,521    --     61,181
Pacific Growth..........................    --       --      --      --      --      1,939   4,124  $11,428  17,491

During the year ended December 31, 1997, the following Portfolios utilized approximate net capital loss carryovers: Quality Income Plus - $4,096,000 and High Yield - $2,126,000.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1997: Capital Growth - $389,000; Global Dividend Growth - $4,000; Pacific Growth - $8,545,000; Capital Appreciation - $30,000.

At December 31, 1997, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                             TEMPORARY DIFFERENCES            PERMANENT DIFFERENCES
                                          ----------------------------   -------------------------------
                                                        LOSS DEFERRALS      FOREIGN          EXPIRED
                                          POST-OCTOBER    FROM WASH         CURRENCY       CAPITAL LOSS
                                            LOSSES          SALES         GAINS/LOSSES     CARRYFORWARD
                                          -----------   --------------   --------------   --------------
High Yield..............................                      -                                 -
Utilities...............................                      -
Income Builder..........................                      -
Dividend Growth.........................                      -
Capital Growth..........................      -               -
Global Dividend Growth..................      -               -                -
European Growth.........................                      -                -
Pacific Growth..........................      -               -                -
Capital Appreciation....................      -
Equity..................................                      -

Additionally, Global Dividend Growth and Pacific Growth had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and European Growth and Pacific Growth had permanent differences attributable to tax adjustments on PFICs sold by the Portfolios.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                          ACCUMULATED UNDISTRIBUTED
                                            NET INVESTMENT INCOME     ACCUMULATED UNDISTRIBUTED
                                                   (LOSS)             NET REALIZED GAIN (LOSS)    PAID-IN-CAPITAL
                                          -------------------------   -------------------------   ---------------
High Yield..............................                                     $8,568,648             $(8,568,648)
Global Dividend Growth..................         $  (74,473)                     74,473
European Growth.........................          3,177,548                  (3,170,048)                (7,500)
Pacific Growth..........................            978,904                    (978,904)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth and Pacific Growth may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and over-the-counter put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1997, Global Dividend Growth and European Growth had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At December 31, 1997, European Growth's investments in securities of issuers in the United Kingdom represented 33.7% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Hong Kong represented 33.8% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 1997, Global Dividend Growth's, European Growth's and Pacific Growth's cash balances consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

6. COMMITMENTS

As of December 31, 1997, Pacific Growth purchased shares which are subject to installment payments. At December 31, 1997, the Fund had outstanding commitments as follows:

         ISSUER             OUTSTANDING COMMITMENT           INSTALLMENT PAYMENT TERMS
-------------------------  -------------------------  ----------------------------------------
Far East Bank & Trust Co.            7,500            Balance payable in one installment upon
                                                      notification by the issuer

                 (This page has been left blank intentionally.)

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1988                      $    1.00    $0.070        --            $0.070    $   (0.070)       --        $   (0.070)
1989                           1.00     0.086        --             0.086        (0.086)       --            (0.086)
1990                           1.00     0.076        --             0.076        (0.076)       --            (0.076)
1991                           1.00     0.056        --             0.056        (0.056)       --            (0.056)
1992                           1.00     0.034        --             0.034        (0.034)       --            (0.034)
1993                           1.00     0.027        --             0.027        (0.027)       --            (0.027)
1994                           1.00     0.037        --             0.037        (0.037)       --            (0.037)
1995                           1.00     0.055        --             0.055        (0.055)       --            (0.055)
1996                           1.00     0.050        --             0.050        (0.050)       --            (0.050)
1997                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
QUALITY INCOME PLUS
1988                           9.61      0.85        $(0.16)         0.69         (0.85)       --             (0.85)
1989                           9.45      0.88          0.28          1.16         (0.88)       --             (0.88)
1990                           9.73      0.86         (0.24)         0.62         (0.86)       --             (0.86)
1991                           9.49      0.85          0.85          1.70         (0.85)       --             (0.85)
1992                          10.34      0.77          0.05          0.82         (0.77)       --             (0.77)
1993                          10.39      0.69          0.64          1.33         (0.69)       --             (0.69)
1994                          11.03      0.69         (1.40)        (0.71)        (0.69)   $    (0.18)        (0.87)
1995                           9.45      0.72          1.50          2.22         (0.71)       --             (0.71)
1996                          10.96      0.71         (0.58)         0.13         (0.72)       --             (0.72)
1997                          10.37      0.70          0.40          1.10         (0.70)       --             (0.70)
HIGH YIELD
1988                           9.97      1.14         (0.05)         1.09         (1.14)       --             (1.14)
1989                           9.92      1.30         (2.40)        (1.10)        (1.30)       --             (1.30)
1990                           7.52      1.13         (2.91)        (1.78)        (1.13)        (0.06)*       (1.19)
1991                           4.55      0.70          1.81          2.51         (0.70)        (0.11)*       (0.81)
1992                           6.25      0.96          0.18          1.14         (0.96)       --             (0.96)
1993                           6.43      0.81          0.68          1.49         (0.81)       --             (0.81)
1994                           7.11      0.79         (0.95)        (0.16)        (0.79)       --             (0.79)
1995                           6.16      0.80          0.08          0.88         (0.78)       --             (0.78)
1996                           6.26      0.77         (0.06)         0.71         (0.79)       --             (0.79)
1997                           6.18      0.75         (0.06)         0.69         (0.75)       --             (0.75)
UTILITIES
1990(a)                       10.00      0.47         (0.04)         0.43         (0.41)       --             (0.41)
1991                          10.02      0.54          1.45          1.99         (0.54)       --             (0.54)
1992                          11.47      0.51          0.88          1.39         (0.52)       --             (0.52)
1993                          12.34      0.49          1.43          1.92         (0.50)        (0.02)        (0.52)
1994                          13.74      0.53         (1.75)        (1.22)        (0.52)        (0.08)        (0.60)
1995                          11.92      0.53          2.81          3.34         (0.58)       --             (0.58)
1996                          14.68      0.55          0.70          1.25         (0.55)        (0.04)        (0.59)
1997                          15.34      0.57          3.46          4.03         (0.57)        (0.21)        (0.78)
INCOME BUILDER
1997(d)                       10.00      0.44          1.76          2.20         (0.44)       --             (0.44)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                       RATIOS TO AVERAGE
                                                                           NET ASSETS
                                                                       ------------------
                                                                                     NET
                          NET ASSET      TOTAL          NET ASSETS                  INVESTMENT   PORTFOLIO      AVERAGE
                          VALUE END   INVESTMENT       END OF PERIOD                INCOME       TURNOVER      COMMISSION
                          OF PERIOD     RETURN+           (000'S)      EXPENSES     (LOSS)        RATE         RATE PAID
                          -----------------------------------------------------------------------------------------------
MONEY MARKET
1988                      $    1.00        7.23%       $      77,304   0.62%        7.04%          N/A            N/A
1989                           1.00        9.05               76,701   0.58         8.67           N/A            N/A
1990                           1.00        7.89              118,058   0.57         7.60           N/A            N/A
1991                           1.00        5.75              104,277   0.57         5.62           N/A            N/A
1992                           1.00        3.43               96,151   0.59         3.38           N/A            N/A
1993                           1.00        2.75              129,925   0.57         2.71           N/A            N/A
1994                           1.00        3.81              268,624   0.55         3.93           N/A            N/A
1995                           1.00        5.66              249,787   0.53         5.52           N/A            N/A
1996                           1.00        5.11              340,238   0.52         4.97           N/A            N/A
1997                           1.00        5.23              335,578   0.52         5.10           N/A            N/A
QUALITY INCOME PLUS
1988                           9.45        7.32               28,037   0.73         8.87            277%          N/A
1989                           9.73       12.78               48,784   0.70         9.09            242           N/A
1990                           9.49        6.84               57,407   0.66         9.09            166           N/A
1991                          10.34       18.75               81,918   0.60         8.39            105           N/A
1992                          10.39        8.26              163,368   0.58         7.41            148           N/A
1993                          11.03       12.99              487,647   0.56         6.17            219           N/A
1994                           9.45       (6.63)             414,905   0.54         6.88            254           N/A
1995                          10.96       24.30              520,579   0.54         7.07            162           N/A
1996                          10.37        1.56              474,660   0.53         6.84            182           N/A
1997                          10.77       11.09              474,990   0.53         6.71            171           N/A
HIGH YIELD
1988                           9.92       10.83              192,290   0.56         11.06           140           N/A
1989                           7.52      (12.44)              96,359   0.55         13.94            54           N/A
1990                           4.55      (25.54)              27,078   0.69         17.98            42           N/A
1991                           6.25       58.14               34,603   1.01         12.29           300           N/A
1992                           6.43       18.35               40,042   0.74         14.05           204           N/A
1993                           7.11       24.08               90,200   0.60         11.80           177           N/A
1994                           6.16       (2.47)             111,934   0.59         11.71           105           N/A
1995                           6.26       14.93              154,310   0.54         12.67            58           N/A
1996                           6.18       11.98              259,549   0.51         12.59            57           N/A
1997                           6.12       11.87              368,061   0.53         12.44            95           N/A
UTILITIES
1990(a)                       10.02        4.52(1)            37,597   0.40(2)(3)   6.38(2)          46(1)        --
1991                          11.47       20.56               68,449   0.80         5.23             25           --
1992                          12.34       12.64              153,748   0.73         4.63             26           --
1993                          13.74       15.69              490,934   0.71         3.75             11           --
1994                          11.92       (9.02)             382,412   0.68         4.21             15           --
1995                          14.68       28.65              479,070   0.68         4.00             13           --
1996                          15.34        8.68              440,662   0.67         3.61              9        $  0.0543
1997                          18.59       27.15              458,134   0.67         3.48             13           0.0555
INCOME BUILDER
1997(d)                       11.76     22.38(1)              55,423   0.15(2)(6)   5.73(2)(6)       41(1)        0.0529

---------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH
1990(a)                   $   10.00    $ 0.33        $(1.10)       $(0.77)   $    (0.30)       --        $    (0.30)
1991                           8.93      0.36          2.08          2.44         (0.37)       --             (0.37)
1992                          11.00      0.37          0.51          0.88         (0.37)       --             (0.37)
1993                          11.51      0.36          1.27          1.63         (0.36)       --             (0.36)
1994                          12.78      0.38         (0.80)        (0.42)        (0.37)       --             (0.37)
1995                          11.99      0.38          3.89          4.27         (0.41)   $    (0.26)        (0.67)
1996                          15.59      0.41          3.22          3.63         (0.41)        (0.41)        (0.82)
1997                          18.40      0.41          4.20          4.61         (0.41)        (1.00)        (1.41)
CAPITAL GROWTH
1991(b)                       10.00      0.15          2.67          2.82         (0.13)       --             (0.13)
1992                          12.69      0.07          0.13          0.20         (0.08)        (0.02)        (0.10)
1993                          12.79      0.08         (0.98)        (0.90)        (0.08)       --             (0.08)
1994                          11.81      0.10         (0.26)        (0.16)        (0.10)        (0.03)        (0.13)
1995                          11.52      0.10          3.68          3.78         (0.08)       --             (0.08)
1996                          15.22      0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
1997                          16.65      0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
GLOBAL DIVIDEND GROWTH
1994(c)                       10.00      0.23         (0.20)         0.03         (0.21)       --             (0.21)
1995                           9.82      0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
1996                          11.69      0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
1997                          13.13      0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
EUROPEAN GROWTH
1991(b)                       10.00      0.25         (0.13)         0.12         (0.23)       --             (0.23)
1992                           9.89      0.08          0.32          0.40         (0.10)        (0.01)        (0.11)
1993                          10.18      0.12          3.98          4.10         (0.12)        (0.13)        (0.25)
1994                          14.03      0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
1995                          14.56      0.20          3.50          3.70         (0.19)**      (0.54)        (0.73)
1996                          17.53      0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
1997                          21.56      0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
PACIFIC GROWTH
1994(c)                       10.00      0.07         (0.74)        (0.67)           --         (0.07)        (0.07)
1995                           9.26      0.12          0.41          0.53         (0.09)       --             (0.09)
1996                           9.70      0.05          0.32          0.37         (0.11)       --             (0.11)
1997                           9.96      0.12         (3.82)        (3.70)        (0.14)       --             (0.14)
CAPITAL APPRECIATION
1997(d)                       10.00      0.07          1.25          1.32            --        --                --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                       RATIOS TO AVERAGE
                                                                           NET ASSETS
                                                                       ------------------
                                                                                     NET
                          NET ASSET      TOTAL          NET ASSETS                  INVESTMENT   PORTFOLIO      AVERAGE
                          VALUE END   INVESTMENT       END OF PERIOD                INCOME       TURNOVER      COMMISSION
                          OF PERIOD     RETURN+           (000'S)      EXPENSES     (LOSS)        RATE         RATE PAID
                          -----------------------------------------------------------------------------------------------
DIVIDEND GROWTH
1990(a)                   $    8.93       (7.81)%(1)   $      57,282   0.54%(2)(3)  4.50%(2)         19%(1)       --
1991                          11.00       27.76               98,023   0.73         3.61              6           --
1992                          11.51        8.16              192,551   0.69         3.42              4           --
1993                          12.78       14.34              483,145   0.68         3.01              6           --
1994                          11.99       (3.27)             572,952   0.64         3.13             20           --
1995                          15.59       36.38              865,417   0.61         2.75             24           --
1996                          18.40       23.96            1,288,404   0.57         2.46             23        $  0.0553
1997                          21.60       25.61            1,905,906   0.54         2.06             28           0.0552
CAPITAL GROWTH
1991(b)                       12.69       28.41(1)            18,400    -- (2)(4)   1.82(2)          32(1)        --
1992                          12.79        1.64               45,105   0.86         0.62             22           --
1993                          11.81       (6.99)              50,309   0.74         0.78             36           --
1994                          11.52       (1.28)              45,715   0.77         0.90             37           --
1995                          15.22       32.92               66,995   0.74         0.70             34           --
1996                          16.65       11.55               86,862   0.73         0.52             98           0.0570
1997                          18.29       24.54              127,100   0.71         0.01            139           0.0571
GLOBAL DIVIDEND GROWTH
1994(c)                        9.82        0.27(1)           138,486   0.87(2)(5)   2.62(2)          20(1)        --
1995                          11.69       22.14              205,739   0.88         2.23             55           --
1996                          13.13       17.49              334,821   0.85         1.94             39           0.0360
1997                          13.89       12.04              481,613   0.84         1.61             48           0.0283
EUROPEAN GROWTH
1991(b)                        9.89        1.34(1)             3.653    -- (2)(4)   3.18(2)          77(1)        --
1992                          10.18        3.99               10,686   1.73         0.74             97           --
1993                          14.03       40.88               79,052   1.28         0.97             77           --
1994                          14.56        8.36              152,021   1.16         1.49             58           --
1995                          17.53       25.89              188,119   1.17         1.25             69           --
1996                          21.56       29.99              302,422   1.11         0.97             43           0.0453
1997                          23.54       16.07              391,441   1.12         1.04             45           0.0530
PACIFIC GROWTH
1994(c)                        9.26       (6.73) (1)          75,425   1.00(2)(5)   0.56(2)          22(1)        --
1995                           9.70        5.74               98,330   1.44         1.23             53           --
1996                           9.96        3.89              144,536   1.37         1.01             50           0.0108
1997                           6.12      (37.70)              68,904   1.44         1.09             58           0.0077
CAPITAL APPRECIATION
1997(d)                       11.32       13.20(1)            32,306    -- (6)      1.30(2)(6)       25(1)        0.0490

---------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
EQUITY
1988                      $   12.49    $ 0.39        $ 0.83        $ 1.22    $    (0.35)       --        $    (0.35)
1989                          13.36      0.71          1.77          2.48         (0.70)       --             (0.70)
1990                          15.14      0.48         (1.03)        (0.55)        (0.49)       --             (0.49)
1991                          14.10      0.20          8.05          8.25         (0.21)       --             (0.21)
1992                          22.14      0.23         (0.47)        (0.24)        (0.24)   $    (1.86)        (2.10)
1993                          19.80      0.15          3.63          3.78         (0.15)        (1.28)        (1.43)
1994                          22.15      0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
1995                          19.25      0.22          7.92          8.14         (0.25)       --             (0.25)
1996                          27.14      0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
1997                          26.39      0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
STRATEGIST
1988                           9.65      0.70          0.51          1.21         (0.64)       --             (0.64)
1989                          10.22      0.84          0.20          1.04         (0.79)        (0.06)        (0.85)
1990                          10.41      0.61         (0.46)         0.15         (0.67)        (0.08)        (0.75)
1991                           9.81      0.47          2.24          2.71         (0.50)       --             (0.50)
1992                          12.02      0.44          0.41          0.85         (0.45)        (0.13)        (0.58)
1993                          12.29      0.38          0.86          1.24         (0.38)        (0.47)        (0.85)
1994                          12.68      0.48          0.01          0.49         (0.46)        (0.26)        (0.72)
1995                          12.45      0.62          0.49          1.11         (0.67)        (0.44)        (1.11)
1996                          12.45      0.43          1.39          1.82         (0.43)        (0.12)        (0.55)
1997                          13.72      0.45          1.40          1.85         (0.45)        (0.32)        (0.77)

---------------------
Commencement of operations:
(a)  March 1, 1990.
(b)  March 1, 1991.
(c)  February 23, 1994.
(d)  January 21, 1997.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Distributions from capital.
**   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.
(4)  If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratio of expenses to average net assets would have been 1.60% for Capital
     Growth and 4.12% for European Growth.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(6)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder and January 21, 1997 through December 31, 1997 for Capital
     Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income
     Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                       RATIOS TO AVERAGE
                                                                           NET ASSETS
                                                                       ------------------
                                                                                     NET
                          NET ASSET      TOTAL          NET ASSETS                  INVESTMENT   PORTFOLIO      AVERAGE
                          VALUE END   INVESTMENT       END OF PERIOD                INCOME       TURNOVER      COMMISSION
                          OF PERIOD     RETURN+           (000'S)      EXPENSES     (LOSS)        RATE         RATE PAID
                          -----------------------------------------------------------------------------------------------
EQUITY
1988                      $   13.36        9.84%       $      39,857   0.65%        2.77%           162%          --
1989                          15.14       18.83               58,316   0.60         4.85             81           --
1990                          14.10       (3.62)              41,234   0.62         3.38            130           --
1991                          22.14       59.05               63,524   0.64         1.09            214           --
1992                          19.80        0.05               77,527   0.62         1.22            286           --
1993                          22.15       19.72              182,828   0.58         0.69            265           --
1994                          19.25       (4.91)             225,289   0.57         1.19            299           --
1995                          27.14       42.53              359,779   0.54         0.97            269           --
1996                          26.39       12.36              521,908   0.54         0.58            279        $  0.0587
1997                          33.58       37.43              823,090   0.52         0.61            145           0.0578
STRATEGIST
1988                          10.22       12.79               61,947   0.66         7.29            310           --
1989                          10.41       10.67               88,712   0.57         8.38            282           --
1990                           9.81        1.56               68,447   0.58         6.10            163           --
1991                          12.02       28.26               87,779   0.60         4.34             86           --
1992                          12.29        7.24              136,741   0.58         3.74             87           --
1993                          12.68       10.38              287,502   0.57         3.11             57           --
1994                          12.45        3.94              392,760   0.54         3.93            125           --
1995                          12.45        9.48              388,579   0.52         5.03            329           --
1996                          13.72       15.02              423,768   0.52         3.30            153           0.0591
1997                          14.80       13.71              497,028   0.52         3.09            159           0.0565

DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER VARIABLE INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Capital Appreciation Portfolio, the Equity Portfolio, and the Strategist Portfolio (constituting Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 13, 1998

                       DEAN WITTER VARIABLE INVESTMENT SERIES


                              PART C OTHER INFORMATION




Item 24.  Financial Statements and Exhibits

   (a) FINANCIAL STATEMENTS

       (1) Financial statements and schedules, included in
           Prospectus (Part A):
                                                                 Page in
                                                                 Prospectus
                                                                 ----------

           Financial Highlights for the years ended December 31,
           1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996,
           and 1997. . . . . . . . . . . . . . . . . . . . . . . .      8

       (2) Financial statements included in the Statement of
           Additional Information (Part B):
                                                                 Page in SAI
                                                                 -----------

           Portfolio of Investments at December 31, 1997 . . . . .     57

           Statements of Assets and Liabilities at December 31,
           1997. . . . . . . . . . . . . . . . . . . . . . . . . .    110

           Statements of Operations for the year ended
           December 31, 1997 . . . . . . . . . . . . . . . . . . .    112

           Statements of Changes in Net Assets for the years
           ended December 31, 1996 and 1997. . . . . . . . . . . .    114

           Notes to Financial Statements . . . . . . . . . . . . .    119


           Financial Highlights for the years ended December 31,
           1988, 1989 1990, 1991, 1992, 1993, 1994, 1995, 1996
           and 1997. . . . . . . . . . . . . . . . . . . . . . . .    130

       (3) Financial statements included in Part C:

           None

   (b)     EXHIBITS:
                5. - Form of Investment Management Agreement between Registrant and Dean Witter InterCapital Inc.

               11. -     Consent of Independent Accountants

               16. -     Schedules for Computation of Performance Quotations

               27. -     Financial Data Schedules
               --------------------------------------
               All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

               None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.


          (1)                                        (2)
                                             Number of Record Holders
     Title of Class                          at March 31, 1998
     --------------                          ------------------------
Shares of Beneficial Interest                             3


Item 27.  INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a

Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
(1)  Dean Witter Government Income Trust
(2)  High Income Advantage Trust
(3)  High Income Advantage Trust II
(4)  High Income Advantage Trust III
(5)  InterCapital California Insured Municipal Income Trust
(6)  InterCapital California Quality Municipal Securities
(7)  InterCapital Income Securities Inc.
(8)  InterCapital Insured California Municipal Securities
(9)  InterCapital Insured Municipal Bond Trust
(10) InterCapital Insured Municipal Income Trust
(11) InterCapital Insured Municipal Securities
(12) InterCapital Insured Municipal Trust
(13) InterCapital New York Quality Municipal Securities
(14) InterCapital Quality Municipal Income Trust
(15) InterCapital Quality Municipal Investment Trust
(16) InterCapital Quality Municipal Securities
(17) Municipal Income Opportunities Trust
(18) Municipal Income Opportunities Trust II
(19) Municipal Income Opportunities Trust III
(20) Municipal Income Trust
(21) Municipal Income Trust II

(22) Municipal Income Trust III
(23) Municipal Premium Income Trust
(24) Prime Income Trust

OPEN-END INVESTMENT COMPANIES:
(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Money Trust
(4)  Active Assets Tax-Free Trust
(5)  Dean Witter American Value Fund
(6)  Dean Witter Balanced Growth Fund
(7)  Dean Witter Balanced Income Fund
(8)  Dean Witter California Tax-Free Daily Income Trust
(9)  Dean Witter California Tax-Free Income Fund
(10) Dean Witter Capital Appreciation Fund
(11) Dean Witter Capital Growth Securities
(12) Dean Witter Convertible Securities Trust
(13) Dean Witter Developing Growth Securities Trust
(14) Dean Witter Diversified Income Trust
(15) Dean Witter Dividend Growth Securities Inc.
(16) Dean Witter European Growth Fund Inc.
(17) Dean Witter Federal Securities Trust
(18) Dean Witter Financial Services Trust
(19) Dean Witter Fund of Funds
(20) Dean Witter Global Asset Allocation Fund
(21) Dean Witter Global Dividend Growth Securities
(22) Dean Witter Global Short-Term Income Fund Inc.
(23) Dean Witter Global Utilities Fund
(24) Dean Witter Hawaii Municipal Trust
(25) Dean Witter Health Sciences Trust
(26) Dean Witter High Yield Securities Inc.
(27) Dean Witter Income Builder Fund
(28) Dean Witter Information Fund
(29) Dean Witter Intermediate Income Securities
(30) Dean Witter Intermediate Term U.S. Treasury Trust
(31) Dean Witter International SmallCap Fund
(32) Dean Witter Japan Fund
(33) Dean Witter Limited Term Municipal Trust
(34) Dean Witter Liquid Asset Fund Inc.
(35) Dean Witter Market Leader Trust
(36) Dean Witter Mid-Cap Growth Fund
(37) Dean Witter Multi-State Municipal Series Trust
(38) Dean Witter Natural Resource Development Securities Inc.
(39) Dean Witter New York Municipal Money Market Trust
(40) Dean Witter New York Tax-Free Income Fund
(41) Dean Witter Pacific Growth Fund Inc.
(42) Dean Witter Precious Metals and Minerals Trust
(43) Dean Witter Retirement Series
(44) Dean Witter S&P 500 Index Fund

(45) Dean Witter Select Dimensions Investment Series
(46) Dean Witter Select Municipal Reinvestment Fund
(47) Dean Witter Short-Term Bond Fund
(48) Dean Witter Short-Term U.S. Treasury Trust
(49) Dean Witter Special Value Fund
(50) Dean Witter Strategist Fund
(51) Dean Witter Tax-Exempt Securities Trust
(52) Dean Witter Tax-Free Daily Income Trust
(53) Dean Witter U.S. Government Money Market Trust
(54) Dean Witter U.S. Government Securities Trust
(55) Dean Witter Utilities Fund
(56) Dean Witter Value-Added Market Series
(57) Dean Witter Variable Investment Series
(58) Dean Witter World Wide Income Trust
(59) Dean Witter World Wide Investment Trust
(60) Morgan Stanley Dean Witter Competitive Edge Fund
(61) Morgan Stanley Dean Witter Growth Fund
(62) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities

The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
(1)  TCW/DW Emerging Markets Opportunities Trust
(2)  TCW/DW Global Telecom Trust
(3)  TCW/DW Income and Growth Fund
(4)  TCW/DW Latin American Growth Fund
(5)  TCW/DW Mid-Cap Equity Trust
(6)  TCW/DW North American Government Income Trust
(7)  TCW/DW Small Cap Growth Fund
(8)  TCW/DW Total Return Trust

CLOSED-END INVESTMENT COMPANIES
(1)  TCW/DW Term Trust 2000
(2)  TCW/DW Term Trust 2002
(3)  TCW/DW Term Trust 2003


NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Charles A. Fiumefreddo        Executive Vice President and Director of Dean Witter
Chairman, Chief Executive     Reynolds Inc. ("DWR"); Chairman, Chief Executive
Officer and Director          Officer and Director of Dean Witter Distributors Inc.
                              ("Distributors") and Dean Witter Services Company
                              Inc. ("DWSC"); Chairman and Director of Morgan
                              Stanley Dean Witter Trust FSB ("MSDW Trust");
                              Chairman, Director or Trustee, President and Chief
                              Executive Officer of the Dean Witter Funds and
                              Chairman, Chief Executive Officer and Trustee of the
                              TCW/DW Funds; Director and/or officer of various
                              Morgan Stanley Dean Witter & Co. ("MSDW")
                              subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and Director
Director                      of MSDW and DWR; Director of DWSC and Distributors;
                              Director or Trustee of the Dean Witter Funds;
                              Director and/or officer of various MSDW subsidiaries.

Richard M. DeMartini          President and Chief Operating Officer
Director                      of Dean Witter Capital, a division of DWR;
                              Director of DWR, DWSC, Distributors
                              and MSDW Trust; Trustee of the TCW/DW Funds.

James F. Higgins              President and Chief Operating Officer of
Director                      Dean Witter Financial; Director of DWR,
                              DWSC, Distributors and MSDW Trust.

Thomas C. Schneider           Executive Vice President and Chief Strategic
Executive Vice                and Administrative Officer of MSDW; Executive
President, Chief              Vice President and Chief Financial Officer of
Financial Officer and         DWSC and Distributors; Director of DWR,
Director                      DWSC, Distributors and MSDW.

Christine A. Edwards          Executive Vice President, Chief Legal Officer
Director                      and Secretary of MSDW; Executive Vice
                              President, Secretary and Chief Legal Officer
                              of Distributors; Director of DWR, DWSC and
                              Distributors.

Mitchell M. Merin             President and Chief Strategic Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Strategic Officer             Executive Vice President and Director of MSDW Trust;
                              Executive Vice President and Director of DWR;
                              Director of SPS Transaction Services, Inc. and
                              various other MSDW subsidiaries.


NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Robert M. Scanlan             President and Chief Operating Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Operating Officer             Executive Vice President and Director of MSDW Trust;
                              Vice President of the Dean Witter Funds and the
                              TCW/DW Funds.

John B. Van Heuvelen          President, Chief Operating Officer and Director
Executive Vice                of MSDW Trust.
President

Joseph J. McAlinden           Vice President of the Dean Witter Funds and
Executive Vice President      Director of MSDW Trust.
and Chief Investment
Officer

Edward C. Oelsner, III
Executive Vice President

Barry Fink                    Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary and General Counsel of DWSC; Senior Vice
Secretary and General         President, Assistant Secretary and Assistant
Counsel                       General Counsel of Distributors; Vice President,
                              Secretary and General Counsel of the Dean Witter
                              Funds and the TCW/DW Funds.

Peter M. Avelar               Vice President of various Dean Witter Funds.
Senior Vice President

Mark Bavoso                   Vice President of various Dean Witter Funds.
Senior Vice President

Richard Felegy
Senior Vice President

Edward F. Gaylor              Vice President of various Dean Witter Funds.
Senior Vice President

Robert S. Giambrone           Senior Vice President of DWSC, Distributors
Senior Vice President         and MSDW Trust and Director of MSDW Trust; Vice
                              President of the Dean Witter Funds and the TCW/DW
                              Funds.

Rajesh K. Gupta               Vice President of various Dean Witter Funds.
Senior Vice President



NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Kenton J. Hinchliffe          Vice President of various Dean Witter Funds.
Senior Vice President

Kevin Hurley                  Vice President of various Dean Witter Funds.
Senior Vice President

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones              Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III             President of Distributors.
Senior Vice President

Anita H. Kolleeny             Vice President of various Dean Witter Funds.
Senior Vice President

Jonathan R. Page              Vice President of various Dean Witter Funds.
Senior Vice President

Ira N. Ross                   Vice President of various Dean Witter Funds.
Senior Vice President

Guy G. Rutherfurd, Jr.        Vice President of Dean Witter Market Leader
Senior Vice President         Trust.

Rochelle G. Siegel            Vice President of various Dean Witter Funds.
Senior Vice President

Jayne M. Stevlingson          Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance                 Vice President of various Dean Witter Funds.
Senior Vice President

Elizabeth A. Vetell
Senior Vice President

James F. Willison             Vice President of various Dean Witter Funds.
Senior Vice President

Ronald J. Worobel             Vice President of various Dean Witter Funds.
Senior Vice President



NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Douglas Brown
First Vice President

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors; First Vice
and Controller                President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                Vice President of various Dean Witter Funds.
Vice President



NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and Assistant
Controller

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno             Vice President of DWSC.
Vice President

Bruce Dunn
Vice President

Michael Durbin
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                Vice President of Dean Witter Variable Investment
Vice President                Series.

Peter Hermann                 Vice President of various Dean Witter Funds.
Vice President

Elizabeth Hinchman
Vice President



NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

James P. Kastberg
Vice President

Michelle Kaufman              Vice President of various Dean Witter Funds.
Vice President

Paula LaCosta                 Vice President of various Dean Witter Funds.
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                Vice President of various Dean Witter Funds.
Vice President

Catherine Maniscalco          Vice President of Dean Witter Natural
Vice President                Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                   Vice President of Dean Witter Natural
Vice President                Resource Development Securities Inc.



NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Richard Norris
Vice President

Carsten Otto                  Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                 Vice President of various Dean Witter Funds.
Vice President

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti               Vice President of Dean Witter Precious Metals and
Vice President                Minerals Trust.

Ruth Rossi                    Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley               Vice President of various Dean Witter Funds.
Vice President

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President                Vice President of various Dean Witter Funds.



NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss
Vice President                Vice President of various Dean Witter Funds.


Item 29.  PRINCIPAL UNDERWRITERS

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Money Trust
(4)  Active Assets Tax-Free Trust
(5)  Dean Witter American Value Fund
(6)  Dean Witter Balanced Growth Fund
(7)  Dean Witter Balanced Income Fund
(8)  Dean Witter California Tax-Free Daily Income Trust
(9)  Dean Witter California Tax-Free Income Fund
(10) Dean Witter Capital Appreciation Fund
(11) Dean Witter Capital Growth Securities
(12) Dean Witter Convertible Securities Trust
(13) Dean Witter Developing Growth Securities Trust
(14) Dean Witter Diversified Income Trust
(15) Dean Witter Dividend Growth Securities Inc.
(16) Dean Witter European Growth Fund Inc.
(17) Dean Witter Federal Securities Trust
(18) Dean Witter Financial Services Trust
(19) Dean Witter Fund of Funds
(20) Dean Witter Global Asset Allocation
(21) Dean Witter Global Dividend Growth Securities
(22) Dean Witter Global Short-Term Income Fund Inc.
(23) Dean Witter Global Utilities Fund
(24) Dean Witter Hawaii Municipal Trust
(25) Dean Witter Health Sciences Trust
(26) Dean Witter High Yield Securities Inc.
(27) Dean Witter Income Builder Fund

(28) Dean Witter Information Fund
(29) Dean Witter Intermediate Income Securities
(30) Dean Witter Intermediate Term U.S. Treasury Trust
(31) Dean Witter International SmallCap Fund
(32) Dean Witter Japan Fund
(33) Dean Witter Limited Term Municipal Trust
(34) Dean Witter Liquid Asset Fund Inc.
(35) Dean Witter Market Leader Trust
(36) Dean Witter Mid-Cap Growth Fund
(37) Dean Witter Multi-State Municipal Series Trust
(38) Dean Witter Natural Resource Development Securities Inc.
(39) Dean Witter New York Municipal Money Market Trust
(40) Dean Witter New York Tax-Free Income Fund
(41) Dean Witter Pacific Growth Fund Inc.
(42) Dean Witter Precious Metals and Minerals Trust
(43) Dean Witter Retirement Series
(44) Dean Witter S&P 500 Index Fund
(45) Dean Witter Short-Term Bond Fund
(46) Dean Witter Short-Term U.S. Treasury Trust
(47) Dean Witter Special Value Fund
(48) Dean Witter Strategist Fund
(49) Dean Witter Tax-Exempt Securities Trust
(50) Dean Witter Tax-Free Daily Income Trust
(51) Dean Witter U.S. Government Money Market Trust
(52) Dean Witter U.S. Government Securities Trust
(53) Dean Witter Utilities Fund
(54) Dean Witter Value-Added Market Series
(55) Dean Witter Variable Investment Series
(56) Dean Witter World Wide Income Trust
(57) Dean Witter World Wide Investment Trust
(58) Morgan Stanley Dean Witter Competitive Edge Fund
(59) Morgan Stanley Dean Witter Growth Fund
(60) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(61) Prime Income Trust
(1) TCW/DW North American Government Income Trust
(2) TCW/DW Latin American Growth Fund
(3) TCW/DW Income and Growth Fund
(4) TCW/DW Balanced Fund
(5) TCW/DW Total Return Trust
(6) TCW/DW Mid-Cap Equity Trust
(7) TCW/DW Global Telecom Trust
(8) TCW/DW Emerging Markets Opportunities Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                     Positions and Office with Distributors
----                     --------------------------------------

Fredrick K. Kubler       Senior Vice President, Assistant
                         Secretary and Chief Compliance
                         Officer.

Michael T. Gregg         Vice President and Assistant
                         Secretary.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.  MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 32.  UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 1998.

                                        DEAN WITTER VARIABLE INVESTMENT SERIES

                                        By   /s/Barry Fink
                                           -------------------------------------
                                                Barry Fink
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 has been signed below by the following persons in the capacities and on the dates indicated.

      Signatures                          Title                         Date
      ----------                          ------                        ----

(1) Principal Executive Officer           President, Chief
                                          Executive Officer,
                                          Trustee and Chairman
     By /s/Charles A. Fiumefreddo                                       04/29/98
       --------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer           Treasurer and Principal
                                          Accounting Officer

     By /s/Thomas F. Caloia                                             04/29/98
       --------------------------------
           Thomas F. Caloia

(3) Majority of the Trustees

     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell


     By /s/Barry Fink                                                   04/29/98
       --------------------------------
           Barry Fink
           Attorney-in-Fact

     Michael Bozic
     Edwin J. Garn
     John R. Haire
     Wayne E. Hedien
     Manuel H. Johnson
     Michael E. Nugent
     John L. Schroeder

     By /s/David M. Butowsky                                            04/29/98
       --------------------------------
           David M. Butowsky
           Attorney-in-Fact

                       DEAN WITTER VARIABLE INVESTMENT SERIES

                                   EXHIBIT INDEX

      5. -     Form of Investment Management Agreement between
               Registrant and Dean Witter InterCapital Inc.

     11. -     Consent of Independent Accountants

     16. -     Schedules for Computation of Performance Quotations

     27. -     Financial Data Schedules